UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5002

DWS Variable Series II

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

JUNE 30, 2006

SEMIANNUAL REPORT

DWS VARIABLE SERIES II

DWS Balanced VIP

DWS Blue Chip VIP

DWS Conservative Allocation VIP

DWS Core Fixed Income VIP

DWS Davis Venture Value VIP

DWS Dreman Financial Services VIP

DWS Dreman High Return Equity VIP

DWS Dreman Small Cap Value VIP

DWS Global Thematic VIP

DWS Government & Agency Securities VIP

DWS Growth Allocation VIP

DWS High Income VIP

DWS Income Allocation VIP

DWS International Select Equity VIP

DWS Janus Growth & Income VIP

DWS Janus Growth Opportunities VIP

DWS Large Cap Value VIP

DWS Legg Mason Aggressive Growth VIP
(formerly DWS Salomon Aggressive Growth VIP)

DWS Mercury Large Cap Core VIP

DWS MFS Strategic Value VIP

DWS Mid Cap Growth VIP

DWS Moderate Allocation VIP

DWS Money Market VIP

DWS Oak Strategic Equity VIP

DWS Small Cap Growth VIP

DWS Strategic Income VIP

DWS Technology VIP

DWS Templeton Foreign Value VIP

DWS Turner Mid Cap Growth VIP

Contents

Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

Click Here DWS Balanced VIP

Click Here DWS Blue Chip VIP

Click Here DWS Conservative Allocation VIP

Click Here DWS Core Fixed Income VIP

Click Here DWS Davis Venture Value VIP

Click Here DWS Dreman Financial Services VIP

Click Here DWS Dreman High Return Equity VIP

Click Here DWS Dreman Small Cap Value VIP

Click Here DWS Global Thematic VIP

Click Here DWS Government & Agency Securities VIP

Click Here DWS Growth Allocation VIP

Click Here DWS High Income VIP

Click Here DWS Income Allocation VIP

Click Here DWS International Select Equity VIP

Click Here DWS Janus Growth & Income VIP

Click Here DWS Janus Growth Opportunities VIP

Click Here DWS Large Cap Value VIP

Click Here DWS Legg Mason Aggressive Growth VIP
(formerly DWS Salomon Aggressive Growth VIP)

Click Here DWS Mercury Large Cap Core VIP

Click Here DWS MFS Strategic Value VIP

Click Here DWS Mid Cap Growth VIP

Click Here DWS Moderate Allocation VIP

Click Here DWS Money Market VIP

Click Here DWS Oak Strategic Equity VIP

Click Here DWS Small Cap Growth VIP

Click Here DWS Strategic Income VIP

Click Here DWS Technology VIP

Click Here DWS Templeton Foreign Value VIP

Click Here DWS Turner Mid Cap Growth VIP

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Proxy Voting

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The prospectus contains this and other important information about the product. Please read the prospectus carefully before you invest.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

Information About Your Portfolio's Expenses

DWS Balanced VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses, had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,016.80	$ 1,014.60
Expenses Paid per $1,000*	$ 2.55	$ 4.45
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,022.27	$ 1,020.38
Expenses Paid per $1,000*	$ 2.56	$ 4.46

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Balanced VIP	.51%	.89%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.Management Summary June 30, 2006

DWS Balanced VIP

Despite rising interest rates and concerns about inflation, the US economy continued to expand in the first half of 2006, benefiting from strength in both business investment and consumer spending. Returns varied considerably among asset classes. Small-cap stocks (as measured by the Russell 2000 Index, with a return of 8.21%) and large-cap value stocks (as measured by the Russell 1000 Value Index, with a return of 6.56%) were strongly positive, while large-cap growth stocks (as measured by the Russell 1000 Growth Index) had a return of -0.93%. High-yield bonds (measured by the Credit Suisse High Yield Index) returned 3.49%, while investment-grade bonds, measured by the Lehman Brothers Aggregate Bond Index, returned -0.72%.

For the six months ended June 30, 2006, the DWS Balanced VIP Portfolio had a return of 1.68% (Class A shares, unadjusted for contract charges.) Since this Portfolio invests in a blend of equity and bond securities, the Portfolio's return during this period was between those of the major equity and bond benchmarks. The Portfolio's Lipper peer group of balanced funds had an average return of 1.63%.

The Portfolio's strategic asset allocation is 25% large-cap growth stocks, 25% large-cap value stocks, 10% small-cap stocks, 30% investment-grade bonds, and 10% high-yield bonds. An overweight in equities and corresponding underweight in bonds throughout the period was positive for performance. The Portfolio began the six-month period with a significant overweight in large-cap growth; this overweight was reduced gradually, but it hurt performance, since large-cap value outperformed large-cap growth. Also our underweight in small caps relative to large caps hurt performance since small caps outperformed large caps (as measured by the Russell 1000 Index) for the six months ended June 30, 2006. An increase in the allocation to large-cap value in May and June contributed to performance.

William Chepolis, CFA Inna Okounkova Gary Sullivan, CFA Robert Wang
Matthew F. MacDonald Thomas F. Sassi Julie M. Van Cleave, CFA
Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Balanced Fund category includes funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. It is not possible to invest directly in a Lipper category.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Balanced VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	59%	58%
Corporate Bonds	12%	12%
Commercial and Non-Agency Mortgage Backed Securities	11%	7%
US Treasury Obligations	4%	3%
Cash Equivalents	4%	5%
Foreign Bonds — US$ Denominated	2%	3%
US Government Agency Sponsored Pass-Throughs	2%	2%
Municipal Bonds and Notes	2%	2%
Collateralized Mortgage Obligations	2%	5%
Asset Backed	1%	2%
Preferred Stocks	1%	—
US Government Sponsored Agencies	—	1%
	100%	100%
Sector Diversification (Excludes Cash Equivalents and Securities Lending)	6/30/06	12/31/05

Financials	21%	19%
Information Technology	15%	18%
Energy	14%	12%
Health Care	12%	12%
Consumer Discretionary	10%	12%
Industrials	10%	10%
Consumer Staples	8%	7%
Materials	4%	4%
Telecommunication Services	3%	3%
Utilities	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Balanced VIP

	Shares	Value ($)

Common Stocks 59.0%
Consumer Discretionary 4.4%
Auto Components 0.1%
ArvinMeritor, Inc.	18,700	321,453
Modine Manufacturing Co.	4,700	109,792
Sauer-Danfoss, Inc.	6,100	155,062
Tenneco, Inc.*	8,700	226,200
		812,507
Automobiles 0.3%
Harley-Davidson, Inc.	30,700	1,685,123
Distributors 0.1%
Building Materials Holding Corp.	8,900	248,043
Hotels Restaurants & Leisure 0.5%
BJ's Restaurants, Inc.*	1,400	31,276
LIFE TIME FITNESS, Inc.*	7,600	351,652
Lodgian, Inc.*	2,500	35,625
Luby's, Inc.*	11,900	124,117
Papa John's International, Inc.*	8,900	295,480
RARE Hospitality International, Inc.*	12,200	350,872
Starbucks Corp.*	44,300	1,672,768
Vail Resorts, Inc.*	10,800	400,680
		3,262,470
Household Durables 0.2%
Fortune Brands, Inc.	18,300	1,299,483
Internet & Catalog Retail 0.0%
Stamps.com, Inc.*	5,100	141,882
Leisure Equipment & Products 0.1%
Marvel Entertainment, Inc.*	14,000	280,000
Media 0.8%
LodgeNet Entertainment Corp.*	10,400	193,960
McGraw-Hill Companies, Inc.	47,100	2,365,833
Omnicom Group, Inc.	26,000	2,316,340
ProQuest Co.*	4,500	55,305
Scholastic Corp.*	15,500	402,535
		5,333,973
Multiline Retail 0.7%
Big Lots, Inc.*	20,500	350,140
Kohl's Corp.*	21,700	1,282,904
Target Corp.	54,500	2,663,415
The Bon-Ton Stores, Inc.	7,600	166,288
		4,462,747
Specialty Retail 1.3%
Best Buy Co., Inc.	14,800	811,632
Cache, Inc.*	13,700	237,558
Cato Corp. "A"	11,900	307,615
Genesco, Inc.*	8,100	274,347
Group 1 Automotive, Inc.	7,300	411,282
Guess?, Inc.*	5,800	242,150
Gymboree Corp.*	2,800	97,328
Jos. A. Bank Clothiers, Inc.*	3,800	91,048
Lowe's Companies, Inc.	16,000	970,720
Pantry, Inc.*	4,800	276,192
Shoe Carnival, Inc.*	4,100	97,826
Staples, Inc.	87,000	2,115,840
	Shares	Value ($)

TJX Companies, Inc.	107,400	2,455,164
		8,388,702
Textiles, Apparel & Luxury Goods 0.3%
Brown Shoe Co., Inc.	9,150	311,832
Carter's, Inc.*	11,000	290,730
Kellwood Co.	12,500	365,875
Perry Ellis International, Inc.*	12,800	323,968
Phillips-Van Heusen Corp.	11,000	419,760
Steven Madden Ltd.	9,900	293,238
		2,005,403
Consumer Staples 5.0%
Beverages 1.4%
Boston Beer Co., Inc. "A"*	2,900	84,941
Coca-Cola Co.	65,600	2,822,112
Diageo PLC	96,169	1,617,417
PepsiCo, Inc.	76,280	4,579,851
		9,104,321
Food & Staples Retailing 1.0%
Wal-Mart Stores, Inc.	71,100	3,424,887
Walgreen Co.	64,400	2,887,696
		6,312,583
Food Products 1.3%
Dean Foods Co.*	36,500	1,357,435
Flowers Foods, Inc.	13,700	392,368
General Mills, Inc.	36,100	1,864,926
Groupe Danone	12,724	1,616,885
Kellogg Co.	35,500	1,719,265
The Hershey Co.	18,200	1,002,274
		7,953,153
Household Products 1.3%
Colgate-Palmolive Co.	64,800	3,881,520
Kimberly-Clark Corp.	13,900	857,630
Procter & Gamble Co.	63,600	3,536,160
		8,275,310
Personal Products 0.0%
Elizabeth Arden, Inc.*	1,100	19,668
Inter Parfums, Inc.	5,200	89,544
		109,212
Energy 9.6%
Energy Equipment & Services 3.7%
Baker Hughes, Inc.	43,400	3,552,290
BJ Services Co.	95,900	3,573,234
ENSCO International, Inc.	68,000	3,129,360
Grey Wolf, Inc.*	45,600	351,120
Halliburton Co.	60,600	4,497,126
Noble Corp.	20,200	1,503,284
NS Group, Inc.*	6,700	369,036
Schlumberger Ltd.	59,500	3,874,045
Transocean, Inc.*	38,730	3,110,794
		23,960,289
Oil, Gas & Consumable Fuels 5.9%
Berry Petroleum Co. "A"	5,400	179,010
Cabot Oil & Gas Corp.	4,100	200,900
Callon Petroleum Co.*	11,500	222,410
	Shares	Value ($)

Chevron Corp.	98,800	6,131,528
Clayton Williams Energy, Inc.*	2,600	89,804
Comstock Resources, Inc.*	11,700	349,362
ConocoPhillips	123,440	8,089,023
Devon Energy Corp.	43,900	2,651,999
Edge Petroleum Corp.*	11,400	227,772
Encore Aquisition Co.*	11,900	319,277
EOG Resources, Inc.	36,900	2,558,646
ExxonMobil Corp.	116,100	7,122,735
Harvest Natural Resources, Inc.*	18,600	251,844
Marathon Oil Corp.	41,400	3,448,620
Penn Virginia Corp.	5,000	349,400
Swift Energy Co.*	8,700	373,491
Valero Energy Corp.	44,000	2,926,880
Whiting Petroleum Corp.*	8,800	368,456
XTO Energy, Inc.	34,166	1,512,529
		37,373,686
Financials 11.7%
Capital Markets 2.1%
Bear Stearns Companies, Inc.	8,900	1,246,712
Calamos Asset Management, Inc. "A"	2,200	63,778
GFI Group, Inc.*	4,000	215,800
Lehman Brothers Holdings, Inc.	34,900	2,273,735
Merrill Lynch & Co., Inc.	46,200	3,213,672
Morgan Stanley	49,600	3,135,216
optionsXpress Holdings, Inc.	2,900	67,599
The Goldman Sachs Group, Inc.	19,600	2,948,428
		13,164,940
Commercial Banks 2.7%
AmSouth Bancorp.	76,900	2,034,005
BancFirst Corp.	800	35,800
Banner Corp.	500	19,270
Boston Private Financial Holdings, Inc.	7,800	217,620
Center Financial Corp.	7,900	186,756
City Holding Co.	3,500	126,490
CVB Financial Corp.	21,618	338,538
First Community Bancorp.	7,200	425,376
First Indiana Corp.	1,200	31,236
Frontier Financial Corp.	850	28,891
Greater Bay Bancorp.	12,900	370,875
Hancock Holding Co.	4,300	240,800
Hanmi Financial Corp.	1,000	19,440
Oriental Financial Group, Inc.	10,700	136,532
Pacific Capital Bancorp.	2,500	77,800
Santander BanCorp.	1,800	44,316
Sterling Bancshares, Inc.	23,600	442,500
SunTrust Banks, Inc.	30,900	2,356,434
Umpqua Holdings Corp.	4,300	110,295
US Bancorp.	93,500	2,887,280
Wachovia Corp.	62,000	3,352,960
Wells Fargo & Co.	58,700	3,937,596
West Coast Bancorp.	1,700	50,099
		17,470,909
Consumer Finance 0.3%
American Express Co.	29,300	1,559,346
Cash America International, Inc.	9,400	300,800
CompuCredit Corp.*	700	26,908
		1,887,054
	Shares	Value ($)

Diversified Financial Services 3.0%
Bank of America Corp.	170,300	8,191,430
Citigroup, Inc.	134,232	6,475,352
JPMorgan Chase & Co.	104,500	4,389,000
		19,055,782
Insurance 1.9%
AFLAC, Inc.	86,200	3,995,370
Allstate Corp.	43,100	2,358,863
American International Group, Inc.	60,500	3,572,525
EMC Insurance Group, Inc.	4,600	132,296
Genworth Financial, Inc. "A"	30,600	1,066,104
National Financial Partners Corp.	3,900	172,809
Navigators Group, Inc.*	900	39,438
Seabright Insurance Holdings*	15,800	254,538
Tower Group, Inc.	15,200	459,800
U.S.I. Holdings Corp.*	4,600	61,686
		12,113,429
Real Estate Investment Trusts 0.6%
Alexandria Real Estate Equities, Inc. (REIT)	2,100	186,228
BioMed Realty Trust, Inc. (REIT)	5,900	176,646
Corporate Office Properties Trust (REIT)	3,300	138,864
Cousins Properties, Inc. (REIT)	5,700	176,301
EastGroup Properties, Inc. (REIT)	3,100	144,708
FelCor Lodging Trust, Inc. (REIT)	8,200	178,268
First Industrial Realty Trust, Inc. (REIT)	3,100	117,614
Glenborough Realty Trust, Inc. (REIT)	5,200	112,008
Glimcher Realty Trust (REIT)	3,800	94,278
Heritage Property Investment Trust (REIT)	4,900	171,108
Highwoods Properties, Inc. (REIT)	5,400	195,372
Home Properties, Inc. (REIT)	3,300	183,183
Lexington Corporate Properties Trust (REIT)	7,200	155,520
LTC Properties, Inc. (REIT)	1,300	29,055
Maguire Properties, Inc. (REIT)	200	7,034
National Retail Properties, Inc. (REIT)	9,100	181,545
Nationwide Health Properties, Inc. (REIT)	10,300	231,853
Newcastle Investment Corp. (REIT)	6,300	159,516
OMEGA Healthcare Investors, Inc. (REIT)	2,500	33,050
Parkway Properties, Inc. (REIT)	3,600	163,800
Pennsylvania Real Estate Investment Trust (REIT)	2,900	117,073
Potlatch Corp. (REIT)	4,300	162,325
Redwood Trust, Inc. (REIT)	3,000	146,490
Senior Housing Properties Trust (REIT)	8,500	152,235
Strategic Hotels & Resorts, Inc. (REIT)	8,000	165,920
Sun Communities, Inc. (REIT)	1,600	52,048
Urstadt Biddle Properties "A" (REIT)	1,200	19,548
Washington Real Estate Investment Trust (REIT)	4,900	179,830
		3,831,420
	Shares	Value ($)

Thrifts & Mortgage Finance 1.1%
Accredited Home Lenders Holding Co.*	6,100	291,641
BankUnited Financial Corp. "A"	6,100	186,172
Corus Bankshares, Inc.	16,300	426,734
First Niagara Financial Group, Inc.	4,400	61,688
FirstFed Financial Corp.*	7,500	432,525
Freddie Mac	42,100	2,400,121
Partners Trust Financial Group, Inc.	13,500	154,035
PFF Bancorp., Inc.	2,950	97,822
TierOne Corp.	7,600	256,652
W Holding Co., Inc.	13,500	89,775
Washington Mutual, Inc.	53,800	2,452,204
WSFS Financial Corp.	1,900	116,755
		6,966,124
Health Care 8.1%
Biotechnology 1.6%
Alkermes, Inc.*	14,300	270,556
Amgen, Inc.*	27,400	1,787,302
Cubist Pharmaceuticals, Inc.*	11,400	287,052
Digene Corp.*	5,700	220,818
Genentech, Inc.*	50,900	4,163,620
Gilead Sciences, Inc.*	60,400	3,573,264
		10,302,612
Health Care Equipment & Supplies 1.6%
American Medical Systems Holdings, Inc.*	16,300	271,395
Baxter International, Inc.	87,900	3,231,204
Biosite, Inc.*	5,500	251,130
Boston Scientific Corp.*	28,200	474,888
C.R. Bard, Inc.	16,900	1,238,094
Integra LifeSciences Holdings*	7,200	279,432
Kyphon, Inc.*	7,800	299,208
Medtronic, Inc.	42,500	1,994,100
Zimmer Holdings, Inc.*	35,000	1,985,200
		10,024,651
Health Care Providers & Services 1.1%
Alliance Imaging, Inc.*	35,600	227,840
Healthways, Inc.*	8,000	421,120
LCA-Vision, Inc.	4,700	248,677
Magellan Health Services, Inc.*	7,600	344,356
Odyssey HealthCare, Inc.*	14,200	249,494
PSS World Medical, Inc.*	16,300	287,695
Sunrise Senior Living, Inc.*	15,100	417,515
UnitedHealth Group, Inc.	108,400	4,854,152
		7,050,849
Health Care Technology 0.1%
Computer Programs & Systems, Inc.	3,600	143,856
Dendrite International, Inc.*	11,400	105,336
Vital Images, Inc.*	9,300	229,710
		478,902
Life Sciences Tools & Services 0.1%
Albany Molecular Research, Inc.*	21,500	229,620
Luminex Corp.*	15,300	266,067
PAREXEL International Corp.*	11,300	326,005
		821,692
Pharmaceuticals 3.6%
Abbott Laboratories	132,600	5,782,686
Connetics Corp.*	18,800	221,088
	Shares	Value ($)

Eli Lilly & Co.	19,900	1,099,873
Hi-Tech Pharmacal Co., Inc.*	9,250	153,273
Johnson & Johnson	132,182	7,920,345
K-V Pharmaceutical Co. "A"*	15,000	279,900
Medicis Pharmaceutical Corp. "A"	12,200	292,800
MGI Pharma, Inc.*	3,700	79,550
Pain Therapeutics, Inc.*	23,000	192,050
Penwest Pharmaceuticals Co.*	10,800	235,764
Pfizer, Inc.	156,000	3,661,320
Salix Pharmaceuticals Ltd.*	16,000	196,800
Teva Pharmaceutical Industries Ltd. (ADR)	20,600	650,754
Valeant Pharmaceuticals International	9,100	153,972
Wyeth	49,700	2,207,177
		23,127,352
Industrials 6.1%
Aerospace & Defense 1.5%
Honeywell International, Inc.	36,500	1,470,950
L-3 Communications Holdings, Inc.	18,100	1,365,102
Orbital Sciences Corp.*	18,400	296,976
United Technologies Corp.	97,900	6,208,818
		9,341,846
Air Freight & Logistics 0.5%
EGL, Inc.*	6,800	341,360
FedEx Corp.	21,600	2,524,176
Pacer International, Inc.	3,300	107,514
		2,973,050
Airlines 0.1%
ExpressJet Holdings, Inc.*	52,900	365,539
Building Products 0.3%
Lennox International, Inc.	4,100	108,568
Masco Corp.	57,700	1,710,228
Universal Forest Products, Inc.	2,100	131,733
		1,950,529
Commercial Services & Supplies 0.3%
Administaff, Inc.	6,900	247,089
Banta Corp.	4,100	189,953
Coinstar, Inc.*	2,300	55,062
Consolidated Graphics, Inc.*	7,100	369,626
Herman Miller, Inc.	13,700	353,049
Huron Consulting Group, Inc.*	3,400	119,306
Kforce, Inc.*	15,200	235,448
Labor Ready, Inc.*	15,500	351,075
Standard Register Co.	12,200	144,570
Watson Wyatt Worldwide, Inc. "A"	3,700	130,018
		2,195,196
Construction & Engineering 0.1%
Granite Construction, Inc.	8,500	384,795
Electrical Equipment 0.6%
A.O. Smith Corp.	8,000	370,880
Acuity Brands, Inc.	7,100	276,261
Emerson Electric Co.	27,900	2,338,299
General Cable Corp.*	10,400	364,000
LSI Industries, Inc.	17,700	300,723
Vicor Corp.	12,900	213,753
		3,863,916
Industrial Conglomerates 1.2%
General Electric Co.	225,900	7,445,664
	Shares	Value ($)

Machinery 1.4%
Accuride Corp.*	23,900	298,033
Cascade Corp.	7,400	292,670
Caterpillar, Inc.	24,800	1,847,104
Dover Corp.	48,100	2,377,583
Ingersoll-Rand Co., Ltd. "A"	71,400	3,054,492
Middleby Corp.*	1,400	121,184
Nordson Corp.	7,600	373,768
Valmont Industries, Inc.	3,000	139,470
Wabtec Corp.	12,200	456,280
		8,960,584
Road & Rail 0.1%
Dollar Thrifty Automotive Group, Inc.*	7,600	342,532
Marten Transport Ltd.*	5,100	110,874
Old Dominion Freight Line, Inc.*	6,800	255,612
USA Truck, Inc.*	14,100	251,262
		960,280
Trading Companies & Distributors 0.0%
Electro Rent Corp.*	14,800	237,096
UAP Holding Corp.	1,400	30,534
		267,630
Information Technology 10.5%
Communications Equipment 1.5%
Cisco Systems, Inc.*	256,100	5,001,633
MasTec, Inc.*	5,600	73,976
Nokia Oyj (ADR)	116,500	2,360,290
QUALCOMM, Inc.	52,300	2,095,661
		9,531,560
Computers & Peripherals 2.0%
Apple Computer, Inc.*	38,500	2,199,120
Eletronics for Imaging, Inc.*	12,600	263,088
EMC Corp.*	145,300	1,593,941
Hewlett-Packard Co.	112,600	3,567,168
International Business Machines Corp.	63,500	4,878,070
Komag, Inc.*	5,500	253,990
		12,755,377
Electronic Equipment & Instruments 0.2%
Itron, Inc.*	5,100	302,226
MTS Systems Corp.	6,700	264,717
Plexus Corp.*	8,200	280,522
Rofin-Sinar Technologies, Inc.*	4,400	252,868
		1,100,333
Internet Software & Services 0.8%
aQuantive, Inc.*	5,100	129,183
CNET Networks, Inc.*	15,100	120,498
EarthLink, Inc.*	17,200	148,952
eBay, Inc.*	46,800	1,370,772
Google, Inc. "A"*	2,950	1,237,024
j2 Global Communications, Inc.*	3,800	118,636
ValueClick, Inc.*	8,300	127,405
WebEx Communications, Inc.*	4,000	142,160
Websense, Inc.*	5,600	115,024
Yahoo!, Inc.*	46,900	1,547,700
		5,057,354
IT Services 1.1%
Accenture Ltd. "A"	70,700	2,002,224
Automatic Data Processing, Inc.	27,200	1,233,520
CSG Systems International, Inc.*	13,500	333,990
	Shares	Value ($)

Fiserv, Inc.*	30,700	1,392,552
iGATE Corp.*	6,900	44,091
Paychex, Inc.	41,600	1,621,568
Sapient Corp.*	22,100	117,130
StarTek, Inc.	10,500	156,975
Sykes Enterprises, Inc.*	13,100	211,696
		7,113,746
Semiconductors & Semiconductor Equipment 3.3%
Advanced Energy Industries, Inc.*	19,600	259,504
Analog Devices, Inc.	91,500	2,940,810
Applied Materials, Inc.	129,500	2,108,260
Asyst Technologies, Inc.*	27,400	206,322
Broadcom Corp. "A"*	77,700	2,334,885
Cymer, Inc.*	5,700	264,822
Intel Corp.	216,200	4,096,990
Kulicke & Soffa Industries, Inc.*	32,000	237,120
Linear Technology Corp.	46,500	1,557,285
Mattson Technology, Inc.*	20,500	200,285
Maxim Integrated Products, Inc.	44,600	1,432,106
MKS Instruments, Inc.*	6,600	132,792
OmniVision Technologies, Inc.*	9,500	200,640
Photronics, Inc.*	13,600	201,280
PortalPlayer, Inc.*	21,500	210,915
Standard Microsystems Corp.*	9,800	213,934
Texas Instruments, Inc.	142,300	4,310,267
Trident Microsystems, Inc.*	15,700	297,986
Zoran Corp.*	9,600	233,664
		21,439,867
Software 1.6%
Adobe Systems, Inc.*	46,600	1,414,776
Advent Software, Inc.*	10,400	375,128
Ansoft Corp.*	15,400	315,392
ANSYS, Inc.*	6,100	291,702
Electronic Arts, Inc.*	32,100	1,381,584
FalconStor Software, Inc.*	9,600	66,912
Internet Security Systems, Inc.*	7,600	143,260
Intervoice, Inc.*	33,600	239,232
Microsoft Corp.	219,400	5,112,020
MicroStrategy, Inc., "A"*	3,722	362,969
SPSS, Inc.*	10,200	327,828
Witness Systems, Inc.*	15,000	302,550
		10,333,353
Materials 1.6%
Chemicals 0.9%
E.I. du Pont de Nemours & Co.	83,100	3,456,960
Ecolab, Inc.	43,300	1,757,114
Georgia Gulf Corp.	11,900	297,738
Pioneer Companies, Inc.*	11,200	305,536
Symyx Technologies, Inc.*	10,100	243,915
		6,061,263
Containers & Packaging 0.3%
Rock-Tenn Co. "A"	5,800	92,510
Silgan Holdings, Inc.	5,600	207,256
Sonoco Products Co.	59,900	1,895,835
		2,195,601
Metals & Mining 0.4%
AK Steel Holding Corp.*	19,300	266,919
Chaparral Steel Co.*	5,200	374,504
Cleveland-Cliffs, Inc.	5,300	420,237
Compass Minerals International, Inc.	11,700	291,915
	Shares	Value ($)

Gibraltar Industries, Inc.	9,900	287,100
Metal Management, Inc.	7,100	217,402
Steel Technologies, Inc.	11,000	213,840
Stillwater Mining Co.*	19,000	240,920
		2,312,837
Telecommunication Services 1.4%
Diversified Telecommunication Services 1.3%
Alaska Communications Systems Group, Inc.	25,300	320,045
AT&T, Inc.	119,900	3,344,011
CT Communications, Inc.	12,100	276,727
General Communication, Inc. "A"*	26,700	328,944
Golden Telecom, Inc.	9,600	243,360
North Pittsburgh Systems, Inc.	4,200	115,752
Premiere Global Services, Inc.*	18,400	138,920
TALK America Holdings, Inc.*	23,200	143,608
Time Warner Telecom, Inc. "A"*	1,600	23,760
Verizon Communications, Inc.	111,800	3,744,181
		8,679,308
Wireless Telecommunication Services 0.1%
Centennial Communications Corp.	24,200	125,840
Dobson Communications Corp. "A"*	25,300	195,569
USA Mobility, Inc.	5,100	84,660
		406,069
Utilities 0.6%
Electric Utilities 0.4%
ALLETE, Inc.	5,800	274,630
FPL Group, Inc.	56,200	2,325,556
Otter Tail Corp.	4,700	128,451
		2,728,637
Gas Utilities 0.1%
New Jersey Resources Corp.	2,100	98,238
South Jersey Industries, Inc.	5,000	136,950
Southwest Gas Corp.	7,900	247,586
		482,774
Independent Power Producers & Energy Traders 0.1%
TXU Corp.	13,800	825,102
Multi-Utilities 0.0%
Avista Corp.	4,700	107,301
Total Common Stocks (Cost $308,278,097)		377,144,114
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 12.2%
Consumer Discretionary 2.8%
Affinia Group, Inc., 9.0%, 11/30/2014	155,000	140,663
AMC Entertainment, Inc., 8.0%, 3/1/2014	230,000	210,737
AMFM, Inc., 8.0%, 11/1/2008	750,000	779,775
Aztar Corp., 7.875%, 6/15/2014	315,000	333,112
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009	50,000	53,000
Caesars Entertainment, Inc., 8.875%, 9/15/2008	100,000	105,000
Charter Communications Holdings LLC:
8.625%, 4/1/2009	25,000	19,250
9.625%, 11/15/2009	10,000	7,700
	Principal Amount ($)(a)	Value ($)

10.25%, 9/15/2010	535,000	536,337
144A, 10.25%, 9/15/2010	140,000	140,000
11.0%, 10/1/2015	466,000	407,750
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	220,000	273,349
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	150,000	159,436
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	105,000	82,819
CSC Holdings, Inc.:
7.25%, 7/15/2008	80,000	80,100
7.875%, 12/15/2007	265,000	268,312
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	750,000	737,737
Series E, 5.679%**, 10/31/2008	389,000	390,726
Dex Media East LLC/Financial, 12.125%, 11/15/2012	793,000	890,142
Dura Operating Corp., Series B, 8.625%, 4/15/2012	190,000	161,500
EchoStar DBS Corp.:
6.625%, 10/1/2014	25,000	23,500
144A, 7.125%, 2/1/2016	90,000	86,625
Foot Locker, Inc., 8.5%, 1/15/2022	120,000	121,050
Ford Motor Co., 7.45%, 7/16/2031	80,000	57,800
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	465,000	445,237
Friendly Ice Cream Corp., 8.375%, 6/15/2012	60,000	51,600
General Motors Corp.:
8.25%, 7/15/2023	205,000	161,438
8.375%, 7/15/2033	140,000	112,700
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	480,000	526,800
Gregg Appliances, Inc., 9.0%, 2/1/2013	50,000	46,125
Harrah's Operating Co., Inc., 5.625%, 6/1/2015	450,000	416,216
Hertz Corp., 144A, 8.875%, 1/1/2014	215,000	220,375
ION Media Networks, Inc., 144A, 11.318%**, 1/15/2013	85,000	85,213
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	290,000	273,687
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	190,000	190,950
JC Penney Corp., Inc., 8.0%, 3/1/2010	500,000	532,700
Lear Corp.:
Series B, 5.75%, 8/1/2014	10,000	8,150
Series B, 8.11%, 5/15/2009	245,000	238,875
Levi Strauss & Co., 9.74%**, 4/1/2012	55,000	55,963
Liberty Media Corp.:
5.7%, 5/15/2013	15,000	13,622
8.25%, 2/1/2030	115,000	110,071
8.5%, 7/15/2029	150,000	145,886
Linens 'n Things, Inc., 144A, 10.702%**, 1/15/2014	90,000	85,275
Mediacom Broadband LLC, 8.5%, 10/15/2015	10,000	9,600
Metaldyne Corp.:
10.0%, 11/1/2013	75,000	72,563
11.0%, 6/15/2012	15,000	12,750
MGM MIRAGE:
8.375%, 2/1/2011	75,000	76,875
9.75%, 6/1/2007	145,000	148,988
	Principal Amount ($)(a)	Value ($)

MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	160,000	169,000
NCL Corp., 10.625%, 7/15/2014	35,000	34,388
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	240,000	194,400
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	365,000	380,512
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	40,000	41,350
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	555,000	573,037
PRIMEDIA, Inc.:
8.875%, 5/15/2011	95,000	91,200
10.545%**, 5/15/2010	250,000	255,312
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	425,000	459,000
Rexnord Corp., 10.125%, 12/15/2012	65,000	71,977
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	375,000	391,875
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	205,000	192,188
Six Flags, Inc.:
8.875%, 2/1/2010	30,000	28,500
9.75%, 4/15/2013	250,000	229,687
TCI Communications, Inc., 8.75%, 8/1/2015	135,000	154,247
Tele-Communications, Inc.:
9.875%, 6/15/2022	670,000	846,068
10.125%, 4/15/2022	28,000	35,626
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014	95,000	88,113
Time Warner, Inc., 6.75%, 4/15/2011	800,000	820,166
Toys "R" Us, Inc., 7.375%, 10/15/2018	50,000	35,438
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	520,000	499,850
TRW Automotive, Inc.:
11.0%, 2/15/2013	400,000	437,000
11.75%, 2/15/2013 EUR	75,000	109,599
United Auto Group, Inc., 9.625%, 3/15/2012	365,000	381,425
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	65,000	67,194
XM Satellite Radio, Inc., 144A, 9.75%, 5/1/2014	390,000	356,850
Young Broadcasting, Inc., 8.75%, 1/15/2014	580,000	484,300
		17,536,381
Consumer Staples 0.8%
Alliance One International, Inc., 11.0%, 5/15/2012	85,000	80,750
Altria Group, Inc., 7.0%, 11/4/2013	250,000	263,750
Anheuser-Busch Companies, Inc., 5.75%, 4/1/2036	400,000	375,115
Archer-Daniels-Midland Co., 5.375%, 9/15/2035	400,000	354,710
Birds Eye Foods, Inc., 11.875%, 11/1/2008	170,000	173,188
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022	500,000	613,465
Del Laboratories, Inc., 8.0%, 2/1/2012	95,000	78,969
	Principal Amount ($)(a)	Value ($)

Delhaize America, Inc.:
8.05%, 4/15/2027	30,000	29,260
9.0%, 4/15/2031	415,000	455,093
Fortune Brands, Inc., 5.375%, 1/15/2016	250,000	231,257
Fred Meyer, Inc., 7.45%, 3/1/2008	750,000	768,406
Harry & David Holdings, Inc., 10.231%**, 3/1/2012	85,000	80,750
Kraft Foods, Inc., 6.25%, 6/1/2012	500,000	505,834
North Atlantic Trading Co., 9.25%, 3/1/2012	185,000	148,925
Swift & Co.:
10.125%, 10/1/2009	55,000	55,963
12.5%, 1/1/2010	25,000	24,875
Viskase Co., Inc., 11.5%, 6/15/2011	480,000	496,200
Wal-Mart Stores, Inc., 5.25%, 9/1/2035	250,000	218,132
		4,954,642
Energy 0.7%
Belden & Blake Corp., 8.75%, 7/15/2012	395,000	400,925
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	205,000	203,975
Chesapeake Energy Corp.:
6.25%, 1/15/2018	100,000	91,250
6.875%, 1/15/2016	280,000	264,600
7.75%, 1/15/2015	35,000	35,088
Delta Petroleum Corp., 7.0%, 4/1/2015	220,000	204,600
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	245,000	214,375
144A, 8.375%, 5/1/2016	190,000	187,150
El Paso Production Holding Corp., 7.75%, 6/1/2013	160,000	161,200
Frontier Oil Corp., 6.625%, 10/1/2011	295,000	282,462
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	255,000	255,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027	100,000	85,500
Plains Exploration & Production Co.:
7.125%, 6/15/2014	115,000	113,275
Series B, 8.75%, 7/1/2012	90,000	94,275
Range Resources Corp., 7.5%, 5/15/2016	40,000	39,500
Southern Natural Gas, 8.875%, 3/15/2010	340,000	359,126
Stone Energy Corp.:
6.75%, 12/15/2014	415,000	416,556
144A, 8.24%**, 7/15/2010	270,000	270,000
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	115,000	116,150
Williams Companies, Inc.:
8.125%, 3/15/2012	565,000	586,187
8.75%, 3/15/2032	245,000	266,438
		4,647,632
Financials 3.0%
AAC Group Holding Corp., 144A, 12.75%, 10/1/2012 (PIK)	70,000	70,000
Alamosa Delaware, Inc., 11.0%, 7/31/2010	125,000	136,875
Allstate Corp., 6.125%, 2/15/2012	1,000,000	1,016,469
	Principal Amount ($)(a)	Value ($)

American General Institutional Capital, 144A, 8.125%, 3/15/2046	230,000	270,937
American International Group, Inc., 144A, 6.25%, 5/1/2036	350,000	335,451
Ashton Woods USA LLC, 9.5%, 10/1/2015	230,000	203,550
Bear Stearns Companies, Inc., 5.3%, 10/30/2015	465,000	439,973
Citigroup, Inc., 6.0%, 10/31/2033	500,000	473,670
E*TRADE Financial Corp.:
7.375%, 9/15/2013	75,000	75,000
7.875%, 12/1/2015	60,000	61,500
8.0%, 6/15/2011	135,000	137,700
ERP Operating LP:
5.375%, 8/1/2016	333,000	312,530
6.95%, 3/2/2011	211,000	220,024
Ford Motor Credit Co.:
7.25%, 10/25/2011	610,000	541,116
7.375%, 10/28/2009	1,225,000	1,132,559
7.875%, 6/15/2010	295,000	272,135
General Electric Capital Corp., Series A, 6.75%, 3/15/2032	750,000	800,568
General Motors Acceptance Corp.:
4.375%, 12/10/2007	134,000	128,534
6.125%, 9/15/2006	184,000	183,728
6.125%, 2/1/2007 (b)	1,377,000	1,371,327
6.125%, 8/28/2007	622,000	615,495
6.875%, 9/15/2011	1,300,000	1,240,408
8.0%, 11/1/2031	689,000	662,232
H&E Equipment/Finance:
11.125%, 6/15/2012	95,000	104,908
12.5%, 6/15/2013	55,000	61,804
HSBC Bank USA, 5.625%, 8/15/2035	374,000	330,124
HSBC Holdings PLC, 6.5%, 5/2/2036	500,000	491,539
Ipayment, Inc., 144A, 9.75%, 5/15/2014	80,000	79,600
John Deere Capital Corp., 5.1%, 1/15/2013	1,000,000	961,445
JPMorgan Chase Capital XV, 5.875%, 3/15/2035	585,000	519,111
Merrill Lynch & Co., Inc., Series C, 4.79%, 8/4/2010	626,000	604,758
Popular North America, Inc., Series E, 3.875%, 10/1/2008	1,000,000	956,773
Poster Financial Group, Inc., 8.75%, 12/1/2011	275,000	286,000
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	330,000	362,175
Simon Property Group, LP, (REIT), 6.1%, 5/1/2016	600,000	595,367
Sprint Capital Corp., 7.625%, 1/30/2011	1,000,000	1,064,423
The Goldman Sachs Group, Inc.:
5.35%, 1/15/2016	505,000	476,922
6.45%, 5/1/2036	400,000	383,208
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	245,000	184,975
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	125,000	123,125
Universal City Development, 11.75%, 4/1/2010	355,000	386,506
Verizon Global Funding Corp., 7.75%, 12/1/2030	170,000	183,353
		18,857,897
	Principal Amount ($)(a)	Value ($)

Health Care 0.4%
Genentech, Inc., 4.4%, 7/15/201 (b)	1,250,000	1,193,992
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016	190,000	186,200
144A, 11.418%**, 6/15/2014	30,000	29,925
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	505,000	496,163
Wyeth, 6.5%, 2/1/2034	400,000	400,486
		2,306,766
Industrials 0.8%
Allied Security Escrow Corp., 11.375%, 7/15/2011	130,000	126,100
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	295,000	312,700
American Color Graphics, 10.0%, 6/15/2010	150,000	106,875
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	125,000	128,750
Browning-Ferris Industries:
7.4%, 9/15/2035	245,000	218,050
9.25%, 5/1/2021	135,000	137,025
Case New Holland, Inc., 9.25%, 8/1/2011	345,000	363,112
Cenveo Corp., 7.875%, 12/1/2013	260,000	253,500
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	270,000	265,275
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	255,000	260,100
144A, 11.44%**, 7/1/2012	95,000	96,900
Congoleum Corp., 8.625%, 8/1/2008*	190,000	188,100
DRS Technologies, Inc., 7.625%, 2/1/2018	140,000	139,300
Education Management LLC, 144A, 8.75%, 6/1/2014	75,000	74,250
Honeywell International, Inc., 5.7%, 3/15/2036	250,000	233,743
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	255,000	221,213
8.875%, 4/1/2012	270,000	268,650
Kansas City Southern:
7.5%, 6/15/2009	55,000	55,000
9.5%, 10/1/2008	415,000	434,712
Kinetek, Inc., Series D, 10.75%, 11/15/2006	345,000	343,275
Millennium America, Inc., 9.25%, 6/15/2008	110,000	112,750
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	30,000	33,225
Ship Finance International Ltd., 8.5%, 12/15/2013	75,000	71,250
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	220,000	236,500
United Technologies Corp., 7.5%, 9/15/2029	350,000	405,531
Xerox Capital Trust I, 8.0%, 2/1/2027	80,000	80,300
Xerox Corp., 6.4%, 3/15/2016	170,000	160,438
		5,326,624
Information Technology 0.5%
Cisco Systems, Inc., 5.5%, 2/22/2016	750,000	720,170
International Business Machines Corp., 8.375%, 11/1/2019	250,000	301,578
	Principal Amount ($)(a)	Value ($)

L-3 Communications Corp.:
5.875%, 1/15/2015	290,000	270,425
Series B, 6.375%, 10/15/2015	85,000	81,175
Lucent Technologies, Inc., 6.45%, 3/15/2029	765,000	650,250
Sanmina-SCI Corp., 8.125%, 3/1/2016	195,000	190,125
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	240,000	248,100
UGS Corp., 10.0%, 6/1/2012	245,000	263,375
Unisys Corp., 7.875%, 4/1/2008	410,000	410,000
		3,135,198
Materials 1.2%
ARCO Chemical Co., 9.8%, 2/1/2020	680,000	799,000
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	75,000	45,188
Chemtura Corp., 6.875%, 6/1/2016	110,000	106,287
Constar International, Inc., 11.0%, 12/1/2012	35,000	26,250
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	70,000	55,650
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10% to 10/1/2014	70,000	55,475
Dayton Superior Corp.:
10.75%, 9/15/2008	50,000	50,750
13.0%, 6/15/2009	145,000	126,512
Equistar Chemical Funding, 10.625%, 5/1/2011	175,000	187,906
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	245,000	247,450
GEO Specialty Chemicals, Inc., 144A, 13.479%**, 12/31/2009	491,000	427,784
Greif, Inc., 8.875%, 8/1/2012	130,000	136,825
Hexcel Corp., 6.75%, 2/1/2015	115,000	107,525
Huntsman LLC, 11.625%, 10/15/2010	392,000	433,160
IMC Global, Inc., 10.875%, 8/1/2013	470,000	522,875
International Coal Group, Inc., 144A, 10.25%, 7/15/2014	100,000	99,875
International Steel Group, Inc., 6.5%, 4/15/2014	75,000	70,875
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	165,000	117,975
Lyondell Chemical Co., 10.5%, 6/1/2013	45,000	49,500
Massey Energy Co.:
6.625%, 11/15/2010	205,000	201,925
6.875%, 12/15/2013	105,000	97,650
Monsanto Co., 4.0%, 5/15/2008	1,000,000	969,640
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	408,000	342,720
Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	545,000	588,600
144A, 13.0%, 9/30/2013	40,000	40,200
OM Group, Inc., 9.25%, 12/15/2011	50,000	51,500
Omnova Solutions, Inc., 11.25%, 6/1/2010	400,000	424,000
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	90,000	94,500
	Principal Amount ($)(a)	Value ($)

Oxford Automotive, Inc., 144A, 12.5%, 10/15/2010*	254,019	3,810
Radnor Holdings Corp., 11.0%, 3/15/2010	70,000	27,300
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	61,000	65,194
TriMas Corp., 9.875%, 6/15/2012	235,000	215,025
United States Steel Corp., 9.75%, 5/15/2010	248,000	264,120
Weyerhaeuser Co., 5.95%, 11/1/2008	600,000	600,477
Witco Corp., 6.875%, 2/1/2026	60,000	53,400
Wolverine Tube, Inc., 10.5%, 4/1/2009	95,000	78,850
		7,785,773
Telecommunication Services 0.6%
American Cellular Corp., Series B, 10.0%, 8/1/2011	115,000	121,038
AT&T, Inc., 6.15%, 9/15/2034	500,000	458,875
Bell Atlantic New Jersey, Inc., Series A, 5.875%, 1/17/2012	745,000	729,029
Centennial Communications Corp., 10.0%, 1/1/2013	60,000	59,400
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	330,000	325,050
8.375%, 1/15/2014	235,000	231,475
Dobson Communications Corp., 8.875%, 10/1/2013	110,000	108,075
Insight Midwest LP, 9.75%, 10/1/2009	45,000	45,900
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	650,000	661,621
PanAmSat Corp., 144A, 9.0%, 6/15/2016	130,000	131,950
Qwest Corp., 7.25%, 9/15/2025	215,000	201,025
Rural Cellular Corp.:
9.75%, 1/15/2010	25,000	24,906
9.875%, 2/1/2010	75,000	77,156
144A, 10.899%**, 11/1/2012	30,000	30,788
Triton PCS, Inc., 8.5%, 6/1/2013	85,000	77,988
Ubiquitel Operating Co., 9.875%, 3/1/2011	100,000	108,750
US Unwired, Inc., Series B, 10.0%, 6/15/2012	175,000	194,250
Windstream Corp., 144A, 8.625%, 8/1/2016	205,000	209,612
		3,796,888
Utilities 1.4%
AES Corp., 144A, 8.75%, 5/15/2013	880,000	941,600
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	585,000	621,562
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	1,000,000	984,340
CMS Energy Corp., 8.5%, 4/15/2011	540,000	562,950
Consumers Energy Co., Series F, 4.0%, 5/15/2010	1,590,000	1,480,255
Dominion Resources, Inc., Series E, 7.195%, 9/15/2014	750,000	787,993
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	500,000	508,761
MidAmerican Energy Holdings Co., 144A, 6.125%, 4/1/2036	500,000	467,390
Mirant North America LLC, 144A, 7.375%, 12/31/2013	10,000	9,650
	Principal Amount ($)(a)	Value ($)

Mission Energy Holding Co., 13.5%, 7/15/2008	745,000	830,675
Northern States Power Co., 6.25%, 6/1/2036	400,000	397,345
NRG Energy, Inc.:
7.25%, 2/1/2014	245,000	238,875
7.375%, 2/1/2016	510,000	497,250
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	595,000	642,600
Sierra Pacific Resources:
6.75%, 8/15/2017	135,000	127,551
8.625%, 3/15/2014	75,000	79,451
		9,178,248
Total Corporate Bonds (Cost $79,177,548)		77,526,049

Foreign Bonds — US$ Denominated 2.2%
Consumer Discretionary 0.2%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	440,000	471,900
Royal Caribbean Cruises Ltd., 8.75%, 2/2/2011	422,000	453,669
Shaw Communications, Inc., 8.25%, 4/11/2010	95,000	98,087
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014	394,000	333,915
Unity Media GmbH, 144A, 10.375%, 2/15/2015	75,000	71,625
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013	60,000	55,500
		1,484,696
Energy 0.2%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	100,000	114,750
OAO Gazprom, 144A, 9.625%, 3/1/2013	300,000	343,875
Pemex Project Funding Master Trust:
144A, 5.75%, 12/15/2015	522,000	480,762
5.75%, 12/15/2015	550,000	506,550
Secunda International Ltd., 13.068%**, 9/1/2012	130,000	135,850
		1,581,787
Financials 0.7%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	405,000	466,762
Doral Financial Corp., 5.91%**, 7/20/2007	325,000	309,578
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	2,290,000	2,400,378
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	110,000	90,200
Pemex Finance Ltd., "A1", Series 2000-1, 9.03%, 2/15/2011	688,750	730,323
Svenska Handelsbanken AB, 144A, 7.125%, 3/29/2049	330,000	333,455
		4,330,696
Health Care 0.1%
Biovail Corp., 7.875%, 4/1/2010	335,000	339,188
Industrials 0.2%
Canadian National Railway Co., 5.8%, 6/1/2016	600,000	596,885
	Principal Amount ($)(a)	Value ($)

Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	190,000	202,350
10.25%, 6/15/2007	450,000	463,500
12.5%, 6/15/2012	163,000	179,707
Stena AB, 9.625%, 12/1/2012	50,000	53,125
		1,495,567
Materials 0.2%
Cascades, Inc., 7.25%, 2/15/2013	287,000	265,475
ISPAT Inland ULC, 9.75%, 4/1/2014	284,000	313,110
Novelis, Inc., 144A, 7.25%, 2/15/2015	240,000	230,400
Rhodia SA, 8.875%, 6/1/2011	282,000	280,943
Tembec Industries, Inc., 8.625%, 6/30/2009	250,000	136,875
		1,226,803
Sovereign Bonds 0.1%
Federative Republic of Brazil, 8.875%, 10/14/2019	120,000	133,680
Republic of Argentina, 4.889%**, 8/3/2012 (PIK)	180,000	148,770
United Mexican States, 5.625%, 1/15/2017	134,000	124,620
		407,070
Telecommunication Services 0.5%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	285,000	237,975
Embratel, Series B, 11.0%, 12/15/2008	59,000	64,310
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	110,000	112,750
Intelsat Ltd., 5.25%, 11/1/2008	140,000	131,600
Millicom International Cellular SA, 10.0%, 12/1/2013	25,000	27,875
Mobifon Holdings BV, 12.5%, 7/31/2010	314,000	355,605
Nortel Networks Ltd.:
144A, 9.73%**, 7/15/2011	290,000	295,075
144A, 10.125%, 7/15/2013	130,000	132,275
144A, 10.75%, 7/15/2016	110,000	111,925
Stratos Global Corp., 144A, 9.875%, 2/15/2013	195,000	183,300
Telecom Italia Capital:
4.95%, 9/30/2014	470,000	420,771
5.25%, 11/15/2013	655,000	605,526
Vodafone Group PLC, 5.0%, 12/16/2013	750,000	693,198
		3,372,185
Total Foreign Bonds — US$ Denominated (Cost $14,430,084)		14,237,992

Foreign Bonds — Non US$ Denominated 0.1%
Consumer Discretionary 0.0%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	160,000	185,207
Sovereign Bonds 0.1%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	233,043	249,338
Total Foreign Bonds — Non US$ Denominated (Cost $445,982)		434,545

	Principal Amount ($)(a)	Value ($)

Asset Backed 1.3%
Automobile Receivables 0.4%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	566,000	557,644
Hertz Vehicle Financing LLC, "A6", Series 2005-2A, 144A, 5.08%, 11/25/2011	1,347,000	1,310,630
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	158,150	157,090
"A4", Series 2002-2, 4.3%, 3/15/2010	29,917	29,890
"B", Series 2002-2, 4.67%, 3/15/2010	75,452	74,835
"B", Series 2002-1, 5.37%, 1/15/2010	135,574	135,104
		2,265,193
Credit Card Receivables 0.2%
Providian Master Note Trust, "B1", Series 2006-B1A, 144A, 5.35%, 3/15/2013	1,075,000	1,064,250
Home Equity Loans 0.7%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	689,000	681,418
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	1,613,000	1,599,304
DB Master FInance LLC, "A2", Series 2006-1, 144A, 5.779%, 6/20/2031	1,280,000	1,270,623
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,117,482	1,113,387
		4,664,732
Total Asset Backed (Cost $8,180,891)		7,994,175
	Shares	Value ($)

Warrants 0.0%
MicroStrategy, Inc.*, expiration 6/24/2007	96	7
TravelCenters of America, Inc.*, expiration 5/1/2009	59	8
Total Warrants (Cost $251)		15

Preferred Stocks 0.4%
Financials
Farm Credit Bank of Texas, Series 1, 7.561%	198,000	206,791
Wachovia Capital Trust III, 5.8%	2,000,000	1,940,804
Washington Mutual Preferred Funding Delaware 144A, 6.534%(b)	600,000	574,836
Total Preferred Stocks (Cost $2,814,751)		2,722,431

Convertible Preferred Stock 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 9.75%, (PIK)(Cost $83,525)	12	83,700
	Principal Amount ($)(a)	Value ($)

US Government Agency Sponsored Pass-Throughs 2.1%
Federal Home Loan Mortgage Corp.:
5.0%, with various maturities from 11/1/2035 until 12/1/2035	524,575	490,281
6.0%, 8/1/2035	864,715	846,911
Federal National Mortgage Association:
4.5%, with various maturities from 7/1/2018 until 9/1/2035	4,581,092	4,239,456
5.0%, with various maturities from 4/1/2024 until 5/1/2034	3,107,837	2,932,416
5.5%, with various maturities from 7/1/2023 until 1/1/2034	2,996,000	2,898,113
6.0%, with various maturities from 1/1/2024 until 10/1/2035	1,457,370	1,434,511
6.5%, 5/1/2017	110,680	112,285
7.13%, 1/1/2012	190,718	190,211
8.0%, 9/1/2015	233,830	246,116
Total US Government Agency Sponsored Pass-Throughs (Cost $14,018,373)		13,390,300

Commercial and Non-Agency Mortgage-Backed Securities 11.3%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.431%**, 1/25/2036	1,000,000	968,758
Banc of America Mortgage Securities, "2A6", Series 2004-G, 4.657%, 8/25/2034	2,275,000	2,217,407
Bear Stearns Adjustable Rate Mortgage Trust, "2A3", Series 2005-4, 4.45%, 8/25/2035	705,000	674,221
Chase Mortgage Finance Corp., "2A1", Series 2004-S3, 5.25%, 3/25/2034	610,911	604,075
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041	2,000,000	1,853,730
Citigroup Mortgage Loan Trust, Inc., "1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	359,975	361,775
Commercial Mortgage Acceptance Corp., "A3", Series 1998-C2, 6.04%, 9/15/2030	1,510,000	1,518,004
Countrywide Alternative Loan Trust:
"A1", Series 2004-1T1, 5.0%, 2/25/2034	750,337	734,495
"1A5", Series 2003-J1, 5.25%, 10/25/2033	758,122	745,142
"A8" Series 2005-JI4, 5.5%, 12/25/2035	3,733,000	3,491,536
"4A3", Series 2005-43, 5.762%**, 10/25/2035	896,394	881,274
"A1", Series 2004-35T2, 6.0%, 2/25/2035	837,374	833,995
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	2,853,205	2,843,245
Countrywide Home Loans, "A6", Series 2003-57, 5.5%, 1/25/2034	409,134	406,714
CS First Boston Mortgage Securities Corp.:
"A2", Series 2004-C1, 3.516%, 1/15/2037	2,000,000	1,914,291
	Principal Amount ($)(a)	Value ($)

"A3", Series 2005-C5, 5.1%, 8/15/2038	2,000,000	1,913,338
"A4", Series 2001-CP4, 6.18%, 12/15/2035	2,000,000	2,031,728
DLJ Mortgage Acceptance Corp., "A1B", Series 1997-CF2, 144A, 6.82%, 10/15/2030	128,288	129,144
GMAC Commercial Mortgage Securities, Inc., "A3", Series 1997-C1, 6.869%, 7/15/2029	58,298	58,762
Greenwich Capital Commercial Funding Corp., "A4", Series 2005-GG3, 4.799%, 8/10/2042	2,000,000	1,857,224
GS Mortgage Securities Corp. II, "A4", Series 2006-GG6, 5.553%, 4/10/2038	1,950,000	1,902,872
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.553%**, 9/25/2035	1,025,000	982,550
JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	3,635,892	3,605,524
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2005-LDP2, 4.738%, 7/15/2042	2,000,000	1,839,744
"A6", Series 2004-CBX, 4.899%, 1/12/2037	2,000,000	1,871,522
"A3", Series 2001-CIBC, 6.26%, 3/15/2033	2,145,000	2,188,273
JPMorgan Mortgage Trust, "2A1", Series 2005-A8, 4.96%**, 11/25/2035	872,299	858,850
LB-UBS Commercial Mortgage Trust:
"A2", Series 2004-C2, 3.246%, 3/15/2029	1,900,000	1,790,638
"A2", Series 2005-C2, 4.821%, 4/15/2030	165,000	160,119
Master Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	1,075,444	1,062,142
Morgan Stanley Capital I:
"A4", Series 2005-T17, 4.52%, 12/13/2041	2,100,000	1,978,052
"A2", Series 2006-T21, 5.09%, 10/12/2052	1,079,000	1,051,601
Mortgage Capital Funding, Inc., "A3", Series 1997-MC1, 7.288%, 7/20/2027	36,004	36,027
Structured Adjustable Rate Mortgage Loan:
"1A4", Series 2005-22, 5.25%, 12/25/2035	970,000	949,465
"6A3", Series 2005-21, 5.4%, 11/25/2035	900,000	868,219
"1A1", Series 2005-17, 5.728%**, 8/25/2035	1,558,648	1,535,878
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	173,082	161,075
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2006-C23, 5.446%, 1/15/2045	2,100,000	2,046,244
"A4", Series 2006-C25, 5.954%, 5/15/2043	1,600,000	1,591,908
Washington Mutual:
"A6", Series 2004-AR4, 3.803%**, 6/25/2034	190,000	179,841
	Principal Amount ($)(a)	Value ($)

"A6", Series 2003-AR11, 3.985%, 10/25/2033	885,000	851,773
"A6", Series 2003-AR10, 4.065%**, 10/25/2033	1,620,000	1,566,001
"A7, Series 2004-AR9, 4.168%**, 8/25/2034	1,325,000	1,266,439
"1A6", Series 2005-AR12, 4.842%**, 10/25/2035	1,880,000	1,821,039
"1A3", Series 2005-AR16, 5.117%**, 12/25/2035	1,005,000	969,688
Wells Fargo Mortgage Backed Securities Trust:
"2A17", Series 2005-AR10, 3.5%**, 6/25/2035	230,000	219,148
"2A14", Series 2005-AR10, 4.11%**, 6/25/2035	1,355,000	1,301,952
"2A4", Series 2005-AR10, 4.11%**, 6/25/2035	1,663,939	1,611,296
"B1", Series 2005-AR12, 4.325%**, 7/25/2035	935,475	886,657
"4A2", Series 2005-AR16, 4.993%**, 10/25/2035	1,470,000	1,421,857
"A3", Series 2006-1, 5.0%, 3/25/2021	1,943,914	1,853,402
"2A3", Series 2006-AR8, 5.24%, 4/25/2036	5,711,005	5,634,952
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $73,757,254)		72,103,606

Collateralized Mortgage Obligations 1.5%
Fannie Mae Whole Loan:
"1A3", Series 2004-W1, 4.49%, 11/25/2043	202,590	201,521
"1A1", Series 2004-W15, 6.0%, 8/25/2044	990,228	980,290
Federal Home Loan Mortgage Corp.:
"YN", Series 2852, 3.75%, 6/15/2024	410,000	394,174
"BG", Series 2640, 5.0%, 2/15/2032	510,000	477,635
"JD", Series 2778, 5.0%, 12/15/2032	290,000	270,673
"EG", Series 2836, 5.0%, 12/15/2032	455,000	423,829
"PE", Series 2898, 5.0%, 5/15/2033	1,715,000	1,597,524
"KD", Series 2915, 5.0%, 9/15/2033	1,177,000	1,095,313
"ND", Series 2938, 5.0%, 10/15/2033	170,000	158,114
"KG", Series 2987, 5.0%, 12/15/2034	1,360,000	1,260,342
"Z", Series 2173, 6.5%, 7/15/2029	60,398	61,299
"H", Series 2278, 6.5%, 1/15/2031	43,553	44,001
Federal National Mortgage Association:
"NE", Series 2004-52, 4.5%, 7/25/2033	1,118,000	1,013,427
"QD", Series 2005-29, 5.0%, 8/25/2033	760,000	704,713
"PM", Series 2001-60, 6.0%, 3/25/2030	57,745	57,599
"HM", Series 2002-36, 6.5%, 12/25/2029	28,366	28,313
	Principal Amount ($)(a)	Value ($)

"A1", Series 2002-93, 6.5%, 3/25/2032	218,493	217,458
"C", Series 1997-M5, 6.74%, 8/25/2007	390,000	392,588
Total Collateralized Mortgage Obligations (Cost $9,853,793)		9,378,813

Municipal Bonds and Notes 1.8%
Brockton, MA, General Obligation, Economic Development, Series A, 6.45%, 5/1/2017 (c)	560,000	581,347
Broward County, FL, Airport Revenue, Airport Systems Revenue, Series J-2, 6.13%, 10/1/2007 (c)	1,000,000	1,006,280
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, ETM, 5.0%, 8/1/2015	510,000	487,468
Hoboken, NJ, General Obligation, Series B, 3.8%, 1/1/2008 (c)	185,000	181,352
Illinois, Higher Education Revenue, Educational Facilities Authority, Series C, 7.1%, 7/1/2012 (c)	1,000,000	1,071,900
Jersey City, NJ, Water & Sewer Revenue, Municipal Utilities Authority, Water Revenue, Series B, 4.91%, 5/15/2015 (c)	385,000	362,204
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	215,000	208,445
Mashantucket, CT, Special Assessment Revenue, Western Pequot Tribe Special Revenue, Series A, 144A, 6.57%, 9/1/2013 (c)	1,285,000	1,315,699
Ohio, Sales & Special Tax Revenue, 7.6%, 10/1/2016 (c)	1,000,000	1,024,480
Passaic County, NJ, County General Obligation, 5.0%, 2/15/2017 (c)	1,120,000	1,067,181
Texas, American Campus Properties Student Housing Financing Ltd, 144A, 6.125%, 8/1/2023 (c)	1,040,000	1,043,109
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	1,185,000	1,128,855
Washington, State Economic Development Finance Authority Revenue, CSC Tacoma LLC Project, Series A, 3.5%, 10/1/2010 (c)	1,840,000	1,694,272
Yazoo County, MS, Sales & Special Tax Revenue, Series B, 4.3%, 9/1/2010 (c)	355,000	338,432
Total Municipal Bonds and Notes (Cost $11,894,590)		11,511,024
	Principal Amount ($)(a)	Value ($)

Loan Participation 0.1%
Nortel Networks Corp., LIBOR plus 3.25%, 8.87%** 2/15/2007 (cost $720,00)	720,000	719,550

US Treasury Obligations 3.9%
US Treasury Bill, 4.58%***, 7/20/2006 (d)	675,000	673,368
US Treasury Bonds:
5.375%, 2/15/2031	2,992,000	3,043,660
6.0%, 2/15/2026	2,860,000	3,097,961
US Treasury Notes:
4.25%, 10/31/2007	1,650,000	1,629,439
4.5%, 2/15/2009	1,150,000	1,131,807
4.5%, 11/15/2010	1,800,000	1,758,235
4.875%, 5/31/2008 (b)	1,800,000	1,789,945
4.875%, 5/15/2009	530,000	526,398
4.875%, 5/31/2011	1,260,000	1,247,203
5.125%, 5/15/2016 (b)	8,850,000	8,839,628
6.125%, 8/15/2007	1,280,000	1,291,549
Total US Treasury Obligations (Cost $25,105,691)		25,029,193
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	170,000	137,700
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	270,000	202,500
Total Other Investments (Cost $318,871)		340,200
	Shares	Value ($)

Securities Lending Collateral 2.2%
Daily Assets Fund Institutional, 5.1% (e) (f) (Cost $14,284,250)	14,284,250	14,284,250

Cash Equivalents 3.8%
Cash Management QP Trust, 5.07% (g) (Cost $24,345,150)	24,345,150	24,345,150
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $587,709,151)+	102.0	651,245,107
Other Assets and Liabilities, Net	(2.0)	(12,542,067)
Net Assets	100.0	638,703,040

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	190,000	USD	190,156	188,100
Oxford Automotive, Inc.	12.5%	10/15/2010	254,019	USD	22,497	3,810
					$ 212,653	$ 191,910

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $595,062,028. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $56,183,079. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $77,385,877 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $21,202,798.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $14,059,890 which is 2.2% of net assets.

(c) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.5
Financial Guarantee Insurance Company	0.1
Financial Security Assurance, Inc.	0.6
MBIA Corp.	0.5

(d) At June 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

(g) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

LIBOR: represents the London Interbank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Federal Home Loan Corp. issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At June 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canada Government Bond	9/20/2006	13	1,307,052	1,284,861	(22,191)
10 Year Federal Republic of Germany Bond	9/7/2006	47	6,965,658	6,932,504	(33,154)
10 Year Japanese Government Bond	9/8/2006	3	3,448,081	3,451,153	3,072
Russell 2000 Index	9/14/2006	6	2,123,902	2,194,500	70,598
Russell Mini Futures	9/30/2006	4	276,333	292,600	16,267
10 Year US Treasury Note	9/20/2006	11	1,159,502	1,153,453	(6,049)
Total net unrealized appreciation					28,543

At June 30, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	9/15/2006	29	2,214,413	2,189,800	24,613
2 Year Federal Republic of Germany Bond	9/7/2006	50	6,659,280	6,650,423	8,857
United Kingdom Treasury Bond	9/27/2006	22	4,468,508	4,430,317	38,191
Total net unrealized appreciation					71,661

At June 30, 2006, open credit default swap purchased was as follows:

Effective/Expiration Dates	Notional Amount ($)	Cash Flows paid by the Portfolio	Underlying Debt Obligation	Unrealized Depreciation ($)
6/20/2006 6/20/2011	654,469++	Fixed — 3.45%	Dow Jones CDX High Yield	(11,392)
Total net unrealized depreciation				(11,392)

Counterparty:

++ Chase Securities Inc.

As of June 30, 2006, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
JPY	536,924,000	USD	4,734,508	7/27/2006	22,967
USD	4,392,586	CAD	4,958,000	7/27/2006	52,707
USD	2,164,569	GBP	1,209,000	7/27/2006	72,497
USD	1,657,396	SGD	2,622,000	7/27/2006	1,317
EUR	20,163	USD	26,123	9/15/2006	201
EUR	541,309	USD	699,128	9/15/2006	3,205
USD	134,758	EUR	105,759	9/15/2006	1,209
Total unrealized appreciation					154,103
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	2,225	CAD	2,470	7/5/2006	(12)
CHF	1,522,000	USD	1,211,783	7/27/2006	(37,173)
EUR	313,000	USD	391,388	7/27/2006	(9,761)
SEK	25,149,000	USD	3,376,657	7/27/2006	(126,446)
USD	421,172	AUD	566,000	7/27/2006	(745)
Total unrealized depreciation					(174,137)
Currency Abbreviation
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $549,079,751) — including $14,059,890 of securities loaned	$ 612,615,707
Investment in Daily Assets Fund Institutional (cost $14,284,250)*	14,284,250
Investment in Cash Management QP Trust (cost $24,345,150)	24,345,150
Total investments in securities, at value (cost $587,709,151)	651,245,107
Cash	39,751
Foreign currency, at value (cost $23,041)	22,338
Receivable for investments sold	2,881,209
Dividends receivable	256,903
Interest receivable	2,890,612
Receivable for daily variation margin on open futures contracts	34,615
Unrealized appreciation on forward foreign currency exchange contracts	154,103
Foreign taxes recoverable	4,799
Net receivable on closed forward foreign currency exchange contracts	2,461
Receivable for Portfolio shares sold	114
Other assets	9,703
Total assets	657,541,715
Liabilities
Payable for investments purchased	3,557,463
Payable for Portfolio shares redeemed	474,638
Payable upon return of securities loaned	14,284,250
Unrealized depreciation on forward foreign currency exchange contracts	174,137
Unrealized depreciation on credit default swap contracts	11,392
Accrued management fee	159,226
Other accrued expenses and payables	177,569
Total liabilities	18,838,675
Net assets, at value	$ 638,703,040
Net Assets
Net assets consist of: Undistributed net investment income	9,312,101
Net unrealized appreciation (depreciation) on: Investments	63,535,956
Futures	100,204
Credit default swaps	(11,392)
Foreign currency related transactions	(4,996)
Accumulated net realized gain (loss)	(70,441,146)
Paid-in capital	636,212,313
Net assets, at value	$ 638,703,040
Class A Net Asset Value, offering and redemption price per share ($606,894,527 ÷ 26,907,360 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.55
Class B Net Asset Value, offering and redemption price per share ($31,808,513 ÷ 1,409,098 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.57

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $25,230)	$ 3,416,897
Interest	7,397,580
Interest — Cash Management QP Trust	632,233
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,685
Total Income	11,456,395
Expenses: Management fee	1,514,532
Custodian fees	43,078
Distribution service fees (Class B)	41,342
Record keeping fees (Class B)	21,508
Auditing	24,530
Legal	13,282
Trustees' fees and expenses	44,380
Reports to shareholders	125,930
Other	76,148
Total expenses before expense reductions	1,904,730
Expense reductions	(146,675)
Total expenses after expense reductions	1,758,055
Net investment income (loss)	9,698,340
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	12,951,772
Futures	(105,450)
Credit default swaps	27,587
Foreign currency related transactions	(4,453)
12,869,456
Net unrealized appreciation (depreciation) during the period on: Investments	(10,856,857)
Futures	204,840
Credit default swaps	(11,392)
Foreign currency related transactions	(69,022)
(10,732,431)
Net gain (loss) on investment transactions	2,137,025
Net increase (decrease) in net assets resulting from operations	$ 11,835,365

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 9,698,340	$ 18,012,229
Net realized gain (loss) on investment transactions	12,869,456	16,385,204
Net unrealized appreciation (depreciation) during the period on investment and foreign currency transactions	(10,732,431)	(2,011,011)
Net increase (decrease) in net assets resulting from operations	11,835,365	32,386,422
Distributions to shareholders from: Net investment income: Class A	(15,934,054)	(14,467,177)
Class B	(705,320)	(715,158)
Portfolio share transactions: Class A Proceeds from shares sold	3,855,353	6,832,194
Net assets acquired in tax free reorganization	—	118,997,707
Reinvestment of distributions	15,934,054	14,467,177
Cost of shares redeemed	(61,737,442)	(125,051,390)
Net increase (decrease) in net assets from Class A share transactions	(41,948,035)	15,245,688
Class B Proceeds from shares sold	699,744	5,663,125
Reinvestment of distributions	705,320	715,158
Cost of shares redeemed	(3,032,619)	(6,295,649)
Net increase (decrease) in net assets from Class B share transactions	(1,627,555)	82,634
Increase (decrease) in net assets	(48,379,599)	32,532,409
Net assets at beginning of period	687,082,639	654,550,230
Net assets at end of period (including undistributed net investment income of $9,312,101 and $16,253,135, respectively)	$ 638,703,040	$ 687,082,639
Other Information
Class A Shares outstanding at beginning of period	28,729,438	27,789,320
Shares sold	166,819	311,313
Shares issued in tax free reorganization	—	5,591,767
Shares issued to shareholders in reinvestment of distributions	696,419	672,579
Shares redeemed	(2,685,316)	(5,635,541)
Net increase (decrease) in Class A shares	(1,822,078)	940,118
Shares outstanding at end of period	26,907,360	28,729,438
Class B Shares outstanding at beginning of period	1,479,683	1,477,597
Shares sold	30,796	254,860
Shares issued to shareholders in reinvestment of distributions	30,773	33,201
Shares redeemed	(132,154)	(285,975)
Net increase (decrease) in Class B shares	(70,585)	2,086
Shares outstanding at end of period	1,409,098	1,479,683

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 22.75	$ 22.37	$ 21.32	$ 18.66	$ 22.57	$ 25.91
Income (loss) from investment operations: Net investment income (loss)[b]	.33	.59	.47	.37	.47	.61
Net realized and unrealized gain (loss) on investment transactions	.05	.34	.93	2.90	(3.81)	(2.20)
Total from investment operations	.38	.93	1.40	3.27	(3.34)	(1.59)
Less distributions from: Net investment income	(.58)	(.55)	(.35)	(.61)	(.57)	(.80)
Net realized gain on investment transactions	—	—	—	—	—	(.95)
Total distributions	(.58)	(.55)	(.35)	(.61)	(.57)	(1.75)
Net asset value, end of period	$ 22.55	$ 22.75	$ 22.37	$ 21.32	$ 18.66	$ 22.57
Total Return (%)	1.68[c]**	4.30[c]	6.64	18.10	(15.17)	(6.09)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	607	653	622	667	640	861
Ratio of expenses before expense reduction (%)	.55*	.55	.59	.59	.58	.58
Ratio of expenses after expense reduction (%)	.51*	.53	.59	.59	.58	.58
Ratio of net investment income (%)	2.93*	2.66	2.18	1.88	2.32	2.63
Portfolio turnover rate (%)	107*	121[d]	131[d]	102[d]	140	115

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 22.72	$ 22.33	$ 21.28	$ 18.64	$ 19.46
Income (loss) from investment operations: Net investment income (loss)[c]	.29	.51	.39	.28	.18
Net realized and unrealized gain (loss) on investment transactions	.05	.35	.92	2.92	(1.00)
Total from investment operations	.34	.86	1.31	3.20	(.82)
Less distributions from: Net investment income	(.49)	(.47)	(.26)	(.56)	—
Net asset value, end of period	$ 22.57	$ 22.72	$ 22.33	$ 21.28	$ 18.64
Total Return (%)	1.46[d]**	3.90[d]	6.26	17.66	(4.21)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	34	33	21.8
Ratio of expenses before expense reductions (%)	.93*	.95	.97	.99	.86*
Ratio of expenses after expense reductions (%)	.89*	.91	.97	.99	.86*
Ratio of net investment income (%)	2.55*	2.28	1.80	1.48	1.96*
Portfolio turnover rate (%)	107*	121[e]	131[e]	102[e]	140

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The portfolio turnover rate including mortgage dollar roll transactions was 122%, 140% and 108% for the periods ended December 31, 2005, December 31, 2004 and December 31, 2003, respectively.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Blue Chip VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,041.30	$ 1,039.00
Expenses Paid per $1,000*	$ 3.49	$ 5.41
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.37	$ 1,019.49
Expenses Paid per $1,000*	$ 3.46	$ 5.36

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Blue Chip VIP	.69%	1.07%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS Blue Chip VIP

The broad equity market, as measured by the S&P 500 Index, had a return of 2.71% for the six-month period ended June 30, 2006. Value stocks, measured by the Russell 1000 Value Index, performed much better than growth stocks, measured by the Russell 1000 Growth Index, which had a negative return for the six-month period. With a return of 4.13% (Class A shares, unadjusted for contract charges), the Portfolio outperformed its benchmark, Russell 1000 Index, which posted a return of 2.76% for the first half of 2006.

The Portfolio's solid performance resulted primarily from the growth factors among the nine stock selection signals that guide our stock selection, which uses fundamental themes within a quantitative process across 24 distinct industry groups. Since industry weights are close to those of the benchmark, most differences in performance relative to the benchmark result from stock selection decisions. For the first half of 2006, stock selection in the materials sector contributed most to relative performance, followed by industrials and financials.

Among the strongest materials stocks were steel producer Nucor Corp., Southern Copper Corp. and Phelps Dodge Corp. These companies' revenue and earnings benefited from rising copper prices and growing global demand for copper and other metals, especially in China, where a construction boom continues. In industrials, a top-performing stock was Ryder System, Inc., which has built on its original trucking business to become a leader in supply chain management. Ryder stock moved higher after a strong first quarter prompted the company's management to increase its earnings guidance for 2006, and a large stock repurchase was completed in February. In the financials sector, The Goldman Sachs Group, Inc. performed well, benefiting from strong equity markets and extensive merger and acquisition activity.

In health care, stock of UnitedHealth Group Inc., a managed care company, peaked in December 2005 and then moved downward. Also negative was Pilgrim's Pride Corp., the second largest poultry processor in the US and Mexico. We have sold both of these stocks because of changes in their fundamentals.

Overall, we are pleased with the Portfolio's performance and its current positioning. Our stock selection process provides a good balance between value and growth, and we believe it may work well in many different market conditions.

Robert Wang, Jin Chen, CFA and Julie Abbett

Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Index is an unmanaged index of the 1,000 largest-capitalization companies that are domiciled in the United States and whose common stocks are traded there.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Blue Chip VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	20%	19%
Information Technology	14%	17%
Industrials	13%	10%
Health Care	12%	15%
Consumer Discretionary	12%	13%
Energy	10%	9%
Consumer Staples	8%	8%
Materials	5%	4%
Utilities	3%	3%
Telecommunication Services	3%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 33. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Blue Chip VIP

	Shares	Value ($)

Common Stocks 97.3%
Consumer Discretionary 11.4%
Auto Components 0.2%
TRW Automotive Holdings Corp.*	27,700	755,656
Hotels Restaurants & Leisure 2.3%
Brinker International, Inc.	75,200	2,729,760
McDonald's Corp.	30,300	1,018,080
Starbucks Corp.*	106,700	4,028,992
		7,776,832
Leisure Equipment & Products 0.4%
Hasbro, Inc.	79,100	1,432,501
Media 3.7%
Comcast Corp. "A"*	52,400	1,715,576
John Wiley & Sons, Inc. "A"	10,700	355,240
McGraw-Hill Companies, Inc.	101,000	5,073,230
Regal Entertainment Group "A" (a)	33,600	682,752
The DIRECTV Group, Inc.*	280,800	4,633,200
		12,459,998
Multiline Retail 0.8%
Sears Holdings Corp.*	18,300	2,833,572
Specialty Retail 3.0%
Barnes & Noble, Inc.	102,000	3,723,000
Best Buy Co., Inc.	66,000	3,619,440
Claire's Stores, Inc.	102,500	2,614,775
		9,957,215
Textiles, Apparel & Luxury Goods 1.0%
Polo Ralph Lauren Corp.	61,200	3,359,880
Consumer Staples 7.8%
Beverages 3.1%
Pepsi Bottling Group, Inc.	100,700	3,237,505
PepsiCo, Inc.	121,300	7,282,852
		10,520,357
Food & Staples Retailing 1.5%
Costco Wholesale Corp.	2,000	114,260
Kroger Co.	218,200	4,769,852
Wal-Mart Stores, Inc.	100	4,817
		4,888,929
Food Products 0.4%
General Mills, Inc.	5,200	268,632
H.J. Heinz Co.	27,300	1,125,306
		1,393,938
Household Products 2.4%
Colgate-Palmolive Co.	88,400	5,295,160
Procter & Gamble Co.	52,400	2,913,440
		8,208,600
Tobacco 0.4%
Altria Group, Inc.	19,200	1,409,856
Loews Corp - Carolina Group	600	30,822
		1,440,678
Energy 10.0%
Energy Equipment & Services 0.5%
Unit Corp.*	31,800	1,809,102
	Shares	Value ($)

Oil, Gas & Consumable Fuels 9.5%
Chevron Corp.	126,800	7,869,208
Devon Energy Corp.	73,800	4,458,258
EOG Resources, Inc.	52,600	3,647,284
ExxonMobil Corp.	152,340	9,346,059
Kerr-McGee Corp.	36,600	2,538,210
Valero Energy Corp.	61,000	4,057,720
XTO Energy, Inc.	1	44
		31,916,783
Financials 20.0%
Capital Markets 5.0%
Bear Stearns Companies, Inc.	1,600	224,128
Merrill Lynch & Co., Inc.	86,300	6,003,028
Morgan Stanley	72,700	4,595,367
The Goldman Sachs Group, Inc.	38,800	5,836,684
		16,659,207
Commercial Banks 2.9%
KeyCorp.	700	24,976
US Bancorp.	73,200	2,260,416
Wells Fargo & Co.	113,500	7,613,580
		9,898,972
Diversified Financial Services 5.5%
Bank of America Corp.	215,900	10,384,790
Citigroup, Inc.	171,800	8,287,632
		18,672,422
Insurance 4.5%
American Financial Group, Inc.	1,500	64,350
Loews Corp.	145,700	5,165,065
MetLife, Inc.	103,500	5,300,235
Philadelphia Consolidated Holding Corp.*	113,500	3,445,860
W.R. Berkley Corp.	36,737	1,253,834
		15,229,344
Real Estate Investment Trusts 1.8%
Apartment Investment & Management Co. "A" (REIT)	5,700	247,665
Equity Office Properties Trust (REIT)	33,700	1,230,387
Equity Residential (REIT)	19,900	890,127
Pan Pacific Retail Properties, Inc. (REIT)	1,600	110,992
ProLogis (REIT)	18,700	974,644
Rayonier, Inc.	12,300	466,293
Simon Property Group, Inc. (REIT)	13,400	1,111,396
Vornado Realty Trust (REIT)	10,800	1,053,540
		6,085,044
Thrifts & Mortgage Finance 0.3%
Freddie Mac	17,400	991,974
Health Care 12.1%
Biotechnology 1.5%
Cephalon, Inc. (a)*	55,700	3,347,570
Genentech, Inc.*	22,300	1,824,140
		5,171,710
	Shares	Value ($)

Health Care Equipment & Supplies 1.5%
Hillenbrand Industries, Inc.	14,500	703,251
Hospira, Inc.*	77,100	3,310,674
IDEXX Laboratories. Inc.*	16,700	1,254,671
		5,268,596
Health Care Providers & Services 3.4%
AmerisourceBergen Corp.	91,400	3,831,488
Express Scripts, Inc.*	49,900	3,579,826
McKesson Corp.	86,600	4,094,448
		11,505,762
Life Sciences Tools & Services 1.2%
Applera Corp. — Applied Biosystems Group	63,300	2,047,755
Millipore Corp.*	30,000	1,889,700
		3,937,455
Pharmaceuticals 4.5%
Endo Pharmaceuticals Holdings, Inc.*	70,700	2,331,686
Kos Pharmaceuticals, Inc.*	56,600	2,129,292
Merck & Co., Inc.	68,500	2,495,455
Pfizer, Inc.	345,950	8,119,446
		15,075,879
Industrials 12.4%
Aerospace & Defense 4.3%
Boeing Co.	70,500	5,774,655
Lockheed Martin Corp.	33,500	2,403,290
Northrop Grumman Corp.	17,500	1,121,050
Raytheon Co.	116,000	5,170,120
		14,469,115
Commercial Services & Supplies 1.9%
Republic Services, Inc.	116,700	4,707,678
Waste Management, Inc.	44,300	1,589,484
		6,297,162
Industrial Conglomerates 2.2%
General Electric Co.	120,300	3,965,088
Teleflex, Inc.	62,700	3,387,054
		7,352,142
Machinery 1.2%
Cummins, Inc.	33,200	4,058,700
Road & Rail 2.8%
Ryder System, Inc.	74,400	4,347,192
Union Pacific Corp.	55,100	5,122,096
YRC Worldwide, Inc.*	100	4,211
		9,473,499
Information Technology 13.4%
Communications Equipment 1.1%
Corning, Inc.*	148,400	3,589,796
Computers & Peripherals 1.6%
Hewlett-Packard Co.	168,800	5,347,584
Western Digital Corp.*	8,500	168,385
		5,515,969
Electronic Equipment & Instruments 0.6%
Jabil Circuit, Inc.	73,600	1,884,160
Internet Software & Services 1.4%
eBay, Inc.*	50,500	1,479,145
Google, Inc. "A"*	4,300	1,803,119
	Shares	Value ($)

Yahoo!, Inc.*	40,600	1,339,800
		4,622,064
IT Services 1.7%
Acxiom Corp.	62,600	1,565,000
Affiliated Computer Services, Inc. "A"*	12,200	629,642
Computer Sciences Corp.*	63,400	3,071,096
Hewitt Associates, Inc. "A"*	27,900	627,192
		5,892,930
Semiconductors & Semiconductor Equipment 5.5%
Freescale Semiconductor, Inc. "B"*	91,100	2,678,340
Intel Corp.	316,400	5,995,780
Lam Research Corp.*	16,500	769,230
Micron Technology, Inc.*	168,000	2,530,080
National Semiconductor Corp.	109,000	2,599,650
Texas Instruments, Inc.	130,500	3,952,845
		18,525,925
Software 1.5%
BMC Software, Inc.*	10,200	243,780
Cadence Design Systems, Inc.*	209,400	3,591,210
Microsoft Corp.	42,000	978,600
Symantec Corp.*	17,200	267,288
		5,080,878
Materials 4.4%
Chemicals 0.9%
Celanese Corp. "A"	156,700	3,199,814
Metals & Mining 3.5%
Freeport-McMoRan Copper & Gold, Inc. "B"	59,900	3,319,059
Nucor Corp.	42,000	2,278,500
Phelps Dodge Corp.	39,000	3,204,240
Southern Copper Corp. (a)	31,100	2,771,943
United States Steel Corp.	2,600	182,312
		11,756,054
Telecommunication Services 2.8%
Diversified Telecommunication Services 2.1%
Verizon Communications, Inc.	212,500	7,116,625
Wireless Telecommunication Services 0.7%
Crown Castle International Corp.*	57,300	1,979,142
United States Cellular Corp.*	4,200	254,520
		2,233,662
Utilities 3.0%
Electric Utilities 2.8%
Exelon Corp.	70,400	4,000,832
FirstEnergy Corp.	100,100	5,426,421
		9,427,253
Multi-Utilities 0.2%
Sempra Energy	17,400	791,352
Total Common Stocks (Cost $309,037,906)		328,537,506

US Treasury Obligations 0.2%
US Treasury Bills:
4.58%**, 7/20/2006 (b)	730,000	728,236
4.635%**, 7/20/2006 (b)	40,000	39,901
Total US Treasury Obligations (Cost $768,138)		768,137

	Shares	Value ($)

Securities Lending Collateral 1.3%
Daily Assets Fund Institutional, 5.1% (c) (d) (Cost $4,245,070)	4,245,070	4,245,070

Cash Equivalents 2.6%
Cash Management QP Trust, 5.07% (e) (Cost $8,626,815)	8,626,815	8,626,815
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $322,677,929)+	101.4	342,177,528
Other Assets and Liabilities, Net	(1.4)	(4,655,077)
Net Assets	100.0	337,522,451

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $323,763,829. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $18,413,699. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,491,813 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,078,114.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $4,134,726 which is 1.2% of net assets.

(b) At June 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At June 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	9/14/2006	27	8,544,653	8,635,950	91,297

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $309,806,044 — including $4,134,726 of securities loaned)	$ 329,305,643
Investment in Daily Assets Fund Institutional (cost $4,245,070)*	4,245,070
Investment in Cash Management QP Trust (cost $8,626,815)	8,626,815
Total investments in securities, at value (cost $322,677,929)	342,177,528
Cash	10,000
Dividends receivable	212,888
Interest receivable	52,066
Receivable for Portfolio shares sold	11
Other assets	6,184
Total assets	342,458,677
Liabilities
Payable for Portfolio shares redeemed	450,875
Payable upon return of securities loaned	4,245,070
Payable for daily variation margin on open futures contracts	21,179
Accrued management fee	172,289
Other accrued expenses and payables	46,813
Total liabilities	4,936,226
Net assets, at value	$ 337,522,451
Net Assets
Net assets consist of: Undistributed net investment income	1,848,288
Net unrealized appreciation (depreciation) on: Investments	19,499,599
Futures	91,297
Accumulated net realized gain (loss)	21,435,980
Paid-in capital	294,647,287
Net assets, at value	$ 337,522,451
Class A Net Asset Value, offering and redemption price per share ($293,668,452 ÷ 20,168,388 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.56
Class B Net Asset Value, offering and redemption price per share ($43,853,999 ÷ 3,015,124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.54

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 3,055,571
Interest	16,029
Interest — Cash Management QP Trust	114,576
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	16,904
Total Income	3,203,080
Expenses: Management fee	1,106,327
Custodian fees	10,155
Distribution service fees (Class B)	56,438
Record keeping fees (Class B)	29,077
Auditing	23,594
Legal	8,199
Trustees' fees and expenses	9,433
Reports to shareholders	16,740
Other	10,674
Total expenses before expense reductions	1,270,637
Expense reductions	(3,261)
Total expenses after expense reductions	1,267,376
Net investment income (loss)	1,935,704
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	22,992,218
Futures	(87,299)
22,904,919
Net unrealized appreciation (depreciation) during the period on: Investments	(10,809,783)
Futures	138,520
(10,671,263)
Net gain (loss) on investment transactions	12,233,656
Net increase (decrease) in net assets resulting from operations	$ 14,169,360

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 1,935,704	$ 3,107,588
Net realized gain (loss) on investment transactions	22,904,919	34,896,786
Net unrealized appreciation (depreciation) during the period on investment transactions	(10,671,263)	(6,225,182)
Net increase (decrease) in net assets resulting from operations	14,169,360	31,779,192
Distributions to shareholders from: Net investment income: Class A	(2,723,182)	(2,673,957)
Class B	(213,761)	(231,257)
Net realized gain: Class A	(15,496,612)	—
Class B	(2,298,427)	—
Portfolio share transactions: Class A Proceeds from shares sold	14,149,974	25,386,809
Reinvestment of distributions	18,219,794	2,673,957
Cost of shares redeemed	(26,623,200)	(42,221,426)
Net increase (decrease) in net assets from Class A share transactions	5,746,568	(14,160,660)
Class B Proceeds from shares sold	7,415,358	13,487,197
Reinvestment of distributions	2,512,188	231,257
Cost of shares redeemed	(9,762,001)	(9,951,414)
Net increase (decrease) in net assets from Class B share transactions	165,545	3,767,040
Increase (decrease) in net assets	(650,509)	18,480,358
Net assets at beginning of period	338,172,960	319,692,602
Net assets at end of period (including undistributed net investment income of $1,848,288 and $2,849,527, respectively)	$ 337,522,451	$ 338,172,960
Other Information
Class A Shares outstanding at beginning of period	19,752,422	20,734,323
Shares sold	951,472	1,864,296
Shares issued to shareholders in reinvestment of distributions	1,231,899	198,218
Shares redeemed	(1,767,405)	(3,044,415)
Net increase (decrease) in Class A shares	415,966	(981,901)
Shares outstanding at end of period	20,168,388	19,752,422
Class B Shares outstanding at beginning of period	2,986,497	2,700,912
Shares sold	492,198	979,006
Shares issued to shareholders in reinvestment of distributions	169,857	17,156
Shares redeemed	(633,428)	(710,577)
Net increase (decrease) in Class B shares	28,627	285,585
Shares outstanding at end of period	3,015,124	2,986,497

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.88	$ 13.65	$ 11.84	$ 9.37	$ 12.07	$ 14.41
Income (loss) from investment operations: Net investment income (loss)[b]	.09	.14	.13	.08	.07	.05
Net realized and unrealized gain (loss) on investment transactions	.54	1.22	1.76	2.45	(2.73)	(2.33)
Total from investment operations	.63	1.36	1.89	2.53	(2.66)	(2.28)
Less distributions from: Net investment income	(.14)	(.13)	(.08)	(.06)	(.04)	(.06)
Net realized gain on investment transactions	(.81)	—	—	—	—	—
Total distributions	(.95)	(.13)	(.08)	(.06)	(.04)	(.06)
Net asset value, end of period	$ 14.56	$ 14.88	$ 13.65	$ 11.84	$ 9.37	$ 12.07
Total Return (%)	4.13**	10.06	16.04	27.25	(22.11)	(15.81)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	294	294	283	242	174	240
Ratio of expenses (%)	.69*	.70	.70	.71	.69	.69
Ratio of net investment income (%)	1.19*	1.00	1.08	.82	.65	.42
Portfolio turnover rate (%)	224*	288	249	182	195	118
[a] For the six months ended June 30, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.83	$ 13.60	$ 11.80	$ 9.35	$ 10.28
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.09	.09	.04	.03
Net realized and unrealized gain (loss) on investment transactions	.54	1.22	1.74	2.45	(.96)
Total from investment operations	.60	1.31	1.83	2.49	(.93)
Less distributions from: Net investment income	(.08)	(.08)	(.03)	(.04)	—
Net realized gain on investment transactions	(.81)	—	—	—	—
Total distributions	(.89)	(.08)	(.03)	(.04)	—
Net asset value, end of period	$ 14.54	$ 14.83	$ 13.60	$ 11.80	$ 9.35
Total Return (%)	3.90**	9.68	15.55	26.76	(9.05)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	44	37	17.4
Ratio of expenses (%)	1.07*	1.09	1.08	1.10	.94*
Ratio of net investment income (%)	.81*	.61	.70	.43	.61*
Portfolio turnover rate (%)	224*	288	249	182	195

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Conservative Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,016.50
Expenses Paid per $1,000*	$ 3.60
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.22
Expenses Paid per $1,000*	$ 3.61
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,016.50
Expenses Paid per $1,000**	$ 6.95
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,017.90
Expenses Paid per $1,000**	$ 6.95

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.72%
Estimated Indirect Expenses of Underlying DWS Portfolios	.67%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.39%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Conservative Allocation VIP

Despite rising interest rates and concerns about inflation, the US economy continued to expand in the first half of 2006, benefiting from strength in both business investment and consumer spending. Returns for the six months ended June 30, 2006 varied widely among asset classes, ranging from a high of 10.16% for foreign stocks1 to -0.72% for investment grade bonds.2 Small cap stocks3 performed better than large-cap stocks4 and value stocks5) significantly outperformed growth stocks.6 High yield bonds7 returned 3.49%, and three-month treasury bills, which are regarded as cash equivalents, returned 2.20%.

For the six months ended June 30, 2006, the DWS Conservative Allocation VIP had a return of 1.65% (Class B Shares, unadjusted for contract charges). Since this Portfolio invests in funds in seven different categories, performance is analyzed by comparing overall return with indexes that represent each asset class. As anticipated, since the Portfolio invests in a blend of equity and bond securities, its return was above that of its major bond index but below that of its equity index.

The Portfolio's allocation between stocks and bonds remained close to its target of 40% equity and 60% fixed income during the first half of 2006. Asset allocation contributed to performance, but performance of the underlying funds detracted. Performance benefited from an underweight in investment-grade bond funds and a corresponding overweight in cash funds but was hurt by an underweight in high yield bond funds. Since international stocks were generally stronger than US stocks, an underweight of international funds in this Portfolio hurt performance. A further negative was that the international funds in the portfolio underperformed their benchmarks. The underperformance of several large cap growth-oriented funds hurt overall returns. In the small cap portion of the Portfolio, the value funds performed very well, but the growth funds underperformed.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less that its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

1 The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

3 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

4 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

5 The Russell 1000 Value Index, which had a return of 6.56% for the six months ended June 30, 2006, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

6 The Russell 1000 Growth Index, which had a return of -.93%, for the six months ended June 30, 2006, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

7 Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Conservative Allocation VIP

Asset Allocation	6/30/06	12/31/05

Equity Funds	44%	43%
Fixed Income Funds	40%	38%
Cash Equivalents	16%	19%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 45. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Conservative Allocation VIP

	Shares	Value ($)

Equity Funds 43.8%
DWS Blue Chip VIP "A"	207,440	3,020,321
DWS Capital Growth VIP "A"	44,182	737,405
DWS Davis Venture Value VIP "A"	143,115	1,830,446
DWS Dreman High Return Equity VIP "A"	79,238	1,087,142
DWS Dreman Small Cap Value VIP "A"	89,748	1,859,582
DWS Global Opportunities VIP "A"	1,395	22,087
DWS Growth & Income VIP "A"	394,095	3,795,137
DWS International Select Equity VIP "A"	5,711	81,318
DWS International VIP "A"	83,487	975,129
DWS Janus Growth Opportunities VIP "A"	168,844	1,340,621
DWS Large Cap Value VIP "A"	212,162	3,430,664
DWS Legg Mason Aggressive Growth VIP "A"	31,802	283,353
DWS MFS Strategic Value VIP "A"	115,150	1,247,072
DWS Mid Cap Growth VIP "A"	11,423	130,793
DWS RREEF Real Estate Securities VIP "A"	31,770	586,784
DWS Small Cap Growth VIP "A"	54,547	760,385
DWS Templeton Foreign Value VIP "A"	21,873	273,192
Total Equity Funds (Cost $20,490,100)		21,461,431
	Shares	Value ($)

Fixed Income Funds 40.8%
DWS Core Fixed Income VIP "A"	1,596,909	18,045,073
DWS Government & Agency Securities VIP "A"	755	8,838
DWS High Income VIP "A"	193,289	1,515,389
DWS Strategic Income VIP "A"	34,359	379,327
Total Fixed Income Funds (Cost $20,702,510)		19,948,627

Cash Equivalents 16.0%
Cash Management QP Trust, 5.07% (a) (Cost $7,813,659)	7,813,659	7,813,659
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $49,006,269)+	100.6	49,223,717
Other Assets and Liabilities, Net	(0.6)	(295,503)
Net Assets	100.0	48,928,214

+ The cost for federal income tax purposes was $49,034,784. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $188,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,047,966 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $859,033.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $41,192,610)	$ 41,410,058
Investment in Cash Management QP Trust (cost $7,813,659)	7,813,659
Total investments in securities, at value (cost $49,006,269)	49,223,717
Interest receivable	32,610
Other assets	579
Total assets	49,256,906
Liabilities
Payable for Portfolio shares redeemed	278,377
Accrued management fee	1,550
Other accrued expenses and payables	48,765
Total liabilities	328,692
Net assets, at value	$ 48,928,214
Net Assets
Net assets consist of: Undistributed net investment income	919,903
Net unrealized appreciation (depreciation) on investments	217,448
Accumulated net realized gain (loss)	669,635
Paid-in capital	47,121,228
Net assets, at value	$ 48,928,214
Class B Net Asset Value, offering and redemption price per share ($48,928,214 ÷ 4,417,870 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.08
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 881,863
Interest — Cash Management QP Trust	209,423
Total Income	1,091,286
Expenses: Management fee	35,472
Custodian and accounting fees	25,330
Distribution service fees (Class B)	59,120
Record keeping fees (Class B)	34,334
Auditing	6,652
Legal	8,791
Trustees' fees and expenses	6,463
Reports to shareholders	3,833
Other	1,744
Total expenses before expense reductions	181,739
Expense reductions	(11,824)
Total expenses after expense reductions	169,915
Net investment income (loss)	921,371
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	416,469
Capital gain distributions from Underlying Affiliated Portfolios	282,275
698,744
Net unrealized appreciation (depreciation) during the period on investments	(884,806)
Net gain (loss) on investment transactions	(186,062)
Net increase (decrease) in net assets resulting from operations	$ 735,309

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 921,371	$ 495,860
Net realized gain (loss) on investment transactions	698,744	344,656
Net unrealized appreciation (depreciation) during the period on investment transactions	(884,806)	667,693
Net increase (decrease) in net assets resulting from operations	735,309	1,508,209
Distributions to shareholders from: Net investment income: Class B	(596,935)	—
Net realized gains: Class B	(265,258)	(50,006)
Portfolio share transactions: Class B Proceeds from shares sold	5,087,324	34,270,431
Reinvestment of distributions	862,193	50,006
Cost of shares redeemed	(2,966,001)	(3,329,092)
Net increase (decrease) in net assets from Class B share transactions	2,983,516	30,991,345
Increase (decrease) in net assets	2,856,632	32,449,548
Net assets at beginning of period	46,071,582	13,622,034
Net assets at end of period (including undistributed net investment income of $919,903 and $595,467, respectively)	$ 48,928,214	$ 46,071,582
Other Information
Class B Shares outstanding at beginning of period	4,149,791	1,277,644
Shares sold	455,398	3,174,980
Shares issued to shareholders in reinvestment of distributions	77,188	4,753
Shares redeemed	(264,507)	(307,586)
Net increase (decrease) in Class B shares	268,079	2,872,147
Shares outstanding at end of period	4,417,870	4,149,791

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.10	$ 10.66	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.22	.19	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.04)	.28	.69
Total from investment operations	.18	.47	.66
Less distributions from: Net investment income	(.14)	—	—
Net realized gain on investment transactions	(.06)	(.03)	—
Total distributions	(.20)	(.03)	—
Net asset value, end of period	$ 11.08	$ 11.10	$ 10.66
Total Return (%)[d,e]	1.65**	4.38	6.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	46	14
Ratio of expenses before expense reductions (%)[f]	.77*	.94	2.96*
Ratio of expenses after expense reductions (%)[f]	.72*	.75	.75*
Ratio of net investment income (%)	3.89*	1.73	(.67)*
Portfolio turnover rate (%)	30*	27	18*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return would have been lower if the Advisor had not maintained some Underlying Portfolios' expenses.

[f] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Core Fixed Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 993.40	$ 991.60
Expenses Paid per $1,000*	$ 3.31	$ 5.18
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.47	$ 1,019.59
Expenses Paid per $1,000*	$ 3.36	$ 5.26

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Core Fixed Income VIP	.67%	1.05%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS Core Fixed Income VIP

Our investment process emphasizes fundamental research and the identification of value at the individual-security level. Sector weightings are a product of that individual-security selection. As relative valuation has evolved over the monetary tightening cycle, the Portfolio that has resulted within our strategy is one with a different profile from the one that existed when it began. This change is most obvious in terms of our exposure to the largest of the sectors — single-family mortgage-backed and corporate securities. With these changes, the Portfolio returned -0.66% (Class A shares, unadjusted for contract charges) for the six-month semiannual period, compared with the -0.72% return of its benchmark, the Lehman Brothers Aggregate Bond Index.

The corporate sector came under pressure during the period. While underlying corporate fundamentals remain solid, fallout from this year's yield-curve spread widening in the higher-risk sectors (high yield and emerging markets) were among other growing concerns. Our exposure to energy-related corporates had a modest drag on performance, as did holdings in hybrid capital securities (a class of securities with characteristics that make it equity-like from the issuer's perspective yet debt-like for the investor). Our exposure to the corporate sector has declined gradually, on a valuation basis, from overweight to slightly underweight as compared with the benchmark's exposure.

Our strategy has gradually increased exposure to the single-family mortgage-backed sector as corporate holdings have declined. We are currently overweight in single-family mortgage-backed securities (MBS) in contrast to a neutral weighting two years ago. However, the entire increase came in the form of structured issues such as CMO PAC bonds and hybrid ARMS (adjustable-rate mortgages that initially have a fixed coupon rate). These issues are generally less sensitive to given changes in interest rates and volatility and the net effect of our approach to the mortgage-backed sector contributed modest resiliency to the Portfolio for the period.

As the macro-level debate about the effects of rising energy prices and interest rates has raged, we have gone about our usual work of creating a Portfolio structure driven by value at the security level. We believe this structure can perform well in a more difficult environment of wider yield-curve spreads and higher volatility — just the kind of environment that could result if the US Federal Reserve's recently voiced concerns regarding growth prove correct.

Gary W. Bartlett, CFA J. Christopher Gagnier Daniel R. Taylor, CFA
Warren S. Davis, III William T. Lissenden Timothy C. Vile, CFA
Thomas J. Flaherty

Portfolio Managers, Aberdeen Asset Management Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Core Fixed Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Commercial and Non-Agency Mortgage Backed Securities	26%	18%
US Treasury Obligations	17%	15%
Corporate Bonds	16%	15%
Collateralized Mortgage Obligations	12%	21%
US Government Agency Sponsored Pass-Throughs	10%	9%
Municipal Bonds and Notes	5%	5%
Asset Backed	4%	7%
Cash Equivalents	4%	5%
Foreign Bonds — US$ Denominated	4%	5%
Preferred Stocks	2%	—
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/06	12/31/05

Financials	36%	38%
Utilities	18%	13%
Consumer Discretionary	14%	17%
Energy	7%	7%
Telecommunication Services	7%	9%
Industrials	7%	6%
Materials	6%	8%
Health Care	5%	2%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/06	12/31/05

US Government and Agencies	39%	45%
AAA*	39%	32%
AA	1%	2%
A	8%	7%
BBB	12%	12%
BB	1%	2%
	100%	100%

* Includes cash equivalents

Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/06	12/31/05

Under 1 year	7%	10%
1-4.99 years	42%	34%
5-9.99 years	40%	43%
10-14.99 years	2%	4%
15 years or greater	9%	9%
	100%	100%

Asset allocation, corporate and foreign bonds diversification, quality and effective maturity are subject to change.

Weighted average effective maturity: 6.1 years and 5.4 years, respectively.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 52. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Core Fixed Income VIP

	Principal Amount ($)	Value ($)

Corporate Bonds 15.7%
Consumer Discretionary 2.7%
Auburn Hills Trust, 12.375%, 5/1/2020	160,000	225,839
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022	365,000	453,511
Comcast MO of Delaware, Inc., 9.0%, 9/1/2008	490,000	520,824
DaimlerChrysler NA Holding Corp.:
4.75%, 1/15/2008	722,000	710,195
Series E, 5.679%*, 10/31/2008	813,000	816,608
Harrah's Operating Co., Inc., 5.625%, 6/1/2015	1,752,000	1,620,467
TCI Communications, Inc., 8.75%, 8/1/2015	848,000	968,899
Tele-Communications, Inc.:
9.875%, 6/15/2022	250,000	315,697
10.125%, 4/15/2022	363,000	461,868
Time Warner, Inc.:
7.625%, 4/15/2031	1,714,000	1,845,507
7.7%, 5/1/2032	243,000	264,105
Viacom, Inc.:
144A, 5.75%, 4/30/2011	830,000	815,241
144A, 6.875%, 4/30/2036	761,000	734,411
		9,753,172
Energy 1.5%
Chesapeake Energy Corp.:
6.375%, 6/15/2015	362,000	335,755
7.625%, 7/15/2013	215,000	216,344
Constellation Energy Group, 7.6%, 4/1/2032	730,000	795,783
Dominion Resources, Inc., 7.5%, 6/30/2066 (a)	1,845,000	1,833,607
Enterprise Products Operating LP:
Series B, 5.0%, 3/1/2015 (a)	517,000	466,879
7.5%, 2/1/2011	580,000	608,630
Tri-State Generation & Transmission Association, 144A, 6.04%, 1/31/2018	1,190,000	1,167,256
		5,424,254
Financials 5.0%
American General Finance Corp., Series I, 4.875%, 5/15/2010	735,000	710,260
Ameriprise Financial, Inc., 7.518%, 6/1/2066	480,000	482,906
ASIF Global Finance XVIII, 144A, 3.85%, 11/26/2007	539,000	526,247
BAC Capital Trust XI, 6.625%, 5/23/2036	700,000	691,496
Erac USA Finance Co.:
144A, 5.9%, 11/15/2015	330,000	319,745
144A, 8.0%, 1/15/2011	1,346,000	1,454,236
ERP Operating LP, 6.95%, 3/2/2011	112,000	116,790
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	940,000	1,042,959
HSBC Holdings PLC, 6.5%, 5/2/2036 (a)	1,200,000	1,179,694
	Principal Amount ($)	Value ($)

ILFC E-Capital Trust I, 144A, 5.9%, 12/21/2065 (a)	1,417,000	1,381,299
ILFC E-Capital Trust II, 144A, 6.25%, 12/21/2065	1,205,000	1,138,503
Merrill Lynch & Co., Inc., 6.05%, 5/16/2016	1,730,000	1,718,604
Oil Insurance Ltd., 144A, 7.558%, 12/29/2049	2,890,000	2,876,966
Reinsurance Group of America, Inc., 6.75%, 12/15/2065	1,045,000	962,163
Residential Capital Corp., 6.5%, 4/17/2013	820,000	804,704
Sovereign Capital Trust VI, 7.908%, 6/13/2036	850,000	872,618
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	384,000	357,265
United Dominion Realty Trust, Inc., Series E, (REIT), 3.9%, 3/15/2010	345,000	323,281
Verizon Global Funding Corp., 7.75%, 12/1/2030	1,002,000	1,080,705
		18,040,441
Health Care 1.0%
Lincoln National Corp., 7.0%, 5/17/2066 (a)	3,705,000	3,676,264
Industrials 0.9%
D.R. Horton, Inc., 5.375%, 6/15/2012 (a)	1,421,000	1,327,878
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2015	469,000	410,961
8.625%, 1/15/2017 (a)	340,000	337,450
Pulte Homes, Inc., 7.875%, 8/1/2011	930,000	976,072
Standard Pacific Corp., 6.5%, 8/15/2010	255,000	239,063
		3,291,424
Telecommunication Services 0.9%
AT&T, Inc.:
5.875%, 2/1/2012	1,333,000	1,320,800
6.8%, 5/15/2036 (a)	793,000	786,003
Embarq Corp., 7.995%, 6/1/2036	830,000	834,236
Verizon New England, Inc., 6.5%, 9/15/2011	199,000	199,062
		3,140,101
Utilities 3.7%
Appalachian Power Co., 6.375%, 4/1/2036	1,275,000	1,220,279
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	1,490,000	1,509,237
Consumers Energy Co.:
Series F, 4.0%, 5/15/2010	1,655,000	1,540,769
5.0%, 2/15/2012	1,160,000	1,096,924
Entergy Louisiana LLC, 6.3%, 9/1/2035	285,000	262,048
Entergy Mississippi, Inc., 5.92%, 2/1/2016	400,000	384,700
Nevada Power Co., 144A, 6.65%, 4/1/2036	1,470,000	1,388,493
	Principal Amount ($)	Value ($)

Pedernales Electric Cooperative, Series O2-A, 144A, 6.202%, 11/15/2032	1,715,000	1,715,240
PSI Energy, Inc., 6.12%, 10/15/2035	830,000	771,582
Sempra Energy, 4.621%, 5/17/2007	1,510,000	1,495,287
TXU Energy Co., 7.0%, 3/15/2013	585,000	597,132
Xcel Energy, Inc., 7.0%, 12/1/2010	1,240,000	1,291,631
		13,273,322
Total Corporate Bonds (Cost $58,462,682)		56,598,978

Foreign Bonds — US$ Denominated 4.2%
Financials 2.1%
DBS Capital Funding Corp., 144A, 7.657%, 3/15/2011	1,330,000	1,416,764
Deutsche Telekom International Finance BV, 5.75%, 3/23/2016	1,385,000	1,307,176
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	2,120,000	2,054,814
Mizuho Financial Group, (Cayman), 8.375%, 12/29/2049	1,995,000	2,091,159
Royal Bank of Scotland Group PLC, Series 1, 9.118%, 3/31/2049	745,000	818,159
		7,688,072
Industrials 0.5%
Tyco International Group SA, 6.75%, 2/15/2011	1,627,000	1,678,657
Materials 1.1%
Celulosa Arauco y Constitucion SA, 5.625%, 4/20/2015	1,295,000	1,206,025
Sociedad Concesionaria Autopista Central, 144A, 6.223%, 12/15/2026	1,915,000	1,923,177
Stora Enso Oyj, 144A, 7.25%, 4/15/2036	885,000	863,891
		3,993,093
Telecommunication Services 0.5%
Telecom Italia Capital:
4.0%, 1/15/2010	466,000	436,071
4.95%, 9/30/2014	816,000	730,530
5.25%, 11/15/2013	850,000	785,797
		1,952,398
Total Foreign Bonds — US$ Denominated (Cost $15,791,037)		15,312,220

Asset Backed 4.6%
Automobile Receivables 0.3%
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	259,818	258,076
"A4", Series 2002-2, 4.3%, 3/15/2010	137,214	137,093
"B", Series 2002-2, 4.67%, 3/15/2010	486,668	482,685
"B", Series 2002-1, 5.37%, 1/15/2010	181,310	180,680
		1,058,534
	Principal Amount ($)	Value ($)

Home Equity Loans 4.3%
Aegis Asset Backed Securities Trust:
"N1", Series 2005-5N, 144A, 4.5%, 12/25/2023	801,085	791,779
"N1", Series 2005-3N, 144A, 4.75%, 8/25/2035	402,002	399,999
Countrywide Asset-Backed Certificates:
"AF2", Series 2005-7, 4.367%, 11/25/2035	2,340,000	2,302,745
"1AF6", Series 2006-11, 6.15%, 9/25/2046	1,830,000	1,822,525
Credit-Based Asset Servicing and Securities, "A3", Series 2004-CB4, 4.632%, 5/25/2035	512,864	510,423
Encore Credit Receivables NIM Trust, "NOTE", Series 2005-4, 144A, 4.5%, 1/25/2036	691,504	683,540
Merrill Lynch Mortgage Investors, Inc., "A1A", Series 2005-NCB, 5.451%, 7/25/2036	851,222	846,007
New Century Home Equity Loan Trust, "A2", Series 2005-A, 4.461%, 8/25/2035	1,790,000	1,763,443
Novastar NIM Trust, "NOTE", Series 2005-N1, 144A, 4.777%, 10/26/2035	413,353	411,355
Park Place Securities NIM Trust, "A", Series 2005-WCW1, 144A, 4.25%, 9/25/2035	568,516	559,351
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,057,379	1,053,504
Securitized Asset Backed NIM Trust, "NIM", Series 2005-FR4, 144A, 6.0%, 1/25/2036	1,354,611	1,344,222
Terwin Mortgage Trust, "AF2", Series 2005-14HE, 4.849%, 8/25/2036	3,094,000	3,004,288
		15,493,181
Total Asset Backed (Cost $16,769,405)		16,551,715
	Shares	Value ($)

Preferred Stocks 1.9%
Arch Capital Group Ltd., 8.0%	7,384	185,754
Dresdner Funding Trust I, 144A, 8.151%	715,000	796,995
Farm Credit Bank of Texas, Series 1, 7.561%	325,000	339,430
MUFG Capital Finance 1 Ltd., 6.346%	2,550,000	2,459,704
Wachovia Capital Trust III, 5.8%	2,290,000	2,222,221
ZFS Finance USA Trust I 144A, 6.15% (a)	1,000,000	958,071
Total Preferred Stocks (Cost $7,195,571)		6,962,175
	Principal Amount ($)	Value ($)

US Government Agency Sponsored Pass-Throughs 10.7%
Federal Home Loan Mortgage Corp.:
4.5%, with various maturities from 7/1/2018 until 8/1/2018	4,734,873	4,485,773
	Principal Amount ($)	Value ($)

6.0%, with various maturities from 12/1/2025 until 12/1/2034	2,906,243	2,878,494
Federal National Mortgage Association:
4.418%*, 1/1/2035	1,563,370	1,495,898
4.5%, with various maturities from 8/1/2033 until 10/1/2033	3,340,539	3,043,901
5.0%, with various maturities from 4/1/2025 until 2/1/2034	3,453,009	3,265,105
5.5%, with various maturities from 7/1/2024 until 4/1/2026	6,771,127	6,577,520
6.0%, 4/1/2024	1,847,140	1,840,025
6.31%, 6/1/2008	1,500,000	1,505,740
6.5%, with various maturities from 3/1/2017 until 6/1/2036 (f)	12,578,001	12,646,917
7.13%, 1/1/2012	1,095,519	1,092,608
8.0%, 9/1/2015	42,119	44,331
Total US Government Agency Sponsored Pass-Throughs (Cost $39,871,235)		38,876,312

Commercial and Non-Agency Mortgage-Backed Securities 26.8%
Adjustable Rate Mortgage Trust:
"3A31", Series 2005-10, 5.431%, 1/25/2036	1,265,000	1,225,479
"1A4", Series 2006-2, 5.781%, 5/25/2036	1,705,000	1,681,984
Banc of America Commercial Mortgage, Inc., "A4", Series 2005-5, 5.115%, 10/10/2045	2,635,000	2,491,224
Bear Stearns Adjustable Rate Mortgage Trust:
"2A3", Series 2005-4, 4.45%*, 8/25/2035	1,185,000	1,133,265
"2A2", Series 2005-4, 4.567%*, 8/25/2035	1,720,000	1,649,621
"A1", Series 2006-1, 4.625%*, 2/25/2036	4,265,825	4,127,358
Chase Mortgage Finance Corp., "3A1", Series 2005-A1, 5.277%*, 12/25/2035	2,820,251	2,757,447
Citicorp Mortgage Securities, Inc.:
"A4", Series 2003-3, 5.5%, 3/25/2033	505,096	502,593
"1A1", Series 2004-8, 5.5%, 10/25/2034	1,248,166	1,232,551
Citigroup Commercial Mortgage Trust, "ASB", Series 2006-C4, 5.721%, 3/15/2049	2,740,000	2,727,163
Citigroup Mortgage Loan Trust, Inc.:
"2A1", Series 2006-AR1, 4.7%*, 3/25/2036	1,409,705	1,367,968
"1A1", Series 2006-AR1, 4.9%*, 10/25/2035	498,672	487,819
"1A2", Series 2006-AR2, 5.565%, 3/25/2036	2,475,496	2,449,482
"1A3A", Series 2006-AR5, 5.957%, 6/25/2036	1,820,000	1,811,881
"1A2", Series 2004-NCM-1, 6.5%, 7/25/2034	993,980	996,465
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	1,249,167	1,255,413
	Principal Amount ($)	Value ($)

Countrywide Alternative Loan Trust:
"A2", Series 2003-6T2, 5.0%, 6/25/2033	853,748	843,718
"A2", Series 2003-21T1, 5.25%, 12/25/2033	1,465,186	1,444,779
"A6", Series 2004-14T2, 5.5%, 8/25/2034	1,441,436	1,424,344
"7A1", Series 2004-J2, 6.0%, 12/25/2033	372,479	362,818
"1A1", Series 2004-J1, 6.0%, 2/25/2034	268,919	266,541
First Union-Lehman Brothers Commercial Mortgage, "A3", Series 1997-C1, 7.38%, 4/18/2029	560,822	563,563
GE Capital Commercial Mortgage Corp., "AAB", Series 2005-C3, 4.94%, 7/10/2045	1,915,000	1,812,742
GMAC Mortgage Corp. Loan Trust, "A1", Series 2006-J1, 5.75%, 4/25/2036	3,511,891	3,475,669
Greenwich Capital Commercial Funding Corp., "AAB", Series 2006-GG7, 6.11%, 9/10/2015	1,810,000	1,816,060
GS Mortgage Securities Corp. II:
"A4", Series 2005-GG4, 4.761%, 7/10/2039	2,705,000	2,497,901
"C", Series 1998-C1, 6.91%, 10/18/2030	1,260,000	1,287,432
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2005-LDP5, 5.345%, 12/15/2044	3,305,000	3,161,990
JPMorgan Mortgage Trust:
"7A1", Series 2006-A3, 4.584%, 4/25/2035	3,528,636	3,422,319
"2A4", Series 2006-A2, 5.77%, 4/25/2036	2,565,000	2,502,363
LB-UBS Commercial Mortgage Trust, "A4", Series 2005-C7, 5.197%, 11/15/2030	1,525,000	1,453,729
Lehman Mortgage Trust:
"3A3", Series 2006-1, 5.5%, 2/25/2036	1,860,000	1,833,004
"1A10", Series 2006-3, 6.0%, 7/25/2036	1,825,000	1,815,590
Master Alternative Loans Trust:
"5A1", Series 2005-1, 5.5%, 1/25/2020	643,637	635,676
"3A1", Series 2004-5, 6.5%, 6/25/2034	49,608	49,484
"5A1", Series 2005-2, 6.5%, 12/25/2034	227,524	226,813
"8A1", Series 2004-3, 7.0%, 4/25/2034	124,193	123,875
Master Asset Securitization Trust:
"8A1", Series 2003-6, 5.5%, 7/25/2033	686,955	654,969
"2A7", Series 2003-9, 5.5%, 10/25/2033	1,266,932	1,205,565
Merrill Lynch Mortgage Investors Trust, "A2", Series 2005-A5, 4.566%, 6/25/2035	210,000	199,631
Mortgage Capital Funding, Inc., "A2", Series 1998-MC3, 6.337%, 11/18/2031	1,421,490	1,432,066
Residential Accredit Loans, Inc.:
"CB", Series 2004-QS2, 5.75%, 2/25/2034	882,894	855,580
	Principal Amount ($)	Value ($)

"A2", Series 2006-QS4, 6.0%, 4/25/2036	2,746,766	2,732,605
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%, 11/25/2035	1,485,000	1,432,562
"2A1", Series 2006-1, 5.664%, 2/25/2036	1,633,354	1,611,798
"1A1", Series 2005-18, 5.703%, 9/25/2035	1,378,794	1,362,618
"2A3", Series 2006-6, 6.0%, 7/25/2036	1,800,000	1,768,219
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	835,860	777,873
Wachovia Mortgage Loan Trust LLC, "3A1", Series 2005-B, 5.16%*, 10/20/2035	2,632,337	2,570,139
Washington Mutual:
"A7, Series 2004-AR9, 4.168%, 8/25/2034	1,393,000	1,331,433
"2A1", Series 2002-S8, 4.5%, 1/25/2018	325,521	322,680
"1A3", Series 2005-AR16, 5.117%, 12/25/2035	1,660,000	1,601,674
"4A", Series 2004-CB2, 6.5%, 8/25/2034	200,382	200,883
Wells Fargo Mortgage Backed Securities Trust:
"A6", Series 2004-N, 4.0%, 8/25/2034	2,350,000	2,237,388
"1A6", Series 2003-1, 4.5%, 2/25/2018	194,289	192,680
"4A2", Series 2005-AR16, 4.993%, 10/25/2035	2,385,000	2,306,890
"2A5", Series 2006-AR2, 5.093%*, 3/25/2036	5,779,051	5,664,435
"A4", Series 2005-AR14, 5.387%*, 8/25/2035	1,700,000	1,638,460
"A1", Series 2006-3, 5.5%, 3/25/2036	2,338,226	2,296,364
"2A5", Series 2006-AR1, 5.568%*, 3/25/2036	1,700,000	1,654,780
"1A3", Series 2006-6, 5.75%, 5/25/2036	1,998,063	1,975,095
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $98,616,481)		96,944,510

Collateralized Mortgage Obligations 12.4%
Fannie Mae Whole Loan:
"2A3", Series 2003-W3, 4.16%, 6/25/2042	246,543	245,177
"A2", Series 2004-W4, 5.0%, 6/25/2034	2,115,000	2,085,916
"1A1", Series 2004-W15, 6.0%, 8/25/2044	1,450,430	1,435,873
Federal Home Loan Mortgage Corp.:
"KB", Series 2552, 4.25%, 6/15/2027	979,759	965,142
"HG", Series 2543, 4.75%, 9/15/2028	821,292	808,978
"PE", Series 2721, 5.0%, 1/15/2023	135,000	126,327
"EW", Series 2545, 5.0%, 3/15/2029	1,251,669	1,231,475
"BG", Series 2640, 5.0%, 2/15/2032	2,060,000	1,929,270
	Principal Amount ($)	Value ($)

"PD", Series 2783, 5.0%, 1/15/2033	1,283,000	1,201,919
"TE", Series 2780, 5.0%, 1/15/2033	1,785,000	1,667,474
"NE", Series 2802, 5.0%, 2/15/2033	2,640,000	2,463,494
"OE", Series 2840, 5.0%, 2/15/2033	2,780,000	2,596,580
"PD", Series 2890, 5.0%, 3/15/2033	1,485,000	1,383,989
"OG", Series 2889, 5.0%, 5/15/2033	1,770,000	1,647,962
"PE", Series 2898, 5.0%, 5/15/2033	860,000	801,091
"XD", Series 2941, 5.0%, 5/15/2033	1,055,000	980,410
"PE", Series 2864, 5.0%, 6/15/2033	2,275,000	2,124,580
"UE", Series 2911, 5.0%, 6/15/2033	3,055,000	2,842,531
"BG", Series 2869, 5.0%, 7/15/2033	335,000	312,714
"KD", Series 2915, 5.0%, 9/15/2033	1,341,000	1,247,931
"NE", Series 2921, 5.0%, 9/15/2033	2,275,000	2,106,943
"QE", Series 2991, 5.0%, 8/15/2034	2,530,000	2,345,611
"PE", Series 2378, 5.5%, 11/15/2016	1,765,000	1,754,728
"CH", Series 2390, 5.5%, 12/15/2016	440,000	434,710
"PE", Series 2512, 5.5%, 2/15/2022	45,000	44,799
"YA", Series 2841, 5.5%, 7/15/2027	2,188,451	2,171,427
"PE", Series 2165, 6.0%, 6/15/2029	1,825,000	1,817,832
Federal National Mortgage Association:
"PE", Series 2005-44, 5.0%, 7/25/2033	650,000	602,817
"QD", Series 2005-29, 5.0%, 8/25/2033	435,000	403,355
"HE", Series 2005-22, 5.0%, 10/25/2033	1,540,000	1,429,178
"PG", Series 2002-3, 5.5%, 2/25/2017	500,000	495,329
"QC", Series 2002-11, 5.5%, 3/25/2017	640,000	634,425
"VD", Series 2002-56, 6.0%, 4/25/2020	72,223	72,088
"PH", Series 1999-19, 6.0%, 5/25/2029	1,830,000	1,825,509
"PM", Series 2001-60, 6.0%, 3/25/2030	31,416	31,337
"A2", Series 1998-M6, 6.32%, 8/15/2008	614,561	620,091
"HM", Series 2002-36, 6.5%, 12/25/2029	21,878	21,837
Total Collateralized Mortgage Obligations (Cost $46,827,482)		44,910,849

Municipal Bonds and Notes 5.2%
Brockton, MA, General Obligation, Economic Development, Series A, Series A, 6.45%, 5/1/2017 (b)	1,530,000	1,588,324
	Principal Amount ($)	Value ($)

Illinois, Higher Education Revenue, 7.05%, 7/1/2009 (b)	1,410,000	1,465,864
Illinois, Chicago Heights District, Series B, 7.55%, 12/1/2014 (b)	1,000,000	1,099,070
Indiana, Bond Bank Revenue, School Severance Funding, Series 11, 6.01%, 7/15/2021 (b)	1,965,000	1,952,463
Jersey City, NJ, Municipal Utilities Authority, Water Revenue, 4.55%, 5/15/2012 (b)	1,000,000	944,680
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	945,000	916,187
Los Angeles, CA, Community Redevelopment Agency, Financing Authority Revenue, Bunker Hill Project, 5.83%, 12/1/2017 (b)	2,500,000	2,478,300
Menasha, WI, Anticipation Notes, Series B, 5.65%, 9/1/2009	1,310,000	1,302,664
New York, General Obligation, Environmental Facilities Corp., 4.95%, 1/1/2013 (b)	1,500,000	1,442,325
Oklahoma City, OK, Airport Revenue, 5.2%, 10/1/2012 (b)	1,430,000	1,387,372
Oregon, School Boards Association, Pension Deferred Interest, Series A, Zero Coupon, 6/30/2017 (b)	3,830,000	2,036,564
Portland, OR, River District, Urban Renewal & Redevelopment, Series B, 3.35%, 6/15/2010 (b)	1,550,000	1,431,828
Trenton, NJ, School District General Obligation, 4.3%, 4/1/2011 (b)	1,040,000	980,574
Total Municipal Bonds and Notes (Cost $19,439,927)		19,026,215
	Principal Amount ($)	Value ($)

US Treasury Obligations 16.9%
US Treasury Bonds:
6.0%, 2/15/2026 (a)	10,318,000	11,176,489
7.25%, 5/15/2016 (a)	4,491,000	5,200,088
US Treasury Notes:
2.875%, 11/30/2006 (a)	4,480,000	4,436,598
4.25%, 11/15/2013 (a)	6,253,000	5,917,389
4.5%, 11/15/2010 (a)	25,048,000	24,466,811
4.5%, 2/28/2011 (a)	10,191,000	9,937,020
4.875%, 2/15/2012 (a)	242,000	239,353
Total US Treasury Obligations (Cost $63,033,828)		61,373,748

Securities Lending Collateral 18.7%
Daily Assets Fund Institutional, 5.1% (c) (d) (Cost $67,701,609)	67,701,609	67,701,609

Cash Equivalents 4.6%
Cash Management QP Trust, 5.07% (e) (Cost $16,492,241)	16,492,241	16,492,241
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $450,201,498)+	121.7	440,750,572
Other Assets and Liabilities, Net	(21.7)	(78,602,787)
Net Assets	100.0	362,147,785

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

+ The cost for federal income tax purposes was $450,232,141. At June 30, 2006, net unrealized depreciation for all securities based on tax cost was $9,481,569. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $212,319 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,693,888.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $66,697,900 which is 18.4% of net assets.

(b) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	1.1
Financial Guaranty Insurance Co.	1.9
Financial Security Assurance Inc.	0.7
MBIA Corp.	0.3
XL Capital Insurance	0.5

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $366,007,648) — including $66,697,900 of securities loaned	$ 356,556,722
Investment in Daily Assets Fund Institutional (cost $67,701,609)*	67,701,609
Investment in Cash Management QP Trust (cost $16,492,241)	16,492,241
Total investments in securities, at value (cost $450,201,498)	440,750,572
Cash	1,802,711
Receivable for investments purchased	1,754,206
Interest receivable	2,719,927
Receivable for Portfolio shares sold	16,136
Other assets	6,357
Total assets	447,049,909
Liabilities
Payable for investments purchased	11,896,768
Payable upon return of securities loaned	67,701,609
Payable for investments purchased — mortgage dollar rolls	4,132,190
Payable for Portfolio shares redeemed	892,707
Accrued management fee	170,966
Other accrued expenses and payables	107,884
Total liabilities	84,902,124
Net assets, at value	$ 362,147,785
Net Assets
Net assets consist of: Undistributed net investment income	6,963,935
Net unrealized appreciation (depreciation) on investments	(9,450,926)
Accumulated net realized gain (loss)	(4,782,370)
Paid-in capital	369,417,146
Net assets, at value	$ 362,147,785
Class A Net Asset Value, offering and redemption price per share ($279,502,696 ÷ 24,742,586 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.30
Class B Net Asset Value, offering and redemption price per share ($82,645,089 ÷ 7,316,641 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.30

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 8,495,466
Interest — Cash Management QP Trust	262,013
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	24,841
Dividends — unaffiliated issuers	10,998
Total Income	8,793,318
Expenses: Management fee	1,030,698
Custodian fees	10,301
Distribution service fees (Class B)	106,749
Record keeping fees (Class B)	58,336
Auditing	22,447
Legal	8,608
Trustees' fees and expenses	12,165
Reports to shareholders	30,227
Other	33,654
Total expenses before expense reductions	1,313,185
Expense reductions	(3,266)
Total expenses after expense reductions	1,309,919
Net investment income	7,483,399
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(4,324,756)
Net unrealized appreciation (depreciation) during the period on investments	(5,787,082)
Net gain (loss) on investment transactions	(10,111,838)
Net increase (decrease) in net assets resulting from operations	$ (2,628,439)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 7,483,399	$ 12,079,996
Net realized gain (loss) on investment transactions	(4,324,756)	(353,676)
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,787,082)	(5,057,842)
Net increase (decrease) in net assets resulting from operations	(2,628,439)	6,668,478
Distributions to shareholders from: Net investment income: Class A	(9,250,155)	(7,365,945)
Class B	(2,794,336)	(2,666,763)
Net realized gains: Class A	(40,873)	(1,950,232)
Class B	(13,997)	(794,464)
Portfolio share transactions: Class A Proceeds from shares sold	70,035,986	81,598,580
Reinvestment of distributions	9,291,028	9,316,177
Cost of shares redeemed	(40,322,732)	(45,087,748)
Net increase (decrease) in net assets from Class A share transactions	39,004,282	45,827,009
Class B Proceeds from shares sold	3,465,852	9,590,439
Reinvestment of distributions	2,808,333	3,461,227
Cost of shares redeemed	(8,669,742)	(10,890,122)
Net increase (decrease) in net assets from Class B share transactions	(2,395,557)	2,161,544
Increase (decrease) in net assets	21,880,925	41,879,627
Net assets at beginning of period	340,266,860	298,387,233
Net assets at end of period (including undistributed net investment income of $6,963,935 and $11,525,027, respectively)	$ 362,147,785	$ 340,266,860
Other Information
Class A Shares outstanding at beginning of period	21,303,867	17,397,738
Shares sold	6,134,731	6,905,327
Shares issued to shareholders in reinvestment of distributions	821,488	808,696
Shares redeemed	(3,517,500)	(3,807,894)
Net increase (decrease) in Class A shares	3,438,719	3,906,129
Shares outstanding at end of period	24,742,586	21,303,867
Class B Shares outstanding at beginning of period	7,523,292	7,335,272
Shares sold	298,596	808,980
Shares issued to shareholders in reinvestment of distributions	248,086	300,193
Shares redeemed	(753,333)	(921,153)
Net increase (decrease) in Class B shares	(206,651)	188,020
Shares outstanding at end of period	7,316,641	7,523,292
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Date
Net asset value, beginning of period	$ 11.81	$ 12.07	$ 12.16	$ 11.98	$ 11.48	$ 11.45
Income (loss) from investment operations: Net investment income[c]	.25	.47	.50	.45	.53	.62
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.21)	.05	.14	.37	.01
Total from investment operations	(.08)	.26	.55	.59	.90	.63
Less distributions from: Net investment income	(.43)	(.41)	(.43)	(.41)	(.40)	(.60)
Net realized gain on investment transactions	(.00)***	(.11)	(.21)	—	—	—
Total distributions	(.43)	(.52)	(.64)	(.41)	(.40)	(.60)
Net asset value, end of period	$ 11.30	$ 11.81	$ 12.07	$ 12.16	$ 11.98	$ 11.48
Total Return (%)	(.66)**	2.25	4.53	5.13	8.01	5.71
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	280	252	210	201	216	134
Ratio of expenses (%)	.67*	.67	.66	.66	.65	.64
Ratio of net investment income (%)	4.44*	3.96	4.18	3.75	4.57	5.46
Portfolio turnover rate (%)	228d*	164[d]	185[d]	229[d]	267	176

[a] For the six months ended June 30, 2006 (Unaudited).

[b] As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities.

[c] Based on average shares outstanding during the period.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 241%, 176%, 204% and 265% for the periods ended June 30, 2006, December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 12.04	$ 12.13	$ 11.96	$ 11.36
Income (loss) from investment operations: Net investment income[c]	.23	.42	.45	.40	.27
Net realized and unrealized gain (loss) on investment transactions	(.33)	(.21)	.05	.15	.33
Total from investment operations	(.10)	.21	.50	.55	.60
Less distributions from: Net investment income	(.38)	(.36)	(.38)	(.38)	—
Net realized gain on investment transactions	(.00)***	(.11)	(.21)	—	—
Total distributions	(.38)	(.47)	(.59)	(.38)	—
Net asset value, end of period	$ 11.30	$ 11.78	$ 12.04	$ 12.13	$ 11.96
Total Return (%)	(.84)**	1.85	4.10	4.76	5.28**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	89	88	45	2
Ratio of expenses (%)	1.05*	1.07	1.03	1.05	.92*
Ratio of net investment income (%)	4.06*	3.56	3.81	3.36	4.69*
Portfolio turnover rate (%)	228d*	164[d]	185[d]	229[d]	267

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 241%, 176%, 204% and 265% for the periods ended June 30, 2006, December 31, 2005, December 31, 2004, and December 31, 2003, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005

Information About Your Portfolio's Expenses

DWS Davis Venture Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,030.70	$ 1,028.40
Expenses Paid per $1,000*	$ 4.28	$ 6.19
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.58	$ 1,018.70
Expenses Paid per $1,000*	$ 4.26	$ 6.16

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Davis Venture Value VIP	.85%	1.23%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Davis Venture Value VIP

For the six months ended June 30, 2006, Class A shares of DWS Davis Venture Value VIP gained 3.07% (unadjusted for contract charges), underperforming versus its benchmark, the Russell 1000 Value Index, which gained 6.56%.

Consumer staples companies were the most important contributors to the Portfolio's performance during the period. Costco Wholesale Corp. was among the top contributors to performance.

Energy companies and banks also made important contributions to performance. Two energy companies, Occidental Petroleum Corp. and ConocoPhillips, and a banking company, Golden West Financial Corp. (not held by the Portfolio at the end of the reporting period), were among the top contributors to performance.

Insurance companies — including American International Group, Inc. and Progressive Corp. — were among the top detractors from performance. Information technology companies and health care companies also detracted from performance, with Microsoft Corp., an information technology company, and HCA, Inc., a health care company, among the top detractors.

The Portfolio had approximately 10% of its assets invested in foreign companies at June 30, 2006.

Christopher C. Davis
Kenneth Charles Feinberg

Portfolio Managers
Davis Selected Advisers, L.P., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Davis Venture Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	39%	45%
Consumer Staples	16%	15%
Energy	12%	11%
Consumer Discretionary	11%	8%
Industrials	7%	8%
Information Technology	5%	4%
Materials	4%	4%
Health Care	4%	4%
Telecommunication Services	2%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 66. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Davis Venture Value VIP

	Shares	Value ($)

Common Stocks 99.2%
Consumer Discretionary 11.4%
Automobiles 1.7%
Harley-Davidson, Inc. (a)	124,900	6,855,761
Diversified Consumer Services 1.6%
Apollo Group, Inc. "A"*	29,600	1,529,432
H&R Block, Inc. (a)	199,100	4,750,526
		6,279,958
Household Durables 0.2%
Hunter Douglas NV	12,663	852,752
Internet & Catalog Retail 0.6%
Expedia, Inc.* (a)	27,599	413,157
IAC/InterActiveCorp.* (a)	27,499	728,449
Liberty Media Holding Corp. — Interactive "A"*	66,000	1,139,160
		2,280,766
Media 7.0%
Comcast Corp. (Special) "A"* (a)	360,000	11,800,800
Gannett Co., Inc.	18,500	1,034,705
Lagardere S.C.A.	54,700	4,036,926
Liberty Media Holding Corp. — Capital "A"*	13,360	1,119,167
News Corp. "A"	331,500	6,358,170
NTL, Inc.	82,632	2,057,537
WPP Group PLC (ADR)	17,000	1,024,930
		27,432,235
Specialty Retail 0.3%
Bed Bath & Beyond, Inc.*	31,400	1,041,538
Consumer Staples 15.4%
Beverages 2.2%
Diageo PLC (ADR)	71,200	4,809,560
Heineken Holding NV	98,200	3,621,127
		8,430,687
Food & Staples Retailing 6.5%
Costco Wholesale Corp.	309,100	17,658,883
Wal-Mart Stores, Inc.	165,400	7,967,318
		25,626,201
Food Products 0.7%
The Hershey Co. (a)	49,700	2,736,979
Household Products 1.1%
Procter & Gamble Co.	76,400	4,247,840
Personal Products 0.4%
Avon Products, Inc.	53,100	1,646,100
Tobacco 4.5%
Altria Group, Inc.	241,200	17,711,316
Energy 12.0%
Energy Equipment & Services 0.9%
Transocean, Inc.*	45,400	3,646,528
Oil, Gas & Consumable Fuels 11.1%
ConocoPhillips	250,120	16,390,364
Devon Energy Corp.	141,900	8,572,179
EOG Resources, Inc.	121,100	8,397,074
Occidental Petroleum Corp.	96,700	9,916,585
		43,276,202
	Shares	Value ($)

Financials 38.9%
Capital Markets 1.9%
Ameriprise Financial, Inc.	95,120	4,249,011
Morgan Stanley	39,700	2,509,437
State Street Corp.	12,600	731,934
		7,490,382
Commercial Banks 7.0%
Commerce Bancorp, Inc. (a)	61,700	2,200,839
HSBC Holdings PLC	677,337	11,917,846
Lloyds TSB Group PLC (ADR) (a)	73,100	2,885,257
Wells Fargo & Co.	157,400	10,558,392
		27,562,334
Consumer Finance 4.5%
American Express Co.	335,500	17,855,310
Diversified Financial Services 7.5%
Citigroup, Inc.	179,100	8,639,784
JPMorgan Chase & Co.	381,884	16,039,128
Moody's Corp.	84,400	4,596,424
		29,275,336
Insurance 14.5%
American International Group, Inc.	264,100	15,595,105
Aon Corp. (a)	79,000	2,750,780
Berkshire Hathaway, Inc. "B"*	4,264	12,975,352
Chubb Corp.	22,300	1,112,770
Loews Corp.	224,200	7,947,890
Markel Corp.* (a)	900	312,300
Principal Financial Group, Inc. (a)	25,200	1,402,380
Progressive Corp.	389,700	10,019,187
Sun Life Financial, Inc.	15,700	626,901
Transatlantic Holdings, Inc. (a)	71,937	4,021,278
		56,763,943
Thrifts & Mortgage Finance 3.5%
Golden West Financial Corp.	183,900	13,645,380
Health Care 3.8%
Health Care Providers & Services
Cardinal Health, Inc.	60,900	3,917,697
Caremark Rx, Inc.*	100,200	4,996,974
HCA, Inc.	141,900	6,122,985
		15,037,656
Industrials 6.9%
Air Freight & Logistics 0.6%
United Parcel Service, Inc. "B"	28,000	2,305,240
Commercial Services & Supplies 1.7%
China Merchants Holdings International Co., Ltd.	724,375	2,205,873
Cosco Pacific Ltd.	562,600	1,245,988
D&B Corp.*	49,900	3,477,032
		6,928,893
Industrial Conglomerates 4.2%
Tyco International Ltd.	594,862	16,358,705
Road & Rail 0.4%
Kuehne & Nagel International AG (Registered)	20,820	1,515,668
	Shares	Value ($)

Information Technology 4.8%
Communications Equipment 0.2%
Nokia Oyj (ADR)	50,400	1,021,104
Computers & Peripherals 1.3%
Dell, Inc.*	111,300	2,716,833
Hewlett-Packard Co.	70,800	2,242,944
		4,959,777
IT Services 1.3%
Iron Mountain, Inc.* (a)	136,700	5,109,846
Software 2.0%
Microsoft Corp.	335,900	7,826,470
Materials 4.1%
Construction Materials 1.6%
Martin Marietta Materials, Inc. (a)	36,100	3,290,515
Vulcan Materials Co. (a)	35,500	2,769,000
		6,059,515
Containers & Packaging 2.0%
Sealed Air Corp. (a)	150,600	7,843,248
Metals & Mining 0.5%
BHP Billiton PLC	52,600	1,020,341
Rio Tinto PLC	18,700	988,644
		2,008,985
	Shares	Value ($)

Telecommunication Services 1.9%
Wireless Telecommunication Services
SK Telecom Co., Ltd. (ADR)	89,200	2,089,064
Sprint Nextel Corp.	261,800	5,233,381
		7,322,445
Total Common Stocks (Cost $286,626,732)		388,955,100

Securities Lending Collateral 8.0%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $31,221,810)	31,221,810	31,221,810

Cash Equivalents 0.6%
Cash Management QP Trust, 5.07% (d) (Cost $2,428,495)	2,428,495	2,428,495
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $320,277,037)+	107.8	422,605,405
Other Assets and Liabilities, Net	(7.8)	(30,676,009)
Net Assets	100.0	391,929,396

* Non-income producing security.

+ The cost for federal income tax purposes was $320,823,401. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $101,782,004. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $106,159,633 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,377,629.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $30,643,026 which is 7.8% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $286,626,732) — including $30,643,026 of securities loaned	$ 388,955,100
Investment in Daily Assets Fund Institutional (cost $31,221,810)*	31,221,810
Investment in Cash Management QP Trust (cost $2,428,495)	2,428,495
Total investments in securities, at value (cost $320,277,037)	422,605,405
Foreign currency, at value (cost $149,783)	152,574
Receivable for investments sold	718,031
Dividends receivable	531,076
Interest receivable	10,197
Foreign taxes recoverable	11,639
Receivable for Portfolio shares sold	324,061
Other assets	4,094
Total assets	424,357,077
Liabilities
Payable for Portfolio shares redeemed	360,239
Payable upon return of securities loaned	31,221,810
Payable for investments purchased	503,792
Accrued management fee	241,430
Other accrued expenses and payables	100,410
Total liabilities	32,427,681
Net assets, at value	$ 391,929,396
Net Assets
Net assets consist of: Undistributed net investment income	1,431,958
Net unrealized appreciation (depreciation) on: Investments	102,328,368
Foreign currency related transactions	3,124
Accumulated net realized gain (loss)	(3,109,333)
Paid-in capital	291,275,279
Net assets, at value	$ 391,929,396
Class A Net Asset Value, offering and redemption price per share ($314,529,437 ÷ 24,595,126 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.79
Class B Net Asset Value, offering and redemption price per share ($77,399,959 ÷ 6,052,561 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.79

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $28,336)	$ 3,191,590
Interest — Cash Management QP Trust	95,458
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	12,432
Total Income	3,299,480
Expenses: Management fee	1,847,984
Custodian and accounting fees	59,042
Distribution service fees (Class B)	98,170
Record keeping fees (Class B)	50,523
Auditing	23,672
Legal	9,511
Trustees' fees and expenses	13,392
Reports to shareholders	32,180
Other	16,108
Total expenses before expense reductions	2,150,582
Expense reductions	(325,755)
Total expenses after expense reductions	1,824,827
Net investment income (loss)	1,474,653
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,352,302
Foreign currency related transactions	(19,549)
3,332,753
Net unrealized appreciation (depreciation) during the period on: Investments	6,797,996
Foreign currency related transactions	14,668
6,812,664
Net gain (loss) on investment transactions	10,145,417
Net increase (decrease) in net assets resulting from operations	$ 11,620,070

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 1,474,653	$ 2,485,779
Net realized gain (loss) on investment transactions	3,332,753	1,821,140
Net unrealized appreciation (depreciation) during the period on investment transactions	6,812,664	29,208,587
Net increase (decrease) in net assets resulting from operations	11,620,070	33,515,506
Distributions to shareholders from: Net investment income: Class A	(2,082,948)	(2,091,774)
Class B	(214,549)	(260,311)
Portfolio share transactions: Class A Proceeds from shares sold	13,362,451	36,365,583
Reinvestment of distributions	2,082,948	2,091,774
Cost of shares redeemed	(17,589,722)	(22,500,564)
Net increase (decrease) in net assets from Class A share transactions	(2,144,323)	15,956,793
Class B Proceeds from shares sold	5,141,179	11,711,444
Reinvestment of distributions	214,549	260,311
Cost of shares redeemed	(8,047,326)	(6,187,073)
Net increase (decrease) in net assets from Class B share transactions	(2,691,598)	5,784,682
Increase (decrease) in net assets	4,486,652	52,904,896
Net assets at beginning of period	387,442,744	334,537,848
Net assets at end of period (including undistributed net investment income of $1,431,958 and $2,254,802, respectively)	$ 391,929,396	$ 387,442,744
Other Information
Class A Shares outstanding at beginning of period	24,763,248	23,386,408
Shares sold	1,050,738	3,107,848
Shares issued to shareholders in reinvestment of distributions	163,497	184,135
Shares redeemed	(1,382,357)	(1,915,143)
Net increase (decrease) in Class A shares	(168,122)	1,376,840
Shares outstanding at end of period	24,595,126	24,763,248
Class B Shares outstanding at beginning of period	6,263,092	5,765,180
Shares sold	404,159	1,002,803
Shares issued to shareholders in reinvestment of distributions	16,827	22,895
Shares redeemed	(631,517)	(527,786)
Net increase (decrease) in Class B shares	(210,531)	497,912
Shares outstanding at end of period	6,052,561	6,263,092

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.49	$ 11.48	$ 10.31	$ 7.99	$ 9.50	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.09	.08	.06	.05	.03
Net realized and unrealized gain (loss) on investment transactions	.32	1.01	1.14	2.31	(1.55)	(.53)
Total from investment operations	.38	1.10	1.22	2.37	(1.50)	(.50)
Less distributions from: Net investment income	(.08)	(.09)	(.05)	(.05)	(.01)	—
Net asset value, end of period	$ 12.79	$ 12.49	$ 11.48	$ 10.31	$ 7.99	$ 9.50
Total Return (%)	3.07**	9.64	11.83	29.84	(15.79)	(5.00)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	315	309	268	220	160	109
Ratio of expenses before expense reductions (%)	1.02*	1.02	1.05	1.01	1.02	1.09*
Ratio of expenses after expense reductions (%)	.85*	.96	1.05	1.01	1.02	1.09*
Ratio of net investment income (%)	.83*	.78	.74	.62	.62	.48*
Portfolio turnover rate (%)	20*	8	3	7	22	15*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.47	$ 11.46	$ 10.29	$ 7.98	$ 8.52
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.04	.04	.02	.04
Net realized and unrealized gain (loss) on investment transactions	.32	1.01	1.13	2.32	(.58)
Total from investment operations	.35	1.05	1.17	2.34	(.54)
Less distributions from: Net investment income	(.03)	(.04)	.00***	(.03)	—
Net asset value, end of period	$ 12.79	$ 12.47	$ 11.46	$ 10.29	$ 7.98
Total Return (%)	2.84**	9.23	11.42	29.42	(6.34)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	78	66	29.8
Ratio of expenses before expense reductions (%)	1.40*	1.41	1.44	1.40	1.27*
Ratio of expenses after expense reductions (%)	1.23*	1.34	1.44	1.40	1.27*
Ratio of net investment income (%)	.45*	.40	.36	.23	1.06*
Portfolio turnover rate (%)	20*	8	3	7	22

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Information About Your Portfolio's Expenses

DWS Dreman Financial Services VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,035.20	$ 1,033.50
Expenses Paid per $1,000*	$ 4.69	$ 6.71
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.18	$ 1,018.20
Expenses Paid per $1,000*	$ 4.66	$ 6.66

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Financial Services VIP	.93%	1.33%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Dreman Financial Services VIP

The broad equity market, as measured by the S&P 500 Index, had a return of 2.71% for the six-month period ended June 30, 2006. Value stocks, as measured by the Russell 1000 Value Index, performed much better than growth stocks, as measured by the Russell 1000 Growth Index, which had a negative return for the six-month period. With a return of 3.52% (Class A shares, unadjusted for contract charges), the Portfolio outperformed its benchmark the S&P 500 Index for the first half of 2006.

While stocks of financial services companies make up the majority of the Portfolio, we have the flexibility to invest up to 20% of assets in other industries. Over the last six months, our position in the energy group contributed significantly to performance. Energy holdings that performed especially well include ConocoPhillips, Valero Energy Corp. and Occidental Petroleum Corp.

Another major positive was Washington Mutual, Inc., a leading retailer of financial services for consumers and small businesses. This company has built a tremendous branch system across the US through a number of acquisitions. A high yield adds to the stock's attractiveness. Other financial services holdings that performed well were Bear Stearns Companies, Inc. and Morgan Stanley, which benefited from strong corporate earnings and cash flows that created a positive environment for their investment banking businesses.

Three large holdings, Freddie Mac, Fannie Mae and American International Group, Inc. (AIG), have performed poorly for quite some time because of accounting irregularities that required earnings restatements. We feel that the market's negative reaction to the issues facing these companies has been excessive and we continue to hold significant positions in the stocks. Although we continue to hold AIG, we have the stock under review and may consider selling if the stock price rises.

David N. Dreman F. James Hutchinson

Lead Manager Portfolio Manager

Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this Portfolio is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman Financial Services VIP

Asset Allocation (Excludes Securities Lending Collateral and Cash Equivalents)	6/30/06	12/31/05

Common Stocks	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Energy	11%	9%
Consumer Staples	3%	3%
Financials:
Commercial Banks	22%	29%
Thrifts & Mortgage Finance	21%	22%
Diversified Financial Services	16%	9%
Capital Markets	14%	13%
Insurance	10%	12%
Consumer Finance	2%	2%
Real Estate Investment Trust	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 75. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Dreman Financial Services VIP

	Shares	Value ($)

Common Stocks 99.7%
Consumer Staples 3.3%
Tobacco
Altria Group, Inc.	56,800	4,170,824
Energy 11.2%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	14,200	677,198
Apache Corp.	9,100	621,075
ConocoPhillips	85,964	5,633,221
Devon Energy Corp.	10,600	640,346
EnCana Corp.	25,700	1,352,848
Occidental Petroleum Corp.	16,300	1,671,565
Tesoro Corp.	22,300	1,658,228
Valero Energy Corp.	32,700	2,175,204
		14,429,685
Financials 85.2%
Capital Markets 13.6%
Ameriprise Financial, Inc.	13,190	589,197
Bear Stearns Companies, Inc.	16,040	2,246,883
Franklin Resources, Inc.	16,110	1,398,509
Lehman Brothers Holdings, Inc.	32,000	2,084,800
Mellon Financial Corp.	85,400	2,940,322
Morgan Stanley	87,780	5,548,574
The Goldman Sachs Group, Inc.	18,000	2,707,740
		17,516,025
Commercial Banks 22.0%
Fifth Third Bancorp.	39,100	1,444,745
KeyCorp.	123,855	4,419,146
Marshall & Ilsley Corp.	39,300	1,797,582
Mercantile Bankshares Corp.	16,200	577,854
National Bank of Canada	79,850	4,077,264
National City Corp.	60,731	2,197,855
PNC Financial Services Group, Inc.	41,940	2,942,930
Regions Financial Corp.	52,372	1,734,561
US Bancorp.	124,920	3,857,530
Wachovia Corp.	56,440	3,052,275
Wells Fargo & Co.	32,610	2,187,479
		28,289,221
	Shares	Value ($)

Consumer Finance 2.3%
American Express Co.	56,550	3,009,591
Diversified Financial Services 15.6%
Bank of America Corp.	181,820	8,745,542
CIT Group, Inc.	44,790	2,342,069
Citigroup, Inc.	90,000	4,341,600
JPMorgan Chase & Co.	108,924	4,574,808
		20,004,019
Insurance 10.4%
Allstate Corp.	26,495	1,450,071
American International Group, Inc.	153,873	9,086,201
Chubb Corp.	34,760	1,734,524
Prudential Financial, Inc.	13,790	1,071,483
		13,342,279
Real Estate Investment Trusts 0.9%
NovaStar Financial, Inc. (REIT) (a)	35,200	1,112,672
Thrifts & Mortgage Finance 20.4%
Fannie Mae	151,180	7,271,758
Freddie Mac	116,705	6,653,352
Hudson City Bancorp., Inc.	31,900	425,227
Sovereign Bancorp, Inc.	84,339	1,712,920
The PMI Group, Inc.	34,900	1,555,842
Washington Mutual, Inc. (a)	186,832	8,515,803
		26,134,902
Total Common Stocks (Cost $96,304,331)		128,009,218

Securities Lending Collateral 4.9%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $6,292,175)	6,292,175	6,292,175

Cash Equivalents 0.0%
Cash Management QP Trust, 5.07% (d) (Cost $4,013)	4,013	4,013
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $102,600,519)+	104.6	134,305,406
Other Assets and Liabilities, Net	(4.6)	(5,895,539)
Net Assets	100.0	128,409,867

+ The cost for federal income tax purposes was $103,731,756. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $30,573,650. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $34,594,196 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,020,546.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $6,163,854 which is 4.8% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $96,304,331) — including $6,163,854 of securities loaned	$ 128,009,218
Investment in Daily Assets Fund Institutional (cost $6,292,175)*	6,292,175
Investment in Cash Management QP Trust (cost $4,013)	4,013
Total investments in securities, at value (cost $102,600,519)	134,305,406
Cash	11,361
Receivable for investments sold	332,226
Dividends receivable	160,352
Interest receivable	13,083
Receivable for Fund shares sold	24,822
Other assets	2,364
Total assets	134,849,614
Liabilities
Payable for Portfolio shares redeemed	5,509
Payable upon return of securities loaned	6,292,175
Accrued management fee	75,712
Other accrued expenses and payables	66,351
Total liabilities	6,439,747
Net assets, at value	$ 128,409,867
Net Assets
Net assets consist of: Undistributed net investment income	1,111,537
Net unrealized appreciation (depreciation) on: Investments	31,704,887
Foreign currency related transactions	3
Accumulated net realized gain (loss)	806,922
Paid-in capital	94,786,518
Net assets, at value	$ 128,409,867
Class A Net Asset Value, offering and redemption price per share ($111,093,468 ÷ 8,328,424 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.34
Class B Net Asset Value, offering and redemption price per share ($17,316,399 ÷ 1,298,480 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.34

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,954)	$ 1,797,550
Interest — Cash Management QP Trust	2,741
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	74,824
Total Income	1,875,115
Expenses: Management fee	505,826
Custodian and accounting fees	47,897
Distribution service fees (Class B)	22,334
Record keeping fees (Class B)	13,209
Auditing	22,263
Legal	7,438
Trustees' fees and expenses	9,638
Reports to shareholders	24,972
Other	9,767
Total expenses before expense reductions	663,344
Expense reductions	(1,672)
Total expenses after expense reductions	661,672
Net investment income (loss)	1,213,443
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,097,834
Foreign currency related transactions	1,839
2,099,673
Net unrealized appreciation (depreciation) during the period on: Investments	1,588,148
Foreign currency related transactions	(68)
1,588,080
Net gain (loss) on investment transactions	3,687,753
Net increase (decrease) in net assets resulting from operations	$ 4,901,196

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 1,213,443	$ 2,946,322
Net realized gain (loss) on investment transactions	2,099,673	6,472,632
Net unrealized appreciation (depreciation) during the period on investment transactions	1,588,080	(10,651,013)
Net increase (decrease) in net assets resulting from operations	4,901,196	(1,232,059)
Distributions to shareholders from: Net investment income: Class A	(2,651,564)	(2,459,642)
Class B	(335,240)	(250,229)
Net realized gains: Class A	(1,283,015)	—
Class B	(196,199)	—
Portfolio share transactions: Class A Proceeds from shares sold	907,754	4,078,683
Reinvestment of distributions	3,934,579	2,459,642
Cost of shares redeemed	(14,142,587)	(27,606,524)
Net increase (decrease) in net assets from Class A share transactions	(9,300,254)	(21,068,199)
Class B Proceeds from shares sold	761,585	2,781,906
Reinvestment of distributions	531,439	250,229
Cost of shares redeemed	(1,835,609)	(2,350,850)
Net increase (decrease) in net assets from Class B share transactions	(542,585)	681,285
Increase (decrease) in net assets	(9,407,661)	(24,328,844)
Net assets at beginning of period	137,817,528	162,146,372
Net assets at end of period (including undistributed net investment income of $1,111,537 and $2,884,898, respectively)	$ 128,409,867	$ 137,817,528
Other Information
Class A Shares outstanding at beginning of period	9,007,093	10,645,952
Shares sold	66,391	319,846
Shares issued to shareholders in reinvestment of distributions	294,504	200,133
Shares redeemed	(1,039,564)	(2,158,838)
Net increase (decrease) in Class A shares	(678,669)	(1,638,859)
Shares outstanding at end of period	8,328,424	9,007,093
Class B Shares outstanding at beginning of period	1,337,909	1,281,273
Shares sold	55,970	220,209
Shares issued to shareholders in reinvestment of distributions	39,749	20,344
Shares redeemed	(135,148)	(183,917)
Net increase (decrease) in Class B shares	(39,429)	56,636
Shares outstanding at end of period	1,298,480	1,337,909

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.33	$ 13.60	$ 12.33	$ 9.79	$ 10.78	$ 11.53
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.27	.23	.20	.15	.14
Net realized and unrealized gain (loss) on investment transactions	.34	(.30)	1.23	2.50	(1.06)	(.71)
Total from investment operations	.47	(.03)	1.46	2.70	(.91)	(.57)
Less distributions from: Net investment income	(.31)	(.24)	(.20)	(.16)	(.08)	(.13)
Net realized gain on investment transactions	(.15)	—	—	—	—	(.05)
Total distributions	(.46)	(.24)	(.20)	(.16)	(.08)	(.18)
Net asset value, end of period	$ 13.34	$ 13.33	$ 13.60	$ 12.33	$ 9.79	$ 10.78
Total Return (%)	3.52**	(.07)	12.00	28.13	(8.51)	(4.86)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	111	120	145	143	120	117
Ratio of expenses	.93*	.89	.84	.86	.83	.86
Ratio of net investment income (%)	1.85*	2.10	1.79	1.84	1.44	1.31
Portfolio turnover rate (%)	1*	27	8	7	13	22
[a] For the six months ended June 30, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.30	$ 13.57	$ 12.31	$ 9.78	$ 10.57
Income (loss) from investment operations: Net investment income (loss)[c]	.10	.21	.18	.14	.06
Net realized and unrealized gain (loss) on investment transactions	.35	(.29)	1.22	2.53	(.85)
Total from investment operations	.45	(.08)	1.40	2.67	(.79)
Less distributions from: Net investment income	(.26)	(.19)	(.14)	(.14)	—
Net realized gain on investment transactions	(.15)	—	—	—	—
Total distributions	(.41)	(.19)	(.14)	(.14)	—
Net asset value, end of period	$ 13.34	$ 13.30	$ 13.57	$ 12.31	$ 9.78
Total Return (%)	3.35**	(.46)	11.50	27.73	(7.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	18	17	9.4
Ratio of expenses (%)	1.33*	1.29	1.22	1.25	1.08*
Ratio of net investment income (%)	1.45*	1.70	1.41	1.45	1.33*
Portfolio turnover rate (%)	1*	27	8	7	13

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Dreman High Return Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,041.90	$ 1,039.30
Expenses Paid per $1,000*	$ 3.90	$ 5.87
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.98	$ 1,019.04
Expenses Paid per $1,000*	$ 3.86	$ 5.81

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman High Return Equity VIP	.77%	1.16%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Dreman High Return Equity VIP

The broad equity market, as measured by the S&P 500 Index, had a return of 2.71% for the six-month period ended June 30, 2006. Value stocks, as measured by the Russell 1000 Value Index, outperformed growth stocks, measured by the Russell 1000 Growth Index, which had a negative return for the six-month period. With a return of 4.19% (Class A shares, unadjusted for contract charges), the Portfolio outperformed its benchmark, the S&P 500 Index for the six-month period ended June 30, 2006.

Absolute performance benefited from a significant overweight in energy, where major holdings that performed especially well were ConocoPhillips, Occidental Petroleum Corp. and El Paso Corp. We remain comfortable with the overweight in energy, as we believe that expanding economies around the world will continue to create a high level of demand for new energy resources. The most significant factors in the Portfolio's strong performance relative to the S&P 500 Index were an underweight in information technology, which was the worst-performing of the 10 sectors in the S&P 500, and stock selection in health care, where positions in Laboratory Corp. of America Holdings and Quest Diagnostics, Inc. performed quite well.

Performance was hurt by an overweight in financials. Three large holdings, Freddie Mac, Fannie Mae and American International Group, Inc. (AIG), performed poorly because of accounting irregularities that required earnings restatements. We consider the market's negative reaction to the issues facing these companies to be excessive, and we have maintained these positions.

At mid-year 2006, interest rates and the fear of inflation were key drivers of the stock market. Nonetheless, we believe that there is reason to expect that stocks will perform well in the months ahead. Price-to-earnings ratios are much lower than they were several years ago, and profit margins are holding up well. The economy continues to expand, benefiting from strength in both business investment and consumer spending. We believe the Portfolio is well positioned, and we have confidence in our time-tested contrarian investing philosophy of seeking companies that are financially sound and that have solid growth prospects but have fallen out of favor with the investing public.

David N. Dreman
F. James Hutchinson

Co-Managers
Dreman Value Management L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman High Return Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	100%	94%
Cash Equivalents	—	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	28%	29%
Energy	22%	21%
Consumer Staples	18%	19%
Health Care	17%	17%
Industrials	7%	5%
Consumer Discretionary	5%	6%
Information Technology	2%	3%
Utilities	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 82. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Dreman High Return Equity VIP

	Shares	Value ($)

Common Stocks 99.7%
Consumer Discretionary 5.3%
Multiline Retail 1.0%
Federated Department Stores, Inc.	259,010	9,479,766
Specialty Retail 4.3%
Borders Group, Inc.	712,900	13,160,134
Home Depot, Inc.	388,455	13,902,804
Staples, Inc.	501,247	12,190,327
		39,253,265
Consumer Staples 17.6%
Food & Staples Retailing 0.7%
Safeway, Inc.	232,650	6,048,900
Tobacco 16.9%
Altria Group, Inc.	1,121,820	82,375,243
Imperial Tobacco Group PLC (ADR)	95,145	5,874,252
Reynolds American, Inc. (a)	169,173	19,505,647
Universal Corp.	266,570	9,921,735
UST, Inc.	816,640	36,903,962
		154,580,839
Energy 21.6%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	231,900	11,059,311
Apache Corp.	285,400	19,478,550
Chevron Corp.	531,760	33,001,025
ConocoPhillips	1,112,994	72,934,497
Devon Energy Corp.	514,600	31,086,986
El Paso Corp.	408,510	6,127,650
EnCana Corp. (a)	130,600	6,874,784
Kerr-McGee Corp.	5,856	406,114
Occidental Petroleum Corp.	153,000	15,690,150
		196,659,067
Financials 27.5%
Commercial Banks 4.9%
KeyCorp.	294,000	10,489,920
PNC Financial Services Group, Inc.	169,300	11,879,781
US Bancorp.	265,700	8,204,816
Wachovia Corp.	253,700	13,720,096
		44,294,613
Diversified Financial Services 4.4%
Bank of America Corp.	521,636	25,090,692
CIT Group, Inc.	65,000	3,398,850
Citigroup, Inc.	134,600	6,493,104
JPMorgan Chase & Co.	132,864	5,580,288
		40,562,934
Insurance 2.5%
American International Group, Inc.	331,300	19,563,265
The St. Paul Travelers Companies, Inc.	70,605	3,147,571
		22,710,836
	Shares	Value ($)

Thrifts & Mortgage Finance 15.7%
Fannie Mae	894,873	43,043,391
Freddie Mac	853,641	48,666,073
Sovereign Bancorp, Inc.	609,630	12,381,585
Washington Mutual, Inc.	854,175	38,933,297
		143,024,346
Health Care 17.5%
Health Care Equipment & Supplies 0.4%
Becton, Dickinson & Co.	54,455	3,328,834
Health Care Providers & Services 9.0%
Aetna, Inc.	245,100	9,786,843
HCA, Inc.	296,200	12,781,030
Laboratory Corp. of America Holdings*	343,075	21,349,557
Quest Diagnostics, Inc.	291,100	17,442,712
UnitedHealth Group, Inc.	456,000	20,419,680
		81,779,822
Life Sciences Tools & Services 0.8%
Fisher Scientific International, Inc.*	102,100	7,458,405
Pharmaceuticals 7.3%
Bristol-Myers Squibb Co.	365,160	9,443,038
Johnson & Johnson	46,000	2,756,320
Merck & Co., Inc.	525,195	19,132,854
Pfizer, Inc.	987,530	23,177,329
Wyeth	270,275	12,002,913
		66,512,454
Industrials 7.1%
Air Freight & Logistics 0.6%
FedEx Corp.	45,000	5,258,700
Industrial Conglomerates 5.3%
3M Co.	255,300	20,620,581
General Electric Co.	332,950	10,974,032
Tyco International Ltd.	602,305	16,563,388
		48,158,001
Machinery 1.2%
PACCAR, Inc.	138,700	11,426,106
Information Technology 2.0%
IT Services 1.6%
Electronic Data Systems Corp.	596,540	14,352,753
Software 0.4%
Microsoft Corp.	174,600	4,068,180
Materials 0.0%
Chemicals
Tronox, Inc. "B"	590	7,770
Utilities 1.1%
Independent Power Producers & Energy Traders
TXU Corp.	168,500	10,074,615
Total Common Stocks (Cost $698,433,024)		909,040,206

Securities Lending Collateral 0.7%
Daily Assets Institutional Fund, 5.1% (b) (c) (Cost $6,473,000)	6,473,000	6,473,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $704,906,024)+	100.4	915,513,206
Other Assets and Liabilities, Net	(0.4)	(3,873,192)
Net Assets	100.0	911,640,014

* Non-income producing security.

+ The cost for federal income tax purposes was $706,135,265. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $209,377,941. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $244,910,335 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,532,394.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $6,304,520 which is 0.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $698,433,024) — including $6,304,520 of securities loaned	$ 909,040,206
Investment in Daily Assets Fund Institutional (cost $6,473,000)*	6,473,000
Total investments in securities, at value (cost $704,906,024)	915,513,206
Cash	29,455
Dividends receivable	1,818,568
Interest receivable	24,030
Receivable for investments sold	5,199,755
Receivable for Portfolio shares sold	188,541
Other assets	16,714
Total assets	922,790,269
Liabilities
Payable for Portfolio shares redeemed	438,691
Payable upon return of securities loaned	6,473,000
Note payable	2,500,000
Payable for investments purchased	1,039,145
Accrued management fee	513,001
Other accrued expenses and payables	186,418
Total liabilities	11,150,255
Net assets, at value	$ 911,640,014
Net Assets
Net assets consist of: Undistributed net investment income	8,117,168
Net unrealized appreciation (depreciation) on investments	210,607,182
Accumulated net realized gain (loss)	3,677,905
Paid-in capital	689,237,759
Net assets, at value	$ 911,640,014
Class A Net Asset Value, offering and redemption price per share ($776,824,274 ÷ 56,618,511 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.72
Class B Net Asset Value, offering and redemption price per share ($134,815,740 ÷ 9,822,928 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.72

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,401)	$ 11,918,440
Interest — Cash Management QP Trust	720,928
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,070
Total Income	12,643,438
Expenses: Management fee	3,355,424
Custodian and accounting fees	80,599
Distribution service fees (Class B)	170,662
Record keeping fees (Class B)	92,686
Auditing	24,373
Legal	19,642
Trustees' fees and expenses	19,859
Reports to shareholders	57,260
Interest expense	1,876
Other	19,141
Total expenses before expense reductions	3,841,522
Expense reductions	(7,456)
Total expenses after expense reductions	3,834,066
Net investment income (loss)	8,809,372
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	10,525,407
Futures	511,678
11,037,085
Net unrealized appreciation (depreciation) during the period on: Investments	17,448,113
Futures	495,314
17,943,427
Net gain (loss) on investment transactions	28,980,512
Net increase (decrease) in net assets resulting from operations	$ 37,789,884

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 8,809,372	$ 15,850,183
Net realized gain (loss) on investment transactions	11,037,085	13,990,869
Net unrealized appreciation (depreciation) during the period on investment transactions	17,943,427	37,872,457
Net increase (decrease) in net assets resulting from operations	37,789,884	67,713,509
Distributions to shareholders from: Net investment income: Class A	(14,194,152)	(13,347,076)
Class B	(1,938,310)	(1,660,448)
Portfolio share transactions: Class A Proceeds from shares sold	15,797,222	39,914,209
Reinvestment of distributions	14,194,152	13,347,076
Cost of shares redeemed	(56,704,993)	(60,039,081)
Net increase (decrease) in net assets from Class A share transactions	(26,713,619)	(6,777,796)
Class B Proceeds from shares sold	4,393,188	18,573,514
Reinvestment of distributions	1,938,310	1,660,448
Cost of shares redeemed	(10,252,781)	(9,785,758)
Net increase (decrease) in net assets from Class B share transactions	(3,921,283)	10,448,204
Increase (decrease) in net assets	(8,977,480)	56,376,393
Net assets at beginning of period	920,617,494	864,241,101
Net assets at end of period (including undistributed net investment income of $8,117,168 and $15,440,258, respectively)	$ 911,640,014	$ 920,617,494
Other Information
Class A Shares outstanding at beginning of period	58,564,793	59,052,129
Shares sold	1,148,741	3,118,474
Shares issued to shareholders in reinvestment of distributions	1,048,313	1,067,766
Shares redeemed	(4,143,336)	(4,673,576)
Net increase (decrease) in Class A shares	(1,946,282)	(487,336)
Shares outstanding at end of period	56,618,511	58,564,793
Class B Shares outstanding at beginning of period	10,109,241	9,286,484
Shares sold	320,124	1,454,485
Shares issued to shareholders in reinvestment of distributions	142,943	132,624
Shares redeemed	(749,380)	(764,352)
Net increase (decrease) in Class B shares	(286,313)	822,757
Shares outstanding at end of period	9,822,928	10,109,241

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.41	$ 12.65	$ 11.29	$ 8.76	$ 10.81	$ 10.77
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.24	.23	.20	.21	.19
Net realized and unrealized gain (loss) on investment transactions	.42	.75	1.32	2.53	(2.13)	(.01)
Total from investment operations	.56	.99	1.55	2.73	(1.92)	.18
Less distributions from: Net investment income	(.25)	(.23)	(.19)	(.20)	(.09)	(.14)
Net realized gain on investment transactions	—	—	—	—	(.04)	—
Total distributions	(.25)	(.23)	(.19)	(.20)	(.13)	(.14)
Net asset value, end of period	$ 13.72	$ 13.41	$ 12.65	$ 11.29	$ 8.76	$ 10.81
Total Return (%)	4.19**	7.92	13.95	32.04	(18.03)	1.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	777	785	747	672	510	443
Ratio of expenses (%)	.77*	.78	.78	.79	.79	.82
Ratio of net investment income (%)	1.97*	1.84	1.96	2.14	2.21	1.78
Portfolio turnover rate (%)	19*	10	9	18	17	16
[a] For the six months ended June 30, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.39	$ 12.63	$ 11.27	$ 8.75	$ 9.57
Income (loss) from investment operations: Net investment income (loss)[c]	.11	.19	.18	.16	.18
Net realized and unrealized gain (loss) on investment transactions	.41	.75	1.33	2.53	(1.00)
Total from investment operations	.52	.94	1.51	2.69	(.82)
Less distributions from: Net investment income	(.19)	(.18)	(.15)	(.17)	—
Net asset value, end of period	$ 13.72	$ 13.39	$ 12.63	$ 11.27	$ 8.75
Total Return (%)	3.93**	7.51	13.53	31.60	(8.57)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	135	117	66	2
Ratio of expenses (%)	1.16*	1.17	1.16	1.18	1.05*
Ratio of net investment income (%)	1.58*	1.45	1.58	1.75	4.30*
Portfolio turnover rate (%)	19*	10	9	18	17

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Dreman Small Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,130.10	$ 1,128.30
Expenses Paid per $1,000*	$ 4.23	$ 6.23
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.83	$ 1,018.94
Expenses Paid per $1,000*	$ 4.01	$ 5.91

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Cap Value VIP	.80%	1.18%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS Dreman Small Cap Value VIP

The broad equity market, as measured by the S&P 500 Index, had a return of 2.71% for the six-month period ended June 30, 2006. Small-cap stocks performed significantly better than large-cap issues: The Russell 2000 Index, which measures the return of small-cap stocks, had a return of 8.21%, compared with 2.76% for the Russell 1000 Index, which tracks large-cap stocks. Value stocks outperformed growth stocks: The Russell 2000 Value Index had a return of 10.44%, while return of the Russell 2000 Growth Index was 6.07%. The market environment was therefore favorable for this Portfolio, which invests in small-cap value stocks. The Portfolio's return as of June 30, 2006 was 13.01% (Class A shares, unadjusted for contract charges), significantly higher than its benchmark, the Russell 2000 Value Index.

Our overweight in industrials was a major source of the Portfolio's strong performance. One of the best-performing stocks was General Cable Corp., which makes high and low voltage electrical cable and also data cable; we believe this company stands to benefit from increased investment in the power grid and also from the growing importance of broadband communications. Other strong stocks were cable producer CommScope Inc. and Terex Corp., a manufacturer of trucks and farm machinery. Materials holdings including Oregon Steel Mills, Inc. and RTI International Metals, Inc. also contributed to performance.

Performance was hurt by an overweight in health care, where Allied Healthcare International, Inc. and Par Pharmaceutical Companies, Inc. performed poorly on some negative announcements.

The small-cap market can be quite volatile, and that volatility creates opportunities for our contrarian investment philosophy. We seek small-cap companies with positive earnings momentum, positive cash flow and solid balance sheets that can be bought at prices below what we see as their intrinsic value.

David N. Dreman
Nelson Woodard

Co-Managers
Dreman Value Management, L.L.C., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk. Stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The Portfolio may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political, or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.

The unmanaged Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market.

The unmanaged Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Dreman Small Cap Value VIP

Asset Allocation	6/30/06	12/31/05

Common Stocks	96%	96%
Cash Equivalents	3%	2%
Closed-End Investment Company	1%	1%
Corporate Bonds	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Industrials	25%	25%
Financials	21%	20%
Materials	10%	8%
Energy	10%	16%
Information Technology	10%	8%
Health Care	10%	9%
Utilities	7%	8%
Consumer Discretionary	4%	3%
Consumer Staples	2%	3%
Telecommunications Services	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 90. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Dreman Small Cap Value VIP

	Shares	Value ($)

Common Stocks 95.7%
Consumer Discretionary 4.2%
Diversified Consumer Services 0.2%
Nobel Learning Communities, Inc.	121,300	1,228,163
Hotels Restaurants & Leisure 0.8%
Bally Technologies, Inc.*	147,900	2,435,913
Penn National Gaming, Inc.*	56,500	2,191,070
Shuffle Master, Inc.*	16,300	534,314
		5,161,297
Household Durables 0.2%
Helen of Troy Ltd.*	79,900	1,470,160
Internet & Catalog Retail 0.1%
Coldwater Creek, Inc.*	14,300	382,668
Media 0.6%
Lakes Entertainment, Inc.*	308,700	3,732,183
Multiline Retail 0.3%
Tuesday Morning Corp.	121,900	1,602,985
Specialty Retail 0.6%
Payless ShoeSource, Inc.*	116,800	3,173,456
Shoe Carnival, Inc.*	33,700	804,082
		3,977,538
Textiles, Apparel & Luxury Goods 1.4%
Phillips-Van Heusen Corp.	127,500	4,865,400
Wolverine World Wide, Inc.	153,450	3,579,988
		8,445,388
Consumer Staples 1.8%
Food & Staples Retailing 0.3%
Nash Finch Co.	86,700	1,845,843
Food Products 1.5%
Chiquita Brands International, Inc.	235,400	3,243,812
Ralcorp Holdings, Inc.*	146,700	6,239,151
		9,482,963
Tobacco 0.0%
Vector Group Ltd.	1	16
Energy 10.0%
Energy Equipment & Services 4.6%
Atwood Oceanics, Inc.*	165,900	8,228,640
Bronco Drilling Co., Inc.*	5,500	114,895
Global Industries, Ltd.*	268,200	4,478,940
Hornbeck Offshore Services, Inc.*	31,000	1,101,120
Matrix Service Co.*	159,200	1,821,248
Oil States International, Inc.*	102,500	3,513,700
Superior Energy Services, Inc.*	136,400	4,623,960
Willbros Group, Inc.*	247,300	4,683,862
		28,566,365
Oil, Gas & Consumable Fuels 5.4%
Carrizo Oil & Gas, Inc.*	116,300	3,641,353
Energy Metals Corp.*	520,000	2,603,959
Holly Corp.	31,400	1,513,480
McMoRan Exploration Co.*	154,100	2,712,160
NGP Capital Resources Co.	52,975	775,024
Parallel Petroleum Corp.*	156,700	3,872,057
Petrohawk Energy Corp.*	291,000	3,666,600
	Shares	Value ($)

Pinnacle Gas Resources, Inc. 144A*	241,000	2,513,630
Quest Resource Corp.*	140,100	1,898,355
Rosetta Resources, Inc. 144A*	68,400	1,136,808
Uranium Resources, Inc.*	1,340,325	6,849,061
Western Refining, Inc.	88,300	1,905,514
		33,088,001
Financials 19.8%
Capital Markets 1.1%
Apollo Investment Corp.	246,500	4,555,320
Hercules Technology Growth Capital, Inc.	110,667	1,339,071
MCG Capital Corp.	46,500	739,350
		6,633,741
Commercial Banks 1.4%
AmericanWest Bancorp.	86,200	1,952,430
Centennial Bank Holdings, Inc.	400,000	4,136,000
International Bancshares Corp.	25	687
Sterling Financial Corp.	73,773	2,250,814
		8,339,931
Consumer Finance 0.2%
ASTA Funding, Inc.	31,200	1,168,440
Diversified Financial Services 0.2%
CMET Finance Holdings, Inc.	7,200	133,488
Prospect Energy Corp.	80,256	1,363,549
		1,497,037
Insurance 6.5%
AmCOMP, Inc.*	88,700	934,898
Amerisafe, Inc.*	241,500	3,004,260
Arch Capital Group Ltd.*	100,200	5,957,892
CastlePoint Holdings Ltd. 144A*	436,100	4,797,100
Endurance Specialty Holdings Ltd.	66,200	2,118,400
Meadowbrook Insurance Group, Inc.*	336,000	2,795,520
Odyssey Re Holdings Corp.	180,500	4,756,175
Platinum Underwriters Holdings Ltd.	82,100	2,297,158
ProCentury Corp.	192,800	2,643,288
Selective Insurance Group, Inc.	94,800	5,296,476
Tower Group, Inc.	189,600	5,735,400
		40,336,567
Real Estate Investment Trusts 8.6%
Annaly Mortgage Management, Inc. (REIT)	118,900	1,523,109
Capital Lease Funding, Inc. (REIT)	324,100	3,697,981
CBRE Realty Finance, Inc. 144A	200,000	3,143,000
Fieldstone Investment Corp. (REIT)	300,600	2,753,496
Jer Investors Trust, Inc. (REIT)	320,100	4,977,555
KKR Financial Corp. (REIT)	491,150	10,220,832
MFA Mortgage Investments, Inc. (REIT)	243,900	1,678,032
MortgageIT Holdings, Inc. (REIT)	287,800	3,470,868
Newcastle Investment Corp. (REIT)	238,300	6,033,756
NovaStar Financial, Inc. (REIT)	401,600	12,694,576
Vintage Wine Trust, Inc. (REIT) 144A	280,700	2,526,300
		52,719,505
	Shares	Value ($)

Real Estate Management & Development 0.4%
Thomas Properties Group, Inc. (REIT)	229,100	2,694,216
Thrifts & Mortgage Finance 1.4%
BankAtlantic Bancorp., Inc. "A"	177,400	2,632,616
NewAlliance Bancshares, Inc.	255,200	3,651,912
PFF Bancorp., Inc.	63,500	2,105,660
		8,390,188
Health Care 9.2%
Health Care Equipment & Supplies 2.6%
Adeza Biomedical Corp.*	117,000	1,640,340
Kinetic Concepts, Inc.*	142,600	6,295,790
Laserscope*	135,100	4,162,431
The Cooper Companies, Inc.	91,700	4,061,393
		16,159,954
Health Care Providers & Services 4.6%
Allied Healthcare International, Inc.*	439,000	1,176,520
Hanger Orthopedic Group, Inc.*	226,700	1,895,212
Healthspring, Inc.*	206,700	3,875,625
Kindred Healthcare, Inc.*	80,500	2,093,000
LifePoint Hospitals, Inc.*	188,568	6,058,690
Odyssey HealthCare, Inc.*	255,200	4,483,864
Option Care, Inc.	237,500	2,845,250
Pediatrix Medical Group, Inc.*	133,300	6,038,490
		28,466,651
Life Sciences Tools & Services 1.2%
Charles River Laboratories International, Inc.*	111,400	4,099,520
PerkinElmer, Inc.	108,400	2,265,560
SFBC International, Inc.*	88,700	1,344,692
		7,709,772
Pharmaceuticals 0.8%
Par Pharmaceutical Companies, Inc.*	140,900	2,601,014
Perrigo Co.	129,400	2,083,340
		4,684,354
Industrials 24.4%
Aerospace & Defense 4.6%
Applied Signal Technology, Inc.	80,723	1,375,520
Argon ST, Inc.*	105,900	2,820,117
Aviall, Inc.*	93,800	4,457,376
CAE, Inc.	628,800	4,804,032
DRS Technologies, Inc.	87,300	4,255,875
EDO Corp.	129,000	3,139,860
Herley Industries, Inc.*	141,800	1,589,578
K&F Industries Holdings, Inc.*	179,300	3,178,989
Triumph Group, Inc.*	49,700	2,385,600
		28,006,947
Air Freight & Logistics 0.5%
ABX Air, Inc.*	507,900	3,067,716
Building Products 0.2%
NCI Building Systems, Inc.*	28,600	1,520,662
Commercial Services & Supplies 2.6%
American Ecology Corp.	151,900	4,025,350
Clean Harbors, Inc.*	51,800	2,088,058
Covanta Holding Corp.*	93,100	1,643,215
Hudson Highland Group, Inc.*	197,200	2,127,788
Pike Electric Corp.*	114,400	2,203,344
	Shares	Value ($)

WCA Waste Corp.*	471,300	3,888,225
		15,975,980
Construction & Engineering 6.7%
Chicago Bridge & Iron Co., NV (New York Shares)	204,400	4,936,260
EMCOR Group, Inc.*	179,700	8,745,999
Foster Wheeler Ltd.*	246,950	10,668,240
Granite Construction, Inc.	76,300	3,454,101
Insituform Technologies, Inc. "A"*	130,700	2,991,723
Perini Corp.*	139,100	3,129,750
Sterling Construction Co., Inc.*	40,400	1,115,040
Washington Group International, Inc.*	119,300	6,363,462
		41,404,575
Electrical Equipment 3.7%
General Cable Corp.*	465,100	16,278,500
Genlyte Group, Inc.*	52,000	3,766,360
Thomas & Betts Corp.*	52,600	2,698,380
		22,743,240
Industrial Conglomerates 1.0%
Walter Industries, Inc.	102,300	5,897,595
Machinery 3.3%
ESCO Technologies, Inc.*	24,200	1,293,490
Harsco Corp.	61,300	4,778,948
Terex Corp.*	76,400	7,540,680
Valmont Industries, Inc.	63,700	2,961,413
Watts Water Technologies, Inc. "A"	115,900	3,888,445
		20,462,976
Road & Rail 1.0%
Genesee & Wyoming, Inc.*	179,825	6,378,393
Trading Companies & Distributors 0.8%
WESCO International, Inc.*	67,600	4,664,400
Information Technology 9.3%
Communications Equipment 2.4%
Black Box Corp.	60,200	2,307,466
CommScope, Inc.*	396,900	12,470,598
		14,778,064
Computers & Peripherals 1.0%
Avid Technology, Inc.*	67,900	2,263,107
Komag, Inc.*	90,500	4,179,290
		6,442,397
Electronic Equipment & Instruments 3.2%
Aeroflex, Inc.*	290,800	3,393,636
Anixter International, Inc.	151,800	7,204,428
Applied Films Corp.*	80,300	2,287,747
Mettler-Toledo International, Inc.*	71,400	4,324,698
Scansource, Inc.*	75,000	2,199,000
		19,409,509
Internet Software & Services 0.4%
Corillian Corp.*	163,100	487,669
Openwave Systems, Inc.*	194,800	2,247,992
		2,735,661
IT Services 0.9%
CACI International, Inc. "A"*	47,600	2,776,508
Covansys Corp.*	199,700	2,510,229
		5,286,737
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 0.9%
Exar Corp.*	118,700	1,575,149
MKS Instruments, Inc.*	105,300	2,118,636
OmniVision Technologies, Inc.*	89,300	1,886,016
		5,579,801
Software 0.5%
Cognos, Inc.*	52,400	1,490,780
Sonic Solutions*	87,300	1,440,450
		2,931,230
Materials 10.1%
Chemicals 1.0%
Georgia Gulf Corp.	132,300	3,310,146
Pioneer Companies, Inc.*	100,800	2,749,824
		6,059,970
Construction Materials 0.7%
Headwaters, Inc.*	72,400	1,850,544
Texas Industries, Inc.	48,700	2,585,970
		4,436,514
Metals & Mining 8.4%
Aleris International, Inc.*	161,800	7,418,530
Century Aluminum Co.*	79,300	2,830,217
Goldcorp, Inc.	91,950	2,778,729
Metal Management, Inc.	65,700	2,011,734
Northern Orion Resources, Inc.*	655,400	3,185,244
Northwest Pipe Co.*	86,200	2,180,860
Oregon Steel Mills, Inc.*	213,500	10,815,910
Pan American Silver Corp.*	174,700	3,142,853
Quadra Mining Ltd.*	214,800	2,016,576
RTI International Metals, Inc.*	217,000	12,117,280
Stillwater Mining Co.*	92,800	1,176,704
Worthington Industries, Inc.	94,100	1,971,395
		51,646,032
Telecommunication Services 0.6%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	133,400	1,687,510
DataPath, Inc. 144A*	161,700	1,778,700
		3,466,210
	Shares	Value ($)

Utilities 6.3%
Electric Utilities 1.1%
Allegheny Energy, Inc.*	102,000	3,781,140
Sierra Pacific Resources*	188,300	2,636,200
		6,417,340
Gas Utilities 2.6%
ONEOK, Inc.	112,400	3,826,096
Southern Union Co.	459,275	12,427,982
		16,254,078
Independent Power Producers & Energy Traders 1.6%
Dynegy, Inc. "A"*	1,119,700	6,124,759
Mirant Corp.*	141,838	3,801,258
		9,926,017
Multi-Utilities 1.0%
CMS Energy Corp.*	106,200	1,374,228
TECO Energy, Inc.	132,900	1,985,526
WPS Resources Corp.	54,700	2,713,120
		6,072,874
Total Common Stocks (Cost $ 461,943,384)		589,348,844

Closed End Investment Company 0.5%
Tortoise Energy Infrastructure Corp. (Cost $2,680,334)	110,100	3,149,961

Exchange Traded Funds 0.1%
PowerShares Lux Nanotech Portfolio (Cost $289,198)	18,200	315,588

Cash Equivalents 2.7%
Cash Management QP Trust, 5.07% (a) (Cost $16,773,875)	16,773,875	16,773,875
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $481,686,791)+	99.0	609,588,268
Other Assets and Liabilities, Net	1.0	6,272,993
Net Assets	100.0	615,861,261

* Non-income producing security.

+ The cost for federal income tax purposes was $481,531,472. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $128,056,796. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $151,266,639 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,209,843.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $464,912,916)	$ 592,814,393
Investment in Cash Management QP Trust (cost $16,773,875)	16,773,875
Total investments in securities, at value (cost $481,686,791)	609,588,268
Cash	1,810,348
Receivable for investments sold	4,679,998
Dividends receivable	778,615
Interest receivable	65,458
Receivable for Portfolio shares sold	21,966
Foreign taxes recoverable	613
Other assets	9,566
Total assets	616,954,832
Liabilities
Payable for investments purchased	174,932
Payable for Portfolio shares redeemed	395,003
Accrued management fee	350,985
Other accrued expenses and payables	172,651
Total liabilities	1,093,571
Net assets, at value	$ 615,861,261
Net Assets
Net assets consist of: Undistributed net investment income	1,512,593
Net unrealized appreciation (depreciation) on: Investments	127,901,477
Foreign currency related transactions	(17)
Accumulated net realized gain (loss)	69,390,980
Paid-in capital	417,056,228
Net assets, at value	$ 615,861,261
Class A Net Asset Value, offering and redemption price per share ($527,953,902 ÷ 25,479,401 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.72
Class B Net Asset Value, offering and redemption price per share ($87,907,359 ÷ 4,243,088 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 20.72
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $5,489)	$ 3,927,911
Interest — Cash Management QP Trust	448,693
Total Income	4,376,604
Expenses: Management fee	2,329,508
Custodian fees	13,667
Distribution service fees (Class B)	112,185
Record keeping fees (Class B)	59,999
Auditing	22,803
Legal	10,975
Trustees' fees and expenses	45,821
Reports to shareholders	37,105
Other	17,844
Total expenses before expense reductions	2,649,907
Expense reductions	(6,108)
Total expenses after expense reductions	2,643,799
Net investment income (loss)	1,732,805
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	69,331,611
Foreign currency related transactions	(4,962)
69,326,649
Net unrealized appreciation (depreciation) during the period on: Investments	3,098,229
Foreign currency related transactions	25
3,098,254
Net gain (loss) on investment transactions	72,424,903
Net increase (decrease) in net assets resulting from operations	$ 74,157,708

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 1,732,805	$ 4,907,111
Net realized gain (loss) on investment transactions	69,326,649	48,534,771
Net unrealized appreciation (depreciation) during the period on investment transactions	3,098,254	198,792
Net increase (decrease) in net assets resulting from operations	74,157,708	53,640,674
Distributions to shareholders from: Net investment income: Class A	(4,273,776)	(3,388,867)
Class B	(345,890)	(268,871)
Distributions to shareholders from: Net realized gains: Class A	(41,452,231)	(41,035,260)
Class B	(7,012,173)	(6,476,182)
Portfolio share transactions: Class A Proceeds from shares sold	18,543,389	48,442,270
Reinvestment of distributions	45,726,007	44,424,127
Cost of shares redeemed	(46,696,068)	(69,095,690)
Net increase (decrease) in net assets from Class A share transactions	17,573,328	23,770,707
Class B Proceeds from shares sold	3,665,250	12,290,754
Reinvestment of distributions	7,358,063	6,745,052
Cost of shares redeemed	(9,132,304)	(7,563,486)
Net increase (decrease) in net assets from Class B share transactions	1,891,009	11,472,320
Increase (decrease) in net assets	40,537,975	37,714,521
Net assets at beginning of period	575,323,286	537,608,765
Net assets at end of period (including undistributed net investment income of $1,512,593 and $4,399,454, respectively)	$ 615,861,261	$ 575,323,286
Other Information
Class A Shares outstanding at beginning of period	24,658,095	23,288,245
Shares sold	869,639	2,554,460
Shares issued to shareholders in reinvestment of distributions	2,176,392	2,463,900
Shares redeemed	(2,224,725)	(3,648,510)
Net increase (decrease) in Class A shares	821,306	1,369,850
Shares outstanding at end of period	25,479,401	24,658,095
Class B Shares outstanding at beginning of period	4,153,458	3,531,644
Shares sold	171,260	641,746
Shares issued to shareholders in reinvestment of distributions	349,884	373,894
Shares redeemed	(431,514)	(393,826)
Net increase (decrease) in Class B shares	89,630	621,814
Shares outstanding at end of period	4,243,088	4,153,458

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 19.98	$ 20.05	$ 16.06	$ 11.66	$ 13.21	$ 11.23
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.19	.17	.19	.17	.09
Net realized and unrealized gain (loss) on investment transactions	2.56	1.67	3.98	4.55	(1.67)	1.89
Total from investment operations	2.63	1.86	4.15	4.74	(1.50)	1.98
Less distributions from: Net investment income	(.18)	(.15)	(.16)	(.15)	(.05)	—
Net realized gain on investment transactions	(1.71)	1.78	—	(.19)	—	—
Total distributions	(1.89)	(1.93)	(.16)	(.34)	(.05)	—
Net asset value, end of period	$ 20.72	$ 19.98	$ 20.05	$ 16.06	$ 11.66	$ 13.21
Total Return (%)	13.01**	10.25	26.03	42.15	(11.43)	17.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	528	493	467	354	250	194
Ratio of expenses (%)	.80*	.79	.79	.80	.81	.79
Ratio of net investment income (%)	.61*	.96	.96	1.46	1.28	.77
Portfolio turnover rate (%)	66*	61	73	71	86	57
[a] For the six months ended June 30, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 19.93	$ 20.01	$ 16.03	$ 11.65	$ 13.86
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.11	.10	.13	.17
Net realized and unrealized gain (loss) on investment transactions	2.55	1.66	3.97	4.56	(2.38)
Total from investment operations	2.58	1.77	4.07	4.69	(2.21)
Less distributions from: Net investment income	(.08)	(.07)	(.09)	(.12)	—
Net realized gain on investment transactions	(1.71)	(1.78)	—	(.19)	—
Total distributions	(1.79)	(1.85)	(.09)	(.31)	—
Net asset value, end of period	$ 20.72	$ 19.93	$ 20.01	$ 16.03	$ 11.65
Total Return (%)	12.83**	9.78	25.52	41.65	(15.95)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	88	83	71	32	1
Ratio of expenses (%)	1.18*	1.19	1.16	1.19	1.06*
Ratio of net investment income (%)	.23*	.56	.59	1.07	3.01*
Portfolio turnover rate (%)	66*	61	73	71	86

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Global Thematic VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,109.10	$ 1,107.00
Expenses Paid per $1,000*	$ 5.44	$ 7.42
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,019.64	$ 1,017.75
Expenses Paid per $1,000*	$ 5.21	$ 7.10

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	1.04%	1.42%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Global Thematic VIP

The Portfolio produced a return of 10.91% (Class A shares, unadjusted for contract charges) during the first half of 2006, outpacing the 6.06% return of the MSCI World Index and the 5.91% average return of the funds in Lipper's Global Core category.

We continue to look for long-term themes in the global economy, then invest in fundamentally sound companies we believe will stand to benefit as these themes unfold. There are currently 12 themes in the Portfolio, and each contributed positively to performance during the period. The top-performing theme was "Ultimate Subcontractors," which invests in energy and other basic materials stocks. Here, the Brazilian paper manufacturer Aracruz Celulose SA gained ground behind the company's growing pricing power, and we elected to sell the position at a profit. Russia's OAO Gazprom, which benefited from rising energy prices, also performed well. The theme "Disequilibria," which focuses on companies that are forced to make positive change due to industry flux, was another strong contributor. The top performers here were Italy's Capitalia SpA (not held by the Portfolio at the end of the reporting period) and Germany's Commerzbank AG both of which benefited from restructuring initiatives. Notable detractors included Turkiye Is Bankasi and EMC.

Instead of focusing on economic cycles, which we do not believe can be predicted; we will continue to look for the largest inefficiencies and changes affecting the world. As always, we seek to maintain a Portfolio of diversified themes that we believe will allow us always to have some investments working even as others are not.

Oliver Kratz

Lead Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets around the world, including North America, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The Lipper Global Core category includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three-year weighted basis) greater than the 500th-largest company in the S&P/Citigroup World Broad Market Index. Large-cap core funds typically have an average price-to-cash flow sets in ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World BMI. It is not possible to invest directly into a Lipper category.

Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Global Thematic VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	88%	91%
Cash Equivalents	9%	5%
Exchange Traded Funds	2%	2%
Preferred Stocks	1%	2%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/06	12/31/05

Financials	23%	28%
Information Technology	14%	10%
Industrials	12%	9%
Consumer Discretionary	11%	7%
Energy	11%	12%
Health Care	10%	9%
Materials	9%	11%
Consumer Staples	5%	8%
Telecommunication Services	4%	4%
Utilities	1%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	6/30/06	12/31/05

Continental Europe	31%	27%
United States	29%	22%
Asia (excluding Japan)	13%	21%
Japan	7%	9%
United Kingdom	5%	7%
Latin America	5%	4%
Middle East	4%	2%
Bermuda	3%	2%
Canada	1%	3%
Africa	1%	2%
Australia	1%	1%
	100%	100%

Asset allocation, sector diversification and geographical diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 102. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Global Thematic VIP

	Shares	Value ($)

Common Stocks 91.7%
Australia 0.6%
Australian Agricultural Co., Ltd.	72,900	104,823
Macquarie Airports	303,200	691,695
(Cost $849,838)		796,518
Austria 1.2%
Erste Bank der Oesterreichischen Sparkassen AG (a) (Cost $1,455,881)	26,967	1,517,655
Bermuda 3.0%
Credicorp Ltd.	39,550	1,184,918
Marvell Technology Group Ltd.*	21,850	968,611
Tyco International Ltd.	65,225	1,793,687
(Cost $4,048,564)		3,947,216
Brazil 1.7%
Diagnosticos da America SA*	32,700	649,199
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred)	14,150	502,325
Petroleo Brasileiro SA (ADR)	12,400	1,107,444
(Cost $2,211,189)		2,258,968
Canada 1.1%
Goldcorp, Inc.	30,800	928,442
Meridian Gold, Inc.*	17,200	542,671
(Cost $597,872)		1,471,113
China 1.1%
Shanghai Electric Group Co., Ltd. "H"	1,997,800	694,547
Xinao Gas Holdings Ltd.	738,800	703,954
(Cost $1,376,452)		1,398,501
Finland 1.0%
Neste Oil Oyj	19,500	686,888
UPM-Kymmene Oyj	29,650	639,017
(Cost $1,088,247)		1,325,905
France 3.3%
Credit Agricole SA	22,209	845,091
Total SA	52,884	3,480,145
(Cost $3,291,936)		4,325,236
Germany 12.9%
Allianz AG (Registered)	6,462	1,020,921
BASF AG	11,607	932,028
Bayer AG	30,001	1,379,118
Bayerische Motoren Werke AG	21,235	1,060,894
Commerzbank AG	30,335	1,103,472
DaimlerChrysler AG	25,150	1,241,404
Deutsche Post AG (Registered)	70,896	1,900,644
Deutsche Telekom AG (Registered)	90,504	1,456,251
E.ON AG	8,509	979,727
Gfk AG	13,460	490,657
Hypo Real Estate Holding AG	18,564	1,127,616
Siemens AG (Registered)	14,379	1,251,171
Stada Arzneimittel AG (a)	30,236	1,205,836
TUI AG (a)	82,122	1,627,041
(Cost $15,378,714)		16,776,780
	Shares	Value ($)

Hong Kong 1.5%
Hongkong & Shanghai Hotels Ltd.	595,916	663,724
Industrial & Commercial Bank of China (Asia) Ltd.	330,200	486,820
Sun Hung Kai Properties Ltd.	85,000	866,822
(Cost $2,025,017)		2,017,366
Hungary 0.5%
Magyar Telekom (ADR) (Cost $683,603)	31,500	596,610
India 0.7%
Infosys Technologies Ltd. (Cost $686,371)	14,400	963,352
Israel 1.7%
Check Point Software Technologies Ltd.*	40,150	705,837
NICE Systems Ltd. (ADR)*	24,000	675,360
Teva Pharmaceutical Industries Ltd. (ADR)	25,350	800,806
(Cost $2,301,504)		2,182,003
Italy 1.2%
Assicurazioni Generali SpA (a)	17,000	619,265
Telecom Italia SpA	339,900	946,667
(Cost $1,528,745)		1,565,932
Japan 6.5%
FANUC Ltd.	10,500	943,202
Komatsu Ltd.	54,000	1,073,488
Mitsubishi Estate Co., Ltd.	51,000	1,082,926
Mitsui Fudosan Co., Ltd.	60,000	1,302,866
Mizuho Financial Group, Inc.	254	2,150,699
Nomura Holdings, Inc.	39,000	730,994
Shinsei Bank Ltd.	182,000	1,153,006
(Cost $4,599,592)		8,437,181
Korea 4.7%
Hankook Tire Co., Ltd.	81,360	956,168
Hynix Semiconductor, Inc.*	18,100	586,640
Hyundai Motor Co.	18,280	1,552,957
LG Chem Ltd.	18,000	626,087
Samsung Electronics Co., Ltd.	1,980	1,258,435
Ssangyong Motor Co.*	103,700	517,544
STX Pan Ocean Co., Ltd.	1,400,000	574,912
(Cost $6,089,005)		6,072,743
Malaysia 1.2%
AMMB Holdings Bhd.	474,400	325,347
IOI Corp. Bhd.	93,500	363,873
Resorts World Bhd.	285,600	909,381
(Cost $1,536,573)		1,598,601
Mexico 3.1%
Fomento Economico Mexicano SA de CV (ADR)	23,800	1,992,536
Grupo Aeroportuario del Sureste SA de CV (ADR)	20,600	691,954
Grupo Televisa SA (ADR)	73,400	1,417,354
(Cost $3,871,381)		4,101,844
	Shares	Value ($)

Netherlands 1.3%
ABN AMRO Holding NV (Cost $1,672,407)	61,100	1,671,628
Norway 0.5%
Norsk Hydro ASA (Cost $652,599)	24,850	658,685
Poland 0.5%
Telekomunikacja Polska SA (GDR) (REG S) (Cost $595,593)	97,000	596,550
Russia 1.5%
Mobile TeleSystems (ADR)	18,225	536,544
OAO Gazprom (ADR) (REG S) (b)	7,225	303,811
OAO Gazprom (ADR) (REG S) (b)	9,699	407,843
OAO Vimpel-Communications (ADR)*	16,850	772,067
(Cost $1,732,250)		2,020,265
Singapore 0.3%
DBS Group Holdings Ltd. (Cost $237,592)	37,000	423,098
South Africa 0.8%
Lewis Group Ltd.	83,900	540,611
Naspers Ltd. "N"	28,300	481,021
(Cost $1,097,261)		1,021,632
Spain 1.1%
Repsol YPF SA (ADR)(Cost $1,418,412)	50,150	1,407,209
Sweden 1.8%
Atlas Copco AB "B"	38,900	1,010,776
Telefonaktiebolaget LM Ericsson "B"	392,800	1,299,008
(Cost $2,374,970)		2,309,784
Switzerland 3.1%
Credit Suisse Group (Registered)	22,120	1,237,584
Julius Baer Holding Ltd. (Registered)	21,243	1,845,329
Novartis AG (Registered)	16,676	902,990
(Cost $3,299,188)		3,985,903
Taiwan 0.9%
Asustek Computer, Inc.	408,000	1,001,807
Bank of Kaohsiung	265,000	115,404
(Cost $1,270,562)		1,117,211
Thailand 2.3%
Bangkok Bank PCL (Foreign Registered)	291,200	809,738
Kasikornbank PCL (Foreign Registered)	339,800	543,751
Krung Thai Bank PCL (Foreign Registered)	1,352,500	358,349
PTT Chemical PCL (Foreign Registered)	213,350	472,929
Siam City Bank PCL (Foreign Registered)	372,200	182,585
Thai Oil PCL (Foreign Registered)	355,800	592,689
(Cost $2,787,732)		2,960,041
Turkey 1.2%
Turkcell Iletisim Hizmetleri AS (ADR)	7,707	91,409
Turkiye Is Bankasi "C"	297,400	1,465,858
(Cost $2,053,707)		1,557,267
	Shares	Value ($)

United Kingdom 4.5%
Anglo American PLC	32,402	1,328,977
GlaxoSmithKline PLC	64,451	1,800,853
HSBC Holdings PLC	518	9,077
Kingfisher PLC	246,571	1,087,463
Royal Bank of Scotland Group PLC	48,289	1,587,685
(Cost $4,809,054)		5,814,055
United States 24.9%
AGCO Corp.*	8,100	213,192
Akamai Technologies, Inc.*	38,600	1,396,934
Caremark Rx, Inc.*	21,450	1,069,711
Cisco Systems, Inc.*	111,575	2,179,060
Citigroup, Inc.	34,725	1,675,134
Coca-Cola Co.	32,600	1,402,452
Dell, Inc.*	37,625	918,426
E.I. du Pont de Nemours & Co.	15,475	643,760
EMC Corp.*	121,800	1,336,146
ExxonMobil Corp.	42,375	2,599,706
Foundry Networks, Inc.*	44,800	477,568
General Electric Co.	70,075	2,309,672
General Mills, Inc.	20,650	1,066,779
Intel Corp.	80,900	1,533,055
Johnson & Johnson	12,750	763,980
KKR Private Equity Investors LP*	28,525	624,698
MetLife, Inc.	21,775	1,115,098
Monsanto Co.	12,800	1,077,632
Newmont Mining Corp.	24,400	1,291,492
Oracle Corp.*	69,175	1,002,346
Pfizer, Inc.	44,475	1,043,828
Sara Lee Corp.	37,200	595,944
Schlumberger Ltd.	27,225	1,772,620
St. Jude Medical, Inc.*	47,000	1,523,740
Symantec Corp.*	76,800	1,193,473
Wyeth	22,825	1,013,658
Zimmer Holdings, Inc.*	10,875	616,830
(Cost $31,098,373)		32,456,934
Total Common Stocks (Cost $108,720,186)		119,353,786

Preferred Stocks 1.2%
Brazil 0.3%
Braskem SA "A" (Cost $610,590)	76,900	471,860
Germany 0.9%
Porsche AG (Cost $887,406)	1,206	1,165,801
Total Preferred Stocks (Cost $1,497,996)		1,637,661

Exchange Traded Funds 2.4%
Biotech HOLDRs Trust	5,200	917,696
iShares Nasdaq Biotechnology Index Fund* (a)	29,775	2,164,643
Total Exchange Traded Funds (Cost $3,030,789)		3,082,339

Call Options Purchased 0.0%
Microsoft Corp. (Cost $76,477)	495	47,025

	Shares	Value ($)

Securities Lending Collateral 4.2%
Daily Assets Fund Institutional, 5.1% (c) (d) (Cost $5,421,806)	5,421,806	5,421,806

Cash Equivalents 8.9%
Cash Management QP Trust, 5.07% (e) (Cost $11,663,926)	11,663,926	11,663,926
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $130,411,180)+	108.4	141,206,543
Other Assets and Liabilities, Net	(8.4)	(11,000,941)
Net Assets	100.0	130,205,602

* Non-income producing security.

+ The cost for federal income tax purposes was $130,531,102. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $10,675,441. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,705,893 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,030,452.

(a) All or a portion of these securities were on loan (see Note to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $5,206,722 which is 4.0% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $113,325,448) — including $5,206,722 of securities loaned	$ 124,120,811
Investment in Daily Assets Fund Institutional (cost $5,421,806)*	5,421,806
Investment in Cash Management QP Trust (cost $11,663,926)	11,663,926
Total investments in securities, at value (cost $130,411,180)	141,206,543
Cash	1,675
Foreign currency, at value (cost $661,844)	666,125
Dividends receivable	143,611
Interest receivable	14,770
Receivable for investments sold	1,828,826
Foreign taxes recoverable	19,192
Other assets	1,724
Total assets	143,882,466
Liabilities
Payable for investments purchased	7,896,271
Payable upon return of securities loaned	5,421,806
Payable for Portfolio shares redeemed	278,930
Deferred foreign taxes payable	1,067
Other accrued expenses and payables	78,790
Total liabilities	13,676,864
Net assets, at value	$ 130,205,602
Net Assets
Net assets consist of: Undistributed net investment income	943,241
Net unrealized appreciation (depreciation) on: Investments (net of foreign taxes of $1,067)	10,794,296
Foreign currency related transactions	(340)
Accumulated net realized gain (loss)	17,038,519
Paid-in capital	101,429,886
Net assets, at value	$ 130,205,602
Class A Net Asset Value, offering and redemption price per share ($108,603,026 ÷ 7,324,210 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.83
Class B Net Asset Value, offering and redemption price per share ($21,602,576 ÷ 1,454,682 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.85

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $144,769)	$ 1,500,415
Interest	1,008
Interest — Cash Management QP Trust	102,355
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	68,977
Total Income	1,672,755
Expenses: Management fee	605,686
Custodian and accounting fees	186,806
Distribution service fees (Class B)	27,471
Record keeping fees (Class B)	14,089
Auditing	27,693
Legal	8,403
Trustees' fees and expenses	8,013
Reports to shareholders	11,967
Other	8,645
Total expenses before expense reductions	898,773
Expense reductions	(226,867)
Total expenses after expense reductions	671,906
Net investment income (loss)	1,000,849
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $71)	17,351,605
Foreign currency related transactions	(64,019)
17,287,586
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $42,061)	(6,449,070)
Foreign currency related transactions	(1,465)
(6,450,535)
Net gain (loss) on investment transactions	10,837,051
Net increase (decrease) in net assets resulting from operations	$ 11,837,900

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 1,000,849	$ 772,300
Net realized gain (loss) on investment transactions	17,287,586	13,242,108
Net unrealized appreciation (depreciation) during the period on investment transactions	(6,450,535)	4,296,970
Net increase (decrease) in net assets resulting from operations	11,837,900	18,311,378
Distributions to shareholders from: Net investment income: Class A	(572,746)	(188,888)
Class B	(42,929)	—
Net realized gains: Class A	(7,184,784)	—
Class B	(1,620,965)	—
Portfolio share transactions: Class A Proceeds from shares sold	21,116,193	15,806,082
Reinvestment of distributions	7,757,530	188,888
Cost of shares redeemed	(7,213,975)	(8,739,580)
Net increase (decrease) in net assets from Class A share transactions	21,659,748	7,255,390
Class B Proceeds from shares sold	3,149,765	5,152,763
Reinvestment of distributions	1,663,894	—
Cost of shares redeemed	(3,330,653)	(1,457,434)
Net increase (decrease) in net assets from Class B share transactions	1,483,006	3,695,329
Increase (decrease) in net assets	25,559,230	29,073,209
Net assets at beginning of period	104,646,372	75,573,163
Net assets at end of period (including undistributed net investment income of $943,241 and $558,067, respectively)	$ 130,205,602	$ 104,646,372
Other Information
Class A Shares outstanding at beginning of period	5,887,898	5,350,985
Shares sold	1,402,261	1,229,117
Shares issued to shareholders in reinvestment of distributions	513,064	15,980
Shares redeemed	(479,013)	(708,184)
Net increase (decrease) in Class A shares	1,436,312	536,913
Shares outstanding at end of period	7,324,210	5,887,898
Class B Shares outstanding at beginning of period	1,359,840	1,064,827
Shares sold	201,976	406,987
Shares issued to shareholders in reinvestment of distributions	109,755	—
Shares redeemed	(216,889)	(111,974)
Net increase (decrease) in Class B shares	94,842	295,013
Shares outstanding at end of period	1,454,682	1,359,840

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 14.44	$ 11.78	$ 10.39	$ 8.08	$ 9.64	$ 11.81
Income (loss) from investment operations: Net investment income (loss)[b]	.13	.12	.04	.09	.07	.08
Net realized and unrealized gain (loss) on investment transactions	1.48	2.58	1.48	2.25	(1.57)	(1.90)
Total from investment operations	1.61	2.70	1.52	2.34	(1.50)	(1.82)
Less distributions from: Net investment income	(.09)	(.04)	(.13)	(.03)	(.06)	—
Net realized gain on investment transactions	(1.13)	—	—	—	—	(.35)
Total distributions	(1.22)	(.04)	(.13)	(.03)	(.06)	(.35)
Net asset value, end of period	$ 14.83	$ 14.44	$ 11.78	$ 10.39	$ 8.08	$ 9.64
Total Return (%)	10.91c**	22.94[c]	14.76	29.13[c]	(15.77)	(15.48)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	109	85	63	55	43	44
Ratio of expenses before expense reductions (%)	1.42*	1.41	1.44	1.48	1.32	1.24
Ratio of expenses after expense reductions (%)	1.04*	1.28	1.43	1.17	1.32	1.24
Ratio of net investment income (%)	1.72*	.98	.38	1.02	.79	.76
Portfolio turnover rate (%)	163*	95	81	65	41	52

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.43	$ 11.78	$ 10.38	$ 8.06	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[c]	.10	.07	.00[e]	.04	.02
Net realized and unrealized gain (loss) on investment transactions	1.48	2.58	1.48	2.29	(.94)
Total from investment operations	1.58	2.65	1.48	2.33	(.92)
Less distributions from: Net investment income	(.03)	—	(.08)	(.01)	—
Net realized gain on investment transactions	(1.13)	—	—	—	—
Total from investment operations	(1.16)	—	(.08)	(.01)	—
Net asset value, end of period	$ 14.85	$ 14.43	$ 11.78	$ 10.38	$ 8.06
Total Return (%)	10.70d**	22.50[d]	14.33	28.96[d]	(10.24)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	20	13	6.2
Ratio of expenses before expense reductions (%)	1.79*	1.79	1.84	1.87	1.60*
Ratio of expenses after expense reductions (%)	1.42*	1.65	1.83	1.64	1.60*
Ratio of net investment income (%)	1.34*	.61	.02	.55	.49*
Portfolio turnover rate (%)	163*	95	81	65	41

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Amount is less than $.005 per share.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Government & Agency Securities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 993.30	$ 991.70
Expenses Paid per $1,000*	$ 3.26	$ 5.14
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.52	$ 1,019.64
Expenses Paid per $1,000*	$ 3.31	$ 5.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.66%	1.04%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Government & Agency Securities VIP

The semiannual period saw the US economy continue to display solid economic growth. While inflation remained generally moderate, it showed some signs of picking up, and there were increasing concerns over its direction as the period progressed. In addition, the transition to a new US Federal Reserve Board (the Fed) chairman was not entirely seamless from the perspective of market participants. In a break from the prior "measured approach" to raising rates in the attempt to achieve a neutral policy, Chairman Bernanke indicated that future rate changes would depend on incoming economic data. The increased uncertainty with respect to inflation and Fed policy led to a more volatile interest rate environment and an overall upward trend for rates. This backdrop was less than favorable for fixed-income generally and mortgage backed securities in particular.

During the six-month period ended June 30, 2006, the Portfolio provided a total return of -0.67% (Class A shares, unadjusted for contract charges) compared with the -0.53% return of its benchmark, the Lehman Brothers GNMA Index.

During the period, we focused largely on seasoned mortgages and mortgage pools with smaller loan sizes or specific geographic profiles that we expected to provide predictable cash flows in a wide variety of interest rate scenarios. Mortgage-backed securities with these characteristics usually trade at a slight premium, and this strategy did not pay off in an environment where mortgages broadly underperformed. We believe this area of the market represents a good value and we have added to our holdings there. Our focus on high-coupon, shorter duration mortgages constrained performance as yield curve movements favored longer duration issues among 30-year mortgage pools. Our exposure to 15-year GNMAs contributed positively to performance, as did our position in US Treasury issues. Going forward, we will be monitoring the housing market and interest rate environment closely as we seek to maintain an attractive dividend for investors.

William Chepolis, CFA
Matthew F. MacDonald

Co-Managers
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Government & Agency Securities VIP

Asset Allocation	6/30/06	12/31/05

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	68%	58%
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	21%	32%
Cash Equivalents	7%	5%
US Treasury Obligations	4%	5%
	100%	100%
Quality*	6/30/06	12/31/05

AAA	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	6/30/06	12/31/05

Average Maturity	7.4 years	5.9 years
Average Duration	5.5 years	4.0 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 4. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Government & Agency Securities VIP

	Principal Amount ($)	Value ($)

Agencies Backed by the Full Faith Credit of the US Government 70.0%
Government National Mortgage Association:
5.0%, with various maturities from 4/20/2033 until 2/15/2035 (c)	35,558,957	33,621,570
5.5%, with various maturities from 10/15/2032 until 3/1/2034 (c) (d)	67,544,452	65,353,708
6.0%, with various maturities from 12/20/2031 until 4/15/2036 (c)	46,771,570	46,375,318
6.5%, with various maturities from 3/15/2014 until 5/20/2036 (c) (d)	21,615,549	21,854,492
7.0%, with various maturities from 6/20/2017 until 10/15/2032 (c)	5,458,492	5,619,582
7.5%, with various maturities from 4/15/2026 until 7/15/2032	2,688,642	2,810,293
8.0%, with various maturities from 12/15/2026 until 11/15/2031	835,658	887,915
8.5%, with various maturities from 5/15/2016 until 12/15/2030	136,477	146,447
9.5%, with various maturities from 6/15/2013 until 12/15/2022	58,198	63,345
10.0%, with various maturities from 2/15/2016 until 3/15/2016	23,588	25,736
Total Agencies Backed by the Full Faith Credit of the US Government (Cost $183,307,833)		176,758,406

Agencies Not Backed by the Full Faith Credit of the US Government 21.1%
Federal Farm Credit Bank, 5.375%, 7/18/2011	15,000,000	14,925,855
Federal Home Loan Mortgage Corp.:
4.5%, 5/1/2019	69,545	65,740
4.624%*, 2/1/2035	800,699	777,531
5.5%, 2/1/2017	65,810	64,670
6.5%, 9/1/2032	202,799	204,704
7.0%, with various maturities from 5/1/2029 until 8/1/2035	4,481,553	4,578,099
7.5%, with various maturities from 1/1/2027 until 5/1/2032	254,611	263,947
8.0%, 11/1/2030	3,086	3,256
8.5%, 7/1/2030	4,551	4,879
Federal National Mortgage Association:
4.6%*, 1/1/2035	1,524,401	1,491,647
4.671%*, 2/1/2035	1,240,577	1,212,073
4.739%*, 5/1/2035	1,997,271	1,947,934
5.0%, 10/1/2033	762,099	715,841
5.5%, with various maturities from 2/1/2033 until 6/1/2034	4,143,364	3,990,527
6.0%, 9/1/2035	6,896,791	6,779,683
	Principal Amount ($)	Value ($)

7.0%, with various maturities from 9/1/2013 until 7/1/2034	742,117	759,601
8.0%, 12/1/2024	15,462	16,303
International Bank for Reconstruction & Development, Zero Coupon, 7/3/2006	15,640,000	15,635,603
Total Agencies Not Backed by the Full Faith Credit of the US Government (Cost $54,277,196)		53,437,893

Collateralized Mortgage Obligations 12.9%
Federal Home Loan Mortgage Corp.:
"PO", Series 228, Principal Only, 2/1/2035	2,032,837	1,458,866
"PF", Series 2962, 5.449%*, 3/15/2035	3,892,495	3,877,131
"IO", Series 228, Interest Only, 6.0%, 2/1/2035	2,032,837	512,539
Federal National Mortgage Association:
"LO", Series 2005-50, Principal Only, 6/25/2035	1,313,256	944,837
"IN", Series 2003-84, Interest Only, 4.5%, 4/25/2013	2,520,183	117,760
"PF", Series 2005-59, 5.573%*, 5/25/2035	2,741,088	2,734,708
Government National Mortgage Association:
"IB", Series 2003-86, Interest Only, 5.0%, 1/20/2029	4,550,000	699,212
"DA", Series 2005-45, 5.388%*, 6/16/2035	8,992,092	8,961,491
"FH", Series 1999-18, 5.458%*, 5/16/2029	2,422,481	2,427,668
"FA", Series 2005-18, 5.467%*, 10/20/2032	3,000,000	2,993,193
"ZA" Series 2006-7, 5.5%, 2/20/2036	1,731,382	1,455,259
"FE", Series 2003-57, 5.508%*, 3/16/2033	219,894	219,344
"FA", Series 2006-25, 5.567%*, 5/20/2036	4,978,229	4,968,349
"FB", Series 2001-28, 5.708%*, 6/16/2031	1,108,539	1,118,861
Total Collateralized Mortgage Obligations (Cost $32,934,781)		32,489,218

US Treasury Obligations 4.7%
US Treasury Bill, 4.58%**, 7/20/2006 (a)	190,000	189,541
US Treasury Note, 3.0%, 11/15/2007	12,000,000	11,650,776
Total US Treasury Obligations (Cost $11,830,009)		11,840,317
	Shares	Value ($)

Cash Equivalents 8.7%
Cash Management QP Trust, 5.07% (b) (Cost $21,999,006)	21,999,006	21,999,006
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $304,348,825)+	117.4	296,524,840
Other Assets and Liabilities, Net	(17.4)	(43,921,025)
Net Assets	100.0	252,603,815

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $304,348,825. At June 30, 2006, net unrealized depreciation for all securities based on tax cost was $7,823,985. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $280,316 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,104,301.

(a) At June 30, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Mortgage dollar rolls included.

(d) When-issued or forward delivery pools included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At June 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	9/20/2006	182	19,030,975	19,084,406	53,431
5-Year US Treasury Note	9/20/2006	120	12,371,615	12,408,750	37,135
Total net unrealized appreciation					90,566

At June 30, 2006, open futures contracts sold were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Interest Rate Swap	9/18/2006	21	2,148,421	2,141,672	6,749

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments Investments in securities, at value (cost $282,349,819)	$ 274,525,834
Investments in Cash Management QP Trust, (cost $21,999,006)	21,999,006
Total investments in securities at value, (Cost $304,348,825)	296,524,840
Cash	10,000
Receivable for investments sold	43,747,189
Interest receivable	1,188,635
Receivable for daily variation margin on open futures contracts	107,817
Receivable for Portfolio shares sold	6,377
Other assets	4,252
Total assets	341,589,110
Liabilities
Payable for investments purchased	26,595,719
Payable for when issued and forward delivery securities	7,647,702
Payable for investments purchased — mortgage dollar rolls	54,366,474
Payable for Portfolio shares redeemed	155,654
Accrued management fee	116,295
Other accrued expenses and payables	103,451
Total liabilities	88,985,295
Net assets, at value	$ 252,603,815
Net Assets
Net assets consist of: Undistributed net investment income	5,672,095
Net unrealized appreciation (depreciation) on: Investments	(7,823,985)
Futures	97,315
Accumulated net realized gain (loss)	(2,422,873)
Paid-in capital	257,081,263
Net assets, at value	$ 252,603,815
Class A Net Asset Value, offering and redemption price per share ($217,391,808 ÷ 18,559,230 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.71
Class B Net Asset Value, offering and redemption price per share ($35,212,007 ÷ 3,007,945 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.71
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 6,339,931
Interest — Cash Management QP Trust	515,308
Total Income	6,855,239
Expenses: Management fee	738,735
Custodian fees	10,737
Distribution service fees (Class B)	51,515
Record keeping fees (Class B)	28,004
Auditing	28,874
Legal	8,476
Trustees' fees and expenses	9,683
Reports to shareholders	36,200
Other	53,672
Total expenses before expense reductions	965,896
Expense reductions	(3,420)
Total expenses after expense reductions	962,476
Net investment income	5,892,763
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(2,305,042)
Futures	(1,510)
(2,306,552)
Net unrealized appreciation (depreciation) during the period on: Investments	(5,509,937)
Futures	38,497
(5,471,440)
Net gain (loss) on investment transactions	(7,777,992)
Net increase (decrease) in net assets resulting from operations	$ (1,885,229)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 5,892,763	$ 12,794,240
Net realized gain (loss) on investment transactions	(2,306,552)	(786,212)
Net unrealized appreciation (depreciation) during the period on investment transactions	(5,471,440)	(4,324,240)
Net increase (decrease) in net assets resulting from operations	(1,885,229)	7,683,788
Distributions to shareholders from: Net investment income: Class A	(8,821,928)	(10,824,223)
Class B	(1,559,664)	(1,736,774)
Net realized gains: Class A	—	(2,099,899)
Class B	—	(374,454)
Portfolio share transactions: Class A Proceeds from shares sold	5,624,551	24,046,411
Reinvestment of distributions	8,821,928	12,924,122
Cost of shares redeemed	(30,155,023)	(67,354,142)
Net increase (decrease) in net assets from Class A share transactions	(15,708,544)	(30,383,609)
Class B Proceeds from shares sold	1,351,735	3,998,526
Reinvestment of distributions	1,559,664	2,111,228
Cost of shares redeemed	(12,731,868)	(7,544,629)
Net increase (decrease) in net assets from Class B share transactions	(9,820,469)	(1,434,875)
Increase (decrease) in net assets	(37,795,834)	(39,170,046)
Net assets at beginning of period	290,399,649	329,569,695
Net assets at end of period (including undistributed net investment income of $5,672,095 and $10,160,924, respectively)	$ 252,603,815	$ 290,399,649
Other Information
Class A Shares outstanding at beginning of period	19,851,802	22,309,252
Shares sold	470,254	1,970,071
Shares issued to shareholders in reinvestment of distributions	749,527	1,082,422
Shares redeemed	(2,512,353)	(5,509,943)
Net increase (decrease) in Class A shares	(1,292,572)	(2,457,450)
Shares outstanding at end of period	18,559,230	19,851,802
Class B Shares outstanding at beginning of period	3,838,802	3,952,379
Shares sold	112,864	326,302
Shares issued to shareholders in reinvestment of distributions	132,399	176,820
Shares redeemed	(1,076,120)	(616,699)
Net increase (decrease) in Class B shares	(830,857)	(113,577)
Shares outstanding at end of period	3,007,945	3,838,802

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.26	$ 12.55	$ 12.54	$ 12.84	$ 12.32	$ 11.96
Income (loss) from investment operations: Net investment income[b]	.26	.51	.44	.31	.62	.61
Net realized and unrealized gain (loss) on investment transactions	(.34)	(.20)	.03	(.04)	.35	.25
Total from investment operations	(.08)	.31	.47	.27	.97	.86
Less distributions from: Net investment income	(.47)	(.50)	(.35)	(.35)	(.45)	(.50)
Net realized gain on investment transactions	—	(.10)	(.11)	(.22)	—	—
Total distributions	(.47)	(.60)	(.46)	(.57)	(.45)	(.50)
Net asset value, end of period	$ 11.71	$ 12.26	$ 12.55	$ 12.54	$ 12.84	$ 12.32
Total Return (%)	(.67)**	2.57	3.75[d]	2.26	8.05	7.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	217	243	280	347	551	305
Ratio of expenses (%)	.66*	.63	.61	.61	.59	.60
Ratio of net investment income (%)	4.44*	4.17	3.59	2.50	4.96	5.06
Portfolio turnover rate (%)	168c*	191[c]	226[c]	511[c]	534[c]	334

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The portfolio turnover rate including mortgage dollar roll transactions was 326%, 325%, 391%, 536% and 651% for the periods ended June 30, 2006, December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[d] Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.23	$ 12.52	$ 12.51	$ 12.82	$ 12.36
Income (loss) from investment operations: Net investment income[c]	.24	.47	.40	.27	.31
Net realized and unrealized gain (loss) on investment transactions	(.34)	(.21)	.02	(.04)	.15
Total from investment operations	(.10)	.26	.42	.23	.46
Less distributions from: Net investment income	(.42)	(.45)	(.30)	(.32)	—
Net realized gain on investment transactions	—	(.10)	(.11)	(.22)	—
Total distributions	(.42)	(.55)	(.41)	(.54)	—
Net asset value, end of period	$ 11.71	$ 12.23	$ 12.52	$ 12.51	$ 12.82
Total Return (%)	(.83)**	2.24	3.36[e]	1.83	3.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	47	49	38	3
Ratio of expenses (%)	1.04*	1.02	1.00	.98	.84*
Ratio of net investment income (%)	4.06*	3.78	3.21	2.13	4.95*
Portfolio turnover rate (%)	168d*	191[d]	226[d]	511[d]	534[d]

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] The portfolio turnover rate including mortgage dollar roll transactions was 326%, 325%, 391%, 536% and 651% for the periods ended June 30, 2006, December 30, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.

[e] Reimbursement of $2,420 due to disposal of investments in violation of restrictions had no effect on total return.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Growth Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,026.50
Expenses Paid per $1,000*	$ 2.81
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,022.02
Expenses Paid per $1,000*	$ 2.81
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,026.50
Expenses Paid per $1,000**	$ 6.43
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,018.45
Expenses Paid per $1,000**	$ 6.41

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.56%
Estimated Indirect Expenses of Underlying DWS Portfolios	.72%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.28%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Growth Allocation VIP

Despite rising interest rates and concerns about inflation, the US economy continued to expand in the first half of 2006, benefiting from strength in both business investment and consumer spending. Returns for the six months ended June 30, 2006 varied widely among asset classes, ranging from a high of 10.16% for foreign stocks1 to -0.72% for investment grade bonds.2 Small cap stocks3 performed better than large-cap stocks,4 and value stocks5 significantly outperformed growth stocks.6 High yield bonds7 returned 3.49%, and three-month treasury bills, which are regarded as cash equivalents, returned 2.20%.

For the six months ended June 30, 2006, the DWS Growth Allocation VIP Portfolio had a return of 2.65% (Class B shares, unadjusted for contract charges). Since this Portfolio invests in funds in seven different categories, performance is analyzed by comparing overall return with indexes that represent each asset class. As anticipated, since the Portfolio invests in a blend of equity and bond securities, its return was above that of its major bond index but below that of its equity index.

The Portfolio's allocation to equities was increased early in the year, with a corresponding reduction in bond holdings. The bond allocation was increased in April, and then reduced, so that the Portfolio ended the period slightly overweight in equities relative to the target of 75% equity and 25% fixed income. Asset allocation contributed to performance, but performance of the underlying funds detracted. The underperformance of several large cap growth-oriented funds hurt overall returns. In the small cap portion of the Portfolio, the value funds performed very well, but the growth funds underperformed. Since international stocks were generally stronger than US stocks, an underweight of international funds in this Portfolios hurt performance. A further negative was that the international funds in the Portfolio underperformed their benchmarks. Performance benefited from an underweight in investment-grade bonds funds and a corresponding overweight in cash funds but was hurt by an underweight in high yield funds.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

1 The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

3 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

4 Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

5 Russell 1000 Value Index, which had a return of 6.56% for the six months ended June 30, 2006, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

6 Russell 1000 Growth Index, which had a return of -.93% for the six months ended June 30, 2006, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

7 Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Growth Allocation VIP

Asset Allocation	6/30/06	12/31/05

Equity Funds	76%	75%
Fixed Income Funds	17%	14%
Cash Equivalents	7%	11%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Growth Allocation VIP

	Shares	Value ($)

Equity Funds 75.6%
DWS Blue Chip VIP "A"	1,118,104	16,279,600
DWS Capital Growth VIP "A"	351,355	5,864,114
DWS Davis Venture Value VIP "A"	1,123,366	14,367,847
DWS Dreman High Return Equity VIP "A"	536,947	7,366,913
DWS Dreman Small Cap Value VIP "A"	582,240	12,064,021
DWS Global Opportunities VIP "A"	5,185	82,084
DWS Growth & Income VIP "A"	2,657,101	25,587,883
DWS International Select Equity VIP "A"	103,217	1,469,814
DWS International VIP "A"	500,576	5,846,728
DWS Janus Growth Opportunities VIP "A"	1,297,151	10,299,378
DWS Large Cap Value VIP "A"	1,635,425	26,444,826
DWS Legg Mason Aggressive Growth VIP "A"	222,864	1,985,718
DWS MFS Strategic Value VIP "A"	993,154	10,755,863
DWS Mid Cap Growth VIP "A"	50,000	572,496
DWS RREEF Real Estate Securities VIP "A"	210,707	3,891,762
DWS Small Cap Growth VIP "A"	351,611	4,901,462
DWS Templeton Foreign Value VIP "A"	232,429	2,903,041
Total Equity Funds (Cost $145,584,380)		150,683,550

	Shares	Value ($)

Fixed Income Funds 17.4%
DWS Core Fixed Income VIP "A"	2,770,625	31,308,057
DWS Government & Agency Securities VIP "A"	1,095	12,824
DWS High Income VIP "A"	226,618	1,776,687
DWS Strategic Income VIP "A"	151,980	1,677,863
Total Fixed Income Funds (Cost $35,338,209)		34,775,431

Cash Equivalents 6.8%
Cash Management QP Trust, 5.07% (a) (Cost $13,452,881)	13,452,881	13,452,881
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $194,375,470)+	99.8	198,911,862
Other Assets and Liabilities, Net	0.2	371,666
Net Assets	100.0	199,283,529

+ The cost for federal income tax purposes was $194,451,939. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $4,459,923. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,720,130 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,260,207.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $180,922,589)	$ 185,458,981
Investment in Cash Management QP Trust (cost $13,452,881)	13,452,881
Total investments in securities, at value (cost $194,375,470)	198,911,862
Interest receivable	54,882
Receivable for Portfolio shares sold	438,444
Other assets	1,988
Total assets	199,407,176
Liabilities
Payable for Portfolio shares redeemed	11,400
Accrued management fee	15,810
Other accrued expenses and payables	96,437
Total liabilities	123,647
Net assets, at value	$ 199,283,529
Net Assets
Net assets consist of: Undistributed net investment income	2,217,849
Net unrealized appreciation (depreciation) on investments	4,536,392
Accumulated net realized gain (loss)	6,398,362
Paid-in capital	186,130,926
Net assets, at value	$ 199,283,529
Class B Net Asset Value, offering and redemption price per share ($199,283,529 ÷ 16,908,570 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.79
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Income distribution from Underlying Affiliated Portfolios	$ 2,336,506
Interest — Cash Management QP Trust	545,402
Total Income	2,881,908
Expenses: Management fee	153,288
Custodian and accounting fees	26,141
Distribution service fees (Class B)	255,480
Record keeping fees (Class B)	148,291
Auditing	10,290
Legal	8,171
Trustees' fees and expenses	10,573
Reports to shareholders	8,484
Other	4,590
Total expenses before expense reductions	625,308
Expense reductions	(51,096)
Total expenses after expense reductions	574,212
Net investment income (loss)	2,307,696
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	4,633,722
Capital gain distributions from Underlying Affiliated Portfolios	1,942,747
6,576,469
Net unrealized appreciation (depreciation) during the period on investments	(3,277,755)
Net gain (loss) on investment transactions	3,298,714
Net increase (decrease) in net assets resulting from operations	$ 5,606,410

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 2,307,696	$ 1,127,246
Net realized gain (loss) on investment transactions	6,576,469	1,978,666
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,277,755)	5,737,112
Net increase (decrease) in net assets resulting from operations	5,606,410	8,843,024
Distributions to shareholders from: Net investment income: Class B	(1,665,343)	—
Net realized gains: Class B	(1,700,403)	(144,613)
Portfolio share transactions: Class B Proceeds from shares sold	14,677,260	143,559,919
Reinvestment of distributions	3,365,746	144,613
Cost of shares redeemed	(18,382,245)	(2,017,170)
Net increase (decrease) in net assets from Class B share transactions	(339,239)	141,687,362
Increase (decrease) in net assets	1,901,425	150,385,773
Net assets at beginning of period	197,382,104	46,996,331
Net assets at end of period (including undistributed net investment income of $2,217,849 and $1,575,496, respectively)	$ 199,283,529	$ 197,382,104
Other Information
Class B Shares outstanding at beginning of period	16,920,311	4,262,187
Shares sold	1,231,900	12,825,648
Shares issued to shareholders in reinvestment of distributions	281,182	13,341
Shares redeemed	(1,524,823)	(180,865)
Net increase (decrease) in Class B shares	(11,741)	12,658,124
Shares outstanding at end of period	16,908,570	16,920,311

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.67	$ 11.03	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.14	.11	(.03)
Net realized and unrealized gain (loss) on investment transactions	.13	.55	1.06
Total from investment operations	.27	.66	1.03
Less distributions from: Net investment income	(.10)	(.02)	—
Net realized gain on investment transactions	(.05)	—	—
Total Distributions	(.15)	(.02)	—
Net asset value, end of period	$ 11.79	$ 11.67	$ 11.03
Total Return (%)[d,e]	2.65**	6.02	10.30**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	199	197	47
Ratio of expenses before expense reductions (%)[f]	.61*	.65	1.38*
Ratio of expenses after expense reductions (%)[f]	.56*	.60	0.75*
Ratio of net investment income (%)	2.26*	1.01	(0.69)*
Portfolio turnover rate (%)	58*	20	15*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return would have been lower if the Advisor had not maintained some Underlying Portfolios' expenses.

[f] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS High Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,033.50	$ 1,032.80
Expenses Paid per $1,000*	$ 3.63	$ 5.54
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.22	$ 1,019.34
Expenses Paid per $1,000*	$ 3.61	$ 5.51

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.72%	1.10%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary June 30, 2006

DWS High Income VIP

High-yield was one of the best performing areas within the bond market for the six-month period ending June 30, 2006. Despite concerns over rising interest rates, inflation and higher commodity prices, the solid fundamental underpinnings of the market remained in place. Helped by strength in the US economy, high-yield companies generally maintained sound financial positions. Probably the best indication of sound fundamentals in the high-yield market was the continuation of low defaults. In addition, the ratio of rating upgrades to downgrades remained stable.

During this period the Portfolio posted a 3.35% total return (Class A shares, unadjusted for contract charges), underperforming the 3.49% return of its benchmark, the CS First Boston High Yield Index, and outperformed the 2.43% average return of the 457 portfolios in Lipper's High Current Yield Funds. The Portfolio remains ahead of the peer group average over the one-, three-, five- and ten-year periods as of June 30, 2006. We remain focused on adding value by doing fundamental research rather than making broad predictions about sector performance or interest rates. Overweight positions in North Atlantic Trading Co., Dayton Superior Corp., Arco Chemical Co. and emerging market securities such as Argentina, were positive contributors to return. Additionally, our overweight in more defensive securities and slight overweight in lower-rated issues were a plus given the outperformance of both areas. An overweight position in Tembec Industries and an underweight in Calpine (a company which is in default) detracted from results.

The robust economy continues to translate into sound fundamentals for the high-yield market. Still, the low default environment will not last forever, and this means that good security selection is paramount at this point in the cycle.

Gary Sullivan, CFA

Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the Portfolio may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Lipper's High Current Yield Funds category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of June 30, 2006. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. An investor cannot invest directly in a category.

CS First Boston High Yield Index — An unmanaged index that tracks the performance of high-yield bonds.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS High Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Corporate Bonds	84%	80%
Foreign Bonds — US$ Denominated	13%	13%
Loan Participations	1%	1%
Foreign Bonds — Non US$ Denominated	1%	1%
Other Investments	1%	—
Cash Equivalents	—	2%
Asset Backed	—	1%
Convertible Bonds	—	1%
Stocks	—	1%
	100%	100%
Corporate and Foreign Bonds Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	6/30/06	12/31/05

Consumer Discretionary	25%	24%
Materials	14%	14%
Financials	13%	15%
Industrials	11%	14%
Energy	10%	8%
Utilities	9%	6%
Telecommunication Services	8%	9%
Information Technology	4%	3%
Consumer Staples	3%	3%
Health Care	2%	3%
Sovereign Bonds	1%	1%
	100%	100%

Asset allocation and corporate and foreign bonds sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 21. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com as of each calendar quarter-end on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS High Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 84.6%
Consumer Discretionary 22.8%
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	1,080,000	980,100
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	1,480,000	1,356,050
Aztar Corp., 7.875%, 6/15/2014	1,830,000	1,935,225
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009 (b)	350,000	371,000
Caesars Entertainment, Inc., 8.875%, 9/15/2008	725,000	761,250
Charter Communications Holdings LLC:
8.625%, 4/1/2009 (b)	185,000	142,450
9.625%, 11/15/2009	50,000	38,500
10.25%, 9/15/2010	3,035,000	3,042,587
144A, 10.25%, 9/15/2010	975,000	975,000
11.0%, 10/1/2015	2,967,000	2,596,125
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	730,000	575,787
CSC Holdings, Inc.:
7.25%, 7/15/2008	560,000	560,700
7.875%, 12/15/2007	1,694,000	1,715,175
Dex Media East LLC/Financial, 12.125%, 11/15/2012	5,122,000	5,749,445
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	1,340,000	1,139,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	185,000	173,900
144A, 7.125%, 2/1/2016	600,000	577,500
Foot Locker, Inc., 8.5%, 1/15/2022	885,000	892,744
Ford Motor Co., 7.45%, 7/16/2031 (b)	545,000	393,763
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	3,105,000	2,973,037
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (b)	385,000	331,100
General Motors Corp.:
8.25%, 7/15/2023 (b)	1,425,000	1,122,187
8.375%, 7/15/2033 (b)	855,000	688,275
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	3,135,000	3,440,662
Gregg Appliances, Inc., 9.0%, 2/1/2013	365,000	336,713
Hertz Corp., 144A, 8.875%, 1/1/2014	1,445,000	1,481,125
ION Media Networks, Inc., 144A, 11.318%**, 1/15/2013	610,000	611,525
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	1,795,000	1,694,031
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	1,165,000	1,170,825
Lear Corp.:
Series B, 5.75%, 8/1/2014	35,000	28,525
Series B, 8.11%, 5/15/2009 (b)	1,515,000	1,477,125
Levi Strauss & Co., 9.74%**, 4/1/2012 (b)	335,000	340,863
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	95,000	86,273
8.25%, 2/1/2030 (b)	795,000	760,925
8.5%, 7/15/2029 (b)	965,000	938,532
	Principal Amount ($)(a)	Value ($)

Linens 'n Things, Inc., 144A, 10.702%**, 1/15/2014 (b)	575,000	544,813
Mediacom Broadband LLC, 8.5%, 10/15/2015	50,000	48,000
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	470,000	454,725
11.0%, 6/15/2012 (b)	100,000	85,000
MGM MIRAGE:
8.375%, 2/1/2011 (b)	545,000	558,625
9.75%, 6/1/2007	950,000	976,125
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	980,000	1,035,125
NCL Corp., 10.625%, 7/15/2014	200,000	196,500
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,670,000	1,352,700
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	2,155,000	2,246,587
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	275,000	284,281
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	3,648,000	3,766,560
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	585,000	561,600
10.545%**, 5/15/2010	1,635,000	1,669,744
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	2,740,000	2,959,200
Rexnord Corp., 10.125%, 12/15/2012	470,000	520,450
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	2,370,000	2,476,650
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	1,440,000	1,350,000
Six Flags, Inc.:
8.875%, 2/1/2010	180,000	171,000
9.75%, 4/15/2013 (b)	1,550,000	1,424,062
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014 (b)	585,000	542,588
Toys "R" Us, Inc., 7.375%, 10/15/2018	316,000	223,965
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	3,305,000	3,176,931
TRW Automotive, Inc.:
11.0%, 2/15/2013 (b)	2,720,000	2,971,600
11.75%, 2/15/2013 EUR	485,000	708,738
United Auto Group, Inc., 9.625%, 3/15/2012	2,540,000	2,654,300
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	395,000	408,331
XM Satellite Radio, Inc., 144A, 9.75%, 5/1/2014 (b)	2,690,000	2,461,350
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	3,640,000	3,039,400
		80,326,974
Consumer Staples 3.0%
Alliance One International, Inc., 11.0%, 5/15/2012	555,000	527,250
Birds Eye Foods, Inc., 11.875%, 11/1/2008	1,253,000	1,276,494
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	610,000	507,063
	Principal Amount ($)(a)	Value ($)

Delhaize America, Inc.:
8.05%, 4/15/2027	190,000	185,313
9.0%, 4/15/2031	2,680,000	2,938,915
Harry & David Holdings, Inc., 10.231%**, 3/1/2012	600,000	570,000
North Atlantic Trading Co., 9.25%, 3/1/2012	1,365,000	1,098,825
Swift & Co.:
10.125%, 10/1/2009 (b)	260,000	264,550
12.5%, 1/1/2010 (b)	185,000	184,075
Viskase Co., Inc., 11.5%, 6/15/2011	3,100,000	3,204,625
		10,757,110
Energy 8.3%
Belden & Blake Corp., 8.75%, 7/15/2012	2,560,000	2,598,400
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	1,405,000	1,397,975
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	620,000	565,750
6.875%, 1/15/2016	1,925,000	1,819,125
7.75%, 1/15/2015	245,000	245,613
Delta Petroleum Corp., 7.0%, 4/1/2015	1,550,000	1,441,500
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	1,705,000	1,491,875
144A, 8.375%, 5/1/2016	1,190,000	1,172,150
El Paso Production Holding Corp., 7.75%, 6/1/2013	1,075,000	1,083,063
Frontier Oil Corp., 6.625%, 10/1/2011	1,900,000	1,819,250
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,625,000	1,625,000
NGC Corp. Capital Trust I, Series B, 8.316%, 6/1/2027 (b)	560,000	478,800
Plains Exploration & Production Co.:
7.125%, 6/15/2014	710,000	699,350
Series B, 8.75%, 7/1/2012	640,000	670,400
Range Resources Corp., 7.5%, 5/15/2016	270,000	266,625
Southern Natural Gas, 8.875%, 3/15/2010	2,345,000	2,476,913
Stone Energy Corp.:
6.75%, 12/15/2014	2,565,000	2,574,619
144A, 8.24%**, 7/15/2010	480,000	480,000
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	800,000	808,000
Williams Companies, Inc.:
8.125%, 3/15/2012	3,585,000	3,719,437
8.75%, 3/15/2032	1,665,000	1,810,687
		29,244,532
Financials 11.4%
AAC Group Holding Corp., 144A, 12.75%, 10/1/2012 (PIK) (b)	500,000	500,000
Alamosa Delaware, Inc., 11.0%, 7/31/2010	810,000	886,950
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,485,000	1,314,225
E*TRADE Financial Corp.:
7.375%, 9/15/2013	550,000	550,000
7.875%, 12/1/2015	410,000	420,250
8.0%, 6/15/2011	890,000	907,800
Ford Motor Credit Co.:
7.25%, 10/25/2011	3,920,000	3,477,334
7.375%, 10/28/2009	7,895,000	7,299,228
	Principal Amount ($)(a)	Value ($)

7.875%, 6/15/2010	2,005,000	1,849,596
General Motors Acceptance Corp.:
6.875%, 9/15/2011	8,395,000	8,010,173
8.0%, 11/1/2031 (b)	4,268,000	4,102,188
H&E Equipment/Finance:
11.125%, 6/15/2012	685,000	756,439
12.5%, 6/15/2013	375,000	421,388
Ipayment, Inc., 144A, 9.75%, 5/15/2014	510,000	507,450
Poster Financial Group, Inc., 8.75%, 12/1/2011 (b)	1,740,000	1,809,600
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	2,280,000	2,502,300
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	1,700,000	1,283,500
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	850,000	837,250
Universal City Development, 11.75%, 4/1/2010	2,400,000	2,613,000
		40,048,671
Health Care 1.2%
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016	1,225,000	1,200,500
144A, 11.418%**, 6/15/2014	190,000	189,525
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	2,905,000	2,854,162
		4,244,187
Industrials 8.8%
Allied Security Escrow Corp., 11.375%, 7/15/2011	819,000	794,430
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	2,055,000	2,178,300
American Color Graphics, 10.0%, 6/15/2010	955,000	680,438
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	750,000	772,500
Browning-Ferris Industries:
7.4%, 9/15/2035	1,625,000	1,446,250
9.25%, 5/1/2021	920,000	933,800
Case New Holland, Inc., 9.25%, 8/1/2011	2,190,000	2,304,975
Cenveo Corp., 7.875%, 12/1/2013 (b)	1,682,000	1,639,950
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,910,000	1,876,575
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	1,510,000	1,540,200
144A, 11.44%**, 7/1/2012	645,000	657,900
Congoleum Corp., 8.625%, 8/1/2008*	1,200,000	1,188,000
DRS Technologies, Inc., 7.625%, 2/1/2018	875,000	870,625
Education Management LLC, 144A, 8.75%, 6/1/2014	525,000	519,750
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	1,665,000	1,444,387
8.875%, 4/1/2012	1,865,000	1,855,675
Kansas City Southern:
7.5%, 6/15/2009	395,000	395,000
9.5%, 10/1/2008	2,700,000	2,828,250
Kinetek, Inc., Series D, 10.75%, 11/15/2006 (b)	2,510,000	2,497,450
Millennium America, Inc., 9.25%, 6/15/2008	810,000	830,250
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	180,000	199,350
	Principal Amount ($)(a)	Value ($)

Ship Finance International Ltd., 8.5%, 12/15/2013	460,000	437,000
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	1,545,000	1,660,875
Xerox Capital Trust I, 8.0%, 2/1/2027	560,000	562,100
Xerox Corp., 6.4%, 3/15/2016	1,055,000	995,656
		31,109,686
Information Technology 4.0%
L-3 Communications Corp.:
5.875%, 1/15/2015	1,865,000	1,739,112
Series B, 6.375%, 10/15/2015	600,000	573,000
Lucent Technologies, Inc., 6.45%, 3/15/2029	5,000,000	4,250,000
Sanmina-SCI Corp., 8.125%, 3/1/2016	1,415,000	1,379,625
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	1,550,000	1,602,313
UGS Corp., 10.0%, 6/1/2012	1,555,000	1,671,625
Unisys Corp., 7.875%, 4/1/2008 (b)	2,885,000	2,885,000
		14,100,675
Materials 11.7%
ARCO Chemical Co., 9.8%, 2/1/2020	4,390,000	5,158,250
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	485,000	292,213
Chemtura Corp., 6.875%, 6/1/2016	795,000	768,169
Constar International, Inc., 11.0%, 12/1/2012 (b)	255,000	191,250
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	495,000	393,525
Crystal US Holdings, Series A, Step-up Coupon 0% to 10/1/2009, 10% to 10/1/2014	455,000	360,588
Dayton Superior Corp.:
10.75%, 9/15/2008	330,000	334,950
13.0%, 6/15/2009 (b)	1,070,000	933,575
Equistar Chemical Funding, 10.625%, 5/1/2011	1,215,000	1,304,606
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	1,620,000	1,636,200
GEO Specialty Chemicals, Inc., 144A, 13.479%**, 12/31/2009	3,044,000	2,652,085
Greif, Inc., 8.875%, 8/1/2012	830,000	873,575
Hexcel Corp., 6.75%, 2/1/2015	710,000	663,850
Huntsman LLC, 11.625%, 10/15/2010	2,422,000	2,676,310
IMC Global, Inc., 10.875%, 8/1/2013	3,415,000	3,799,187
International Coal Group, Inc., 144A, 10.25%, 7/15/2014	650,000	649,187
International Steel Group, Inc., 6.5%, 4/15/2014	540,000	510,300
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	1,170,000	836,550
Lyondell Chemical Co., 10.5%, 6/1/2013	335,000	368,500
Massey Energy Co.:
6.625%, 11/15/2010	1,430,000	1,408,550
6.875%, 12/15/2013	720,000	669,600
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	2,641,000	2,218,440
	Principal Amount ($)(a)	Value ($)

Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	2,992,000	3,231,360
144A, 13.0%, 9/30/2013	732,460	736,122
OM Group, Inc., 9.25%, 12/15/2011 (b)	315,000	324,450
Omnova Solutions, Inc., 11.25%, 6/1/2010	2,785,000	2,952,100
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	650,000	682,500
Oxford Automotive, Inc., 144A, 12.5%, 10/15/2010*	1,970,840	29,563
Pliant Corp., 11.625%, 6/15/2009 (PIK)	11	12
Radnor Holdings Corp., 11.0%, 3/15/2010	490,000	191,100
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	420,000	448,875
TriMas Corp., 9.875%, 6/15/2012	1,461,000	1,336,815
United States Steel Corp., 9.75%, 5/15/2010	1,579,000	1,681,635
Witco Corp., 6.875%, 2/1/2026	390,000	347,100
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	615,000	510,450
		41,171,542
Telecommunication Services 4.9%
American Cellular Corp., Series B, 10.0%, 8/1/2011	755,000	794,637
Centennial Communications Corp., 10.0%, 1/1/2013	360,000	356,400
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	2,290,000	2,255,650
8.375%, 1/15/2014 (b)	1,575,000	1,551,375
Dobson Communications Corp., 8.875%, 10/1/2013	695,000	682,837
Insight Midwest LP, 9.75%, 10/1/2009	615,000	627,300
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	4,095,000	4,168,210
PanAmSat Corp., 144A, 9.0%, 6/15/2016	830,000	842,450
Qwest Corp., 7.25%, 9/15/2025	1,370,000	1,280,950
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	160,000	159,400
9.875%, 2/1/2010	550,000	565,813
144A, 10.899%**, 11/1/2012 (b)	180,000	184,725
Triton PCS, Inc., 8.5%, 6/1/2013	545,000	500,038
Ubiquitel Operating Co., 9.875%, 3/1/2011	615,000	668,813
US Unwired, Inc., Series B, 10.0%, 6/15/2012	1,075,000	1,193,250
Windstream Corp., 144A, 8.625%, 8/1/2016	1,295,000	1,324,137
		17,155,985
Utilities 8.5%
AES Corp., 144A, 8.75%, 5/15/2013	5,790,000	6,195,300
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	4,005,000	4,255,313
CMS Energy Corp., 8.5%, 4/15/2011 (b)	3,600,000	3,753,000
Mirant North America LLC, 144A, 7.375%, 12/31/2013	45,000	43,425
Mission Energy Holding Co., 13.5%, 7/15/2008	4,655,000	5,190,325
	Principal Amount ($)(a)	Value ($)

NRG Energy, Inc.:
7.25%, 2/1/2014	1,610,000	1,569,750
7.375%, 2/1/2016	3,400,000	3,315,000
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	3,730,000	4,028,400
Sierra Pacific Resources:
6.75%, 8/15/2017	970,000	916,476
8.625%, 3/15/2014	540,000	572,047
		29,839,036
Total Corporate Bonds (Cost $306,859,531)		297,998,398

Foreign Bonds — US$ Denominated 13.0%
Consumer Discretionary 1.9%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	2,825,000	3,029,812
Shaw Communications, Inc., 8.25%, 4/11/2010	655,000	676,288
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	2,482,000	2,103,495
Unity Media GmbH, 144A, 10.375%, 2/15/2015	410,000	391,550
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	445,000	411,625
		6,612,770
Energy 1.1%
Gaz Capital SA, 144A, 8.625%, 4/28/2034	500,000	573,750
OAO Gazprom, 144A, 9.625%, 3/1/2013	2,105,000	2,412,856
Secunda International Ltd., 13.068%**, 9/1/2012	890,000	930,050
		3,916,656
Financials 1.6%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	2,685,000	3,094,463
Doral Financial Corp., 5.91%**, 7/20/2007	2,115,000	2,014,639
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	770,000	631,400
		5,740,502
Health Care 0.7%
Biovail Corp., 7.875%, 4/1/2010	2,190,000	2,217,375
Industrials 1.6%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012 (b)	1,220,000	1,299,300
10.25%, 6/15/2007	2,815,000	2,899,450
12.5%, 6/15/2012	1,026,000	1,131,165
Stena AB, 9.625%, 12/1/2012	360,000	382,500
Supercanal Holding SA, Series REG S, 11.5%, 5/15/2005*	100,000	16,000
		5,728,415
Materials 2.2%
Cascades, Inc., 7.25%, 2/15/2013	1,816,000	1,679,800
ISPAT Inland ULC, 9.75%, 4/1/2014	1,820,000	2,006,550
Novelis, Inc., 144A, 7.25%, 2/15/2015	1,610,000	1,545,600
Rhodia SA, 8.875%, 6/1/2011	1,786,000	1,779,302
	Principal Amount ($)(a)	Value ($)

Tembec Industries, Inc., 8.625%, 6/30/2009	1,500,000	821,250
		7,832,502
Sovereign Bonds 0.8%
Federative Republic of Brazil, 8.875%, 10/14/2019 (b)	750,000	835,500
Republic of Argentina, 4.889%**, 8/3/2012 (PIK)	1,125,000	910,431
United Mexican States, 5.625%, 1/15/2017 (b)	1,008,000	937,440
		2,683,371
Telecommunication Services 3.1%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	1,850,000	1,544,750
Embratel, Series B, 11.0%, 12/15/2008 (b)	222,000	241,980
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	285,000	247,950
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	690,000	707,250
Intelsat Ltd., 5.25%, 11/1/2008	895,000	841,300
Millicom International Cellular SA, 10.0%, 12/1/2013	170,000	189,550
Mobifon Holdings BV, 12.5%, 7/31/2010	2,251,000	2,549,257
Nortel Networks Ltd.:
144A, 9.73%**, 7/15/2011	1,790,000	1,821,325
144A, 10.125%, 7/15/2013	805,000	819,087
144A, 10.75%, 7/15/2016	695,000	707,163
Stratos Global Corp., 144A, 9.875%, 2/15/2013	1,290,000	1,212,600
		10,882,212
Total Foreign Bonds — US$ Denominated (Cost $46,849,507)		45,613,803

Foreign Bonds — Non US$ Denominated 0.8%
Consumer Discretionary 0.3%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	1,095,000	1,267,507
Sovereign Bonds 0.5%
Republic of Argentina, 7.82%, 12/31/2033 (PIK) EUR	1,521,318	1,627,698
Total Foreign Bonds — Non US$ Denominated (Cost $2,990,809)		2,895,205
	Shares	Value ($)

Preferred Stock 0.0%
ION Media Networks, Inc., 14.25% (PIK) (Cost $9,006)	1	7,777
	Principal Amount ($)(a)	Value ($)

Loan Participation 1.7%
Alliance Mortgage Cycle Loan, LIBOR plus 7.25, 12.56%**, 6/4/2010	725,000	725,000
Nortel Networks Corp., LIBOR plus 3.25, 8.878%**, 2/15/2007	5,060,000	5,056,837
Total Loan Participation (Cost $5,785,000)		5,781,837
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A*	95	0
DeCrane Aircraft Holdings, Inc. 144A*	1,350	0
TravelCenters of America, Inc.*	345	43
XO Holdings, Inc. Series C*	1	0
Total Warrants (Cost $1,409)		43
	Units	Value ($)

Other Investments 0.6%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	1,100,000	891,000
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,735,000	1,301,250
Total Other Investments (Cost $2,206,398)		2,192,250
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc. 144A*	2,206	1,103
GEO Specialty Chemicals, Inc.*	24,225	12,113
	Shares	Value ($)

IMPSAT Fiber Networks, Inc.*	13,327	112,613
Total Common Stocks (Cost $1,058,657)		125,829

Convertible Preferred Stocks 0.1%
Consumer Discretionary
ION Media Networks, Inc.: 144A, 9.75%, (PIK)	59	411,525
144A, Series AI, 9.75%(PIK)	6	41,850
Total Convertible Preferred Stocks (Cost $455,025)		453,375

Securities Lending Collateral 9.8%
Daily Assets Fund Institutional, 5.1% (c) (d) (Cost $34,663,826)	34,663,826	34,663,826
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $400,879,168)+	110.6	389,732,343
Other Assets and Liabilities, Net	(10.6)	(37,329,833)
Net Assets	100.0	352,402,510

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	1,200,000	USD	1,094,007	1,188,000
Grupo Iusacell SA de CV	10.0%	7/15/2004	285,000	USD	182,087	247,950
Oxford Automotive, Inc.	12.5%	10/15/2010	1,970,840	USD	1,530,104	29,563
SuperCanal Holdings SA	11.5%	5/15/2005	100,000	USD	10,000	16,000
					2,816,198	1,481,513

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

+ The cost for federal income tax purposes was $400,925,267. At June 30, 2006, net unrealized depreciation for all securities based on tax cost was $11,192,924. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,105,941 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $13,298,865.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $34,266,363 which is 9.7% of net assets.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

As of June 30, 2006 the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	980,373	EUR	769,403	9/15/2006	8,794
EUR	155,434	USD	200,155	9/15/2006	325
EUR	65,529	USD	84,899	9/15/2006	653
EUR	3,568,600	USD	4,609,025	9/15/2006	21,129
Total unrealized appreciation					30,901
Currency Abbreviation
EUR Euro USD US Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $366,215,342) — including $34,266,363 of securities loaned	$ 355,068,517
Investment in Daily Assets Fund Institutional (cost $34,663,826)*	34,663,826
Total investments in securities, at value (cost $400,879,168)	389,732,343
Foreign currency, at value (cost $4,553)	4,557
Receivable for investments sold	7,878,449
Interest receivable	7,776,452
Receivable for Portfolio shares sold	14,469
Unrealized appreciation on forward foreign currency exchange contracts	30,901
Net receivable on closed forward foreign currency exchange contracts	17,261
Dividends receivable	7,025
Other assets	3,932
Total assets	405,465,389
Liabilities
Due to custodian	41,256
Payable for investments purchased	9,723,135
Payable for Portfolio shares redeemed	282,263
Payable upon return of securities loaned	34,663,826
Note payable	8,000,000
Accrued management fee	180,582
Other accrued expenses and payables	171,817
Total liabilities	53,062,879
Net assets, at value	$ 352,402,510
Net Assets
Net assets consist of: Undistributed net investment income	14,827,976
Net unrealized appreciation (depreciation) on: Investments	(11,146,825)
Foreign currency related transactions	55,300
Accumulated net realized gain (loss)	(116,354,013)
Paid-in capital	465,020,072
Net assets, at value	$ 352,402,510
Class A Net Asset Value, offering and redemption price per share ($301,635,472 ÷ 38,468,587 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.84
Class B Net Asset Value, offering and redemption price per share ($50,767,038 ÷ 6,461,314 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.86

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income Dividends	$ 14,050
Interest	16,616,884
Interest — Cash Management QP Trust	157,132
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	78,583
Total Income	16,866,649
Expenses: Management fee	1,156,822
Custodian fees	15,754
Distribution service fees (Class B)	67,588
Record keeping fees (Class B)	35,797
Auditing	28,685
Legal	7,805
Trustees' fees and expenses	16,030
Reports to shareholders	103,448
Interest expense	42,343
Other	21,789
Total expenses before expense reductions	1,496,061
Expense reductions	(5,809)
Total expenses after expense reductions	1,490,252
Net investment income	15,376,397
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(3,662,345)
Foreign currency related transactions	(500,904)
(4,163,249)
Net unrealized appreciation (depreciation) during the period on: Investments	1,798,554
Foreign currency related transactions	100,443
1,898,997
Net gain (loss) on investment transactions	(2,264,252)
Net increase (decrease) in net assets resulting from operations	$ 13,112,145

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 15,376,397	$ 33,801,550
Net realized gain (loss) on investment transactions	(4,163,249)	1,281,093
Net unrealized appreciation (depreciation) on investment transactions during the period	1,898,997	(19,453,613)
Net increase (decrease) in net assets resulting from operations	13,112,145	15,629,030
Distributions to shareholders from: Net investment income: Class A	(26,233,542)	(33,565,659)
Class B	(4,096,501)	(5,270,980)
Portfolio share transactions: Class A Proceeds from shares sold	15,464,649	75,871,095
Reinvestment of distributions	26,233,542	33,565,659
Cost of shares redeemed	(68,781,865)	(139,459,552)
Net increase (decrease) in net assets from Class A share transactions	(27,083,674)	(30,022,798)
Class B Proceeds from shares sold	4,761,635	14,544,739
Reinvestment of distributions	4,096,501	5,270,980
Cost of shares redeemed	(11,391,339)	(17,547,469)
Net increase (decrease) in net assets from Class B share transactions	(2,533,203)	2,268,250
Increase (decrease) in net assets	(46,834,775)	(50,962,157)
Net assets at beginning of period	399,237,285	450,199,442
Net assets at end of period (including undistributed net investment income of $14,827,976 and $29,781,622, respectively)	$ 352,402,510	$ 399,237,285
Other Information
Class A Shares outstanding at beginning of period	41,769,600	44,826,321
Shares sold	1,901,811	9,379,235
Shares issued to shareholders in reinvestment of distributions	3,376,260	4,275,880
Shares redeemed	(8,579,084)	(16,711,836)
Net increase (decrease) in Class A shares	(3,301,013)	(3,056,721)
Shares outstanding at end of period	38,468,587	41,769,600
Class B Shares outstanding at beginning of period	6,770,189	6,474,194
Shares sold	578,075	1,758,405
Shares issued to shareholders in reinvestment of distributions	525,192	669,756
Shares redeemed	(1,412,142)	(2,132,166)
Net increase (decrease) in Class B shares	(308,875)	295,995
Shares outstanding at end of period	6,461,314	6,770,189

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.23	$ 8.78	$ 8.43	$ 7.40	$ 8.13	$ 9.16
Income (loss) from investment operations: Net investment income[b]	.32	.68	.67	.67	.75	.84
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.38)	.31	1.03	(.74)	(.59)
Total from investment operations	.27	.30	.98	1.70	.01	.25
Less distributions from: Net investment income	(.66)	(.85)	(.63)	(.67)	(.74)	(1.28)
Net asset value, end of period	$ 7.84	$ 8.23	$ 8.78	$ 8.43	$ 7.40	$ 8.13
Total Return (%)	3.35**	3.89	12.42	24.62	(.30)	2.63
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	302	344	393	413	329	335
Ratio of expenses (%)[c]	.70*	.70	.66	.67	.66	.70
Ratio of net investment income (%)	8.03*	8.27	8.11	8.62	10.07	9.89
Portfolio turnover rate (%)	127*	100	162	165	138	77

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The expense ratio including interest expense is .72% for the period ended June 30, 2006 and .70%, .66%, .67%, .66% and .70% for the years ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2002 and December 31, 2001, respectively.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.22	$ 8.77	$ 8.41	$ 7.39	$ 7.21
Income (loss) from investment operations: Net investment income[c]	.31	.65	.64	.64	.31
Net realized and unrealized gain (loss) on investment transactions	(.04)	(.39)	.32	1.03	(.13)
Total from investment operations	.27	.26	.96	1.67	.18
Less distributions from: Net investment income	(.63)	(.81)	(.60)	(.65)	—
Net asset value, end of period	$ 7.86	$ 8.22	$ 8.77	$ 8.41	$ 7.39
Total Return (%)	3.28**	3.41	12.08	24.14	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	51	56	57	37	1
Ratio of expenses (%)[d]	1.08*	1.10	1.06	1.06	.92*
Ratio of net investment income (%)	7.65*	7.87	7.71	8.23	8.78*
Portfolio turnover rate (%)	127*	100	162	165	138

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] The expense ratio including interest expense is 1.10% for the period ended June 30, 2006 and 1.10%, 1.06%, 1.06% and .92% for the years ended December 31, 2005, December 31, 2004, December 31, 2003, December 31, 2003 and December 31, 2002, respectively.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Income Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,007.20
Expenses Paid per $1,000*	$ 3.73
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.08
Expenses Paid per $1,000*	$ 3.76
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,007.20
Expenses Paid per $1,000**	$ 6.72
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,018.10
Expenses Paid per $1,000**	$ 6.76

* Expenses are equal to the Portfolio's annualized expense ratio for the share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for the share class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.75%
Estimated Indirect Expenses of Underlying DWS Portfolios	.60%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.35%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Income Allocation VIP

Despite rising interest rates and concerns about inflation, the US economy continued to expand in the first half of 2006, benefiting from strength in both business investment and consumer spending. Returns for the six months ended June 30, 2006 varied widely among asset classes, ranging from a high of 10.16% for foreign stocks1 to -0.72% for investment grade bonds.2 Small cap stocks3 performed better than large-cap stocks4 and value stocks5 significantly outperformed growth stocks.6 High-yield bonds7 returned 3.49%, and three-month treasury bills, which are regarded as cash equivalents, returned 2.20%.

For the six months ended June 30, 2006, the DWS Income Allocation VIP had a return of 0.72% (Class B Shares, unadjusted for contract charges). Since this Portfolio invests in funds in seven different categories, performance is analyzed by comparing overall return with indexes that represent each asset class. As anticipated, since the Portfolio invests in a blend of equity and bond securities, its return was above that of its major bond index but below that of its equity index.

The Portfolio's allocation between stocks and bonds remained close to its target of 25% equity and 75% fixed income during the first half of 2006. Asset allocation contributed to performance, but performance of the underlying funds detracted. Performance benefited from an underweight in investment-grade bonds and a corresponding overweight in cash funds, but was hurt by an underweight in high-yield funds. Since international stocks were generally stronger than US stocks, an underweight of international funds in this Portfolio hurt performance. A further negative was that the international funds in the Portfolio underperformed their benchmarks. The underperformance of several large cap growth-oriented funds hurt overall returns. In the small-cap portion of the Portfolio, the value funds performed very well, but the growth fund underperformed.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual equity and bond funds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

1 The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

3 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

4 Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

5 Russell 1000 Growth Index, which had a return of -.93% for the six months ended June 30, 2006, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

6 Russell 1000 Value Index, which had a return of 6.56% for the six months ended June 30, 2006, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

7 Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Income Allocation VIP

Asset Allocation	6/30/06	12/31/05

Fixed Income Funds	59%	56%
Equity Funds	26%	25%
Cash Equivalents	15%	19%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 35. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Income Allocation VIP

	Shares	Value ($)

Equity Funds 25.8%
DWS Blue Chip VIP "A"	30,565	445,022
DWS Capital Growth VIP "A"	3,700	61,755
DWS Davis Venture Value VIP "A"	22,111	282,803
DWS Dreman High Return Equity VIP "A"	12,776	175,281
DWS Dreman Small Cap Value VIP "A"	13,718	284,241
DWS Global Opportunities VIP "A"	517	8,182
DWS Growth & Income VIP "A"	55,636	535,779
DWS International Select Equity VIP "A"	469	6,682
DWS International VIP "A"	13,145	153,535
DWS Janus Growth Opportunities VIP "A"	27,330	217,001
DWS Large Cap Value VIP "A"	33,907	548,277
DWS Legg Mason Aggressive Growth VIP "A"	6,092	54,281
DWS MFS Strategic Value VIP "A"	16,806	182,009
DWS Mid Cap Growth VIP "A"	1,693	19,390
DWS RREEF Real Estate Securities VIP "A"	3,413	63,046
DWS Small Cap Growth VIP "A"	8,497	118,450
DWS Templeton Foreign Value VIP "A"	1,439	17,972
Total Equity Funds (Cost $3,035,272)		3,173,706
	Shares	Value ($)

Fixed Income Funds 60.1%
DWS Core Fixed Income VIP "A"	598,274	6,760,500
DWS Government & Agency Securities VIP "A"	500	5,857
DWS High Income VIP "A"	62,197	487,625
DWS Strategic Income VIP "A"	11,296	124,706
Total Fixed Income Funds (Cost $7,698,293)		7,378,688

Cash Equivalents 15.3%
Cash Management QP Trust, 5.07% (a) (Cost $1,881,961)	1,881,961	1,881,961
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $12,615,526)+	101.2	12,434,355
Other Assets and Liabilities, Net	(1.2)	(147,858)
Net Assets	100.0	12,286,497

+ The cost for federal income tax purposes was $12,646,815. At June 30, 2009, net unrealized depreciation for all securities based on tax cost was $212,460. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $152,149 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $364,609.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $10,733,565)	$ 10,552,394
Investment in Cash Management QP Trust (cost $1,881,961)	1,881,961
Total investments in securities, at value (cost $12,615,526)	12,434,355
Interest receivable	7,934
Other assets	210
Total assets	12,442,499
Liabilities
Payable for Portfolio shares redeemed	140,059
Other accrued expenses and payables	15,943
Total liabilities	156,002
Net assets, at value	$ 12,286,497
Net Assets
Net assets consist of: Undistributed net investment income	319,168
Net unrealized appreciation (depreciation) on investments	(181,171)
Accumulated net realized gain (loss)	83,430
Paid-in capital	12,065,070
Net assets, at value	$ 12,286,497
Class B Net Asset Value, offering and redemption price per share ($12,286,497 ÷ 1,149,926 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.68
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 314,727
Interest — Cash Management QP Trust	51,569
Total Income	366,296
Expenses: Management fee	9,433
Custodian and accounting fees	24,393
Distribution service fees (Class B)	15,721
Record keeping fees (Class B)	8,142
Auditing	10,165
Legal	8,073
Trustees' fees and expenses	4,415
Reports to shareholders	2,712
Other	1,522
Total expenses before expense reductions	84,576
Expense reductions	(37,386)
Total expenses after expense reductions	47,190
Net investment income (loss)	319,106
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gains (loss) from investments	66,120
Capital gain distributions from Underlying Affiliated Portfolios	48,862
114,982
Net unrealized appreciation (depreciation) during the period on investments	(335,743)
Net gain (loss) on investment transactions	(220,761)
Net increase (decrease) in net assets resulting from operations	$ 98,345

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 319,106	$ 177,376
Net realized gain (loss) on investment transactions	114,982	79,532
Net unrealized appreciation (depreciation) during the period on investment transactions	(335,743)	127,168
Net increase (decrease) in net assets resulting from operations	98,345	384,076
Distributions to shareholders from: Net investment income: Class B	(236,910)	—
Net realized gain: Class B	(50,306)	(6,405)
Portfolio share transactions: Class B Proceeds from shares sold	1,558,776	12,600,777
Reinvestment of distributions	287,216	6,405
Cost of shares redeemed	(1,664,043)	(2,552,118)
Net increase (decrease) in net assets from Class B share transactions	181,949	10,055,064
Increase (decrease) in net assets	(6,922)	10,432,735
Net assets at beginning of period	12,293,419	1,860,684
Net assets at end of period (including undistributed net investment income of $368,030 and $236,972, respectively)	$ 12,286,497	$ 12,293,419
Other Information
Class B Shares outstanding at beginning of period	1,133,437	177,411
Shares sold	143,275	1,194,054
Shares issued to shareholders in reinvestment of distributions	26,768	615
Shares redeemed	(153,554)	(238,643)
Net increase (decrease) in Class B shares	16,489	956,026
Shares outstanding at end of period	1,149,926	1,133,437

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.85	$ 10.49	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.27	.21	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.19)	.16	.51
Total from investment operations	.08	.37	.49
Less distributions from: Net investment income	(.21)	—	—
Net realized gains on investment transactions	(.04)	(.01)	—
Total distributions	(.25)	(.01)	—
Net asset value, end of period	$ 10.68	$ 10.85	$ 10.49
Total Return (%)[d,e]	.72**	3.53	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	12	2
Ratio of expenses before expense reductions (%)[f]	1.34*	1.53	21.20*
Ratio of expenses after expense reductions (%)[f]	.75*	.75	.75*
Ratio of net investment income (%)	5.07*	2.03	(.63)*
Portfolio turnover rate (%)	25*	46	37*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return would have lower if the Advisor had not maintained some Underlying Portfolios' expenses.

[f] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS International Select Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,096.30	$ 1,093.70
Expenses Paid per $1,000*	$ 4.42	$ 6.33
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.58	$ 1,018.74
Expenses Paid per $1,000*	$ 4.26	$ 6.11

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS International Select Equity VIP	.85%	1.22%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS International Select Equity VIP

During the first half of 2006, international equities, as measured by the MSCI EAFE index, delivered a return of 10.16% in US dollar terms. While performance was robust through the end of April, a sharp increase in investors' aversion to risk led to a downturn in the final two months of the period. The leading cause for the market's decline was the worldwide central bank tightening — most notably in the US and Europe — that has resulted from rising inflationary pressures in the major global economies. With this as the backdrop, the Class A shares (unadjusted for contract charges) of the Portfolio gained 9.63%, trailing the return of the MSCI EAFE index for the first half of 2006.

The Portfolio's return was primarily supported by stock selection in energy, health care and utilities. Within the energy sector, the Portfolio's positions in OAO Gazprom, Norsk Hydro Asa and Petroleo Brasiliero SA ("Petrobras") were all beneficiaries of the elevated pricing for oil and gas, the result of continued supply-demand imbalances and infrastructure limitations. The Portfolio further benefited from an overweight in large-cap defensive names in the health care sector, including Fresenius Medical AG, GlaxoSmithKline PLC and AstraZeneca PLC. Lastly, our performance in the utilities sector was bolstered by a position in Fortum oyj — Finland's largest utility — which delivered strong operating results stemming from its increased pricing power for electricity.

The aforementioned advances were not enough to offset the detracting effect of financials and industrials. Within the financials sector, Japanese banks including Credit Saison Co., Ltd., Mitsubishi UFJ Financial Group. Inc. and Nishi-Nippon City Bank Ltd. were a drag on relative results, while in the industrials sector, Japan's Mitsubishi Corp. was the primary laggard.

Matthias Knerr, CFA

Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe , Australasia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS International Select Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	96%	99%
Preferred Stocks	3%	1%
Cash Equivalents	1%	—
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	6/30/06	12/31/05

Continental Europe	54%	48%
Japan	21%	23%
United Kingdom	16%	17%
Latin America	6%	3%
Asia (excluding Japan)	3%	6%
Australia	—	3%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/06	12/31/05

Financials	33%	30%
Industrials	13%	10%
Energy	12%	11%
Health Care	9%	9%
Consumer Discretionary	9%	17%
Materials	8%	8%
Information Technology	7%	6%
Consumer Staples	4%	6%
Utilities	4%	2%
Telecommunications Services	1%	1%
	100%	100%

Asset allocation, geographical diversification and sector diversifications are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 42. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS International Select Equity VIP

	Shares	Value ($)

Common Stocks 94.3%
Belgium 2.2%
Umicore (Cost $5,769,857)	44,100	5,888,799
Brazil 3.5%
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	131,700	4,675,350
Petroleo Brasileiro SA (ADR)	55,900	4,992,429
(Cost $6,617,911)		9,667,779
Finland 4.5%
Fortum Oyj	200,000	5,116,201
Nokia Oyj	190,700	3,892,882
Nokian Renkaat Oyj (a)	239,000	3,142,525
(Cost $9,980,022)		12,151,608
France 8.2%
Schneider Electric SA	51,654	5,384,548
Societe Generale	66,198	9,737,117
Total SA	107,837	7,096,445
(Cost $16,735,315)		22,218,110
Germany 11.1%
Bayer AG	128,401	5,902,475
Commerzbank AG	172,880	6,288,717
E.ON AG	44,192	5,088,272
Fresenius Medical Care AG & Co.	29,953	3,443,428
Hypo Real Estate Holding AG	158,227	9,611,041
(Cost $20,773,942)		30,333,933
India 1.1%
ICICI Bank Ltd. (Cost $3,945,926)	287,100	3,069,763
Ireland 3.6%
Anglo Irish Bank Corp. PLC	320,497	5,001,168
CRH PLC	149,158	4,849,643
(Cost $6,927,512)		9,850,811
Italy 7.8%
Banca Intesa SpA	990,400	5,801,814
Banca Italease	130,000	6,516,378
Capitalia SpA	613,300	5,032,193
Saras SpA Raffinerie Sarde*	602,937	3,863,646
(Cost $17,992,195)		21,214,031
Japan 20.3%
AEON Co., Ltd.	218,600	4,794,530
Canon, Inc.	138,300	6,779,649
Credit Saison Co., Ltd.	97,400	4,612,967
Daito Trust Construction Co., Ltd.	71,700	3,972,195
Makita Corp.	93,000	2,941,804
Mitsubishi Corp.	347,400	6,936,464
Mitsubishi UFJ Financial Group, Inc.	527	7,368,053
Mitsui Fudosan Co., Ltd.	261,000	5,667,468
Nidec Corp.	39,000	2,794,477
Nishi-Nippon City Bank Ltd.	857,000	4,103,775
Sega Sammy Holdings, Inc.	137,900	5,109,193
Yamaha Motor Co., Ltd.	5,000	130,636
(Cost $43,098,609)		55,211,211
	Shares	Value ($)

Korea 1.7%
Samsung Electronics Co., Ltd. (GDR), 144A (Cost $3,183,780)	14,390	4,522,058
Mexico 2.0%
Fomento Economico Mexicano SA de CV (ADR) (Cost $4,475,683)	65,400	5,475,288
Norway 3.9%
Aker Kvaerner ASA	30,700	2,880,175
Norsk Hydro ASA (a)	293,750	7,786,269
(Cost $10,072,691)		10,666,444
Russia 2.4%
Novolipetsk Steel (GDR) 144A*	127,848	2,870,188
OAO Gazprom (ADR) (REG S)	90,786	3,817,551
(Cost $4,586,955)		6,687,739
Sweden 3.2%
Assa Abloy AB "B"	261,400	4,394,956
Atlas Copco AB "B"	166,500	4,326,328
(Cost $8,922,542)		8,721,284
Switzerland 2.5%
Roche Holding AG (Genusschein) (Cost $3,308,056)	41,094	6,793,258
Turkey 1.3%
Turkcell Iletisim Hizmetleri AS (ADR) (Cost $4,159,381)	296,751	3,519,466
United Kingdom 15.0%
AstraZeneca PLC	53,865	3,251,180
GlaxoSmithKline PLC	287,210	8,025,059
Kensington Group PLC	263,820	5,024,920
Prudential PLC	433,238	4,894,992
Rio Tinto PLC	98,661	5,216,075
Rolls-Royce Group PLC*	680,062	5,206,346
Royal Bank of Scotland Group PLC	136,201	4,478,125
Whitbread PLC	214,819	4,631,860
(Cost $35,520,682)		40,728,557
Total Common Stocks (Cost $206,071,059)		256,720,139

Preferred Stocks 2.6%
Germany
Fresenius AG	20,031	3,337,091
Porsche AG	3,992	3,858,939
Total Preferred Stocks (Cost $6,763,924)		7,196,030

Securities Lending Collateral 4.4%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $11,858,396)	11,858,396	11,858,396

Cash Equivalents 1.0%
Cash Management QP Trust, 5.07% (d) (Cost $2,838,243)	2,838,243	2,838,243
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $227,531,622)+	102.3	278,612,808
Other Assets and Liabilities, Net	(2.3)	(6,341,342)
Net Assets	100.0	272,271,466

* Non-income producing security.

+ The cost for federal income tax purposes was $231,979,324. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $46,633,484. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,406,534 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,773,050.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $11,324,251 which is 4.2% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $212,834,983) — including $11,324,251 of securities loaned	$ 263,916,169
Investment in Daily Assets Fund Institutional (cost $11,858,396)*	11,858,396
Investment in Cash Management QP Trust (cost $2,838,243)	2,838,243
Total investments in securities, at value (cost $227,531,622)	278,612,808
Cash	748,697
Foreign currency, at value (cost $928,985)	909,253
Receivable for investments sold	5,176,561
Dividends receivable	1,238,302
Interest receivable	40,336
Receivable for Portfolio shares sold	15,508
Foreign taxes recoverable	142,654
Other assets	3,977
Total assets	286,888,096
Liabilities
Payable for investments purchased	2,440,411
Payable for Portfolio shares redeemed	81,553
Payable upon return of securities loaned	11,858,396
Accrued management fee	173,542
Other accrued expenses and payables	62,728
Total liabilities	14,616,630
Net assets, at value	$ 272,271,466
Net Assets
Net assets consist of: Undistributed net investment income	154,795
Net unrealized appreciation (depreciation) on: Investments	51,081,186
Foreign currency related transactions	(32,385)
Accumulated net realized gain (loss)	2,295,199
Paid-in capital	218,772,671
Net assets, at value	$ 272,271,466
Class A Net Asset Value, offering and redemption price per share ($205,084,567 ÷ 14,406,752 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.24
Class B Net Asset Value, offering and redemption price per share ($67,186,899 ÷ 4,723,489 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.22

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $567,691)	$ 5,480,184
Interest	65
Interest — Cash Management QP Trust	76,698
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	294,575
Total Income	5,851,522
Expenses: Management fee	1,045,525
Custodian fees	61,235
Distribution service fees (Class B)	84,855
Record keeping fees (Class B)	41,847
Auditing	28,995
Legal	7,670
Trustees' fees and expenses	6,205
Reports to shareholders	18,760
Other	17,100
Total expenses before expense reductions	1,312,192
Expense reductions	(3,018)
Total expenses after expense reductions	1,309,174
Net investment income (loss)	4,542,348
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $5,994)	25,041,737
Foreign currency related transactions	(68,222)
24,973,515
Net unrealized appreciation (depreciation) during the period on: Investments	(4,774,568)
Foreign currency related transactions	(38,837)
(4,813,405)
Net gain (loss) on investment transactions	20,160,110
Net increase (decrease) in net assets resulting from operations	$ 24,702,458

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 4,542,348	$ 3,609,139
Net realized gain (loss) on investment transactions	24,973,515	26,472,017
Net unrealized appreciation (depreciation) during the period on investment transactions	(4,813,405)	3,296,964
Net increase (decrease) in net assets resulting from operations	24,702,458	33,378,120
Distributions to shareholders from: Net investment income: Class A	(4,319,400)	(5,238,343)
Class B	(1,106,261)	(1,218,036)
Portfolio share transactions: Class A Proceeds from shares sold	12,106,913	24,909,113
Reinvestment of distributions	4,319,400	5,238,343
Cost of shares redeemed	(21,650,859)	(38,838,821)
Net increase (decrease) in net assets from Class A share transactions	(5,224,546)	(8,691,365)
Class B Proceeds from shares sold	4,546,700	13,931,982
Reinvestment of distributions	1,106,261	1,218,036
Cost of shares redeemed	(5,660,779)	(5,723,561)
Net increase (decrease) in net assets from Class B share transactions	(7,818)	9,426,457
Increase (decrease) in net assets	14,044,433	27,656,833
Net assets at beginning of period	258,227,033	230,570,200
Net assets at end of period (including undistributed net investment income of $154,795 and $1,038,108, respectively)	$ 272,271,466	$ 258,227,033
Other Information
Class A Shares outstanding at beginning of period	14,778,650	15,442,740
Shares sold	854,288	2,084,048
Shares issued to shareholders in reinvestment of distributions	298,301	457,897
Shares redeemed	(1,524,487)	(3,206,035)
Net increase (decrease) in Class A shares	(371,898)	(664,090)
Shares outstanding at end of period	14,406,752	14,778,650
Class B Shares outstanding at beginning of period	4,725,198	3,923,204
Shares sold	316,517	1,162,087
Shares issued to shareholders in reinvestment of distributions	76,399	106,471
Shares redeemed	(394,625)	(466,564)
Net increase (decrease) in Class B shares	(1,709)	801,994
Shares outstanding at end of period	4,732,489	4,725,198

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.25	$ 11.91	$ 10.18	$ 7.96	$ 9.24	$ 14.73
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.20	.17	.10	.12	.05
Net realized and unrealized gain (loss) on investment transactions	1.04	1.48	1.67	2.23	(1.36)	(3.46)
Total from investment operations	1.28	1.68	1.84	2.33	(1.24)	(3.41)
Less distributions from: Net investment income	(.29)	(.34)	(.11)	(.11)	(.04)	(.10)
Net realized gain on investment transactions	—	—	—	—	—	(1.98)
Total distributions	(.29)	(.34)	(.11)	(.11)	(.04)	(2.08)
Net asset value, end of period	$ 14.24	$ 13.25	$ 11.91	$ 10.18	$ 7.96	$ 9.24
Total Return (%)	9.63**	14.51	18.25	29.83	(13.48)	(24.43)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	205	196	184	147	120	121
Ratio of expenses (%)	.85*	.87	.89	.94	.85	.92
Ratio of net investment income (%)	1.66[c]	1.59	1.58	1.17	1.46	.44
Portfolio turnover rate (%)	105*	93	88	139	190	145

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratio for the six months ended June 30, 2006 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.21	$ 11.88	$ 10.15	$ 7.94	$ 8.98
Income (loss) from investment operations: Net investment income (loss)[c]	.21	.15	.13	.06	.02
Net realized and unrealized gain (loss) on investment transactions	1.03	1.47	1.67	2.24	(1.06)
Total from investment operations	1.24	1.62	1.80	2.30	(1.04)
Less distributions from: Net investment income	(.23)	(.29)	(.07)	(.09)	—
Net asset value, end of period	$ 14.22	$ 13.21	$ 11.88	$ 10.15	$ 7.94
Total Return (%)	9.37**	14.00	17.84	29.42	(11.58)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	62	47	18.4
Ratio of expenses (%)	1.22*	1.26	1.28	1.33	1.11*
Ratio of net investment income (%)	1.47[d]	1.20	1.19	.78	.54*
Portfolio turnover rate (%)	105*	93	88	139	190

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] The ratio for the six months ended June 30, 2006 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Janus Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.60	$ 1,017.70
Expenses Paid per $1,000*	$ 4.21	$ 6.20
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.63	$ 1,018.65
Expenses Paid per $1,000*	$ 4.21	$ 6.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth & Income VIP	.84%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Janus Growth & Income VIP

DWS Janus Growth & Income VIP returned 2.06% (Class A shares, unadjusted for contract charges) for the six months ended June 30, 2006, outperforming its benchmark, the Russell 1000 Growth Index, which returned -0.93% over the same period.

Yahoo!, Inc. and Aetna, Inc. were the greatest detractors during the period. Yahoo!, Inc. declined due to concerns about the company's long-term growth rate, as well as its competitive positioning versus Google, Inc. Aetna, Inc. came under pressure after the company released its earnings results for the first quarter of 2006. Although Aetna reported results above expectations, the medical loss ratio spiked to 80% versus expectations of 78%. Despite concerns about this, we believe that underlying medical cost trends are decelerating in line with our expectations and faster than commercial pricing.

British Sky Broadcasting PLC and Suncor Energy, Inc. drove performance during the period. British Sky Broadcasting and the Portfolio's other consumer discretionary investments were able to gain ground despite questionable outlooks for advertising and personal spending.

Going forward, we will maintain our strategy of selecting stocks one at a time and staying close to the best ideas generated by the Janus research team.

Minyoung Sohn
Portfolio Manager

Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio also invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the Portfolio, can decline and the investor can lose principal value. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks of larger US companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Janus Growth & Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	95%	89%
Cash Equivalents	3%	3%
Preferred Stocks	2%	2%
Convertible Preferred Stocks	—	6%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	6/30/06	12/31/05

Information Technology	27%	28%
Energy	21%	18%
Health Care	14%	15%
Consumer Discretionary	11%	11%
Financials	11%	13%
Industrials	9%	8%
Consumer Staples	7%	7%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 50. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Janus Growth & Income VIP

	Shares	Value ($)

Common Stocks 95.3%
Consumer Discretionary 11.2%
Hotels Restaurants & Leisure 2.0%
Four Seasons Hotels Ltd. (a)	32,680	2,007,859
Harrah's Entertainment, Inc.	33,685	2,397,699
		4,405,558
Household Durables 0.5%
NVR, Inc.* (a)	2,245	1,102,856
Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	46,315	1,791,464
Leisure Equipment & Products 1.3%
Marvel Entertainment, Inc.* (a)	141,887	2,837,740
Media 3.7%
British Sky Broadcasting Group PLC	444,341	4,712,312
Lamar Advertising Co. "A"* (a)	49,205	2,650,181
XM Satellite Radio Holdings, Inc. "A"* (a)	60,000	879,000
		8,241,493
Specialty Retail 2.9%
Best Buy Co., Inc.	30,030	1,646,845
PETsMART, Inc. (a)	90,380	2,313,728
Tiffany & Co.	81,245	2,682,710
		6,643,283
Consumer Staples 6.6%
Food & Staples Retailing 0.6%
Whole Foods Market, Inc.	20,000	1,292,800
Food Products 2.6%
Archer-Daniels-Midland Co.	65,460	2,702,189
Dean Foods Co.*	83,565	3,107,782
		5,809,971
Household Products 2.2%
Procter & Gamble Co.	90,710	5,043,476
Tobacco 1.2%
Altria Group, Inc.	35,300	2,592,079
Energy 18.8%
Energy Equipment & Services 1.3%
Halliburton Co.	38,330	2,844,469
Oil, Gas & Consumable Fuels 17.5%
Apache Corp.	20,495	1,398,784
EnCana Corp.	141,118	7,428,451
EOG Resources, Inc.	18,040	1,250,894
ExxonMobil Corp.	157,250	9,647,287
Hess Corp. (a)	69,165	3,655,370
Petro-Canada	82,744	3,925,578
Suncor Energy, Inc.	95,343	7,715,925
Valero Energy Corp.	64,890	4,316,483
		39,338,772
Financials 10.4%
Commercial Banks 2.8%
Commerce Bancorp, Inc. (a)	81,535	2,908,354
US Bancorp.	112,657	3,478,848
		6,387,202
	Shares	Value ($)

Diversified Financial Services 5.6%
Citigroup, Inc.	159,708	7,704,314
JPMorgan Chase & Co.	114,180	4,795,560
		12,499,874
Thrifts & Mortgage Finance 2.0%
Fannie Mae	92,065	4,428,326
Health Care 13.8%
Biotechnology 3.8%
Amylin Pharmaceuticals, Inc.* (a)	90,000	4,443,300
Genentech, Inc.*	45,000	3,681,000
Neurocrine Biosciences, Inc.* (a)	32,180	341,108
		8,465,408
Health Care Equipment & Supplies 0.4%
Align Technology, Inc.* (a)	120,340	889,312
Health Care Providers & Services 4.8%
Aetna, Inc.	115,140	4,597,540
UnitedHealth Group, Inc.	138,580	6,205,612
		10,803,152
Pharmaceuticals 4.8%
Roche Holding AG (Genusschein)	40,806	6,745,649
Sanofi-Aventis (a)	41,067	4,007,792
		10,753,441
Industrials 9.2%
Aerospace & Defense 1.9%
Boeing Co.	52,470	4,297,818
Air Freight & Logistics 1.2%
United Parcel Service, Inc. "B"	31,630	2,604,098
Electrical Equipment 1.1%
Rockwell Automation, Inc. (a)	34,595	2,491,186
Industrial Conglomerates 3.7%
General Electric Co.	249,105	8,210,501
Road & Rail 1.3%
Canadian National Railway Co.	67,354	2,946,737
Information Technology 25.3%
Communications Equipment 2.0%
Cisco Systems, Inc.*	104,135	2,033,757
Nokia Oyj (ADR)	119,320	2,417,423
		4,451,180
Computers & Peripherals 5.0%
Apple Computer, Inc.*	40,000	2,284,800
Dell, Inc.*	110,605	2,699,868
EMC Corp.*	407,050	4,465,338
SanDisk Corp.*	35,000	1,784,300
		11,234,306
Internet Software & Services 3.9%
Google, Inc. "A"*	10,500	4,402,965
Yahoo!, Inc.*	132,345	4,367,385
		8,770,350
Semiconductors & Semiconductor Equipment 9.9%
Advanced Micro Devices, Inc.*	343,330	8,384,118
NVIDIA Corp.*	60,334	1,284,511
	Shares	Value ($)

Samsung Electronics Co., Ltd. (GDR), 144A	25,065	7,876,676
Spansion, Inc. "A"* (a)	132,620	2,113,963
Texas Instruments, Inc.	82,430	2,496,805
		22,156,073
Software 4.5%
Adobe Systems, Inc.*	31,625	960,135
Electronic Arts, Inc.*	70,480	3,033,459
Microsoft Corp.	119,435	2,782,836
Oracle Corp.*	224,965	3,259,744
		10,036,174
Total Common Stocks (Cost $166,825,174)		213,369,099

Preferred Stocks 2.2%
Energy 1.2%
Oil, Gas & Consumable Fuels
Hess Corp., 7.0%	20,700	2,746,890
	Shares	Value ($)

Information Technology 1.0%
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	4,350	2,122,846
Total Preferred Stocks (Cost $2,775,467)		4,869,736

Securities Lending Collateral 11.7%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $26,295,328)	26,295,328	26,295,328

Cash Equivalents 2.9%
Cash Management QP Trust, 5.07% (d) (Cost $6,403,032)	6,403,032	6,403,032
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $202,299,001)+	112.1	250,937,195
Other Assets and Liabilities, Net	(12.1)	(27,038,144)
Net Assets	100.0	223,899,051

* Non-income producing security.

+ The cost for federal income tax purposes was $202,689,905. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $48,247,290. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $54,876,669 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,629,379.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $25,754,984 which is 11.5% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

As of June 30, 2006, the Portfolio had the following open foreign forward currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) ($)
CHF	925,000	USD	716,588	8/10/2006	(43,551)
EUR	200,000	USD	251,181	10/19/2006	(6,494)
CHF	1,355,000	USD	1,112,936	1/11/2007	(18,483)
EUR	1,115,000	USD	1,421,625	1/11/2007	(22,073)
Total net unrealized depreciation					(90,601)
Currency Abbreviations
USD US Dollars CHF Swiss Frank EUR Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $169,600,641) — including $25,754,984 of securities loaned	$ 218,238,835
Investments in Daily Asset Fund Institutional, (cost $26,295,328)*	26,295,328
Investment in Cash Management QP Trust (cost $6,403,032)	6,403,032
Total investments in securities, at value (cost $202,299,001)	250,937,195
Foreign currency, at value, (cost $90,882)	90,961
Dividends receivable	182,185
Interest receivable	21,477
Receivable for Portfolio shares sold	39
Foreign taxes recoverable	834
Other assets	2,925
Total assets	251,235,616
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	90,601
Payable upon return of securities loaned	26,295,328
Payable for investments purchased	540,165
Payable for Portfolio shares redeemed	210,204
Accrued management fee	128,508
Other accrued expenses and payables	71,759
Total liabilities	27,336,565
Net assets, at value	$ 223,899,051
Net Assets
Net assets consist of: Undistributed net investment income	1,018,948
Net unrealized appreciation (depreciation) on: Investments	48,638,194
Foreign currency related transactions	(91,988)
Accumulated net realized gain (loss)	(30,057,656)
Paid-in capital	204,391,553
Net assets, at value	$ 223,899,051
Class A Net Asset Value, offering and redemption price per share ($192,071,807 ÷ 17,138,928 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.21
Class B Net Asset Value, offering and redemption price per share ($31,827,244 ÷ 2,855,776 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.14

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $45,532)	$ 2,196,504
Interest — Cash Management QP Trust	88,175
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	18,547
Total Income	2,303,226
Expenses: Management fee	880,325
Custodian and accounting fees	46,710
Distribution service fees (Class B)	41,556
Record keeping fees (Class B)	23,900
Auditing	23,390
Legal	10,417
Trustees' fees and expenses	6,565
Reports to shareholders	13,000
Other	13,071
Total expenses before expense reductions	1,058,934
Expense reductions	(3,225)
Total expenses after expense reductions	1,055,709
Net investment income (loss)	1,247,517
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,900,993
Foreign currency related transactions	12,344
11,913,337
Net unrealized appreciation (depreciation) during the period on: Investments	(8,355,647)
Foreign currency related transactions	(227,012)
(8,582,659)
Net gain (loss) on investment transactions	3,330,678
Net increase (decrease) in net assets resulting from operations	$ 4,578,195

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 1,247,517	$ 828,820
Net realized gain (loss) on investment transactions	11,913,337	9,144,683
Net unrealized appreciation (depreciation) during the period on investment transactions	(8,582,659)	14,101,550
Net increase (decrease) in net assets resulting from operations	4,578,195	24,075,053
Distributions to shareholders from: Net investment income: Class A	(1,244,972)	(419,512)
Class B	(74,570)	—
Portfolio share transactions: Class A Proceeds from shares sold	9,486,684	11,053,339
Reinvestment of distributions	1,244,972	419,512
Cost of shares redeemed	(16,356,157)	(23,499,483)
Net increase (decrease) in net assets from Class A share transactions	(5,624,501)	(12,026,632)
Class B Proceeds from shares sold	2,315,805	5,186,158
Reinvestment of distributions	74,570	—
Cost of shares redeemed	(3,428,204)	(3,183,678)
Net increase (decrease) in net assets from Class B share transactions	(1,037,829)	2,002,480
Increase (decrease) in net assets	(3,403,677)	13,631,389
Net assets at beginning of period	227,302,728	213,671,339
Net assets at end of period (including undistributed net investment income of $1,018,948 and $1,090,973, respectively)	$ 223,899,051	$ 227,302,728
Other Information
Class A Shares outstanding at beginning of period	17,645,394	18,888,001
Shares sold	823,688	1,050,942
Shares issued to shareholders in reinvestment of distributions	107,325	43,249
Shares redeemed	(1,437,479)	(2,336,798)
Net increase (decrease) in Class A shares	(506,466)	(1,242,607)
Shares outstanding at end of period	17,138,928	17,645,394
Class B Shares outstanding at beginning of period	2,946,169	2,758,937
Shares sold	202,179	500,557
Shares issued to shareholders in reinvestment of distributions	6,456	—
Shares redeemed	(299,028)	(313,325)
Net increase (decrease) in Class B shares	(90,393)	187,232
Shares outstanding at end of period	2,855,776	2,946,169

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002***	2001
Selected Per Share Data					(Restated)
Net asset value, beginning of period	$ 11.05	$ 9.88	$ 8.86	$ 7.18	$ 9.05	$ 10.40
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.05	.03	.03	.04	.08
Net realized and unrealized gain (loss) on investment transactions	.17	1.14	.99	1.71	(1.86)	(1.36)
Total from investment operations	.23	1.19	1.02	1.74	(1.82)	(1.28)
Less distributions from: Net investment income	(.07)	(.02)	—	(.06)	(.05)	(.07)
Net asset value, end of period	$ 11.21	$ 11.05	$ 9.88	$ 8.86	$ 7.18	$ 9.05
Total Return (%)	2.06**	12.11	11.51	24.37	(20.22)	(12.28)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	192	195	187	189	167	179
Ratio of expenses (%)	.84*	.92	1.06	1.07	1.04	1.05
Ratio of net investment income (loss) (%)	1.12*	.45	.34	.40	.54	.90
Portfolio turnover rate (%)	52*	32	52	46	57	48

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -20.56% to -20.22% in accordance with this change.

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002b***
Selected Per Share Data					(Restated)
Net asset value, beginning of period	$ 10.97	$ 9.82	$ 8.84	$ 7.17	$ 7.96
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.01	(.01)	.00[d]	.02
Net realized and unrealized gain (loss) on investment transactions	.16	1.14	.99	1.71	(.81)
Total from investment operations	.20	1.15	.98	1.71	(.79)
Less distributions from: Net investment income	(.03)	—	—	(.04)	—
Net asset value, end of period	$ 11.14	$ 10.97	$ 9.82	$ 8.84	$ 7.17
Total Return (%)	1.77**	11.71[e]	11.09	23.94	(9.92)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	32	27	15.4
Ratio of expenses before expense reductions (%)	1.24*	1.32	1.44	1.47	1.29*
Ratio of expenses after expense reductions (%)	1.24*	1.30	1.44	1.47	1.29*
Ratio of net investment income (loss) (%)	.72*	.07	(.04)	(.01)	.48*
Portfolio turnover rate (%)	52*	32	52	46	57

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005 per share.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Subsequent to December 31, 2002, these numbers have been restated to reflect an adjustment to the value of a security as of December 31, 2002. The effect of this adjustment for the year ended December 31, 2002 was to increase the net asset value per share by $0.03. The total return was also adjusted from -10.30% to -9.92% in accordance with this change.

Information About Your Portfolio's Expenses

DWS Janus Growth Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 950.20	$ 949.20
Expenses Paid per $1,000*	$ 4.26	$ 6.14
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.43	$ 1,018.50
Expenses Paid per $1,000*	$ 4.41	$ 6.36

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Janus Growth Opportunities VIP	.88%	1.27%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Janus Growth Opportunities VIP

DWS Janus Growth Opportunities VIP underperformed its benchmark, the Russell 1000 Growth Index, for the six months ended June 30, 2006, returning -4.98% (Class A shares, unadjusted for contract charges) versus -0.93% for the index.

Stock selection in the health care sector accounted for most of the Portfolio's underperformance during the period. UnitedHealth Group, Inc. experienced challenges resulting from the company's integration of Pacific Care Health Systems, the loss of a major subscriber, and profit-taking following strong performance in 2005. Medtronic, Inc. also suffered from short-term concerns on the market's fears of a significant decline in orders for the company's implantable cardioverter defibrillators (ICDs). We slightly trimmed the Portfolio's exposure to both companies, but still believe in their long-term potential.

Poor performance from Expedia, Inc and XM Satellite Radio Holdings, Inc. led to lagging results for the Portfolio's consumer discretionary sector. Expedia faces concerns about the impact increased spending will have on earnings and near-term profitability, so we eliminated the Portfolio's position in the company during the period. Increases in subscriber acquisition costs brought on by problems in the auto industry caused XM to decline during the first quarter, but we remain optimistic about the stock, so we took advantage of its weakness to purchase additional shares.

Though the Portfolio's slight overweight position in the information technology sector pressured relative results, stock selection from the group was strong, with Research in Motion Ltd. and Cisco Systems, Inc. being the top performers for the period. The Portfolio's investment in the energy sector also helped performance, with standouts including ExxonMobil Corp. and Halliburton Co.

To prepare for a potentially weaker market, our priority is to find companies that can continue to post good growth rates in a slower economy as well as companies offering limited downside regardless of macroeconomic developments.

Marc Pinto

Portfolio Manager
Janus Capital Management LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividends and capital gain distribution, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions.The Portfolio also invests in individual bonds, whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds and thus the value of the investment can decline and the investor can lose principal value. The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty). Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

The Russell 1000 Growth Index is an unmanaged index composed of common stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

DWS Janus Growth Opportunities VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Information Technology	30%	27%
Health Care	19%	21%
Consumer Discretionary	14%	19%
Energy	13%	7%
Financials	12%	8%
Industrials	6%	8%
Consumer Staples	5%	6%
Utilities	1%	—
Materials	—	2%
Telecommunication Services	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 59. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Janus Growth Opportunities VIP

	Shares	Value ($)

Common Stocks 96.7%
Consumer Discretionary 13.5%
Diversified Consumer Services 0.6%
Apollo Group, Inc. "A"*	16,590	857,205
Hotels Restaurants & Leisure 2.7%
Starbucks Corp.*	96,520	3,644,595
Internet & Catalog Retail 3.3%
Amazon.com, Inc.*	53,020	2,050,814
IAC/InterActiveCorp.*	95,790	2,537,477
		4,588,291
Media 0.8%
XM Satellite Radio Holdings, Inc. "A"*	75,125	1,100,581
Specialty Retail 4.0%
Home Depot, Inc.	76,290	2,730,419
Staples, Inc.	115,345	2,805,191
		5,535,610
Textiles, Apparel & Luxury Goods 2.1%
NIKE, Inc. "B"	35,360	2,864,160
Consumer Staples 4.5%
Beverages 1.2%
PepsiCo, Inc.	28,255	1,696,430
Food & Staples Retailing 1.3%
Sysco Corp.	59,945	1,831,919
Household Products 2.0%
Procter & Gamble Co.	48,420	2,692,152
Energy 12.2%
Energy Equipment & Services 1.6%
Halliburton Co.	30,240	2,244,110
Oil, Gas & Consumable Fuels 10.6%
EOG Resources, Inc.	49,080	3,403,207
ExxonMobil Corp.	20,730	1,271,786
Occidental Petroleum Corp.	67,945	6,967,760
Valero Energy Corp.	43,835	2,915,904
		14,558,657
Financials 11.9%
Capital Markets 5.5%
Merrill Lynch & Co., Inc.	54,590	3,797,280
optionsXpress Holdings, Inc.	64,400	1,501,164
UBS AG	20,315	2,228,556
		7,527,000
Consumer Finance 3.6%
American Express Co.	94,160	5,011,195
Thrifts & Mortgage Finance 2.8%
Fannie Mae	80,720	3,882,632
Health Care 18.6%
Biotechnology 5.9%
Amgen, Inc.*	58,255	3,799,973
Genentech, Inc.*	27,260	2,229,868
Gilead Sciences, Inc.*	35,755	2,115,266
		8,145,107
	Shares	Value ($)

Health Care Equipment & Supplies 2.6%
Alcon, Inc.	13,160	1,296,918
Boston Scientific Corp.*	70,420	1,185,873
Medtronic, Inc.	22,550	1,058,046
		3,540,837
Health Care Providers & Services 5.9%
Caremark Rx, Inc.*	39,780	1,983,829
Coventry Health Care, Inc.*	74,560	4,096,326
UnitedHealth Group, Inc.	46,170	2,067,493
		8,147,648
Pharmaceuticals 4.2%
Eli Lilly & Co.	20,855	1,152,656
Johnson & Johnson	35,280	2,113,978
Sanofi-Aventis (ADR)	51,605	2,513,163
		5,779,797
Industrials 5.5%
Air Freight & Logistics 1.7%
FedEx Corp.	19,285	2,253,645
Industrial Conglomerates 3.8%
General Electric Co.	159,740	5,265,030
Information Technology 29.2%
Communications Equipment 9.4%
Cisco Systems, Inc.*	118,525	2,314,793
Motorola, Inc.	79,790	1,607,769
QUALCOMM, Inc.	82,620	3,310,583
Research In Motion Ltd.*	82,580	5,761,607
		12,994,752
Computers & Peripherals 2.8%
EMC Corp.*	165,400	1,814,438
SanDisk Corp.*	38,685	1,972,161
		3,786,599
Internet Software & Services 6.1%
Google, Inc. "A"*	6,700	2,809,511
Yahoo!, Inc.*	168,845	5,571,885
		8,381,396
Semiconductors & Semiconductor Equipment 7.5%
Advanced Micro Devices, Inc.*	143,155	3,495,845
Samsung Electronics Co., Ltd. (GDR), 144A	12,444	3,910,527
Texas Instruments, Inc.	94,845	2,872,855
		10,279,227
Software 3.4%
Adobe Systems, Inc.*	72,280	2,194,421
Microsoft Corp.	29,800	694,340
SAP AG (ADR)	33,230	1,745,240
		4,634,001
Utilities 1.3%
Independent Power Producers & Energy Traders
TXU Corp.	30,020	1,794,896
Total Common Stocks (Cost $118,024,144)		133,037,472

	Shares	Value ($)

Cash Equivalents 3.1%
Cash Management QP Trust, 5.07% (a) (Cost $4,218,383)	4,218,383	4,218,383
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $122,242,527)+	99.8	137,255,855
Other Assets and Liabilities, Net	0.2	243,597
Net Assets	100.0	137,499,452

* Non-income producing security.

+ The cost for federal income tax purposes was $122,703,108. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $14,552,747. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $19,372,311 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,819,564.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $118,024,144)	$ 133,037,472
Investment in Cash Management QP Trust (cost $4,218,383)	4,218,383
Total investments in securities, at value (cost $122,242,527)	137,255,855
Cash	10,000
Receivable for investments sold	960,537
Receivable for Portfolio shares sold	178,208
Dividends receivable	145,943
Interest receivable	13,732
Foreign taxes recoverable	7,368
Other assets	1,731
Total assets	138,573,374
Liabilities
Payable for Portfolio shares redeemed	46,020
Payable for investments purchased	897,530
Accrued management fee	79,942
Other accrued expenses and payables	50,430
Total liabilities	1,073,922
Net assets, at value	$ 137,499,452
Net Assets
Net assets consist of: Undistributed net investment income	148,676
Net unrealized appreciation (depreciation) on investments	15,013,328
Accumulated net realized gain (loss)	(79,581,594)
Paid-in capital	201,919,042
Net assets, at value	$ 137,499,452
Class A Net Asset Value, offering and redemption price per share ($127,399,203 ÷ 16,043,374 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.94
Class B Net Asset Value, offering and redemption price per share ($10,100,249 ÷ 1,287,038 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.85
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $15,244)	$ 792,634
Interest — Cash Management QP Trust	33,850
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	2,170
Total Income	828,654
Expenses: Management fee	557,969
Custodian and accounting fees	37,765
Distribution service fees (Class B)	13,417
Record keeping fees (Class B)	7,353
Auditing	22,173
Legal	7,487
Trustees' fees and expenses	9,280
Reports to shareholders	12,378
Registration fees	1,764
Other	10,101
Total expenses before expense reductions	679,687
Expense reductions	(2,114)
Total expenses after expense reductions	677,573
Net investment income (loss)	151,081
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,647,204
Net unrealized appreciation (depreciation) during the period on investments	(12,982,037)
Net gain (loss) on investment transactions	(7,334,833)
Net increase (decrease) in net assets resulting from operations	$ (7,183,752)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 151,081	$ 120,628
Net realized gain (loss) on investment transactions	5,647,204	9,044,548
Net unrealized appreciation (depreciation) during the period on investment transactions	(12,982,037)	2,157,957
Net increase (decrease) in net assets resulting from operations	(7,183,752)	11,323,133
Distributions to shareholders from: Net investment income: Class A	(68,908)	(444,341)
Portfolio share transactions: Class A Proceeds from shares sold	5,927,764	21,843,431
Reinvestment of distributions	68,908	444,341
Cost of shares redeemed	(16,016,222)	(20,249,635)
Net increase (decrease) in net assets from Class A share transactions	(10,019,550)	2,038,137
Class B Proceeds from shares sold	942,813	5,338,867
Cost of shares redeemed	(1,127,945)	(3,553,140)
Net increase (decrease) in net assets from Class B share transactions	(185,132)	1,785,727
Increase (decrease) in net assets	(17,457,342)	14,702,656
Net assets at beginning of period	154,956,794	140,254,138
Net assets at end of period (including undistributed net investment income of $148,676 and $66,503, respectively)	$ 137,499,452	$ 154,956,794
Other Information
Class A Shares outstanding at beginning of period	17,245,579	16,930,734
Shares sold	701,482	2,847,686
Shares issued to shareholders in reinvestment of distributions	8,107	59,088
Shares redeemed	(1,911,794)	(2,591,929)
Net increase (decrease) in Class A shares	(1,202,205)	314,845
Shares outstanding at end of period	16,043,374	17,245,579
Class B Shares outstanding at beginning of period	1,310,790	1,081,562
Shares sold	115,654	672,131
Shares redeemed	(139,406)	(442,903)
Net increase (decrease) in Class B shares	(23,752)	229,228
Shares outstanding at end of period	1,287,038	1,310,790

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.36	$ 7.79	$ 6.92	$ 5.45	$ 7.86	$ 10.31
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.01	.02	(.01)	(.01)	(.03)
Net realized and unrealized gain (loss) on investment transactions	(.43)	.59	.85	1.48	(2.40)	(2.42)
Total from investment operations	(.42)	.60	.87	1.47	(2.41)	(2.45)
Less distributions from: Net investment income	(.00)***	(.03)	—	—	—	—
Net asset value, end of period	$ 7.94	$ 8.36	$ 7.79	$ 6.92	$ 5.45	$ 7.86
Total Return (%)	(4.98)**	7.67	12.57	26.97	(30.53)	(23.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	127	144	132	132	118	164
Ratio of expenses before expense reductions (%)	.88*	.92	1.06	1.07	1.01	1.11
Ratio of expenses after expense reductions (%)	.88*	.92	1.06	1.07	1.01	1.10
Ratio of net investment income (%)	.23*	.10	.31	(.17)	(.10)	(.31)
Portfolio turnover rate (%)	70*	46	58	50	48	34
[a] For the six months ended June 30, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized *** Amount is less than $.005.
Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 8.27	$ 7.72	$ 6.88	$ 5.44	$ 5.87
Income (loss) from investment operations: Net investment income (loss)[c]	.00***	(.02)	(.01)	(.04)	(.01)
Net realized and unrealized gain (loss) on investment transactions	(.42)	.57	.85	1.48	(.42)
Total from investment operations	(.42)	.55	.84	1.44	(.43)
Net asset value, end of period	$ 7.85	$ 8.27	$ 7.72	$ 6.88	$ 5.44
Total Return (%)	(5.08)**	7.12	12.21	26.47	(7.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	11	8	6.2
Ratio of expenses (%)	1.27*	1.31	1.45	1.46	1.29*
Ratio of net investment income (%)	(.16)*	(.29)	(.08)	(.56)	(.49)*
Portfolio turnover rate (%)	70*	46	58	50	48

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Information About Your Portfolio's Expenses

DWS Large Cap Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,039.10	$ 1,037.50
Expenses Paid per $1,000*	$ 4.04	$ 5.96
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.83	$ 1,018.94
Expenses Paid per $1,000*	$ 4.01	$ 5.91

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.80%	1.18%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Large Cap Value VIP

The broad equity market, as measured by the Standard & Poor's 500 (S&P 500) Index, had a return of 2.71% for the six-month period ended June 2006. The Portfolio returned 3.91% (Class A shares, unadjusted for contract charges), which underperformed its benchmark, the Russell 1000 Value Index, which posted a return of 6.56% for the first half of 2006. The main reason for the underperformance was that mid-cap stocks outperformed large-cap stocks (as measured by the Russell Mid Cap Index and Russell 1000 Index respectively).

The most significant negative effect on performance, both on an absolute basis and relative to the benchmark, was a significant overweight in information technology. Intel Corp. dropped sharply on disappointing earnings; other technology holdings that hurt performance were Analog Devices, Inc., International Business Machines Corp. and Microsoft Corp. (Microsoft was not held by the Portfolio at the end of the reporting period.) However, some large technology holdings, including Nokia Oyj and Cisco Systems, Inc., were among the best-performing stocks in the Portfolio.

On the positive side, performance was helped by an overweight in energy and stock selection in the energy group, with significant exposure to oil and gas exploration as well as refiners and marketers. Energy stocks that were particularly strong include Marathon Oil Corp., Baker Hughes, Inc. and Halliburton Co. Except for Baker Hughes, which was sold on strength, these stocks remain in the Portfolio.

We are very pleased with the Portfolio's positioning in high-quality stocks with low price/earnings ratios, above-average dividend yields and good earnings growth. We believe there are many reasons to expect large-cap value stocks to begin leading the market in the months ahead. Of course, past performance is no guarantee of future results.

Thomas F. Sassi Steve Scrudato, CFA

Lead Portfolio Manager Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to stock market risk. It focuses its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 3-% of the total market capitalization of the Russell 1000 Index.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Large Cap Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	96%	95%
Cash Equivalents	4%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	32%	25%
Energy	20%	16%
Information Technology	14%	20%
Health Care	9%	7%
Industrials	9%	9%
Consumer Staples	6%	6%
Telecommunication Services	4%	3%
Materials	3%	3%
Consumer Discretionary	2%	7%
Utilities	1%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 67. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Large Cap Value VIP

	Shares	Value ($)

Common Stocks 95.7%
Consumer Discretionary 1.5%
Specialty Retail
TJX Companies, Inc.	193,800	4,430,268
Consumer Staples 5.6%
Beverages 1.7%
Coca-Cola Co.	122,600	5,274,252
Food & Staples Retailing 0.8%
Wal-Mart Stores, Inc.	46,300	2,230,271
Food Products 1.1%
General Mills, Inc.	66,400	3,430,224
Household Products 2.0%
Colgate-Palmolive Co.	75,700	4,534,430
Kimberly-Clark Corp.	26,100	1,610,370
		6,144,800
Energy 18.7%
Energy Equipment & Services 5.6%
BJ Services Co.	173,900	6,479,514
ENSCO International, Inc.	125,700	5,784,714
Halliburton Co.	67,000	4,972,070
		17,236,298
Oil, Gas & Consumable Fuels 13.1%
Chevron Corp.	184,800	11,468,688
ConocoPhillips	139,400	9,134,882
ExxonMobil Corp.	213,500	13,098,225
Marathon Oil Corp.	77,500	6,455,750
		40,157,545
Financials 30.8%
Capital Markets 4.6%
Bear Stearns Companies, Inc.	16,500	2,311,320
Lehman Brothers Holdings, Inc.	23,500	1,531,025
Merrill Lynch & Co., Inc.	39,800	2,768,488
Morgan Stanley	91,400	5,777,394
The Goldman Sachs Group, Inc.	11,000	1,654,730
		14,042,957
Commercial Banks 8.9%
AmSouth Bancorp.	154,200	4,078,590
SunTrust Banks, Inc.	57,200	4,362,072
US Bancorp.	174,700	5,394,736
Wachovia Corp.	115,800	6,262,464
Wells Fargo & Co.	108,600	7,284,888
		27,382,750
Diversified Financial Services 9.6%
Bank of America Corp.	232,626	11,189,311
Citigroup, Inc.	210,700	10,164,168
JPMorgan Chase & Co.	195,200	8,198,400
		29,551,879
Insurance 4.8%
AFLAC, Inc.	79,100	3,666,285
Allstate Corp.	78,400	4,290,832
American International Group, Inc.	112,600	6,649,030
		14,606,147
	Shares	Value ($)

Thrifts & Mortgage Finance 2.9%
Freddie Mac	79,000	4,503,790
Washington Mutual, Inc. (a)	98,000	4,466,840
		8,970,630
Health Care 8.6%
Health Care Equipment & Supplies 1.0%
Baxter International, Inc.	86,800	3,190,768
Health Care Providers & Services 0.5%
UnitedHealth Group, Inc.	33,200	1,486,696
Pharmaceuticals 7.1%
Abbott Laboratories	126,500	5,516,665
Johnson & Johnson	87,900	5,266,968
Pfizer, Inc.	293,600	6,890,792
Wyeth	91,900	4,081,279
		21,755,704
Industrials 8.4%
Aerospace & Defense 2.9%
Honeywell International, Inc.	65,800	2,651,740
L-3 Communications Holdings, Inc.	33,700	2,541,654
United Technologies Corp.	60,000	3,805,200
		8,998,594
Building Products 0.8%
Masco Corp.	85,000	2,519,400
Industrial Conglomerates 1.5%
General Electric Co.	133,600	4,403,456
Machinery 3.2%
Dover Corp. (a)	85,100	4,206,493
Ingersoll-Rand Co., Ltd. "A"	128,900	5,514,342
		9,720,835
Information Technology 13.3%
Communications Equipment 3.1%
Cisco Systems, Inc.*	262,100	5,118,813
Nokia Oyj (ADR)	218,400	4,424,784
		9,543,597
Computers & Peripherals 4.1%
Hewlett-Packard Co.	208,197	6,595,681
International Business Machines Corp.	78,200	6,007,324
		12,603,005
IT Services 0.7%
Automatic Data Processing, Inc.	50,400	2,285,640
Semiconductors & Semiconductor Equipment 5.4%
Analog Devices, Inc.	153,900	4,946,346
Applied Materials, Inc.	242,500	3,947,900
Intel Corp.	200,400	3,797,580
Texas Instruments, Inc.	125,200	3,792,308
		16,484,134
Materials 3.2%
Chemicals 2.1%
E.I. du Pont de Nemours & Co.	153,600	6,389,760
Containers & Packaging 1.1%
Sonoco Products Co.	106,500	3,370,725
	Shares	Value ($)

Telecommunication Services 4.2%
Diversified Telecommunication Services
AT&T, Inc.	218,200	6,085,598
Verizon Communications, Inc.	202,900	6,795,120
		12,880,718
Utilities 1.4%
Electric Utilities
FPL Group, Inc.	103,400	4,278,692
Total Common Stocks (Cost $253,688,217)		293,369,745

	Shares	Value ($)

Securities Lending Collateral 2.2%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $6,686,800)	6,686,800	6,686,800

Cash Equivalents 3.8%
Cash Management QP Trust, 5.07% (d) (Cost $11,782,543)	11,782,543	11,782,543
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $272,157,560)+	101.7	311,839,088
Other Assets and Liabilities, Net	(1.7)	(5,114,973)
Net Assets	100.0	306,724,115

* Non-income producing security.

+ The cost for federal income tax purposes was $273,645,312. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $38,193,776. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $42,527,688 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,333,912.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $6,545,856 which is 2.1% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $253,688,217) — including $6,545,856 of securities loaned	$ 293,369,745
Investment in Daily Assets Fund Institutional (cost $6,686,800)*	6,686,800
Investment in Cash Management QP Trust (cost $11,782,543)	11,782,543
Total investments in securities, at value (cost $272,157,560)	311,839,088
Receivable for investments sold	1,602,889
Dividends receivable	245,513
Interest receivable	63,783
Receivable for Portfolio shares sold	6,626
Foreign taxes recoverable	5,472
Other assets	5,313
Total assets	313,768,684
Liabilities
Payable for Portfolio shares redeemed	128,567
Payable upon return of securities loaned	6,686,800
Accrued management fee	185,079
Other accrued expenses and payables	44,123
Total liabilities	7,044,569
Net assets, at value	$ 306,724,115
Net Assets
Net assets consist of: Undistributed net investment income	2,825,190
Net unrealized appreciation (depreciation) on investments	39,681,528
Accumulated net realized gain (loss)	(5,851,369)
Paid-in capital	270,068,766
Net assets, at value	$ 306,724,115
Class A Net Asset Value, offering and redemption price per share ($267,999,493 ÷ 16,567,299 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.18
Class B Net Asset Value, offering and redemption price per share ($38,724,622 ÷ 2,392,079 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.19

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $41,515)	$ 3,757,705
Interest — Cash Management QP Trust	368,581
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	16,558
Total Income	4,142,844
Expenses: Management fee	1,165,357
Custodian fees	8,324
Distribution service fees (Class B)	50,692
Record keeping fees (Class B)	27,194
Auditing	22,349
Legal	8,666
Trustees' fees and expenses	8,457
Reports to shareholders	21,901
Other	10,530
Total expenses before expense reductions	1,323,470
Expense reductions	(2,598)
Total expenses after expense reductions	1,320,872
Net investment income (loss)	2,821,972
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,673,547
Net unrealized appreciation (depreciation) during the period on investments	(484,296)
Net gain (loss) on investment transactions	9,189,251
Net increase (decrease) in net assets resulting from operations	$ 12,011,223

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 2,821,972	$ 4,890,927
Net realized gain (loss) on investment transactions	9,673,547	11,041,062
Net unrealized appreciation (depreciation) during the period on investment transactions	(484,296)	(10,143,924)
Net increase (decrease) in net assets resulting from operations	12,011,223	5,788,065
Distributions to shareholders from: Net investment income: Class A	(4,273,682)	(4,761,672)
Class B	(482,902)	(575,737)
Portfolio share transactions: Class A Proceeds from shares sold	15,299,912	36,091,471
Reinvestment of distributions	4,273,682	4,761,672
Cost of shares redeemed	(25,738,189)	(47,266,915)
Net increase (decrease) in net assets from Class A share transactions	(6,164,595)	(6,413,772)
Class B Proceeds from shares sold	736,741	4,068,880
Reinvestment of distributions	482,902	575,737
Cost of shares redeemed	(4,025,011)	(4,564,820)
Net increase (decrease) in net assets from Class B share transactions	(2,805,368)	79,797
Increase (decrease) in net assets	(1,715,324)	(5,883,319)
Net assets at beginning of period	308,439,439	314,322,758
Net assets at end of period (including undistributed net investment income of $2,825,190 and $4,759,802, respectively)	$ 306,724,115	$ 308,439,439
Other Information
Class A Shares outstanding at beginning of period	16,949,748	17,350,180
Shares sold	933,952	2,330,962
Shares issued to shareholders in reinvestment of distributions	263,158	312,241
Shares redeemed	(1,579,559)	(3,043,635)
Net increase (decrease) in Class A shares	(382,449)	(400,432)
Shares outstanding at end of period	16,567,299	16,949,748
Class B Shares outstanding at beginning of period	2,564,460	2,560,016
Shares sold	44,939	261,484
Shares issued to shareholders in reinvestment of distributions	29,680	37,679
Shares redeemed	(247,000)	(294,719)
Net increase (decrease) in Class B shares	(172,381)	4,444
Shares outstanding at end of period	2,392,079	2,564,460

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.81	$ 15.79	$ 14.57	$ 11.24	$ 13.40	$ 13.40
Income (loss) from investment operations: Net investment income (loss)[b]	.16	.26	.27	.24	.23	.23
Net realized and unrealized gain (loss) on investment transactions	.47	.04	1.18	3.33	(2.20)	.01
Total from investment operations	.63	.30	1.45	3.57	(1.97)	.24
Less distributions from: Net investment income	(.26)	(.28)	(.23)	(.24)	(.19)	(.24)
Net asset value, end of period	$ 16.18	$ 15.81	$ 15.79	$ 14.57	$ 11.24	$ 13.40
Total Return (%)	3.91**	1.97[c]	10.07	32.60	(14.98)	1.87
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	268	268	274	263	215	257
Ratio of expenses before expense reductions (%)	.80*	.80	.80	.80	.79	.79
Ratio of expenses after expense reductions (%)	.80*	.80	.80	.80	.79	.79
Ratio of net investment income (loss) (%)	1.87*	1.64	1.84	1.94	1.84	1.75
Portfolio turnover rate (%)	76*	64	40	58	84	72

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.79	$ 15.77	$ 14.55	$ 11.23	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[c]	.12	.19	.22	.18	.15
Net realized and unrealized gain (loss) on investment transactions	.47	.05	1.17	3.35	(1.69)
Total from investment operations	.59	.24	1.39	3.53	(1.54)
Less distributions from: Net investment income	(.19)	(.22)	(.17)	(.21)	—
Net asset value, end of period	$ 16.19	$ 15.79	$ 15.77	$ 14.55	$ 11.23
Total Return (%)	3.75**	1.58[d]	9.65	32.19	(12.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	40	40	18.5
Ratio of expenses before expense reductions (%)	1.18*	1.21	1.18	1.19	1.04*
Ratio of expenses after expense reductions (%)	1.18*	1.20	1.18	1.19	1.04*
Ratio of net investment income (loss) %)	1.49*	1.24	1.46	1.55	2.74*
Portfolio turnover rate (%)	76*	64	40	58	84**

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Legg Mason Aggressive Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,009.10	$ 1,007.10
Expenses Paid per $1,000*	$ 4.48	$ 6.42
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.33	$ 1,018.40
Expenses Paid per $1,000*	$ 4.51	$ 6.46

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Legg Mason Aggressive Growth VIP	.90%	1.29%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Legg Mason Aggressive Growth VIP

The second quarter of 2006 saw the stock market take investors on a roller coaster ride, with a marked increase in volatility and a reversal of some of the gains made in the strong first quarter.

In this environment, Class A Shares of DWS Legg Mason Aggressive Growth VIP performed well against the Portfolio's benchmark, the Russell 3000 Growth Index. The Portfolio returned 0.91% (Class A shares unadjusted for contract charges) for the six-month period ended June 30, 2006, compared to -0.32% for the Russell 3000 Growth Index.

The Portfolio's overweight positions in health care and underweight positions in industrials, consumer staples and materials detracted from relative performance, while an overweight position in energy and an underweight position in information technology contributed.

Stock selection in health care and industrials detracted from performance, but stock selection in consumer discretionary, IT and energy was strongly positive.

The Portfolio's top ten holdings as of June 30, 2006 were Weatherford International Ltd. and Anadarko Petroleum Corp. in energy, Comcast Corp. in consumer discretionary, Lehman Brothers Holdings, Inc. in financials, Tyco International Ltd. in industrials, and Biogen Idec, Inc., Amgen, Inc., Genzyme Corp., Forest Laboratories, Inc., and UnitedHealth Group, Inc., all in health care (holdings and sector diversification are subject to change.) At the end of the period, the Portfolio remained concentrated in six sectors: health care, consumer discretionary, IT, energy, financials and industrials.

Richard Freeman
Portfolio Manager
Salomon Brothers Asset Management, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distribution, and does not guarantee future results. Investment return and principal fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract fees") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Stocks of medium-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. Additionally, the Portfolio may also focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book rations and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, so not reflect any fees or expenses. It is not possible to invest directly in an index.

Source: Russell Indices

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Legg Mason Aggressive Growth VIP

Asset Allocation	6/30/06	12/31/05

Common Stocks	94%	92%
Cash Equivalents	4%	6%
Exchange Traded Funds	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Health Care	32%	37%
Consumer Discretionary	20%	15%
Information Technology	15%	16%
Energy	13%	13%
Financials	10%	10%
Industrials	10%	9%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 77. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Legg Mason Aggressive Growth VIP

	Shares	Value ($)

Common Stocks 94.2%
Consumer Discretionary 18.2%
Internet & Catalog Retail 1.2%
Liberty Media Holding Corp. — Interactive "A"*	35,500	612,730
Media 16.7%
Cablevision Systems Corp. (New York Group) "A"	59,000	1,265,550
CBS Corp. "B"	7,500	202,875
Comcast Corp. "A"*	6,000	196,440
Comcast Corp. Special "A"*	79,500	2,606,010
Discovery Holding Co. "A"*	8,000	117,040
Liberty Global, Inc. "A"*	3,633	78,110
Liberty Global, Inc. "C"*	3,776	77,672
Liberty Media Holding Corp. — Capital "A"*	7,100	594,767
Sirius Satellite Radio, Inc.*	26,050	123,737
Time Warner, Inc.	121,000	2,093,300
Viacom, Inc. "B"*	7,500	268,800
Walt Disney Co.	36,500	1,095,000
		8,719,301
Specialty Retail 0.3%
Charming Shoppes, Inc.*	13,800	155,112
Energy 12.5%
Energy Equipment & Services 8.0%
Grant Prideco, Inc.*	26,400	1,181,400
Weatherford International Ltd.*	61,000	3,026,820
		4,208,220
Oil, Gas & Consumable Fuels 4.5%
Anadarko Petroleum Corp.	49,000	2,336,810
Financials 9.7%
Capital Markets 9.3%
Lehman Brothers Holdings, Inc.	40,000	2,606,000
Merrill Lynch & Co., Inc.	32,000	2,225,920
		4,831,920
Diversified Financial Services 0.4%
CIT Group, Inc.	4,300	224,847
Health Care 30.1%
Biotechnology 17.8%
Alkermes, Inc.*	7,500	141,900
Amgen, Inc.*	38,500	2,511,355
Biogen Idec, Inc.*	56,000	2,594,480
Genentech, Inc.*	2,500	204,500
Genzyme Corp.*	39,800	2,429,790
ImClone Systems, Inc.*	20,000	772,800
Millennium Pharmaceuticals, Inc.*	30,900	308,073
Vertex Pharmaceuticals, Inc.*	9,000	330,390
		9,293,288
Health Care Equipment & Supplies 0.3%
Biosite, Inc.*	4,000	182,640
Health Care Providers & Services 4.5%
UnitedHealth Group, Inc.	52,000	2,328,560
	Shares	Value ($)

Pharmaceuticals 7.5%
Forest Laboratories, Inc.*	62,000	2,398,780
Johnson & Johnson	11,000	659,120
King Pharmaceuticals, Inc.*	27,000	459,000
Teva Pharmaceutical Industries Ltd. (ADR)	4,000	126,360
Valeant Pharmaceuticals International	17,000	287,640
		3,930,900
Industrials 9.5%
Aerospace & Defense 3.6%
L-3 Communications Holdings, Inc.	24,700	1,862,874
Industrial Conglomerates 4.7%
Tyco International Ltd.	89,500	2,461,250
Machinery 1.2%
Pall Corp.	23,500	658,000
Information Technology 14.2%
Communications Equipment 2.7%
C-COR, Inc.*	15,000	115,800
Motorola, Inc.	50,300	1,013,545
Nokia Oyj (ADR)	14,000	283,640
		1,412,985
Computers & Peripherals 2.9%
SanDisk Corp.*	19,500	994,110
Seagate Technology*	23,125	523,550
		1,517,660
Electronic Equipment & Instruments 0.0%
Cogent, Inc.*	126	1,899
Semiconductors & Semiconductor Equipment 7.7%
Broadcom Corp. "A"*	28,000	841,400
Cabot Microelectronics Corp.*	5,000	151,550
Cirrus Logic, Inc.*	15,000	122,100
Cree, Inc.*	5,500	130,680
DSP Group, Inc.*	6,000	149,100
Freescale Semiconductor, Inc. "B"*	4,000	117,600
Intel Corp.	21,500	407,425
Micron Technology, Inc.*	119,000	1,792,140
RF Micro Devices, Inc.*	19,000	113,430
Teradyne, Inc.*	15,500	215,915
		4,041,340
Software 0.9%
Advent Software, Inc.*	5,000	180,350
Autodesk, Inc.*	7,900	272,234
		452,584
Total Common Stocks (Cost $46,607,589)		49,232,920

Exchange Traded Fund 2.2%
Nasdaq-100 Index Tracking Stock (Cost $1,151,352)	29,000	1,124,040

	Shares	Value ($)

Cash Equivalents 3.5%
Cash Management QP Trust, 5.07% (a) (Cost $1,847,003)	1,847,003	1,847,003
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $49,605,944)+	99.9	52,203,963
Other Assets and Liabilities, Net	0.1	40,821
Net Assets	100.0	52,244,784

* Non-income producing security.

+ The cost for federal income tax purposes was $49,606,282. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $2,597,681. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,647,606 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,049,925.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $47,758,941)	$ 50,356,960
Investment in Cash Management QP Trust (cost $1,847,003)	1,847,003
Total investments in securities, at value (cost $49,605,944)	52,203,963
Cash	10,000
Dividends receivable	13,560
Interest receivable	7,887
Receivable for Portfolio shares sold	106,917
Foreign taxes recoverable	34
Other assets	826
Total assets	52,343,187
Liabilities
Payable for Portfolio shares redeemed	2,039
Accrued management fee	20,633
Other accrued expenses and payables	75,731
Total liabilities	98,403
Net assets, at value	$ 52,244,784
Net Assets
Net assets consist of: Accumulated net investment loss	(79,226)
Net unrealized appreciation (depreciation) on investments	2,598,019
Accumulated net realized gain (loss)	480,537
Paid-in capital	49,245,454
Net assets, at value	$ 52,244,784
Class A Net Asset Value, offering and redemption price per share ($44,018,156 ÷ 4,940,241 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.91
Class B Net Asset Value, offering and redemption price per share ($8,226,628 ÷ 938,187 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.77
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,081)	$ 103,741
Interest — Cash Management QP Trust	67,830
Total Income	171,571
Expenses: Management fee	208,248
Custodian and accounting fees	33,832
Distribution service fees (Class B)	10,410
Record keeping fees (Class B)	5,654
Auditing	22,025
Legal	30,260
Trustees' fees and expenses	6,700
Reports to shareholders	6,335
Other	4,546
Total expenses before expense reductions	328,010
Expense reductions	(77,309)
Total expenses after expense reductions	250,701
Net investment income (loss)	(79,130)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	505,561
Net unrealized appreciation (depreciation) during the period on investments	(198,714)
Net gain (loss) on investment transactions	306,847
Net increase (decrease) in net assets resulting from operations	$ 227,717

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ (79,130)	$ (240,509)
Net realized gain (loss) on investment transactions	505,561	11,407,241
Net unrealized appreciation (depreciation) during the period on investment transactions	(198,714)	(5,770,418)
Net increase (decrease) in net assets resulting from operations	227,717	5,396,314
Distributions to shareholders from: Net realized gains: Class A	(7,045,756)	—
Class B	(1,356,823)	—
Portfolio share transactions: Class A Proceeds from shares sold	7,869,626	6,159,388
Reinvestment of distributions	7,045,756	—
Cost of shares redeemed	(4,133,835)	(5,441,650)
Net increase (decrease) in net assets from Class A share transactions	10,781,547	717,738
Class B Proceeds from shares sold	932,187	1,219,223
Reinvestment of distributions	1,356,823	—
Cost of shares redeemed	(677,153)	(1,500,940)
Net increase (decrease) in net assets from Class B share transactions	1,611,857	(281,717)
Increase (decrease) in net assets	4,218,542	5,832,335
Net assets at beginning of period	48,026,242	42,193,907
Net assets at end of period (including accumulated net investment loss of $79,226 and $96, respectively)	$ 52,244,784	$ 48,026,242
Other Information
Class A Shares outstanding at beginning of period	3,827,569	3,784,410
Shares sold	775,771	612,692
Shares issued to shareholders in reinvestment of distributions	761,703	—
Shares redeemed	(424,802)	(569,533)
Net increase (decrease) in Class A shares	1,112,672	43,159
Shares outstanding at end of period	4,940,241	3,827,569
Class B Shares outstanding at beginning of period	765,201	793,650
Shares sold	93,986	129,308
Shares issued to shareholders in reinvestment of distributions	148,938	—
Shares redeemed	(69,937)	(157,757)
Net increase (decrease) in Class B shares	172,987	(28,449)
Shares outstanding at end of period	938,188	765,201

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.48	$ 9.23	$ 8.24	$ 6.08	$ 8.80	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.05)	(.06)	(.06)	(.05)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.17	1.30	1.05	2.22	(2.67)	(1.18)
Total from investment operations	.16	1.25	.99	2.16	(2.72)	(1.20)
Less distributions from: Net realized gains on investment transactions	(1.73)	—	—	—	—	—
Net asset value, end of period	$ 8.91	$ 10.48	$ 9.23	$ 8.24	$ 6.08	$ 8.80
Total Return (%)	.91d**	13.54[d]	12.01[d]	35.53[d]	(30.91)	(12.00)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	40	35	34	25	23
Ratio of expenses before expense reductions (%)	1.20*	1.44	1.48	1.46	1.14	1.97*
Ratio of expenses after expense reductions (%)	.90*	1.16	1.30	1.30	1.14	1.30*
Ratio of net investment income (loss) (%)	(.24)*	(.50)	(.71)	(.85)	(.71)	(.40)*
Portfolio turnover rate (%)	9*	166	133	115	79	40*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.36	$ 9.15	$ 8.21	$ 6.07	$ 6.51
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.09)	(.09)	(.09)	(.03)
Net realized and unrealized gain (loss) on investment transactions	.17	1.30	1.03	2.23	(.41)
Total from investment operations	.14	1.21	.94	2.14	(.44)
Less distributions from: Net realized gains on investment transactions	(1.73)	—	—	—	—
Net asset value, end of period	$ 8.77	$ 10.36	$ 9.15	$ 8.21	$ 6.07
Total Return (%)	.71d**	13.22[d]	11.45[d]	35.26[d]	(6.76)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	7	5.1
Ratio of expenses before expense reductions (%)	1.58*	1.84	1.88	1.85	1.40*
Ratio of expenses after expense reductions (%)	1.29*	1.55	1.70	1.69	1.40*
Ratio of net investment income (loss) (%)	(.63)*	(.89)	(1.11)	(1.24)	(.82)*
Portfolio turnover rate (%)	9*	166	133	115	79

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Mercury Large Cap Core VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,037.70	$ 1,036.10
Expenses Paid per $1,000*	$ 4.40	$ 6.06
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.48	$ 1,018.84
Expenses Paid per $1,000*	$ 4.36	$ 6.01

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mercury Large Cap Core VIP	.87%	1.20%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Mercury Large Cap Core VIP

US equities posted modest gains during the first six months of 2006, with the Standard & Poor's 500 (S&P 500) Stock Index rising 2.71%. In this environment, for the six month period ended June 30,2006 DWS Mercury Large Cap Core VIP advanced 3.77% (Class A shares, unadjusted for contract charges), compared to 2.76% for its benchmark, the Russell 1000 Index.

The Portfolio benefited from an overweight in the energy sector. However, overweight positions in information technology and healthcare sectors, as well as underweight positions in the telecommunication services, consumer staples and utilities sectors, hindered performance.

Positive stock selection in the information technology, industrial, materials, telecommunication services, financial, consumer discretionary and consumer staples sectors contributed to performance. Conversely, stock selection in the healthcare sector hindered the portfolio's performance.

We remain positive about the prospects for US economic growth and US equities in general. We believe that the recent market correction lacks a basis in both economic data and earnings news. Instead, we believe it appears to be a normal, corrective decline. Moreover, we believe it is helping to remove some of the "froth" from a market that had not corrected significantly in nearly twice the normal interval. We believe that once the market moves past this period, the path will be clear for potential further upward appreciation. Therefore, our long-term view remains positive. Consequently, we have not altered the Portfolio's positioning and are looking at opportunities to add to positions on weakness.

Robert C. Doll, CFA, CPA
Lead Portfolio Manager

Tasos Bouloutas Brenda Sklar
Dan Hansen Gregory Brunk
Portfolio Managers

Fund Asset Management, L.P. (doing business as Mercury Advisors), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market and equity risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

"Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Mercury Large Cap Core VIP

Asset Allocation	6/30/06	12/31/05

Common Stocks	97%	99%
Cash Equivalents	3%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Information Technology	24%	25%
Energy	16%	18%
Consumer Discretionary	15%	10%
Health Care	14%	20%
Industrials	13%	9%
Financials	12%	12%
Materials	3%	2%
Consumer Staples	2%	2%
Telecommunication Services	1%	—
Utilities	—	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 86. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Mercury Large Cap Core VIP

	Shares	Value ($)

Common Stocks 99.6%
Consumer Discretionary 14.8%
Auto Components 0.5%
Goodyear Tire & Rubber Co.*	2,860	31,746
Automobiles 0.4%
Harley-Davidson, Inc.	445	24,426
Hotels Restaurants & Leisure 2.3%
Darden Restaurants, Inc.	1,705	67,177
Starbucks Corp.*	2,045	77,219
		144,396
Media 2.6%
Omnicom Group, Inc.	785	69,936
Walt Disney Co.	3,090	92,700
		162,636
Multiline Retail 3.4%
Dillard's, Inc. "A"	245	7,803
J.C. Penney Co., Inc.	1,020	68,860
Kohl's Corp.*	1,215	71,831
Nordstrom, Inc.	1,675	61,138
		209,632
Specialty Retail 5.6%
American Eagle Outfitters, Inc.	2,000	68,080
AnnTaylor Stores Corp.*	610	26,462
AutoNation, Inc.*	780	16,723
Best Buy Co., Inc.	395	21,662
Circuit City Stores, Inc.	2,395	65,192
Dick's Sporting Goods, Inc.*	250	9,900
Men's Wearhouse, Inc.	180	5,454
Office Depot, Inc.*	1,785	67,830
Staples, Inc.	2,945	71,622
		352,925
Consumer Staples 2.1%
Food & Staples Retailing 0.3%
Kroger Co.	785	17,160
Food Products 1.2%
Archer-Daniels-Midland Co.	1,815	74,923
Household Products 0.4%
Procter & Gamble Co.	455	25,298
Tobacco 0.2%
Altria Group, Inc.	160	11,749
Energy 16.3%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	1,590	75,827
Apache Corp.	825	56,306
Chevron Corp.	150	9,309
ConocoPhillips	1,375	90,104
Devon Energy Corp.	1,235	74,606
ExxonMobil Corp.	3,255	199,694
Hess Corp.	1,250	66,063
Kerr-McGee Corp.	975	67,616
Marathon Oil Corp.	1,000	83,300
Occidental Petroleum Corp.	850	87,168
Sunoco, Inc.	850	58,897
	Shares	Value ($)

Tesoro Corp.	875	65,065
Valero Energy Corp.	1,235	82,152
		1,016,107
Financials 12.3%
Capital Markets 6.1%
Bear Stearns Companies, Inc.	535	74,943
Janus Capital Group, Inc.	1,840	32,936
Lehman Brothers Holdings, Inc.	1,250	81,437
Morgan Stanley	1,575	99,556
The Goldman Sachs Group, Inc.	610	91,762
		380,634
Diversified Financial Services 3.5%
Bank of America Corp.	1,000	48,100
Citigroup, Inc.	1,270	61,265
JPMorgan Chase & Co.	2,665	111,930
		221,295
Insurance 2.7%
American International Group, Inc.	90	5,315
Prudential Financial, Inc.	980	76,146
The St. Paul Travelers Companies, Inc.	1,415	63,081
W.R. Berkley Corp.	625	21,331
		165,873
Health Care 13.4%
Health Care Equipment & Supplies 0.8%
Becton, Dickinson & Co.	780	47,681
Health Care Providers & Services 8.4%
Aetna, Inc.	1,690	67,482
AmerisourceBergen Corp.	1,555	65,185
Cardinal Health, Inc.	1,145	73,658
Caremark Rx, Inc.*	1,330	66,327
Express Scripts, Inc.*	870	62,414
Humana, Inc.*	1,215	65,245
McKesson Corp.	1,340	63,355
WellPoint, Inc.*	875	63,674
		527,340
Life Sciences Tools & Services 0.5%
Applera Corp. — Applied Biosystems Group	1,050	33,968
Pharmaceuticals 3.7%
Johnson & Johnson	440	26,365
King Pharmaceuticals, Inc.*	2,185	37,145
Merck & Co., Inc.	2,205	80,328
Pfizer, Inc.	3,630	85,196
		229,034
Industrials 13.1%
Aerospace & Defense 2.4%
Lockheed Martin Corp.	1,055	75,685
Precision Castparts Corp.	55	3,287
Raytheon Co.	1,535	68,415
		147,387
Airlines 1.0%
AMR Corp.*	2,590	65,838
	Shares	Value ($)

Commercial Services & Supplies 2.4%
Corporate Executive Board Co.	350	35,070
Manpower, Inc.	695	44,897
Waste Management, Inc.	2,020	72,478
		152,445
Electrical Equipment 1.1%
Rockwell Automation, Inc.	925	66,609
Industrial Conglomerates 1.8%
General Electric Co.	3,345	110,251
Machinery 2.4%
Caterpillar, Inc.	535	39,847
Cummins, Inc.	585	71,516
Joy Global, Inc.	482	25,107
Toro Co.	305	14,244
		150,714
Road & Rail 1.6%
CSX Corp.	1,055	74,314
Norfolk Southern Corp.	465	24,748
		99,062
Trading Companies & Distributors 0.4%
MSC Industrial Direct Co. "A"	540	25,688
Information Technology 24.2%
Communications Equipment 4.2%
Cisco Systems, Inc.*	5,650	110,344
Motorola, Inc.	4,345	87,552
Tellabs, Inc.*	4,845	64,487
		262,383
Computers & Peripherals 3.2%
Hewlett-Packard Co.	3,380	107,079
NCR Corp.*	1,135	41,586
Western Digital Corp.*	2,625	52,001
		200,666
IT Services 2.3%
CheckFree Corp.*	965	47,826
Computer Sciences Corp.*	1,155	55,948
Global Payments, Inc.	835	40,539
		144,313
Office Electronics 1.0%
Xerox Corp.*	4,370	60,787
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 7.6%
Advanced Micro Devices, Inc.*	1,750	42,735
Analog Devices, Inc.	835	26,837
Intersil Corp. "A"	2,020	46,965
Lam Research Corp.*	1,465	68,298
LSI Logic Corp.*	5,110	45,735
Microchip Technology, Inc.	1,065	35,731
National Semiconductor Corp.	2,545	60,698
NVIDIA Corp.*	3,270	69,618
Texas Instruments, Inc.	2,590	78,451
		475,068
Software 5.9%
BEA Systems, Inc.*	5,005	65,515
BMC Software, Inc.*	1,925	46,007
Cadence Design Systems, Inc.*	735	12,605
Citrix Systems, Inc.*	1,590	63,823
Compuware Corp.*	2,060	13,802
Intuit, Inc.*	1,120	67,637
Microsoft Corp.	1,645	38,329
Red Hat, Inc.*	2,755	64,467
		372,185
Materials 2.3%
Metals & Mining
Allegheny Technologies, Inc.	140	9,694
Freeport-McMoRan Copper & Gold, Inc. "B"	1,195	66,215
Nucor Corp.	1,310	71,067
		146,976
Telecommunication Services 1.1%
Diversified Telecommunication Services
Qwest Communications International, Inc.*	8,760	70,868
Total Common Stocks (Cost $5,696,705)		6,228,063

Cash Equivalents 2.8%
Cash Management QP Trust, 5.07% (a) (Cost $176,005)	176,005	176,005
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,872,710)+	102.4	6,404,068
Other Assets and Liabilities, Net	(2.4)	(152,409)
Net Assets	100.0	6,251,659

* Non-income producing security.

+ The cost for federal income tax purposes was $5,873,417. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $530,651. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $660,479 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $129,828.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $5,696,705)	$ 6,228,063
Investment in Cash Management QP Trust (cost $176,005)	176,005
Total investments in securities, at value (cost $5,872,710)	6,404,068
Cash	9,489
Receivable for investments sold	53,762
Dividends receivable	4,155
Interest receivable	169
Due from advisor	12,183
Other assets	104
Total assets	6,483,930
Liabilities
Payable for investments purchased	204,347
Payable for Portfolio shares redeemed	1,719
Other accrued expenses and payables	26,205
Total liabilities	232,271
Net assets, at value	$ 6,251,659
Net Assets
Net assets consist of: Accumulated net investment loss	(3,209)
Net unrealized appreciation (depreciation) on investments	531,358
Accumulated net realized gain (loss)	88,228
Paid-in capital	5,635,282
Net assets, at value	$ 6,251,659
Class A Net Asset Value, offering and redemption price per share ($610,428 ÷ 50,351 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.12
Class B Net Asset Value, offering and redemption price per share ($5,641,231 ÷ 467,286 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.07
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 29,458
Interest — Cash Management QP Trust	1,407
Total Income	30,865
Expenses: Management fee	26,302
Custodian and accounting fees	44,503
Distribution service fees (Class B)	6,542
Record keeping fees (Class B)	3,176
Auditing	9,930
Legal	7,147
Trustees' fees and expenses	2,926
Reports to shareholders	3,484
Other	2,044
Total expenses before expense reductions	106,054
Expense reductions	(71,972)
Total expenses after expense reductions	34,082
Net investment income (loss)	(3,217)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	100,426
Net unrealized appreciation (depreciation) during the period on investments	76,909
Net gain (loss) on investment transactions	177,335
Net increase (decrease) in net assets resulting from operations	$ 174,118

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ (3,217)	$ (2,208)
Net realized gain (loss) on investment transactions	100,426	(3,226)
Net unrealized appreciation (depreciation) during the period on investment transactions	76,909	410,675
Net increase (decrease) in net assets resulting from operations	174,118	405,241
Distributions to shareholders from: Net investment income: Class A	—	(725)
Class B	—	(1,862)
Net realized gains: Class A	—	(3,034)
Class B	—	(11,251)
Portfolio share transactions: Class A Proceeds from shares sold	—	—
Reinvestment of distributions	—	3,759
Net increase (decrease) in net assets from Class A share transactions	—	3,759
Class B Proceeds from shares sold	1,565,310	3,088,383
Reinvestment of distributions	—	13,113
Cost of shares redeemed	(449,773)	(91,838)
Net increase (decrease) in net assets from Class B share transactions	1,115,537	3,009,658
Increase (decrease) in net assets	1,289,655	3,401,786
Net assets at beginning of period	4,962,004	1,560,218
Net assets at end of period (including accumulated net investment loss and undistributed net investment income of $3,209 and $8, respectively)	$ 6,251,659	$ 4,962,004
Other Information
Class A Shares outstanding at beginning of period	50,351	50,000
Shares sold	—	—
Shares issued to shareholders in reinvestment of distributions	—	351
Net increase (decrease) in Class A shares	—	351
Shares outstanding at end of period	50,351	50,351
Class B Shares outstanding at beginning of period	375,589	100,195
Shares sold	128,487	282,413
Shares issued to shareholders in reinvestment of distributions	—	1,195
Shares redeemed	(36,790)	(8,214)
Net increase (decrease) in Class B shares	91,697	275,394
Shares outstanding at end of period	467,286	375,589

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.68	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.02	.01
Net realized and unrealized gain (loss) on investment transactions	.43	1.36	.38
Total from investment operations	.44	1.38	.39
Less distributions from: Net investment income	—	(.02)	—
Net realized gain on investment transactions	—	(.07)	—
Total distributions	—	(.09)	—
Net asset value, end of period	$ 12.12	$ 11.68	$ 10.39
Total Return (%)[d]	3.77**	13.20	3.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	1
Ratio of expenses before expense reductions (%)	3.29*	6.67	22.15*
Ratio of expenses after expense reductions (%)	.87*	.97	1.12*
Ratio of net investment income (%)	.19*	.11	.79*
Portfolio turnover rate (%)	82*	78	104*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.65	$ 10.39	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.01)	.01
Net realized and unrealized gain (loss) on investment transactions	.43	1.36	.38
Total from investment operations	.42	1.35	.39
Less distributions from: Net investment income	—	(.02)	—
Net realized gain on investment transactions	—	(.07)	—
Total distributions	—	(.09)	—
Net asset value, end of period	$ 12.07	$ 11.65	$ 10.39
Total Return (%)[d]	3.61**	12.93	3.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	4	1
Ratio of expenses before expense reductions (%)	3.67*	7.01	22.55*
Ratio of expenses after expense reductions (%)	1.20*	1.20	1.11*
Ratio of net investment income (%)	(.14)*	(.12)	.80*
Portfolio turnover rate (%)	82*	78	104*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS MFS Strategic Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,011.20	$ 1,009.30
Expenses Paid per $1,000*	$ 4.29	$ 6.18
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.53	$ 1,018.65
Expenses Paid per $1,000*	$ 4.31	$ 6.21

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS MFS Strategic Value VIP	.86%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS MFS Strategic Value VIP

Global economic growth remained strong during the six months ended June 30, 2006. In this environment, the Portfolio returned 1.12% (Class A shares unadjusted for contract charges), compared with 6.56% for its benchmark, the Russell 1000 Value Index.

Technology, basic materials and energy were the weakest contributing sectors relative to the Portfolio's benchmark. In the technology sector, an overweight position and stock selection (namely, telecommunications equipment company Nortel Networks Corp., software firms Symantec Corp. and Compuware Corp. and computer giant Dell Inc.) hurt performance. In the basic materials sector, stock selection (including Owens-Illinois, Inc. and newsprint maker Bowater, Inc.) also hurt performance. And in the energy sector, an underweight position and stock selection hurt performance, although no individual stocks in this sector were among the Portfolio's top detractors. Stocks in other sectors that hurt returns included communications company Sprint Nextel Corp., pharmaceutical manufacturer Wyeth and manufacturing conglomerate Tyco International Ltd. Not owning strongly performing telecommunications company Bellsouth also detracted from performance.

Relative to the Portfolio's benchmark, the financial services, retailing and leisure sectors were the Portfolio's top contributors over the period. In the financial services sector, an underweight position and stock selection (including banking services firm PNC Financial Services Group, Inc.) boosted relative returns, as did not owning insurance firm American International Group, Inc. and diversified financial services company Citigroup. In the retailing sector, an overweight position and stock selection (including office products retailer OfficeMax, Inc.) helped relative performance. And in the leisure sector, stock selection benefited results, with our holdings in media company Viacom, Inc.* contributing to relative returns. Other investments that aided relative performance included pharmaceutical company Merck & Co., Inc., drilling rig operator GlobalSantaFe Corp., software giant Oracle Corp. and telecommunications company Verizon Communications, Inc. Our avoidance of the poorly performing diversified industrial conglomerate General Electric Corp. also contributed to performance.

Kenneth J. Enright, CFA Alan T. Langsner
Portfolio Managers, Massachusetts Financial Services Company, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market and equity risks, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Russell 1000 Value Index is an unmanaged index, which consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

* Security was not held in the portfolio at period-end.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS MFS Strategic Value VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	21%	23%
Information Technology	18%	17%
Consumer Discretionary	11%	17%
Health Care	10%	10%
Telecommunication Services	9%	9%
Energy	9%	9%
Industrials	8%	7%
Materials	6%	5%
Consumer Staples	5%	3%
Utilities	3%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 96. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS MFS Strategic Value VIP

	Shares	Value ($)

Common Stocks 98.9%
Consumer Discretionary 10.7%
Leisure Equipment & Products 1.6%
Mattel, Inc.	54,640	902,106
Media 4.4%
CBS Corp. "B"	61,707	1,669,174
New York Times Co. "A" (a)	37,170	912,152
		2,581,326
Multiline Retail 2.1%
Saks, Inc.	75,000	1,212,750
Specialty Retail 2.6%
OfficeMax, Inc.	37,050	1,509,788
Consumer Staples 4.5%
Beverages 0.6%
Molson Coors Brewing Co. "B"	4,930	334,648
Food & Staples Retailing 1.7%
Wal-Mart Stores, Inc.	20,680	996,156
Personal Products 2.2%
Alberto-Culver Co.	6,730	327,886
Estee Lauder Companies, Inc. "A"	25,180	973,710
		1,301,596
Energy 9.1%
Energy Equipment & Services 4.3%
GlobalSantaFe Corp.	20,610	1,190,228
Noble Corp.	17,870	1,329,885
		2,520,113
Oil, Gas & Consumable Fuels 4.8%
Apache Corp.	19,740	1,347,255
Devon Energy Corp.	23,900	1,443,799
		2,791,054
Financials 20.6%
Capital Markets 4.0%
Mellon Financial Corp.	51,230	1,763,849
Merrill Lynch & Co., Inc.	8,150	566,914
		2,330,763
Commercial Banks 2.4%
PNC Financial Services Group, Inc.	19,950	1,399,891
Diversified Financial Services 8.8%
Bank of America Corp.	53,868	2,591,051
JPMorgan Chase & Co.	59,770	2,510,340
		5,101,391
Insurance 5.4%
Allstate Corp.	26,520	1,451,440
Conseco, Inc.*	73,470	1,697,157
		3,148,597
Health Care 10.1%
Health Care Providers & Services 1.4%
Tenet Healthcare Corp.*	112,060	782,179
Pharmaceuticals 8.7%
Merck & Co., Inc.	73,960	2,694,363
Wyeth	53,420	2,372,382
		5,066,745
	Shares	Value ($)

Industrials 8.3%
Building Products 3.1%
Masco Corp.	60,010	1,778,697
Industrial Conglomerates 4.0%
Tyco International Ltd.	85,460	2,350,150
Machinery 1.2%
Pall Corp.	25,240	706,720
Information Technology 17.9%
Communications Equipment 4.2%
Nortel Networks Corp.*	1,099,910	2,463,799
Computers & Peripherals 4.6%
Dell, Inc.*	62,460	1,524,648
Diebold, Inc.	7,330	297,745
Sun Microsystems, Inc.*	206,120	855,398
		2,677,791
Software 9.1%
Compuware Corp.*	185,880	1,245,396
Oracle Corp.*	80,910	1,172,386
Symantec Corp.*	183,550	2,852,367
		5,270,149
Materials 5.6%
Containers & Packaging 3.9%
Owens-Illinois, Inc.*	135,070	2,263,773
Paper & Forest Products 1.7%
Bowater, Inc.	43,880	998,270
Telecommunication Services 9.3%
Diversified Telecommunication Services 5.5%
Embarq Corp.*	5,483	224,748
Verizon Communications, Inc.	88,570	2,966,209
		3,190,957
Wireless Telecommunication Services 3.8%
Sprint Nextel Corp.	109,340	2,185,706
Utilities 2.8%
Electric Utilities
FPL Group, Inc.	39,230	1,623,337
Total Common Stocks (Cost $54,508,683)		57,488,452

Securities Lending Collateral 0.3%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $150,000)	150,000	150,000

Cash Equivalents 0.6%
Cash Management QP Trust, 5.07% (d) (Cost $350,256)	350,256	350,256
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $55,008,939)+	99.8	57,988,708
Other Assets and Liabilities, Net	0.2	130,220
Net Assets	100.0	58,118,928

* Non-income producing security.

+ The cost for federal income tax purposes was $54,686,735. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $3,301,973. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,231,696 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,929,723.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $146,100 which is 0.3% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $54,508,683) — including $146,100 of securities loaned	$ 57,488,452
Investment in Daily Assets Fund Institutional (cost $150,000)*	150,000
Investment in Cash Management QP Trust (cost $350,256)	350,256
Total investments in securities, at value (cost $55,008,939)	57,988,708
Receivable for investments sold	127,260
Dividends receivable	77,977
Interest receivable	2,048
Receivable for Portfolio shares sold	115,688
Other assets	759
Total assets	58,312,440
Liabilities
Payable for Portfolio shares redeemed	2,059
Payable upon return of securities loaned	150,000
Accrued management fee	237
Other accrued expenses and payables	41,216
Total liabilities	193,512
Net assets, at value	$ 58,118,928
Net Assets
Net assets consist of: Undistributed net investment income	256,529
Net unrealized appreciation (depreciation) on investments	2,979,769
Accumulated net realized gain (loss)	630,704
Paid-in capital	54,251,926
Net assets, at value	$ 58,118,928
Class A Net Asset Value, offering and redemption price per share ($27,928,711 ÷ 2,578,963 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.83
Class B Net Asset Value, offering and redemption price per share ($30,190,217 ÷ 2,786,713 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.83

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 559,672
Interest — Cash Management QP Trust	15,936
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	460
Total Income	576,068
Expenses: Management fee	286,279
Custodian and accounting fees	42,029
Distribution service fees (Class B)	39,832
Record keeping fees (Class B)	21,834
Auditing	18,932
Legal	5,719
Trustees' fees and expenses	2,336
Reports to shareholders	13,355
Other	3,497
Total expenses before expense reductions	433,813
Expense reductions	(114,052)
Total expenses after expense reductions	319,761
Net investment income (loss)	256,307
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,653,088
Net unrealized appreciation (depreciation) during the period on investments	(1,205,359)
Net gain (loss) on investment transactions	447,729
Net increase (decrease) in net assets resulting from operations	$ 704,036

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 256,307	$ 233,671
Net realized gain (loss) on investment transactions	1,653,088	1,240,183
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,205,359)	(1,671,904)
Net increase (decrease) in net assets resulting from operations	704,036	(198,050)
Distributions to shareholders from: Net investment income: Class A	—	(253,570)
Class B	—	(205,735)
Net realized gains: Class A	—	(1,699,452)
Class B	—	(2,844,831)
Tax return of capital: Class A	—	(181,408)
Class B	—	(283,355)
Portfolio share transactions: Class A Proceeds from shares sold	912,354	16,760,892
Reinvestment of distributions	—	2,134,430
Cost of shares redeemed	(1,434,088)	(3,925,053)
Net increase (decrease) in net assets from Class A share transactions	(521,734)	14,970,269
Class B Proceeds from shares sold	1,474,779	3,634,423
Reinvestment of distributions	—	3,333,921
Cost of shares redeemed	(4,611,390)	(4,465,113)
Net increase (decrease) in net assets from Class B share transactions	(3,136,611)	2,503,231
Increase (decrease) in net assets	(2,954,309)	11,807,099
Net assets at beginning of period	61,073,237	49,266,138
Net assets at end of period (including undistributed net investment income of $256,529 and $222, respectively)	$ 58,118,928	$ 61,073,237
Other Information
Class A Shares outstanding at beginning of period	2,624,466	1,271,678
Shares sold	82,665	1,496,713
Shares issued to shareholders in reinvestment of distributions	—	197,394
Shares redeemed	(128,168)	(341,319)
Net increase (decrease) in Class A shares	(45,503)	1,352,788
Shares outstanding at end of period	2,578,963	2,624,466
Class B Shares outstanding at beginning of period	3,070,582	2,837,941
Shares sold	132,393	320,047
Shares issued to shareholders in reinvestment of distributions	—	306,318
Shares redeemed	(416,262)	(393,724)
Net increase (decrease) in Class B shares	(283,869)	232,641
Shares outstanding at end of period	2,786,713	3,070,582
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.71	$ 12.00	$ 10.24	$ 8.12	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.05	.08	.11	.06	.05
Net realized and unrealized gain (loss) on investment transactions	.07	(.12)	1.71	2.10	(1.93)
Total from investment operations	.12	(.04)	1.82	2.16	(1.88)
Less distributions from: Net investment income	—	(.16)	(.05)	(.04)	—
Net realized gain on investment transactions	—	(.99)	(.01)	—	—
Tax return of capital	—	(.10)	—	—	—
Total distributions	—	(1.25)	(.06)	(.04)	—
Net asset value, end of period	$ 10.83	$ 10.71	$ 12.00	$ 10.24	$ 8.12
Total Return (%)[d]	1.12**	(.18)	17.82	26.74	(18.80)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	28	15	7	5
Ratio of expenses before expense reductions (%)	1.24*	1.25	1.42	1.93	2.71*
Ratio of expenses after expense reductions (%)	.86*	1.05	1.14	1.15	1.15*
Ratio of net investment income (loss) (%)	1.05*	.73	1.05	.67	.82*
Portfolio turnover rate (%)	58*	59	54	40	7

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from May 1, 2002 (commencement of operations) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.74	$ 11.98	$ 10.22	$ 8.11	$ 8.93
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.04	.07	.02	.04
Net realized and unrealized gain (loss) on investment transactions	.06	(.12)	1.71	2.11	(.86)
Total from investment operations	.09	(.08)	1.78	2.13	(.82)
Less distributions from: Net investment income	—	(.07)	(.01)	(.02)	—
Net realized gain on investment transactions	—	(.99)	(.01)	—	—
Tax return of capital	—	(.10)	—	—	—
Total distributions	—	(1.16)	(.02)	(.02)	—
Net asset value, end of period	$ 10.83	$ 10.74	$ 11.98	$ 10.22	$ 8.11
Total Return (%)[d]	.93**	(.60)	17.40	26.35	(9.18)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	33	34	13.3
Ratio of expenses before expense reductions (%)	1.62*	1.65	1.79	2.32	2.96*
Ratio of expenses after expense reductions (%)	1.24*	1.45	1.52	1.54	1.40*
Ratio of net investment income (loss) (%)	.67*	.33	.67	.28	.87*
Portfolio turnover rate (%)	58*	59	54	40	7

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,011.50	$ 1,009.80
Expenses Paid per $1,000*	$ 4.69	$ 6.48
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.13	$ 1,018.35
Expenses Paid per $1,000*	$ 4.71	$ 6.51

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Mid Cap Growth VIP	.94%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio of any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Mid Cap Growth VIP

Stock market performance during the first quarter and second quarter of the year contrasted sharply. While all size and style segments benefited from strong positive returns during the first quarter (as measured by the world of Russell Indices), only large-cap value stocks as measured by the Russell 1000 Value Index were spared from negative returns in the second quarter. Within the US economy, resource utilization is high and some measures of inflation expectations have edged up slightly (as have recent core inflation readings). Equities face more uncertainty as the economy navigates a narrow channel between potential overheating (with significantly higher inflation) and subpar growth.

For its most recent semiannual period, the Portfolio returned 1.15% (Class A shares, unadjusted for contract charges), underperforming the 2.56% return of the Russell Midcap Growth Index.

During the period, detractors from performance included stock selection in the consumer discretionary and financials sectors, underweights to materials and industrials and an overweight to health care relative to the benchmark. Positive contributors to performance included stock selection in the health care, industrials and energy sectors. We continue to maintain a long-term perspective, investing in quality mid-cap growth stocks, as we weather the recent difficult market conditions.

Robert S. Janis
Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted-growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	97%	97%
Cash Equivalents	3%	2%
Exchange Traded Funds	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Information Technology	22%	21%
Consumer Discretionary	22%	22%
Health Care	20%	22%
Financials	12%	10%
Energy	11%	11%
Industrials	11%	10%
Telecommunication Services	1%	1%
Consumer Staples	1%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 105. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 97.7%
Consumer Discretionary 21.2%
Hotels Restaurants & Leisure 5.1%
Burger King Holdings, Inc.* (a)	7,300	114,975
Panera Bread Co. "A"* (a)	10,400	699,296
Station Casinos, Inc. (a)	18,920	1,288,074
The Cheesecake Factory, Inc.* (a)	38,920	1,048,894
		3,151,239
Household Durables 2.1%
Jarden Corp.* (a)	43,260	1,317,267
Specialty Retail 5.5%
Chico's FAS, Inc.*	48,970	1,321,210
Guess?, Inc.*	13,800	576,150
Urban Outfitters, Inc.* (a)	88,200	1,542,618
		3,439,978
Textiles, Apparel & Luxury Goods 8.5%
Coach, Inc.*	63,900	1,910,610
Polo Ralph Lauren Corp.	39,040	2,143,296
Quicksilver, Inc.* (a)	97,860	1,191,935
		5,245,841
Consumer Staples 1.4%
Personal Products
Herbalife Ltd.* (a)	21,400	853,860
Energy 11.0%
Energy Equipment & Services 4.6%
BJ Services Co.	19,950	743,337
Noble Corp.	17,870	1,329,885
Rowan Companies, Inc.	23,050	820,350
		2,893,572
Oil, Gas & Consumable Fuels 6.4%
Aventine Renewable Energy Holdings, Inc.*	2,400	93,360
Peabody Energy Corp.	24,840	1,384,830
Southwestern Energy Co.* (a)	22,900	713,564
Ultra Petroleum Corp.*	29,730	1,762,097
		3,953,851
Financials 11.2%
Capital Markets 9.3%
Affiliated Managers Group, Inc.* (a)	22,410	1,947,205
E*TRADE Financial Corp.*	86,010	1,962,748
Jefferies Group, Inc.	27,400	811,862
Nuveen Investments "A" (a)	23,900	1,028,895
		5,750,710
Diversified Financial Services 1.9%
Nasdaq Stock Market, Inc.* (a)	40,300	1,204,970
Health Care 19.8%
Biotechnology 4.3%
Celgene Corp.*	33,380	1,583,213
Genzyme Corp.*	17,840	1,089,132
		2,672,345
	Shares	Value ($)

Health Care Equipment & Supplies 4.7%
C.R. Bard, Inc.	8,740	640,293
Hologic, Inc.* (a)	15,400	760,144
Mentor Corp. (a)	22,100	961,350
The Cooper Companies, Inc. (a)	12,500	553,625
		2,915,412
Health Care Providers & Services 6.7%
AMERIGROUP Corp.* (a)	70,480	2,187,699
DaVita, Inc.* (a)	18,360	912,492
Omnicare, Inc. (a)	22,650	1,074,063
		4,174,254
Health Care Technology 1.8%
Cerner Corp.* (a)	30,000	1,113,300
Life Sciences Tools & Services 2.3%
Fisher Scientific International, Inc.*	19,410	1,417,901
Industrials 10.4%
Electrical Equipment 2.6%
Roper Industries, Inc.	34,850	1,629,237
Machinery 7.8%
Joy Global, Inc.	24,690	1,286,102
Oshkosh Truck Corp.	37,580	1,785,802
Terex Corp.*	17,940	1,770,678
		4,842,582
Information Technology 21.2%
Communications Equipment 1.5%
Comverse Technologies, Inc.* (a)	46,890	927,015
Computers & Peripherals 1.8%
Network Appliance, Inc.*	31,300	1,104,890
Electronic Equipment & Instruments 1.8%
Molex, Inc. "A"	39,490	1,134,548
Internet Software & Services 2.7%
Akamai Technologies, Inc.* (a)	46,700	1,690,073
IT Services 2.8%
Cognizant Technology Solutions Corp. "A"*	12,650	852,231
VeriFone Holdings, Inc.* (a)	28,200	859,536
		1,711,767
Semiconductors & Semiconductor Equipment 5.0%
Broadcom Corp. "A"*	40,560	1,218,828
MEMC Electronic Materials, Inc.*	51,200	1,920,000
		3,138,828
Software 5.6%
Activision, Inc.*	88,743	1,009,895
NAVTEQ Corp.*	29,900	1,335,932
Salesforce.com, Inc.* (a)	42,050	1,121,053
		3,466,880
Telecommunication Services 1.5%
Wireless Telecommunication Services
NII Holdings, Inc.*	15,860	894,186
Total Common Stocks (Cost $49,852,517)		60,644,506
	Shares	Value ($)

Securities Lending Collateral 29.9%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $18,583,582)	18,583,582	18,583,582

Cash Equivalents 2.7%
Cash Management QP Trust, 5.07% (d) (Cost $1,648,492)	1,648,492	1,648,492
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $70,084,591)+	130.3	80,876,580
Other Assets and Liabilities, Net	(30.3)	(18,788,718)
Net Assets	100.0	62,087,862

* Non-income producing security.

+ The cost for federal income tax purposes was $70,141,482. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $10,735,098. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,027,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,292,514.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $18,400,853 which is 29.6% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $49,852,517) — including $18,400,853 of securities loaned	$ 60,644,506
Investment in Daily Assets Fund Institutional (cost $18,583,582)*	18,583,582
Investment in Cash Management QP Trust (cost $1,648,492)	1,648,492
Total investments in securities, at value (cost $70,084,591)	80,876,580
Receivable for investments sold	75,197
Dividends receivable	9,850
Interest receivable	7,887
Other assets	908
Total assets	80,970,422
Liabilities
Payable for investments purchased	161,200
Payable for Portfolio shares redeemed	83,141
Payable upon return of securities loaned	18,583,582
Accrued management fee	7,629
Other accrued expenses and payables	47,008
Total liabilities	18,882,560
Net assets, at value	$ 62,087,862
Net Assets
Net assets consist of: Accumulated net investment loss	(207,857)
Net unrealized appreciation (depreciation) on investments	10,791,989
Accumulated net realized gain (loss)	(29,990,398)
Paid-in capital	81,494,128
Net assets, at value	$ 62,087,862
Class A Net Asset Value, offering and redemption price per share ($54,482,990 ÷ 4,757,316 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.45
Class B Net Asset Value, offering and redemption price per share ($7,604,872 ÷ 673,093 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.30

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 79,196
Interest — Cash Management QP Trust	38,953
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,601
Total Income	122,750
Expenses: Management fee	248,521
Custodian and accounting fees	33,435
Distribution service fees (Class B)	9,358
Record keeping fees (Class B)	4,989
Auditing	22,549
Legal	6,732
Trustees' fees and expenses	5,677
Reports to shareholders	7,331
Other	3,203
Total expenses before expense reductions	341,795
Expense reductions	(15,236)
Total expenses after expense reductions	326,559
Net investment income (loss)	(203,809)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	2,995,575
Net unrealized appreciation (depreciation) during the period on investments	(1,970,853)
Net gain (loss) on investment transactions	1,024,722
Net increase (decrease) in net assets resulting from operations	$ 820,913

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ (203,809)	$ (292,729)
Net realized gain (loss) on investment transactions	2,995,575	6,195,328
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,970,853)	2,483,401
Net increase (decrease) in net assets resulting from operations	820,913	8,386,000
Portfolio share transactions: Class A Proceeds from shares sold	3,826,667	10,629,646
Cost of shares redeemed	(7,414,862)	(14,069,195)
Net increase (decrease) in net assets from Class A share transactions	(3,588,195)	(3,439,549)
Class B Proceeds from shares sold	1,515,137	1,213,427
Cost of shares redeemed	(763,434)	(1,408,796)
Net increase (decrease) in net assets from Class B share transactions	751,703	(195,369)
Increase (decrease) in net assets	(2,015,579)	4,751,082
Net assets at beginning of period	64,103,441	59,352,359
Net assets at end of period (including accumulated net investment loss of $207,857 and $4,048, respectively)	$ 62,087,862	$ 64,103,441
Other Information
Class A Shares outstanding at beginning of period	5,056,911	5,401,258
Shares sold	314,758	1,010,050
Shares redeemed	(614,353)	(1,354,397)
Net increase (decrease) in Class A shares	(299,595)	(344,347)
Shares outstanding at end of period	4,757,316	5,056,911
Class B Shares outstanding at beginning of period	612,639	634,195
Shares sold	124,881	115,791
Shares redeemed	(64,427)	(137,347)
Net increase (decrease) in Class B shares	60,454	(21,556)
Shares outstanding at end of period	673,093	612,639

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.32	$ 9.84	$ 9.46	$ 7.06	$ 10.22	$ 13.20
Income (loss) from investment operations: Net investment income (loss)[b]	(.04)	(.05)	(.01)	(.05)	(.01)	.06
Net realized and unrealized gain (loss) on investment transactions	.17	1.53	.39	2.45	(3.11)	(2.92)
Total from investment operations	.13	1.48	.38	2.40	(3.12)	(2.86)
Less distributions from: Net investment income	—	—	—	—	(.04)	(.12)
Net asset value, end of period	$ 11.45	$ 11.32	$ 9.84	$ 9.46	$ 7.06	$ 10.22
Total Return (%)	1.15[c]**	15.04[c]	4.02[c]	33.99[c]	(30.66)	(21.76)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	57	53	56	44	71
Ratio of expenses before expense reductions (%)	.99*	1.01	1.02	.98	.81	.86
Ratio of expenses after expense reductions (%)	.94*	.95	.95	.95	.81	.86
Ratio of net investment income (%)	(.57)*	(.45)	(.11)	(.57)	(.19)	.58
Portfolio turnover rate (%)	47*	104	103	91	71	42

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.19	$ 9.76	$ 9.42	$ 7.06	$ 7.43
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.09)	(.05)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.17	1.52	.39	2.45	(.35)
Total from investment operations	.11	1.43	.34	2.36	(.37)
Net asset value, end of period	$ 11.30	$ 11.19	$ 9.76	$ 9.42	$ 7.06
Total Return (%)	.98[d]**	14.65[d]	3.61[d]	33.43[d]	(4.98)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7	6	4.1
Ratio of expenses before expense reductions (%)	1.37*	1.40	1.41	1.37	1.06*
Ratio of expenses after expense reductions (%)	1.30*	1.32	1.34	1.34	1.06*
Ratio of net investment income (%)	(.93)*	(.82)	(.50)	(.96)	(.47)*
Portfolio turnover rate (%)	47*	104	103	91	71

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Moderate Allocation VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Portfolio bears directly, the Portfolio's shareholders indirectly bear the expense of the Underlying DWS Portfolios in which the Portfolio invests. The Portfolio's estimated indirect expense from investing in the Underlying DWS Portfolios is based on its allocation of Underlying DWS Portfolios. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.90
Expenses Paid per $1,000*	$ 2.86
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.97
Expenses Paid per $1,000*	$ 2.86
Direct Portfolio Expenses and Estimated Indirect Underlying DWS Portfolio Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.90
Expenses Paid per $1,000**	$ 6.31
Hypothetical 5% Portfolio Return	Class B
Beginning Account Value 1/1/06	$ 1,000.00
Ending Account Value 6/30/06	$ 1,018.55
Expenses Paid per $1,000**	$ 6.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

** Expenses are equal to the Portfolio's annualized expense ratio for each class plus the estimated indirect expense from investing in underlying portfolios in which the Portfolio invests, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class B
Direct Portfolio Expense Ratio	.57%
Estimated Indirect Expenses of Underlying DWS Portfolios	.69%
Estimated Net Annual Portfolio and Underlying DWS Portfolios Expenses	1.26%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Moderate Allocation VIP

Despite rising interest rates and concerns about inflation, the US economy continued to expand in the first half of 2006, benefiting from strength in both business investment and consumer spending. Returns for the six months ended June 30, 2006 varied widely among asset classes, ranging from a high of 10.16% for foreign stocks1 to -0.72% for investment-grade bonds.2 Small-cap stocks3 performed better than large-cap stocks,4 and value stocks5 significantly outperformed growth stocks.6 High-yield bonds7 returned 3.49%, and three-month treasury bills, which are regarded as cash equivalents, returned 2.20%.

For the six months ended June 30, 2006, the DWS Moderate Allocation VIP had a return of 2.09% (Class B shares, unadjusted for contract charges). Since this Portfolio invests in funds in seven different categories, performance is analyzed by comparing overall return with indexes that represent each asset class. As anticipated, since the Portfolio invests in a blend of equity and bond securities, its return was above that of its major bond index but below that of its equity index.

The Portfolio's allocation to equities was increased early in the year, with a corresponding reduction in bond holdings. The bond allocation was increased in April, and then reduced, so that the Portfolio ended the period close to its target of 60% equity and 40% fixed income. Asset allocation contributed to performance, but performance of the underlying funds detracted. The underperformance of several large-cap growth-oriented funds hurt overall returns. In the small-cap portion of the Portfolio, the value funds performed very well, but the growth funds underperformed. Since international stocks were generally stronger than US stocks, an underweight of international funds in this Portfolio hurt performance. A further negative was that the international funds in the Portfolio underperformed their benchmarks. Performance benefited from an underweight in investment-grade bond funds and a corresponding overweight in cash funds but was hurt by an underweight in high yield funds.

Inna Okounkova Robert Wang
Portfolio Managers, Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver reimbursement, returns would have been lower.

Risk Considerations

Diversification does not eliminate risk. The underlying portfolios invest in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. In addition, the underlying portfolios are subject to stock market risk, meaning stocks in the portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. Derivatives may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. An investment in underlying money market investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any government agency. Although money market investments seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these investments. Please read this Portfolio's prospectus for specific details regarding its risk profile.

1 The MSCI EAFE (Morgan Stanley Capital International Europe-Australasia-Far East Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is calculated in US dollars and is constructed to represent about 60% of market capitalization in each country.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged, market-value-weighted measure of treasury issues, corporate bond issues and mortgage securities.

3 Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

4 Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

5 Russell 1000 Value Index, which had a return of 6.56% for the six months ended June 30, 2006, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

6 Russell 1000 Growth Index, which had a return of --93% for the six months ended June 30, 2006, measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

7 Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Moderate Allocation VIP

Asset Allocation	6/30/06	12/31/05

Equity Funds	61%	60%
Fixed Income Funds	33%	29%
Cash Equivalents	6%	11%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Portfolio's investment portfolio, see page 4. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Moderate Allocation VIP

	Shares	Value ($)

Equity Funds 61.2%
DWS Blue Chip VIP "A"	1,050,799	15,299,628
DWS Capital Growth VIP "A"	239,790	4,002,101
DWS Davis Venture Value VIP "A"	789,223	10,094,158
DWS Dreman High Return Equity VIP "A"	432,636	5,935,767
DWS Dreman Small Cap Value VIP "A"	458,816	9,506,670
DWS Global Opportunities VIP "A"	5,496	87,005
DWS Growth & Income VIP "A"	1,870,714	18,014,973
DWS International Select Equity VIP "A"	6,660	94,842
DWS International VIP "A"	367,228	4,289,223
DWS Janus Growth Opportunities VIP "A"	925,164	7,345,799
DWS Large Cap Value VIP "A"	1,111,864	17,978,842
DWS Legg Mason Aggressive Growth VIP "A"	197,860	1,762,929
DWS MFS Strategic Value VIP "A"	647,228	7,009,479
DWS Mid Cap Growth VIP "A"	36,234	414,880
DWS RREEF Real Estate Securities VIP "A"	146,378	2,703,596
DWS Small Cap Growth VIP "A"	281,023	3,917,462
DWS Templeton Foreign Value VIP "A"	73,516	918,217
Total Equity Funds (Cost $104,742,186)		109,375,571
	Shares	Value ($)

Fixed Income Funds 33.2%
DWS Core Fixed Income VIP "A"	4,798,690	54,225,198
DWS Government & Agency Securities VIP "A"	7,333	85,873
DWS High Income VIP "A"	525,393	4,119,083
DWS Strategic Income VIP "A"	89,376	986,717
Total Fixed Income Funds (Cost $61,353,138)		59,416,871

Cash Equivalents 5.7%
Cash Management QP Trust, 5.07% (a) (Cost $10,221,492)	10,221,491	10,221,491
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $176,316,816)+	100.1	179,013,933
Other Assets and Liabilities, Net	(0.1)	(135,851)
Net Assets	100.0	178,878,082

+ The cost for federal income tax purposes was $176,344,435. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $2,669,498. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $5,073,861 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,404,363.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in Underlying Affiliated Portfolios, at value (cost $166,095,324)	$ 168,792,441
Investment in Cash Management QP Trust (cost $10,221,492)	10,221,492
Total investments in securities, at value (cost $176,316,816)	179,013,933
Interest receivable	45,191
Other assets	1,834
Total assets	179,060,958
Liabilities
Payable for Portfolio shares redeemed	54,542
Accrued management fee	7,285
Other accrued expenses and payables	121,049
Total liabilities	182,876
Net assets, at value	$ 178,878,082
Net Assets
Net assets consist of: Undistributed net investment income	2,867,291
Net unrealized appreciation (depreciation) on investments	2,697,117
Accumulated net realized gain (loss)	3,343,465
Paid-in capital	169,970,209
Net assets, at value	$ 178,878,082
Class B Net Asset Value, offering and redemption price per share ($178,878,082 ÷ 15,654,794 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.43
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Income distributions from Underlying Affiliated Portfolios	$ 3,029,244
Interest — Cash Management QP Trust	421,363
Total Income	3,450,607
Expenses: Management fee	134,345
Custodian and accounting fees	25,599
Distribution service fees (Class B)	223,908
Record keeping fees (Class B)	125,388
Auditing	9,929
Legal	9,316
Trustees' fees and expenses	9,969
Reports to shareholders	8,428
Other	4,002
Total expenses before expense reductions	550,884
Expense reductions	(44,782)
Total expenses after expense reductions	506,102
Net investment income (loss)	2,944,505
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,909,476
Capital gain distributions from Underlying Affiliated Portfolios	1,534,057
3,443,533
Net unrealized appreciation (depreciation) during the period on investments	(2,906,695)
Net gain (loss) on investment transactions	536,838
Net increase (decrease) in net assets resulting from operations	$ 3,481,343

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 2,944,505	$ 1,146,691
Net realized gain (loss) on investment transactions	3,443,533	1,514,979
Net unrealized appreciation (depreciation) during the period on investment transactions	(2,906,695)	4,147,334
Net increase (decrease) in net assets resulting from operations	3,481,343	6,809,004
Distributions to shareholders from: Net investment income: Class B	(1,569,948)	—
Net realized gains: Class B	(1,255,958)	(98,563)
Portfolio share transactions: Class B Proceeds from shares sold	10,509,432	129,422,492
Reinvestment of distributions	2,825,906	98,563
Cost of shares redeemed	(6,427,901)	(3,450,269)
Net increase (decrease) in net assets from Class B share transactions	6,907,437	126,070,786
Increase (decrease) in net assets	7,562,874	132,781,227
Net assets at beginning of period	171,315,208	38,533,981
Net assets at end of period (including undistributed net investment income of $2,867,291 and $1,492,734, respectively)	$ 178,878,082	$ 171,315,208
Other Information
Class B Shares outstanding at beginning of period	15,061,439	3,555,593
Shares sold	907,584	11,805,548
Shares issued to shareholders in reinvestment of distributions	244,244	9,229
Shares redeemed	(558,473)	(308,931)
Net increase (decrease) in Class B shares	593,355	11,505,846
Shares outstanding at end of period	15,654,794	15,061,439

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class B Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.37	$ 10.84	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.19	.12	(.03)
Net realized and unrealized gain (loss) on investment transactions	.01	.43	.87
Total from investment operations	.20	.55	.84
Less distributions from: Net investment income (loss)	(.10)	—	—
Net realized gain on investment transactions	(.04)	(.02)	—
Total distributions	(.14)	(.02)	—
Net asset value, end of period	$ 11.43	$ 11.37	$ 10.84
Total Return (%)[d,e]	2.09**	5.06	8.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	179	171	39
Ratio of expenses before expense reductions (%)[f]	.62*	.66	1.53*
Ratio of expenses after expense reductions (%)[f]	.57*	.61	.75*
Ratio of net investment income (%)	3.28*	1.15	(.68)*
Portfolio turnover rate (%)	34*	14	13*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from August 16, 2004 (commencement of operations) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Total return would have been lower if the Advisor had not maintained some Underlying Portfolio's expenses.

[f] The Portfolio invests in other DWS Portfolios and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Portfolios in which the Portfolio is invested.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Money Market VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.10	$ 1,019.20
Expenses Paid per $1,000*	$ 2.66	$ 4.51
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,022.17	$ 1,020.33
Expenses Paid per $1,000*	$ 2.66	$ 4.51

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Money Market VIP	.53%	.90%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Money Market VIP

During the six-month period ended June 30, 2006, the US Federal Reserve Board (the Fed) continued its recent policy of increasing short-term interest rates in an attempt to head off a resurgence in inflation. The federal funds rate was raised to 5.25% in four quarter-percentage-point increments in the first half of 2006. At the end of June, the one-year LIBOR rate, an industry standard for measuring one-year money market rates, stood at 5.69%.

During the six-month period ended June 30, 2006, the Portfolio provided a total return of 2.11% (Class A shares, unadjusted for contract charges) compared with the 2.05% average return for funds in the Lipper Money Market Funds category for the same period, according to Lipper Inc. The nonsubsidized seven-day current yield was 4.65% as of June 30, 2006.

During the period, our strategy was to keep the Portfolio's average maturity relatively short in order to help reduce risk, limiting our purchases, for the most part, to three-month maturity issues and shorter. Following Hurricanes Katrina and Wilma, our decision to extend maturity (because we felt that the economy would slow -— it actually remained strong) detracted slightly from performance over the period. For the period, we maintained a significant allocation in floating-rate securities. Our decision to maintain a significant allocation in this sector helped performance during the period. In addition, because we believe the Fed will end its series of interest rates increases this year, we will be looking for opportunities to extend maturity and boost the Portfolio's yield over the coming months. Going forward, we will continue our focus on the highest credit quality within the Portfolio and maintain our conservative investment strategies and standards.

A group of investment professionals is responsible for the day-to-day management of the Portfolio. These investment professionals have a broad range of experience managing money market funds.

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation.

Yields fluctuate and are not guaranteed. Money Market seven-day current yield is the annualized net investment income per share for the period owned.

The nonsubsidized yield reflects what the yield would have been had a fee and/or waiver not been in place during the period shown.

Risk Considerations

An investment in this Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Please read this Portfolio's prospectus for specific details regarding its investment and risk profile.

LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

The Lipper Money Market Funds category includes funds that invest in high-quality financial instruments rated in the top two grades with dollar-weighted average maturities of less than 90 days and that intend to keep a constant net asset value. It is not possible to invest directly in a Lipper category.

Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Money Market VIP

Asset Allocation	6/30/06	12/31/05

Commercial Paper	32%	32%
Short-Term Notes	22%	30%
Certificates of Deposit and Bank Notes	15%	25%
Time Deposits	9%	—
Repurchase Agreements	8%	7%
US Government Sponsored Agencies	5%	2%
Promissory Notes	5%	—
Funding Agreement	3%	4%
Asset Backed	1%	—
	100%	100%
Weighted Average Maturity*

DWS Variable Series II — DWS Money Market VIP	42 days	35 days
First Tier Money Fund Average	39 days	38 days

* The Portfolio is compared to its respective iMoneyNet category: Category includes only non-government retail funds that are not holding any second tier securities. Portfolio Holdings of First Tier funds include US Other Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier CP, Floating Rate Notes and Asset backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Money Market VIP

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 16.7%
Banco Bilbao Vizcaya Argentaria SA, 4.98%, 9/1/2006	3,000,000	2,999,810
Bank of Nova Scotia, 5.31%, 8/8/2006	17,000,000	17,000,000
Bank of Tokyo-Mitsubishi-UFJ Ltd., 5.3%, 8/8/2006	2,000,000	2,000,000
Calyon, 4.75%, 10/24/2006	6,000,000	6,000,000
HBOS Treasury Services PLC, 3.8%, 7/10/2006	3,000,000	3,000,000
Natexis Banque Populaires, 5.0%, 2/8/2007	3,700,000	3,700,000
Norinchukin Bank, 5.32%, 8/8/2006	16,000,000	16,000,000
Wells Fargo Bank NA, 5.2%, 7/7/2006	6,000,000	6,000,000
Total Certificates of Deposit and Bank Notes (Cost $56,699,810)		56,699,810

Commercial Paper** 33.8%
AB Spintab, 5.42%, 9/29/2006	10,500,000	10,357,725
Apreco, LLC, 5.37%, 7/3/2006	17,000,000	16,994,928
Giro Funding US Corp., 5.325%, 8/4/2006	17,000,000	16,914,504
Greyhawk Funding LLC, 5.05%, 7/5/2006	15,000,000	14,991,583
KBC Financial Products International Ltd., 5.34%, 7/3/2006	400,000	399,881
Merrill Lynch & Co., Inc., 5.32%, 7/5/2006	13,000,000	12,992,316
Natexis US Finance Company LLC, 4.65%, 7/24/2006	6,000,000	5,982,175
UniCredito Italiano (DE), Inc., 4.95%, 7/6/2006	9,000,000	8,993,813
United Technologies Corp., 5.35%, 7/3/2006	11,005,000	11,001,729
Verizon Communications, Inc.:
5.3%, 7/10/2006	3,000,000	2,996,025
5.42%, 8/7/2006	10,278,000	10,220,746
5.42%, 8/8/2006	3,000,000	2,982,837
Total Commercial Paper (Cost $114,828,262)		114,828,262

US Government Sponsored Agencies 5.2%
Federal Home Loan Mortgage Corp.:
5.35%, 5/25/2007	8,500,000	8,500,000
5.5%, 7/3/2007	3,000,000	3,000,000
Federal National Mortgage Association:
4.0%, 8/8/2006	3,000,000	3,000,000
4.03%, 7/21/2006	3,000,000	3,000,000
Total US Government Sponsored Agencies (Cost $17,500,000)		17,500,000

	Principal Amount ($)	Value ($)

Funding Agreement 3.5%
New York Life Insurance Co., 3.994% *, 9/19/2006 (Cost $12,000,000)	12,000,000	12,000,000

Asset Backed 0.9%
Steers Mercury III Trust, 144A, 5.355%*, 5/27/2048 (Cost $3,000,000)	3,000,000	3,000,000

Promissory Notes 5.0%
The Goldman Sachs Group, Inc.:
4.64% *, 11/10/2006	9,000,000	9,000,000
5.12% *, 3/20/2007	8,000,000	8,000,000
Total Promissory Notes (Cost $17,000,000)		17,000,000

Short-Term Notes 23.8%
American Express Credit Corp., 5.11%*, 1/9/2007	6,000,000	5,999,665
BNP Paribas, 5.293%*, 10/26/2007	3,000,000	3,000,000
Canadian Imperial Bank of Commerce, 3.821*%, 12/4/2006	6,000,000	6,001,775
CIT Group, Inc.: 5.37%*, 2/15/2007	9,000,000	9,011,207
7.375%, 4/2/2007	4,600,000	4,666,526
DNB Nor Bank ASA, 5.313%*, 7/25/2007	9,000,000	9,000,000
Five Finance, Inc., 5.7%, 7/3/2007	6,000,000	6,000,000
International Business Machine Corp., 5.135%*, 7/6/2007	3,000,000	3,000,000
M&I Marshall & Ilsley Bank, 5.179%*, 12/15/2006	4,000,000	4,000,000
Northern Rock PLC, 5.334%*, 2/5/2007	3,000,000	3,000,000
Skandinaviska Enskilda Banken, 5.242%*, 7/18/2007	3,000,000	3,000,000
Tango Finance Corp., 144A, 5.168%*, 9/18/2006	15,000,000	14,999,913
The Bear Stearns Companies, Inc., 4.82%*, 10/18/2006	6,000,000	6,000,000
UniCredito Italiano Bank (Ireland) PLC, 5.16%*, 3/9/2007	3,000,000	3,000,000
Total Short-Term Notes (Cost $80,679,086)		80,679,086

Time Deposits 9.4%
Bank of Tokyo-Mitsubishi-UFJ Ltd., 5.5%, 7/3/2006	15,000,000	15,000,000
Societe Generale, 5.313%, 7/3/2006	17,000,000	17,000,000
Total Time Deposits (Cost $32,000,000)		32,000,000

	Principal Amount ($)	Value ($)

Repurchase Agreements 8.8%
BNP Paribas, 5.28%, dated 6/30/2006, to be repurchased at $10,004,400 on 7/3/2006 (a)	10,000,000	10,000,000
Greenwich Capital Markets, Inc., 5.30%, dated 6/30/2006, to be repurchased at $20,008,833 on 7/3/2006 (b)	20,000,000	20,000,000
Total Repurchase Agreements (Cost $30,000,000)		30,000,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $363,707,158)+	107.1	363,707,158
Other Assets and Liabilities, Net	(7.1)	(24,187,083)
Net Assets	100.0	339,520,075

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $363,707,158.

(a) Collateralized by $10,833,000 US Treasury Note, 3.75%, maturing on 2/15/2013 with a value of $10,200,363.

(b) Collateralized by $20,466,052, Federal National Mortgage Association, 5.75%, maturing on 5/15/2016 with a value of $20,400,612.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, valued at amortized cost (cost $363,707,158)	$ 363,707,158
Total investments in securities, valued at amortized cost (cost $363,707,158)	363,707,158
Interest receivable	1,053,171
Receivable for Portfolio shares sold	221,786
Other assets	4,162
Total assets	364,986,277
Liabilities
Payable for investments purchased	22,000,000
Payable for Portfolio shares redeemed	2,338,660
Distributions payable	652,673
Due to custodian	271,476
Accrued management fee	121,272
Other accrued expenses and payables	82,121
Total liabilities	25,466,202
Net assets, at value	$ 339,520,075
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(40,899)
Accumulated net realized gain (loss)	5,277
Paid-in capital	339,555,697
Net assets, at value	$ 339,520,075
Class A Net Asset Value, offering and redemption price per share ($284,063,392 ÷ 284,091,617 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class B Net Asset Value, offering and redemption price per share ($55,456,683 ÷ 55,460,599 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Interest	$ 7,232,221
Expenses: Management fee	703,169
Custodian fees	11,744
Distribution service fees (Class B)	75,679
Record keeping fees (Class B)	37,617
Auditing	19,859
Legal	8,783
Trustees' fee and expenses	9,938
Reports to shareholders	45,250
Other	8,739
Total expenses, before expense reductions	920,778
Expense reductions	(3,171)
Total expenses, after expense reductions	917,607
Net investment income	6,314,614
Net realized gain (loss) on investment transactions	5,277
Net increase (decrease) in net assets resulting from operations	$ 6,319,891

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 6,314,614	$ 8,462,304
Net realized gain (loss) on investment transactions	5,277	1,179
Net increase (decrease) in net assets resulting from operations	6,319,891	8,463,483
Distributions to shareholders from: Net investment income: Class A	(5,151,318)	(7,099,842)
Class B	(1,163,296)	(1,362,462)
Portfolio share transactions: Class A Proceeds from shares sold	118,841,959	227,608,429
Reinvestment of distributions	4,985,654	6,884,287
Cost of shares redeemed	(74,736,608)	(240,799,854)
Net increase (decrease) in net assets from Class A share transactions	49,091,005	(6,307,138)
Class B Proceeds from shares sold	41,260,977	83,177,262
Reinvestment of distributions	1,149,013	1,303,053
Cost of shares redeemed	(45,199,232)	(78,947,805)
Net increase (decrease) in net assets from Class B share transactions	(2,789,242)	5,532,510
Increase (decrease) in net assets	46,307,040	(773,449)
Net assets at beginning of period	293,213,035	293,986,484
Net assets at end of period (including accumulated distributions in excess of net investment income of $40,899 and $40,899, respectively)	$ 339,520,075	$ 293,213,035
Other Information
Class A Shares outstanding at beginning of period	235,000,612	241,307,750
Shares sold	118,841,959	227,608,429
Shares issued to shareholders in reinvestment of distributions	4,985,654	6,884,287
Shares redeemed	(74,736,608)	(240,799,854)
Net increase (decrease) in Class A shares	49,091,005	(6,307,138)
Shares outstanding at end of period	284,091,617	235,000,612
Class B Shares outstanding at beginning of period	58,249,841	52,717,331
Shares sold	41,260,977	83,177,262
Shares issued to shareholders in reinvestment of distributions	1,149,013	1,303,053
Shares redeemed	(45,199,232)	(78,947,805)
Net increase (decrease) in Class B shares	(2,789,242)	5,532,510
Shares outstanding at end of period	55,460,599	58,249,841

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.021	.028	.009	.007	.013	.037
Total from investment operations	.021	.028	.009	.007	.013	.037
Less distributions from: Net investment income	(.021)	(.028)	(.009)	(.007)	(.013)	(.037)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	2.11**	2.80	.91	.72	1.35	3.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	284	235	241	326	570	671
Ratio of expenses (%)	.53*	.52	.53	.54	.54	.55
Ratio of net investment income (%)	4.23*	2.77	.88	.73	1.35	3.39
[a] For the six months ended June 30, 2006 (Unaudited). * Annualized ** Not annualized
Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from investment operations: Net investment income	.019	.024	.005	.004	.007
Total from investment operations	.019	.024	.005	.004	.007
Less distributions from: Net investment income	(.019)	(.024)	(.005)	(.004)	(.007)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return (%)	1.92**	2.42	.52	.42	.67**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	55	58	53	66	3
Ratio of expenses before expense reductions (%)	.90*	.89	.91	.93	.79*
Ratio of expenses after expense reductions (%)	.90*	.89	.91	.92	.64*
Ratio of net investment income (%)	3.84*	2.40	.50	.35	1.11*
[a] For the six months ended June 30, 2006 (Unaudited). [b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002. * Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Oak Strategic Equity VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 928.00	$ 927.10
Expenses Paid per $1,000*	$ 4.73	$ 6.21
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,019.89	$ 1,018.35
Expenses Paid per $1,000*	$ 4.96	$ 6.51

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Oak Strategic Equity VIP	.99%	1.30%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Oak Strategic Equity VIP

US equities posted modest gains during the first six months of 2006, with the Standard & Poor's 500 Stock Index (S&P 500) rising 2.71%. In this environment, Class A shares of DWS Oak Strategic Equity VIP returned -7.20% (unadjusted for contract charges), compared to -0.93% for the Portfolio's benchmark, the Russell 1000 Growth Index.

The Portfolio's lack of exposure to the utilities and industrials sectors, and overweight positions in technology and health care sectors, detracted from performance during the period. An overweight position in financials contributed to performance.

Positive stock selection in the industrials, financials and energy sectors contributed to performance. Conversely, stock selection in the health care sector hindered the Portfolio's performance.

Despite the volatility we have seen in the S&P 500 so far this year, we believe corporate earnings are experiencing a bull market of sorts. And while investors fled from risk in the second quarter, we think there is a good chance that they will once again move up the risk curve over the coming months, which would generally be positive for the market and the Portfolio.

James D. Oelschlager

Portfolio Manager
Oak Associates, Ltd., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The Portfolio may concentrate investments in specific sectors, which creates special risk considerations. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Russell 1000 Growth Index is an unmanaged index which consists of those stocks in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

"Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Oak Strategic Equity VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Information Technology	51%	49%
Health Care	20%	21%
Financials	12%	11%
Industrials	9%	7%
Energy	4%	—
Consumer Discretionary	4%	12%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Oak Strategic Equity VIP

	Shares	Value ($)

Common Stocks 99.1%
Consumer Discretionary 3.8%
Internet & Catalog Retail
Amazon.com, Inc.* (a)	62,000	2,398,160
Energy 3.8%
Energy Equipment & Services
Baker Hughes, Inc.	30,000	2,455,500
Financials 12.2%
Capital Markets 7.6%
Charles Schwab Corp.	302,400	4,832,352
Diversified Financial Services 4.6%
Citigroup, Inc.	61,600	2,971,584
Health Care 20.1%
Biotechnology 4.3%
Amgen, Inc.*	42,300	2,759,229
Health Care Equipment & Supplies 3.7%
Medtronic, Inc.	50,000	2,346,000
Health Care Providers & Services 2.2%
UnitedHealth Group, Inc.	31,000	1,388,180
Life Sciences Tools & Services 2.3%
Affymetrix, Inc.* (a)	57,000	1,459,200
Pharmaceuticals 7.6%
Pfizer, Inc.	96,200	2,257,814
Teva Pharmaceutical Industries Ltd. (ADR)	83,000	2,621,970
		4,879,784
Industrials 9.2%
Electrical Equipment 3.8%
Rockwell Automation, Inc.	34,000	2,448,340
Machinery 5.4%
Caterpillar, Inc.	45,800	3,411,184
Information Technology 50.0%
Communications Equipment 14.8%
Cisco Systems, Inc.*	197,100	3,849,363
	Shares	Value ($)

Juniper Networks, Inc.*	134,900	2,157,051
QUALCOMM, Inc.	85,600	3,429,992
		9,436,406
Computers & Peripherals 1.8%
Avid Technology, Inc.* (a)	35,000	1,166,550
Internet Software & Services 9.4%
eBay, Inc.*	101,200	2,964,148
Google, Inc. "A"*	7,200	3,019,176
		5,983,324
IT Services 6.7%
Cognizant Technology Solutions Corp. "A"*	63,000	4,244,310
Semiconductors & Semiconductor Equipment 13.6%
Applied Materials, Inc.	183,400	2,985,752
Linear Technology Corp.	93,100	3,117,919
Maxim Integrated Products, Inc.	80,950	2,599,304
		8,702,975
Software 3.7%
Electronic Arts, Inc.*	55,000	2,367,200
Total Common Stocks (Cost $59,635,820)		63,250,278

Securities Lending Collateral 7.4%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $4,712,400)	4,712,400	4,712,400
Cash Equivalents 0.7%
Cash Management QP Trust, 5.07% (d) (Cost $441,884)	441,884	441,884
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $64,790,104)+	107.2	68,404,562
Other Assets and Liabilities, Net	(7.2)	(4,578,753)
Net Assets	100.0	63,825,809

* Non-income producing security.

+ The cost for federal income tax purposes was $64,798,630. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $3,605,932. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,943,342 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,337,410.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $4,521,519 which is 7.1% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $59,635,820) — including $4,521,519 of securities loaned	$ 63,250,278
Investment in Daily Assets Fund Institutional (cost $4,712,400)*	4,712,400
Investment in Cash Management QP Trust (cost $441,884)	441,884
Total investments in securities, at value (cost $64,790,104)	68,404,562
Interest receivable	1,952
Receivable for Portfolio shares sold	245,306
Other assets	1,152
Total assets	68,652,972
Liabilities
Payable for Portfolio shares redeemed	9,991
Payable upon return of securities loaned	4,712,400
Accrued management fee	43,853
Other accrued expenses and payables	60,919
Total liabilities	4,827,163
Net assets, at value	$ 63,825,809
Net Assets
Net assets consist of: Accumulated net investment loss	(82,723)
Net unrealized appreciation (depreciation) on investments	3,614,458
Accumulated net realized gain (loss)	(10,806,503)
Paid-in capital	71,100,577
Net assets, at value	$ 63,825,809
Class A Net Asset Value, offering and redemption price per share ($45,132,437 ÷ 7,291,862 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.19
Class B Net Asset Value, offering and redemption price per share ($18,693,372 ÷ 3,062,296 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.10

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,249)	$ 285,009
Interest — Cash Management QP Trust	11,163
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,325
Total Income	297,497
Expenses: Management fee	265,231
Custodian and accounting fees	29,836
Distribution service fees (Class B)	24,976
Record keeping fees (Class B)	14,136
Auditing	24,597
Legal	6,316
Trustees' fees and expenses	8,296
Reports to shareholders	13,576
Other	2,987
Total expenses before expense reductions	389,951
Expense reductions	(9,874)
Total expenses after expense reductions	380,077
Net investment income (loss)	(82,580)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(1,061,504)
Net unrealized appreciation (depreciation) during the period on investments	(3,790,917)
Net gain (loss) on investment transactions	(4,852,421)
Net increase (decrease) in net assets resulting from operations	$ (4,935,001)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ (82,580)	$ (356,726)
Net realized gain (loss) on investment transactions	(1,061,504)	1,188,803
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,790,917)	(4,994,935)
Net increase (decrease) in net assets resulting from operations	(4,935,001)	(4,162,858)
Distributions to shareholders from: Net investment income: Class A	—	(9,542)
Portfolio share transactions: Class A Proceeds from shares sold	912,217	2,962,547
Reinvestment of distributions	—	9,542
Cost of shares redeemed	(7,029,268)	(15,883,679)
Net increase (decrease) in net assets from Class A share transactions	(6,117,051)	(12,911,590)
Class B Proceeds from shares sold	1,212,820	3,152,311
Cost of shares redeemed	(1,539,230)	(3,375,229)
Net increase (decrease) in net assets from Class B share transactions	(326,410)	(222,918)
Increase (decrease) in net assets	(11,378,462)	(17,306,908)
Net assets at beginning of period	75,204,271	92,511,179
Net assets at end of period (including accumulated net investment loss and accumulated distributions in excess of net investment income of $82,723 and $143, respectively)	$ 63,825,809	$ 75,204,271
Other Information
Class A Shares outstanding at beginning of period	8,210,458	10,189,476
Shares sold	139,129	457,824
Shares issued to shareholders in reinvestment of distributions	—	1,534
Shares redeemed	(1,057,725)	(2,438,376)
Net increase (decrease) in Class A shares	(918,596)	(1,979,018)
Shares outstanding at end of period	7,291,862	8,210,458
Class B Shares outstanding at beginning of period	3,110,602	3,140,946
Shares sold	188,067	492,232
Shares redeemed	(236,373)	(522,576)
Net increase (decrease) in Class B shares	(48,306)	(30,344)
Shares outstanding at end of period	3,062,296	3,110,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.67	$ 6.95	$ 6.86	$ 4.58	$ 7.60	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)[d]	(.02)	.01	(.03)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.48)	(.26)	.08	2.31	(3.00)	(2.38)
Total from investment operations	(.48)	(.28)	.09	2.28	(3.02)	(2.40)
Less distributions from: Net investment income	—	(.00)[d]	—	—	—	—
Net asset value, end of period	$ 6.19	$ 6.67	$ 6.95	$ 6.86	$ 4.58	$ 7.60
Total Return (%)	(7.20)**	(4.01)	1.31	49.78	(39.74)	(24.00)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	45	55	71	76	41	44
Ratio of expenses before expense reductions (%)	.99*	1.10	1.10	1.13	.96	1.44*
Ratio of expenses after expense reductions (%)	.99*	1.10	1.10	1.13	.96	1.15*
Ratio of net investment income (%)	(.15)*	(.35)	.08	(.48)	(.30)	(.43)*
Portfolio turnover rate (%)	11*	19	39	6	16	3*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from May 1, 2001 (commencement of operations of Class A) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Amount is less than $.005.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 6.58	$ 6.89	$ 6.83	$ 4.58	$ 5.04
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.04)	(.02)	(.06)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.47)	(.27)	.08	2.31	(.44)
Total from investment operations	(.48)	(.31)	.06	2.25	(.46)
Net asset value, end of period	$ 6.10	$ 6.58	$ 6.89	$ 6.83	$ 4.58
Total Return (%)	(7.29)d**	(4.50)[d]	.88	49.13	(9.13)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	20	22	10.4
Ratio of expenses before expense reductions (%)	1.39*	1.50	1.49	1.52	1.21*
Ratio of expenses after expense reductions (%)	1.30*	1.46	1.49	1.52	1.21*
Ratio of net investment income (%)	(.46)*	(.71)	(.20)	(.87)	(.68)*
Portfolio turnover rate (%)	11*	19	39	6	16

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Small Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,034.10	$ 1,032.30
Expenses Paid per $1,000*	$ 3.58	$ 5.49
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,021.27	$ 1,019.39
Expenses Paid per $1,000*	$ 3.56	$ 5.46

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Small Cap Growth VIP	.71%	1.09%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Small Cap Growth VIP

Stock market performance during the first and second quarters of the year contrasted sharply. While all size and style segments benefited from strong positive returns during the first quarter (as measured by the world of Russell Indices), only large-cap value stocks, as measured by the Russell 1000 Value Index, were spared from negative returns in the second quarter. Resource utilization is high within the US economy, and some measures of inflation expectations have edged up slightly (as have recent core inflation readings). Equities face more uncertainty as the economy navigates a narrow channel between potential overheating (with significantly higher inflation) and subpar growth.

For its most recent semiannual period, the Portfolio returned 3.41% (Class A shares, unadjusted for contract charges), underperforming the 6.07% return of the Russell 2000 Growth Index.

Detractors from performance for the period ended June 30, 2006 included stock selection in the information technology, financials and energy sectors; underweights to industrials and materials; and an overweight to health care relative to the benchmark. Positive contributors included stock selection in the health care, consumer discretionary and telecommunication services sectors as well as our overweights to energy and information technology relative to the benchmark. We continue to maintain a long-term perspective, investing in quality small-cap growth stocks, as we weather the recent difficult market conditions.

Robert S. Janis
Portfolio Manager
Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Finally, derivatives may be more volatile and less liquid than traditional securities and the Portfolio could suffer losses on its derivatives positions. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq.

The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Small Cap Growth VIP

Asset Allocation (Excludes Security Lending Collateral)	6/30/06	12/31/05

Common Stocks	99%	99%
Cash Equivalent	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Information Technology	23%	23%
Consumer Discretionary	22%	17%
Health Care	22%	30%
Energy	13%	9%
Financials	10%	12%
Industrials	6%	4%
Consumer Staples	3%	4%
Telecommunication Services	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 26. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Small Cap Growth VIP

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 22.1%
Hotels Restaurants & Leisure 11.7%
Buffalo Wild Wings, Inc.* (a)	91,100	3,490,041
Chipotle Mexican Grill, Inc. "A"*	110,200	6,716,690
McCormick & Schmick's Seafood Restaurants, Inc.*	172,100	4,095,980
Orient-Express Hotels Ltd. "A"	142,200	5,523,048
Red Robin Gourmet Burgers, Inc.* (a)	111,600	4,749,696
Shuffle Master, Inc.* (a)	94,900	3,110,822
Texas Roadhouse, Inc. "A"*	296,500	4,008,680
		31,694,957
Household Durables 2.2%
Jarden Corp.* (a)	194,250	5,914,912
Internet & Catalog Retail 1.0%
Stamps.com, Inc.*	97,800	2,720,796
Leisure Equipment & Products 0.9%
MarineMax, Inc.* (a)	92,000	2,413,160
Specialty Retail 4.4%
Guess?, Inc.*	227,700	9,506,475
Hot Topic, Inc.*	210,000	2,417,100
		11,923,575
Textiles, Apparel & Luxury Goods 1.9%
Under Armour, Inc. "A"* (a)	124,900	5,323,238
Consumer Staples 2.6%
Personal Products
Herbalife Ltd.*	174,100	6,946,590
Energy 13.2%
Energy Equipment & Services 6.1%
Atwood Oceanics, Inc.*	113,200	5,614,720
Complete Production Services, Inc.*	114,000	2,694,960
Grey Wolf, Inc.*	662,000	5,097,400
Hornbeck Offshore Services, Inc.*	87,500	3,108,000
		16,515,080
Oil, Gas & Consumable Fuels 7.1%
Aventine Renewable Energy Holdings, Inc.*	10,300	400,670
Carrizo Oil & Gas, Inc.*	242,200	7,583,282
EXCO Resources, Inc.*	214,600	2,446,440
Foundation Coal Holdings, Inc.	104,900	4,922,957
Western Refining, Inc.	178,400	3,849,872
		19,203,221
Financials 9.4%
Capital Markets 2.5%
optionsXpress Holdings, Inc.	181,500	4,230,765
Thomas Weisel Partners Group, Inc.*	127,900	2,431,379
		6,662,144
Commercial Banks 3.9%
PrivateBancorp, Inc. (a)	107,600	4,455,716
	Shares	Value ($)

Signature Bank*	187,600	6,074,488
		10,530,204
Diversified Financial Services 1.0%
Portfolio Recovery Associates, Inc.*	62,470	2,854,879
Insurance 2.0%
National Financial Partners Corp.	123,600	5,476,716
Health Care 21.7%
Health Care Equipment & Supplies 6.6%
Hologic, Inc.*	104,700	5,167,992
Sirona Dental Systems, Inc.	83,000	3,288,460
SonoSite, Inc.* (a)	77,800	3,037,312
Viasys Healthcare, Inc.*	143,900	3,683,840
West Pharmaceutical Services, Inc.	75,000	2,721,000
		17,898,604
Health Care Providers & Services 12.5%
Amedisys, Inc.* (a)	156,200	5,919,980
AMERIGROUP Corp.*	272,300	8,452,192
Centene Corp.*	275,500	6,482,515
HealthExtras, Inc.*	114,700	3,466,234
LCA-Vision, Inc.	110,400	5,841,264
Providence Service Corp.*	135,000	3,676,050
		33,838,235
Health Care Technology 2.6%
Allscripts Healthcare Solutions, Inc.* (a)	165,700	2,908,035
Eclipsys Corp.*	224,400	4,075,104
		6,983,139
Industrials 5.7%
Aerospace & Defense 1.0%
BE Aerospace, Inc.*	117,500	2,686,050
Electrical Equipment 1.5%
Energy Conversion Devices, Inc.*	114,100	4,156,663
Machinery 2.0%
Actuant Corp. "A"	107,600	5,374,620
Trading Companies & Distributors 1.2%
H&E Equipment Services, Inc.* (a)	110,400	3,251,280
Information Technology 22.8%
Communications Equipment 1.8%
Foundry Networks, Inc.*	449,500	4,791,670
Computers & Peripherals 1.3%
Rackable Systems, Inc.*	90,000	3,554,100
Electronic Equipment & Instruments 2.2%
Itron, Inc.*	99,300	5,884,518
Internet Software & Services 7.4%
Digital River, Inc.*	201,300	8,130,507
j2 Global Communications, Inc.* (a)	238,300	7,439,726
Openwave Systems, Inc.* (a)	393,600	4,542,144
		20,112,377
IT Services 2.9%
Euronet Worldwide, Inc.*	203,200	7,796,784
	Shares	Value ($)

Semiconductors & Semiconductor Equipment 6.0%
FormFactor, Inc.*	194,700	8,689,461
Silicon Laboratories, Inc.* (a)	91,800	3,226,770
Trident Microsystems, Inc.*	230,600	4,376,788
		16,293,019
Software 1.2%
THQ, Inc.*	149,650	3,232,440
Telecommunication Services 1.2%
Wireless Telecommunication Services
SBA Communications Corp. "A"*	125,100	3,270,114
Total Common Stocks (Cost $230,304,359)		267,303,085

Securities Lending Collateral 14.2%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $38,491,850)	38,491,850	38,491,850
	Shares	Value ($)

Cash Equivalents 1.5%
Cash Management QP Trust, 5.07% (d) (Cost $4,147,368)	4,147,368	4,147,368
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $272,943,577)+	114.4	309,942,303
Other Assets and Liabilities, Net	(14.4)	(39,103,084)
Net Assets	100.0	270,839,219

* Non-income producing security.

+ The cost for federal income tax purposes was $273,010,310. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $36,931,993. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $51,065,421 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,133,428.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $37,605,605 which is 13.9% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $230,304,359) — including $37,605,605 of securities loaned	$ 267,303,085
Investment in Daily Assets Fund Institutional (cost $38,491,850)*	38,491,850
Investment in Cash Management QP Trust (cost $4,147,368)	4,147,368
Total investments in securities, at value (cost $272,943,577)	309,942,303
Receivable for investments sold	321,510
Dividends receivable	25,676
Interest receivable	27,488
Receivable for Portfolio shares sold	349,801
Other assets	3,515
Total assets	310,670,293
Liabilities
Payable for Fund shares redeemed	61,320
Payable for investments purchased	1,070,912
Payable upon return of securities loaned	38,491,850
Accrued management fee	141,673
Other accrued expenses and payables	65,319
Total liabilities	39,831,074
Net assets, at value	$ 270,839,219
Net Assets
Net assets consist of: Accumulated net investment loss	(581,365)
Net unrealized appreciation (depreciation) on investments	36,998,726
Accumulated net realized gain (loss)	(113,205,070)
Paid-in capital	347,626,928
Net assets, at value	$ 270,839,219
Class A Net Asset Value, offering and redemption price per share ($232,307,734 ÷ 16,663,175 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.94
Class B Net Asset Value, offering and redemption price per share ($38,531,485 ÷ 2,803,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 13.75

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 379,192
Interest — Cash Management QP Trust	94,114
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	47,312
Total Income	520,618
Expenses: Management fee	926,143
Custodian fees	9,131
Distribution service fees (Class B)	50,146
Record keeping fees (Class B)	27,071
Auditing	29,795
Legal	8,110
Trustees' fees and expenses	13,075
Reports to shareholders	22,660
Other	10,457
Total expenses before expense reductions	1,096,588
Expense reductions	(5,860)
Total expenses after expense reductions	1,090,728
Net investment income (loss)	(570,110)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	22,419,746
Net unrealized appreciation (depreciation) during the period on investments	(11,563,231)
Net gain (loss) on investment transactions	10,856,515
Net increase (decrease) in net assets resulting from operations	$ 10,286,405

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ (570,110)	$ (1,349,056)
Net realized gain (loss) on investment transactions	22,419,746	24,013,018
Net realized gains on investments not meeting investment guidelines of the Portfolio	—	49,496
Net unrealized appreciation (depreciation) during the period on investment transactions	(11,563,231)	(117,156)
Net increase (decrease) in net assets resulting from operations	10,286,405	22,596,302
Portfolio share transactions: Class A Proceeds from shares sold	8,434,558	24,384,647
Net assets acquired in tax free reorganization	—	37,649,364
Cost of shares redeemed	(28,180,418)	(48,722,289)
Net increase (decrease) in net assets from Class A share transactions	(19,745,860)	13,311,722
Class B Proceeds from shares sold	1,556,524	11,204,648
Net assets acquired in tax free reorganization	—	7,786,470
Cost of shares redeemed	(3,093,358)	(11,469,498)
Net increase (decrease) in net assets from Class B share transactions	(1,536,834)	7,521,620
Increase (decrease) in net assets	(10,996,289)	43,429,644
Net assets at beginning of period	281,835,508	238,405,864
Net assets at end of period (including accumulated net investment loss of $581,365 and $11,255, respectively)	$ 270,839,219	$ 281,835,508
Other Information
Class A Shares outstanding at beginning of period	18,035,147	16,708,714
Shares sold	586,923	1,926,487
Shares issued in tax free reorganization	—	3,256,621
Shares redeemed	(1,958,895)	(3,856,675)
Net increase (decrease) in Class A shares	(1,371,972)	1,326,433
Shares outstanding at end of period	16,663,175	18,035,147
Class B Shares outstanding at beginning of period	2,908,589	2,250,352
Shares sold	112,469	951,158
Shares issued in tax free reorganization	—	680,062
Shares redeemed	(217,851)	(972,983)
Net increase (decrease) in Class B shares	(105,382)	658,237
Shares outstanding at end of period	2,803,207	2,908,589

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 13.48	$ 12.59	$ 11.34	$ 8.53	$ 12.80	$ 21.64
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.06)	(.05)	(.04)	(.02)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.48	.95	1.30	2.85	(4.25)	(6.27)
Total from investment operations	.46	.89	1.25	2.81	(4.27)	(6.29)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	—	(2.52)
Return of capital	—	—	—	—	—	(.03)
Total distributions	—	—	—	—	—	(2.55)
Net asset value, end of period	$ 13.94	$ 13.48	$ 12.59	$ 11.34	$ 8.53	$ 12.80
Total Return (%)	3.41**	7.07[c]	11.02	32.94	(33.36)	(28.91)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	232	243	210	210	154	232
Ratio of expenses (%)	.71*	.72	.71	.69	.71	.68
Ratio of net investment income (loss) (%)	(.35)*	(.47)	(.47)	(.41)	(.24)	(.12)
Portfolio turnover rate (%)	93*	94	117	123	68	143

[a] For the six months ended June 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 13.32	$ 12.48	$ 11.29	$ 8.52	$ 9.39
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.11)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.48	.95	1.29	2.86	(.85)
Total from investment operations	.43	.84	1.19	2.77	(.87)
Net asset value, end of period	$ 13.75	$ 13.32	$ 12.48	$ 11.29	$ 8.52
Total Return (%)	3.23d**	6.73[d,e]	10.54	32.51	(9.27)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	39	28	15.5
Ratio of expenses before expense reductions (%)	1.10*	1.12	1.10	1.08	.96*
Ratio of expenses after expense reductions (%)	1.09*	1.09	1.09	1.08	.96*
Ratio of net investment income (loss) (%)	(.73)*	(.84)	(.85)	(.80)	(.39)*
Portfolio turnover rate (%)	93*	94	117	123	68

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] In 2005, the Portfolio realized a gain of $49,496 on the disposal of an investment not meeting the Portfolio's investment restrictions. This violation had no negative impact on the total return.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Strategic Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses for Class B shares; had it not done so, expenses for Class B shares would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,019.60	$ 1,019.00
Expenses Paid per $1,000*	$ 4.41	$ 5.96
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.43	$ 1,018.89
Expenses Paid per $1,000*	$ 4.41	$ 5.96

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Strategic Income VIP	.88%	1.19%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Strategic Income VIP

For the period ending June 30, 2006, performance of the bond markets was mixed. Credit markets began to show more volatility as a result of investors' concerns over rising interest rates, inflation and higher commodity prices. Despite these concerns, high-yield debt continued to exhibit sound fundamentals and outperformed most other fixed-income asset classes. Overall, emerging-market debt securities continued to be supported by strong fundamentals, but were not immune to the late-period sell-off in the global markets. As interest rates continued to rise, the US Treasury yield curve inverted and remained relatively flat. Lastly, the performance of unhedged international bonds was helped by strength in currencies such as the euro, British pound, Swedish krona and Japanese yen.

The Portfolio posted a 1.96% total return for the period ending June 30, 2006 (Class A shares, unadjusted for contract charges). This compares with the Portfolio benchmarks' returns of -0.72% for the JP Morgan Emerging Markets Bond Plus Index, 3.01% for the Merrill Lynch High Yield Cash Pay Only Index, -1.29% for the Lehman Brothers US Treasury Index and 2.75% for the Citigroup World Government Bond Index (US dollar terms — unhedged). In terms of detractors, the fact that the Portfolio's holdings in US Treasury holdings were a greater percentage of the Portfolio than that of our peers was a negative for relative performance.

We modestly decreased our exposure to both high-yield bonds and emerging-markets debt as spreads in these two asset classes tightened, and we sought to lock in gains. Not surprisingly then, our allocation to high yield helped returns. The Portfolio is also invested in high quality sovereign, agency and provincial bonds, including US Treasuries and debt issues from the European Union, the UK and Japan. Our resulting euro, pound and yen currency exposures helped returns as these currencies appreciated against the US dollar for the period.

William Chepolis, CFA
Gary Sullivan, CFA Matthew F. MacDonald

Lead Portfolio Manager Portfolio Managers

Deutsche Investment Management Americas Inc

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Additionally, investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. Finally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The JP Morgan Emerging Markets Bond Plus Index is an unmanaged foreign securities index of US dollar and other external-currency-denominated Brady bonds, loans, Eurobonds and local market debt instruments traded in emerging markets.

Merrill Lynch High Yield Cash Pay Only Index is an unmanaged index of corporate bonds that pay cash coupons, meet a minimum size threshold, and have a Merrill Lynch composite rating lower than BBB3.

The Lehman Brothers US Treasury Index is an unmanaged index reflecting the performance of all public obligations and does not focus on one particular segment of the Treasury market.

The Citigroup World Government Bond Index (formerly known as Salomon Smith Barney World Government Bond Index) is an unmanaged index comprised of government bonds from 18 developed countries, including the US, with maturities greater than one year.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Strategic Income VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Corporate Bonds	28%	35%
Foreign Bonds — US$ Denominated	27%	24%
US Treasury Obligations	20%	15%
Foreign Bonds — Non US$ Denominated	14%	18%
Cash Equivalents	7%	5%
US Government Sponsored Agencies	4%	2%
Other	—	1%
	100%	100%
Quality (Excludes Securities Lending Collateral)	6/30/06	12/31/05

AAA*	33%	31%
AA	2%	1%
A	5%	4%
BBB	6%	6%
BB	21%	20%
B	20%	25%
CCC	5%	5%
Not Rated	8%	8%
	100%	100%

* Includes cash equivalents

Interest Rate Sensitivity	6/30/06	12/31/05

Average maturity	8.4 years	7.6 years
Average duration	5.7 years	5.0 years

Asset allocation, quality and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 34. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Strategic Income VIP

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 27.7%
Consumer Discretionary 7.3%
Affinia Group, Inc., 9.0%, 11/30/2014 (b)	90,000	81,675
AMC Entertainment, Inc., 8.0%, 3/1/2014 (b)	145,000	132,856
Aztar Corp., 7.875%, 6/15/2014	200,000	211,500
Cablevision Systems Corp., Series B, 9.62%**, 4/1/2009	25,000	26,500
Caesars Entertainment, Inc., 8.875%, 9/15/2008	50,000	52,500
Charter Communications Holdings LLC:
8.625%, 4/1/2009 (b)	10,000	7,700
9.625%, 11/15/2009	10,000	7,700
10.25%, 9/15/2010	325,000	325,812
144A, 10.25%, 9/15/2010	80,000	80,000
11.0%, 10/1/2015	311,000	272,125
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	50,000	39,438
CSC Holdings, Inc.:
7.25%, 7/15/2008	50,000	50,063
7.875%, 12/15/2007	180,000	182,250
Dex Media East LLC/Financial, 12.125%, 11/15/2012	476,000	534,310
Dura Operating Corp., Series B, 8.625%, 4/15/2012 (b)	120,000	102,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	15,000	14,100
144A, 7.125%, 2/1/2016	50,000	48,125
Foot Locker, Inc., 8.5%, 1/15/2022	65,000	65,569
Ford Motor Co., 7.45%, 7/16/2031 (b)	35,000	25,288
French Lick Resorts & Casinos, 144A, 10.75%, 4/15/2014	270,000	258,525
Friendly Ice Cream Corp., 8.375%, 6/15/2012 (b)	40,000	34,400
General Motors Corp.:
8.25%, 7/15/2023 (b)	145,000	114,187
8.375%, 7/15/2033 (b)	105,000	84,525
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	265,000	290,837
Gregg Appliances, Inc., 9.0%, 2/1/2013	25,000	23,063
Hertz Corp., 144A, 8.875%, 1/1/2014	130,000	133,250
ION Media Networks, Inc., 144A, 11.318%**, 1/15/2013	40,000	40,100
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	200,000	188,750
Jacobs Entertainment, Inc., 144A, 9.75%, 6/15/2014	130,000	130,650
Lear Corp.:
Series B, 5.75%, 8/1/2014	10,000	8,150
Series B, 8.11%, 5/15/2009 (b)	135,000	131,625
Levi Strauss & Co., 9.74%**, 4/1/2012 (b)	40,000	40,700
Liberty Media Corp.:
5.7%, 5/15/2013 (b)	10,000	9,081
8.25%, 2/1/2030 (b)	50,000	47,857
8.5%, 7/15/2029 (b)	95,000	92,394
	Principal Amount ($)(a)	Value ($)

Linens 'n Things, Inc., 144A, 10.702%**, 1/15/2014 (b)	60,000	56,850
Metaldyne Corp.:
10.0%, 11/1/2013 (b)	45,000	43,538
11.0%, 6/15/2012 (b)	10,000	8,500
MGM MIRAGE:
8.375%, 2/1/2011 (b)	45,000	46,125
9.75%, 6/1/2007	70,000	71,925
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	95,000	100,344
NCL Corp., 10.625%, 7/15/2014	25,000	24,563
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	135,000	109,350
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	250,000	260,625
Pokagon Gaming Authority, 144A, 10.375%, 6/15/2014	30,000	31,013
Premier Entertainment Biloxi LLC/Finance, 10.75%, 2/1/2012	335,000	345,887
PRIMEDIA, Inc.:
8.875%, 5/15/2011 (b)	65,000	62,400
10.545%**, 5/15/2010	115,000	117,444
Resorts International Hotel & Casino, Inc., 11.5%, 3/15/2009	280,000	302,400
Rexnord Corp., 10.125%, 12/15/2012	40,000	44,294
Sinclair Broadcast Group, Inc., 8.75%, 12/15/2011	260,000	271,700
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013 (b)	120,000	112,500
Six Flags, Inc.:
8.875%, 2/1/2010	20,000	19,000
9.75%, 4/15/2013 (b)	175,000	160,781
The Bon-Ton Department Stores, Inc., 144A, 10.25%, 3/15/2014 (b)	65,000	60,287
Toys "R" Us, Inc., 7.375%, 10/15/2018	35,000	24,806
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	310,000	297,987
TRW Automotive, Inc.:
11.0%, 2/15/2013	235,000	256,737
11.75%, 2/15/2013 EUR	40,000	58,453
United Auto Group, Inc., 9.625%, 3/15/2012	230,000	240,350
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	45,000	46,519
XM Satellite Radio, Inc., 144A, 9.75%, 5/1/2014 (b)	270,000	247,050
Young Broadcasting, Inc., 8.75%, 1/15/2014 (b)	390,000	325,650
		7,634,683
Consumer Staples 0.9%
Alliance One International, Inc., 11.0%, 5/15/2012	40,000	38,000
Birds Eye Foods, Inc., 11.875%, 11/1/2008	95,000	96,781
Del Laboratories, Inc., 8.0%, 2/1/2012 (b)	60,000	49,875
Delhaize America, Inc.:
8.05%, 4/15/2027 (b)	20,000	19,507
9.0%, 4/15/2031	285,000	312,534
	Principal Amount ($)(a)	Value ($)

Harry & David Holdings, Inc., 10.231%**, 3/1/2012	55,000	52,250
North Atlantic Trading Co., 9.25%, 3/1/2012	105,000	84,525
Swift & Co.:
10.125%, 10/1/2009 (b)	35,000	35,612
12.5%, 1/1/2010 (b)	10,000	9,950
Viskase Co., Inc., 11.5%, 6/15/2011	225,000	232,594
		931,628
Energy 2.8%
Belden & Blake Corp., 8.75%, 7/15/2012	265,000	268,975
Chaparral Energy, Inc., 144A, 8.5%, 12/1/2015	140,000	139,300
Chesapeake Energy Corp.:
6.25%, 1/15/2018 (b)	70,000	63,875
6.875%, 1/15/2016 (b)	170,000	160,650
7.75%, 1/15/2015 (b)	30,000	30,075
Delta Petroleum Corp., 7.0%, 4/1/2015	130,000	120,900
Dynegy Holdings, Inc.:
7.625%, 10/15/2026	150,000	131,250
144A, 8.375%, 5/1/2016	130,000	128,050
El Paso Production Holding Corp., 7.75%, 6/1/2013	100,000	100,750
Frontier Oil Corp., 6.625%, 10/1/2011	180,000	172,350
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	165,000	165,000
Plains Exploration & Production Co.:
7.125%, 6/15/2014	90,000	88,650
Series B, 8.75%, 7/1/2012	55,000	57,613
Range Resources Corp., 7.5%, 5/15/2016	30,000	29,625
Southern Natural Gas, 8.875%, 3/15/2010	205,000	216,532
Stone Energy Corp.:
6.75%, 12/15/2014	285,000	286,069
144A, 8.24%**, 7/15/2010	185,000	185,000
Transmeridian Exploration, Inc., 144A, 12.0%, 12/15/2010	65,000	65,650
Williams Companies, Inc.:
8.125%, 3/15/2012	335,000	347,562
8.75%, 3/15/2032	155,000	168,562
		2,926,438
Financials 4.3%
AAC Group Holding Corp., 144A, 12.75%, 10/1/2012 (PIK) (b)	40,000	40,000
Alamosa Delaware, Inc., 11.0%, 7/31/2010	75,000	82,125
Ashton Woods USA LLC, 9.5%, 10/1/2015	140,000	123,900
Dow Jones CDX HY:
Series 6-T2, 144A, 7.375%, 6/29/2011	500,000	492,500
Series 6-T1, 144A, 8.625%, 6/29/2011	165,000	161,906
E*TRADE Financial Corp.:
7.375%, 9/15/2013	35,000	35,000
7.875%, 12/1/2015	30,000	30,750
8.0%, 6/15/2011	75,000	76,500
Ford Motor Credit Co.:
7.25%, 10/25/2011	365,000	323,782
7.375%, 10/28/2009	840,000	776,612
	Principal Amount ($)(a)	Value ($)

7.875%, 6/15/2010 (b)	180,000	166,049
General Motors Acceptance Corp.:
6.875%, 9/15/2011	885,000	844,432
8.0%, 11/1/2031 (b)	386,000	371,004
H&E Equipment/Finance:
11.125%, 6/15/2012	55,000	60,736
12.5%, 6/15/2013	25,000	28,092
Ipayment, Inc., 144A, 9.75%, 5/15/2014	45,000	44,775
Poster Financial Group, Inc., 8.75%, 12/1/2011	180,000	187,200
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	190,000	208,525
TIG Capital Holdings Trust, 144A, 8.597%, 1/15/2027	125,000	94,375
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	85,000	83,725
Universal City Development, 11.75%, 4/1/2010	205,000	223,194
		4,455,182
Health Care 0.4%
HEALTHSOUTH Corp.:
144A, 10.75%, 6/15/2016	115,000	112,700
144A, 11.418%**, 6/15/2014	20,000	19,950
Tenet Healthcare Corp., 144A, 9.5%, 2/1/2015	345,000	338,962
		471,612
Industrials 2.8%
Allied Security Escrow Corp., 11.375%, 7/15/2011	90,000	87,300
Allied Waste North America, Inc., Series B, 9.25%, 9/1/2012	187,000	198,220
American Color Graphics, 10.0%, 6/15/2010 (b)	80,000	57,000
Avondale Mills, Inc., 144A, 11.5%**, 7/1/2012	75,000	77,250
Browning-Ferris Industries:
7.4%, 9/15/2035	150,000	133,500
9.25%, 5/1/2021	65,000	65,975
Case New Holland, Inc., 9.25%, 8/1/2011	240,000	252,600
Cenveo Corp., 7.875%, 12/1/2013	155,000	151,125
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010 (b)	169,000	166,042
Compression Polymers Corp.:
144A, 10.5%, 7/1/2013	195,000	198,900
144A, 11.44%**, 7/1/2012	45,000	45,900
Congoleum Corp., 8.625%, 8/1/2008*	125,000	123,750
DRS Technologies, Inc., 7.625%, 2/1/2018	100,000	99,500
Education Management LLC, 144A, 8.75%, 6/1/2014	45,000	44,550
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016 (b)	160,000	138,800
8.875%, 4/1/2012 (b)	160,000	159,200
Kansas City Southern:
7.5%, 6/15/2009	30,000	30,000
9.5%, 10/1/2008	250,000	261,875
Kinetek, Inc., Series D, 10.75%, 11/15/2006 (b)	190,000	189,050
Millennium America, Inc., 9.25%, 6/15/2008	65,000	66,625
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	20,000	22,150
	Principal Amount ($)(a)	Value ($)

Ship Finance International Ltd., 8.5%, 12/15/2013	50,000	47,500
The Brickman Group Ltd., Series B, 11.75%, 12/15/2009	110,000	118,250
Xerox Capital Trust I, 8.0%, 2/1/2027	40,000	40,150
Xerox Corp., 6.4%, 3/15/2016	100,000	94,375
		2,869,587
Information Technology 1.3%
L-3 Communications Corp.:
5.875%, 1/15/2015	185,000	172,512
Series B, 6.375%, 10/15/2015	40,000	38,200
Lucent Technologies, Inc., 6.45%, 3/15/2029	530,000	450,500
Sanmina-SCI Corp., 8.125%, 3/1/2016	115,000	112,125
SunGard Data Systems, Inc., 144A, 10.25%, 8/15/2015	145,000	149,894
UGS Corp., 10.0%, 6/1/2012	145,000	155,875
Unisys Corp., 7.875%, 4/1/2008 (b)	255,000	255,000
		1,334,106
Materials 3.5%
ARCO Chemical Co., 9.8%, 2/1/2020	340,000	399,500
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014 (b)	45,000	27,113
Chemtura Corp., 6.875%, 6/1/2016	60,000	57,975
Constar International, Inc., 11.0%, 12/1/2012 (b)	20,000	15,000
Crown Cork & Seal Co., Inc., 7.5%, 12/15/2096	30,000	23,850
Crystal US Holdings, Series A, Step-up Coupon, 0% to 10/1/2009, 10% to 10/1/2014	35,000	27,738
Dayton Superior Corp.:
10.75%, 9/15/2008	35,000	35,525
13.0%, 6/15/2009 (b)	75,000	65,437
Equistar Chemical Funding, 10.625%, 5/1/2011	120,000	128,850
Exopac Holding Corp., 144A, 11.25%, 2/1/2014	170,000	171,700
GEO Specialty Chemicals, Inc., 144A, 13.479%**, 12/31/2009	283,000	246,564
Greif, Inc., 8.875%, 8/1/2012	75,000	78,937
Hexcel Corp., 6.75%, 2/1/2015	80,000	74,800
Huntsman LLC, 11.625%, 10/15/2010	268,000	296,140
IMC Global, Inc., 10.875%, 8/1/2013	268,000	298,150
International Coal Group, Inc., 144A, 10.25%, 7/15/2014	70,000	69,912
International Steel Group, Inc., 6.5%, 4/15/2014	45,000	42,525
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	100,000	71,500
Lyondell Chemical Co., 10.5%, 6/1/2013	25,000	27,500
Massey Energy Co.:
6.625%, 11/15/2010	120,000	118,200
6.875%, 12/15/2013	60,000	55,800
Mueller Holdings, Inc., Step-up Coupon, 0% to 4/15/2009, 14.75% to 4/15/2014	282,000	236,880
	Principal Amount ($)(a)	Value ($)

Neenah Foundry Co.:
144A, 11.0%, 9/30/2010	250,000	270,000
144A, 13.0%, 9/30/2013	94,000	94,470
OM Group, Inc., 9.25%, 12/15/2011 (b)	35,000	36,050
Omnova Solutions, Inc., 11.25%, 6/1/2010	180,000	190,800
Oregon Steel Mills, Inc., 10.0%, 7/15/2009	50,000	52,500
Oxford Automotive, Inc., 144A, 12.5%, 10/15/2010*	157,667	2,365
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Radnor Holdings Corp., 11.0%, 3/15/2010	25,000	9,750
Rockwood Specialties Group, Inc., 10.625%, 5/15/2011	33,000	35,269
TriMas Corp., 9.875%, 6/15/2012	160,000	146,400
United States Steel Corp., 9.75%, 5/15/2010	120,000	127,800
Witco Corp., 6.875%, 2/1/2026	35,000	31,150
Wolverine Tube, Inc., 10.5%, 4/1/2009 (b)	55,000	45,650
		3,611,811
Telecommunication Services 1.6%
American Cellular Corp., Series B, 10.0%, 8/1/2011	75,000	78,937
Centennial Communications Corp., 10.0%, 1/1/2013 (b)	40,000	39,600
Cincinnati Bell, Inc.:
7.25%, 7/15/2013 (b)	230,000	226,550
8.375%, 1/15/2014 (b)	160,000	157,600
Dobson Communications Corp., 8.875%, 10/1/2013 (b)	65,000	63,863
Insight Midwest LP, 9.75%, 10/1/2009	50,000	51,000
Nextel Communications, Inc., Series D, 7.375%, 8/1/2015	400,000	407,151
PanAmSat Corp., 144A, 9.0%, 6/15/2016	85,000	86,275
Qwest Corp., 7.25%, 9/15/2025	130,000	121,550
Rural Cellular Corp.:
9.75%, 1/15/2010 (b)	20,000	19,925
9.875%, 2/1/2010	45,000	46,294
144A, 10.899%**, 11/1/2012 (b)	20,000	20,525
Triton PCS, Inc., 8.5%, 6/1/2013	60,000	55,050
Ubiquitel Operating Co., 9.875%, 3/1/2011	60,000	65,250
US Unwired, Inc., Series B, 10.0%, 6/15/2012	120,000	133,200
Windstream Corp., 144A, 8.625%, 8/1/2016	135,000	138,037
		1,710,807
Utilities 2.8%
AES Corp., 144A, 8.75%, 5/15/2013	605,000	647,350
Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/2012	350,000	371,875
CMS Energy Corp., 8.5%, 4/15/2011 (b)	335,000	349,237
Mirant North America LLC, 144A, 7.375%, 12/31/2013	10,000	9,650
Mission Energy Holding Co., 13.5%, 7/15/2008	435,000	485,025
	Principal Amount ($)(a)	Value ($)

NRG Energy, Inc.:
7.25%, 2/1/2014	165,000	160,875
7.375%, 2/1/2016	305,000	297,375
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	395,000	426,600
Sierra Pacific Resources:
6.75%, 8/15/2017	75,000	70,862
8.625%, 3/15/2014	45,000	47,671
		2,866,520
Total Corporate Bonds (Cost $28,967,623)		28,812,374

Foreign Bonds — US$ Denominated 26.4%
Consumer Discretionary 0.6%
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	280,000	300,300
Shaw Communications, Inc., 8.25%, 4/11/2010	65,000	67,112
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5% to 6/15/2014 (b)	268,000	227,130
Vitro SA de CV, Series A, 144A, 12.75%, 11/1/2013 (b)	35,000	32,375
		626,917
Energy 1.6%
OAO Gazprom, 144A, 9.625%, 3/1/2013	200,000	229,250
Pemex Project Funding Master Trust:
8.0%, 11/15/2011	530,000	560,210
9.5%, 9/15/2027	265,000	318,000
Petroliam Nasional Berhad:
Series REG S, 7.625%, 10/15/2026	40,000	44,927
Series REG S, 7.75%, 8/15/2015	80,000	89,353
Petronas Capital Ltd., Series REG S, 7.875%, 5/22/2022	295,000	345,144
Secunda International Ltd., 13.068%**, 9/1/2012	75,000	78,375
		1,665,259
Financials 0.5%
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	300,000	345,750
Doral Financial Corp., 5.91%**, 7/20/2007	155,000	147,645
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	60,000	49,200
		542,595
Health Care 0.2%
Biovail Corp., 7.875%, 4/1/2010	185,000	187,313
Industrials 0.5%
Grupo Transportacion Ferroviaria Mexicana SA de CV:
9.375%, 5/1/2012	115,000	122,475
10.25%, 6/15/2007	290,000	298,700
12.5%, 6/15/2012	95,000	104,738
Stena AB, 9.625%, 12/1/2012	30,000	31,875
		557,788
Materials 0.8%
Cascades, Inc., 7.25%, 2/15/2013	170,000	157,250
ISPAT Inland ULC, 9.75%, 4/1/2014	197,000	217,192
	Principal Amount ($)(a)	Value ($)

Novelis, Inc., 144A, 7.25%, 2/15/2015	145,000	139,200
Rhodia SA, 8.875%, 6/1/2011	175,000	174,344
Tembec Industries, Inc., 8.625%, 6/30/2009	170,000	93,075
		781,061
Sovereign Bonds 20.9%
AID-Egypt, 4.45%, 9/15/2015	2,700,000	2,491,182
Aries Vermogensverwaltung GmbH, Series C REG S, 9.6%, 10/25/2014	500,000	622,805
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	750,000	740,625
Dominican Republic:
144A, 8.625%, 4/20/2027 (b)	180,000	179,100
Series REG S, 9.5%, 9/27/2011	321,713	337,799
Federative Republic of Brazil:
8.75%, 2/4/2025	260,000	285,350
8.875%, 10/14/2019 (b)	695,000	774,230
11.0%, 1/11/2012	460,000	548,550
11.0%, 8/17/2040	485,000	601,400
14.5%, 10/15/2009	220,000	273,680
Government of Ukraine, Series REG S, 7.65%, 6/11/2013	350,000	351,750
Islamic Republic of Pakistan, 144A, 7.875%, 3/31/2036	345,000	319,125
Province of British Columbia, 4.625%, 10/3/2006	1,000,000	998,115
Republic of Argentina:
Step-up Coupon, 1.33% to 3/31/2009, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	765,000	277,313
4.889%**, 8/3/2012 (PIK)	1,165,500	942,801
Republic of Bulgaria, Series REG S, 8.25%, 1/15/2015	70,000	79,198
Republic of Colombia:
8.25%, 12/22/2014 (b)	265,000	278,250
10.0%, 1/23/2012	315,000	355,950
10.75%, 1/15/2013	45,000	52,988
Republic of Ecuador, Series REG S, Step-up Coupon, 9.0% to 8/15/2006, 10.0% to 8/15/2030	475,000	456,000
Republic of El Salvador, 144A, 7.65%, 6/15/2035	375,000	360,937
Republic of Indonesia:
144A, 6.875%, 3/9/2017	560,000	545,300
Series REG S, 7.25%, 4/20/2015	235,000	237,056
Republic of Panama:
7.125%, 1/29/2026 (b)	151,000	145,715
9.375%, 1/16/2023	570,000	672,600
Republic of Peru, 7.35%, 7/21/2025	300,000	288,000
Republic of Philippines:
8.0%, 1/15/2016	340,000	348,500
8.375%, 2/15/2011	170,000	176,375
9.375%, 1/18/2017	455,000	505,050
Republic of Serbia, Series REG S, Step-up Coupon, 3.75% to 11/1/2009, 6.75% to 11/1/2024	395,000	326,862
Republic of South Africa, 7.375%, 4/25/2012 (b)	505,000	525,200
Republic of Turkey:
6.875%, 3/17/2036 (b)	710,000	589,300
7.25%, 3/15/2015	50,000	46,938
7.375%, 2/5/2025	125,000	112,500
8.0%, 2/14/2034	90,000	84,600
	Principal Amount ($)(a)	Value ($)

11.75%, 6/15/2010	405,000	455,625
12.375%, 6/15/2009	300,000	334,125
Republic of Uruguay:
7.25%, 2/15/2011	175,000	174,563
7.625%, 3/21/2036	385,000	346,500
9.25%, 5/17/2017	105,000	112,875
Republic of Venezuela:
7.65%, 4/21/2025	50,000	49,750
9.375%, 1/13/2034	300,000	351,750
10.75%, 9/19/2013	895,000	1,067,735
Russian Federation, Series REG S, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,505,000	1,601,771
Russian Ministry of Finance, Series VII, 3.0%, 5/14/2011	380,000	328,776
Socialist Republic of Vietnam, 144A, 6.875%, 1/15/2016	340,000	337,875
United Mexican States:
5.625%, 1/15/2017 (b)	642,000	597,060
8.3%, 8/15/2031	115,000	132,825
		21,822,374
Telecommunication Services 1.1%
Cell C Property Ltd., 144A, 11.0%, 7/1/2015 (b)	185,000	154,475
Embratel, Series B, 11.0%, 12/15/2008 (b)	20,000	21,800
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	30,000	26,100
Intelsat Bermuda Ltd., 144A, 11.25%, 6/15/2016	75,000	76,875
Intelsat Ltd., 5.25%, 11/1/2008	95,000	89,300
Millicom International Cellular SA, 10.0%, 12/1/2013	15,000	16,725
Mobifon Holdings BV, 12.5%, 7/31/2010	195,000	220,837
Nortel Networks Ltd.:
144A, 9.73%**, 7/15/2011	200,000	203,500
144A, 10.125%, 7/15/2013	90,000	91,575
144A, 10.75%, 7/15/2016	75,000	76,313
Stratos Global Corp., 144A, 9.875%, 2/15/2013	135,000	126,900
		1,104,400
Utilities 0.2%
Intergas Finance BV, Series REG S, 6.875%, 11/4/2011	175,000	173,385
Total Foreign Bonds — US$ Denominated (Cost $27,568,193)		27,461,092

Foreign Bonds — Non US$ Denominated 14.5%
Consumer Discretionary 0.1%
Unity Media GmbH, 144A, 8.75%, 2/15/2015 EUR	100,000	115,754
Sovereign Bonds 14.4%
Bundesrepublic Deutschland, Series 94, 6.25%, 1/4/2024 EUR	4,510,000	7,170,775
Federative Republic of Brazil, 12.5%, 1/5/2016 BRL	250,000	106,063
Government of Malaysia, Series 1/04, 4.305%, 2/27/2009 MYR	400,000	108,466
Province of Ontario, 1.875%, 1/25/2010 JPY	166,000,000	1,484,204
	Principal Amount ($)(a)	Value ($)

Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	619,375	232,084
7.82%, 12/31/2033 (PIK) EUR	634,093	678,432
Republic of Greece:
4.6%, 5/20/2013 EUR	2,300,000	3,019,306
4.65%, 4/19/2007 EUR	805,000	1,039,658
Republic of Turkey, 20.0%, 10/17/2007 TRY	35	21
Republic of Uruguay, 10.5%, 10/20/2006 UYU	4,200,000	215,502
United Kingdom Treasury Bond, 4.75%, 9/7/2015 GBP	500,000	926,035
		14,980,546
Total Foreign Bonds — Non US$ Denominated (Cost $14,462,098)		15,096,300

US Government Sponsored Agencies 3.8%
Federal Home Loan Mortgage Corp., 5.125%, 7/15/2012	2,350,000	2,305,117
Tennessee Valley Authority, Series A, 6.79%, 5/23/2012	1,500,000	1,593,662
Total US Government Sponsored Agencies (Cost $4,071,931)		3,898,779

Loan Participation 0.1%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 5.813%**, 3/4/2010 (Cost $80,955)	84,000	84,000
	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp. 144A*, Expiration 6/15/2009	10	0
Travelcenters of America, Inc.*, Expiration 6/15/2009	25	3
Total Warrants (Cost $101)		3
	Units	Value ($)

Other Investments 0.2%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	85,000	68,850
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	160,000	120,000
Total Other Investments (Cost $184,934)		188,850
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.* (Cost $19,822)	2,058	1,029

	Shares	Value ($)

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 9.75%, (PIK)	2	13,950
Series AI, 144A, 9.75%, (PIK)	4	27,900
Total Convertible Preferred Stocks (Cost $41,950)		41,850
	Principal Amount ($)(a)	Value ($)

US Treasury Obligations 19.6%
US Treasury Bill, 4.58%***, 7/20/2006 (c)	536,000	534,705
US Treasury Bonds:
5.375%, 2/15/2031	2,700,000	2,746,618
6.0%, 2/15/2026	2,435,000	2,637,599
10.375%, 11/15/2012	4,350,000	4,642,607
US Treasury Notes:
5.75%, 8/15/2010	4,850,000	4,969,165
6.125%, 8/15/2007	4,750,000	4,792,859
Total US Treasury Obligations (Cost $20,415,531)		20,323,553
	Shares	Value ($)

Securities Lending Collateral 5.8%
Daily Assets Fund Institutional, 5.1% (d) (e) (Cost $6,028,028)	6,028,028	6,028,028

Cash Equivalents 7.1%
Cash Management QP Trust, 5.07% (f) (Cost $7,340,899)	7,340,899	7,340,899
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $109,182,065)+	105.2	109,276,757
Other Assets and Liabilities, Net	(5.2)	(5,439,183)
Net Assets	100.0	103,837,574

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest. The following table represents bonds that are in default.

Securities	Coupon	Maturity Date	Principal Amount		Acquisition Cost ($)	Value ($)
Congoleum Corp.	8.625%	8/1/2008	125,000	USD	105,994	123,750
Grupo Iusacell SA de CV	10.0%	7/15/2004	30,000	USD	21,475	26,100
Oxford Automotive, Inc.	12.5%	10/15/2010	157,667	USD	14,765	2,365
					142,234	152,215

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of June 30, 2006.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $109,538,620. At June 30, 2006, net unrealized depreciation for all securities based on tax cost was $261,863. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,216,205 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,478,068.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $5,957,619 which is 5.7% of net assets.

(c) At June 30, 2006, this security, in part or in whole, has been segregated to cover initial margin requirements for open future contracts.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At June 30, 2006, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canada Government Bond	9/20/2006	9	904,882	889,519	(15,363)
10 Year Federal Republic of Germany Bond	9/7/2006	36	5,335,398	5,310,003	(25,395)
10 Year Japanese Government Bond	9/8/2006	2	2,298,721	2,300,769	2,048
10 Year US Treasury Note	9/20/2006	8	843,274	838,875	(4,399)
Total net unrealized depreciation					(43,109)

At June 30, 2006, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	9/15/2006	21	1,603,540	1,585,717	17,823
2 Year Federal Republic of Germany Bond	9/7/2006	38	5,061,053	5,054,321	6,732
UK Treasury Bond	9/27/2006	17	3,452,938	3,423,427	29,511
Total net unrealized appreciation					54,066

At June 30, 2006, open credit default swap contract purchased was as follows:

Effective/Expiration Date	Notional Amount ($)	Cash Flows Paid by the Portfolio	Underlying Debt Obligation	Net Unrealized Depreciation ($)
6/2/2006 6/20/2011	1,450,000+	Fixed — 3.45%	Dow Jones CDX High Yield 100	(7,776)
6/14/2006 6/20/2011	1,155,000++	Fixed — 1.35%	Dow Jones CDX High Yield 100	(3,276)
Total net unrealized depreciation				(11,052)
Counterparties: + JPMorgan Chase Bank ++ Citigroup Global Markets, Inc.

At June 30, 2006, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
USD	1,250,316	SGD	1,978,000	7/27/2006	329
USD	1,632,827	GBP	912,000	7/27/2006	54,242
USD	3,313,488	CAD	3,740,000	7/27/2006	43,567
JPY	406,149,100	USD	3,581,356	7/27/2006	19,878
USD	1,619,000	JPY	186,300,000	9/6/2006	23,739
USD	1,773,226	EUR	1,400,000	9/6/2006	23,936
GBP	2,500,000	USD	4,713,250	9/6/2006	84,301
USD	3,692,220	GBP	2,000,000	9/6/2006	10,939
EUR	4,350,000	USD	5,650,781	9/6/2006	66,741
JPY	69,800,000	USD	618,734	9/6/2006	3,258
USD	24,743	EUR	19,559	9/15/2006	403
USD	25,067	EUR	19,673	9/15/2006	225
EUR	25,204	USD	32,654	9/15/2006	251
USD	89,000	IDR	841,050,000	9/15/2006	1,797
EUR	281,495	USD	363,565	9/15/2006	1,667
Total net unrealized appreciation					335,273
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation/ (Depreciation) ($)
USD	85,134	IDR	759,058,224	7/25/2006	(3,189)
IDR	759,058,224	USD	80,923	7/25/2006	(1,022)
NOK	62,000	USD	9,857	7/27/2006	(121)
EUR	263,302	USD	295,481	7/27/2006	(7,064)
USD	317,739	AUD	427,000	7/27/2006	(922)
CHF	1,148,000	USD	914,013	7/27/2006	(26,174)
SEK	18,897,000	USD	2,537,225	7/27/2006	(88,234)
EUR	350,000	USD	440,885	9/6/2006	(8,406)
USD	614,238	JPY	69,200,000	9/6/2006	(4,052)
EUR	950,000	USD	1,207,156	9/6/2006	(12,347)
USD	3,322,413	JPY	36,610,000	9/6/2006	(94,248)
EUR	416,464	USD	585,425	9/22/2006	(8,114)
Total net unrealized depreciation					(253,893)
Currency Abbreviations

ARS Argentine Peso

AUD Australian Dollars

BRL Brazilian Real

CAD Canadian Dollars

CHF Swiss Frank

EUR Euro

GBP British Pound

IDR Indonesian Rupiah

JPY Japanese Yen

MYR Malaysian Ringgit

NOK Norwegian Krone

SEK Swedish Krona

SGD Singapore Dollar

TRY New Turkish Lira

USD US Dollar

UYU Uruguayan Peso

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $95,813,138) — including $5,957,619 of securities loaned	$ 95,907,830
Investment in Daily Assets Fund Institutional (cost $6,028,028)*	6,028,028
Investment in Cash Management QP Trust (cost $7,340,899)	7,340,899
Total investments in securities, at value (cost $109,182,065)	109,276,757
Cash	92,745
Foreign currency, at value (cost $990,936)	993,650
Receivable for investments sold	3,219,065
Interest receivable	1,896,358
Receivable for daily variation on open futures contracts	8,866
Net receivable on closed forward currency exchange contracts	52,372
Foreign taxes recoverable	3,535
Unrealized appreciation on forward currency exchange contracts	335,273
Other assets	1,279
Total assets	115,879,900
Liabilities
Payable for investments purchased	5,566,892
Payable upon return of securities loaned	6,028,028
Payable for Portfolio shares redeemed	82,100
Unrealized depreciation on forward currency exchange contracts	253,893
Unrealized depreciation on credit default swap contracts	11,052
Accrued management fee	47,092
Other accrued expenses and payables	53,269
Total liabilities	12,042,326
Net assets, at value	$ 103,837,574
Net Assets
Net assets consist of: Undistributed net investment income	2,588,087
Net unrealized appreciation (depreciation) on: Investments	94,692
Credit default swaps	(11,052)
Foreign currency related transactions	137,246
Futures	10,957
Accumulated net realized gain (loss)	(370,300)
Paid-in capital	101,387,944
Net assets, at value	$ 103,837,574
Class A Net Asset Value, offering and redemption price per share ($79,344,413 ÷ 7,183,469 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.05
Class B Net Asset Value, offering and redemption price per share ($24,493,161 ÷ 2,226,037 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.00

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $5,697)	$ 2,909,030
Interest — Cash Management QP Trust	111,576
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	14,559
Total Income	3,035,165
Expenses: Management fee	314,533
Custodian fees	21,655
Distribution service fees (Class B)	30,845
Record keeping fees (Class B)	15,465
Auditing	27,150
Legal	7,059
Trustees' fees and expenses	10,550
Reports to shareholders	20,101
Other	26,492
Total expenses before expense reductions	473,850
Expense reductions	(9,739)
Total expenses after expense reductions	464,111
Net investment income	2,571,054
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(321,738)
Credit default swaps	(180,441)
Futures	(76,693)
Foreign currency related transactions	558,869
Net increase from payments by affiliates and gains (losses) realized on the disposal of investments in violation of restrictions	—
(20,003)
Net unrealized appreciation (depreciation) during the period on: Investments	(1,113,296)
Credit default swaps	123,804
Futures	78,457
Foreign currency related transactions	267,219
(643,816)
Net gain (loss) on investment transactions	(663,819)
Net increase (decrease) in net assets resulting from operations	$ 1,907,235

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income	$ 2,571,054	$ 4,985,394
Net realized gain (loss) on investment transactions	(20,003)	355,060
Net unrealized appreciation (depreciation) during the period on investment transactions	(643,816)	(3,288,846)
Net increase (decrease) in net assets resulting from operations	1,907,235	2,051,608
Distributions to shareholders from: Net investment income: Class A	(3,447,308)	(5,064,114)
Class B	(1,139,329)	(1,726,009)
Net realized gains: Class A	(665,270)	(149,856)
Class B	(235,620)	(53,955)
Portfolio share transactions: Class A Proceeds from shares sold	14,955,118	19,392,981
Reinvestment of distributions	4,112,578	5,213,970
Cost of shares redeemed	(7,851,664)	(12,247,000)
Net increase (decrease) in net assets from Class A share transactions	11,216,032	12,359,951
Class B Proceeds from shares sold	2,561,578	7,141,190
Reinvestment of distributions	1,374,949	1,779,964
Cost of shares redeemed	(4,895,621)	(2,685,538)
Net increase (decrease) in net assets from Class B share transactions	(959,094)	6,235,616
Increase (decrease) in net assets	6,676,646	13,653,241
Net assets at beginning of period	97,160,928	83,507,687
Net assets at end of period (including undistributed net investment income of $2,588,087 and $4,603,670, respectively)	$ 103,837,574	$ 97,160,928
Other Information
Class A Shares outstanding at beginning of period	6,158,201	5,069,464
Shares sold	1,341,784	1,677,930
Shares issued to shareholders in reinvestment of distributions	375,578	468,040
Shares redeemed	(692,094)	(1,057,233)
Net increase (decrease) in Class A shares	1,025,268	1,088,737
Shares outstanding at end of period	7,183,469	6,158,201
Class B Shares outstanding at beginning of period	2,304,696	1,758,421
Shares sold	227,956	619,274
Shares issued to shareholders in reinvestment of distributions	125,911	160,213
Shares redeemed	(432,526)	(233,212)
Net increase (decrease) in Class B shares	(78,659)	546,275
Shares outstanding at end of period	2,226,037	2,304,696

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 11.50	$ 12.25	$ 11.82	$ 11.10	$ 10.27	$ 9.86
Income (loss) from investment operations: Net investment income[b]	.30	.65	.58	.41	.45	.48
Net realized and unrealized gain (loss) on investment transactions	(.07)	(.39)	.39	.47	.68	.03
Total from investment operations	.23	.26	.97	.88	1.13	.51
Less distributions from: Net investment income	(.57)	(.98)	—	(.15)	(.30)	(.10)
Net realized gain on investment transactions	(.11)	(.03)	(.54)	(.01)	—	—
Total distributions	(.68)	(1.01)	(.54)	(.16)	(.30)	(.10)
Net asset value, end of period	$ 11.05	$ 11.50	$ 12.25	$ 11.82	$ 11.10	$ 10.27
Total Return (%)	1.96**	2.38	8.60	7.85	11.30	5.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	71	62	62	60	21
Ratio of expenses (%)	.88*	.88	.84	.83	.73	.66
Ratio of net investment income (%)	5.39*	5.61	4.99	3.60	4.26	4.76
Portfolio turnover rate (%)	156*	120	210	160	65	27
[a] For the six months ended June 30, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.44	$ 12.17	$ 11.78	$ 11.44
Income (loss) from investment operations: Net investment income[c]	.28	.61	.53	.17
Net realized and unrealized gain (loss) on investment transactions	(.08)	(.38)	.40	.17
Total from investment operations	.20	.23	.93	.34
Less distributions from: Net investment income	(.53)	(.93)	—	—
Net realized gain on investment transactions	(.11)	(.03)	(.54)	—
Total distributions	(.64)	(.96)	(.54)	—
Net asset value, end of period	$ 11.00	$ 11.44	$ 12.17	$ 11.78
Total Return (%)	1.90d**	1.92[d]	8.27	2.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	26	21	8
Ratio of expenses before expense reductions (%)	1.26*	1.25	1.22	1.26*
Ratio of expenses after expense reductions (%)	1.19*	1.21	1.22	1.26*
Ratio of net investment income (%)	5.08*	5.28	4.61	1.80*
Portfolio turnover rate (%)	156*	120	210	160

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from May 1, 2003 (commencement of operations of Class B shares) to December 31, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Technology VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 901.10	$ 899.00
Expenses Paid per $1,000*	$ 4.15	$ 5.98
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.43	$ 1,018.50
Expenses Paid per $1,000*	$ 4.41	$ 6.36

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Technology VIP	.88%	1.27%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Technology VIP

Concerns about economic growth and rising inflation caused investors to become more risk-averse as the semiannual period progressed, a shift that weighed heavily on the performance of technology stocks. Additionally, the issue of backdated option grants had a disproportionately negative effect on the sector. In this difficult environment, the Portfolio returned -9.89% (Class A shares, unadjusted for contract charges), trailing the -5.22% return of its benchmark, the Goldman Sachs Technology Index, for the first half of the year.

The primary reason for underperformance was stock selection in the software sector, where positions in Business Objects SA and video game software stocks, as well as an underweight in Oracle Corp.* (which outperformed) all detracted from performance. Our positioning in the semiconductor sector, along with an overweight in the internet stock eBay, Inc. also hurt the Portfolio's return. The leading positive contributor to performance was Cognizant Technology Solutions Corp., an Indian firm that continued to benefit from the outsourcing trend. Other top contributors were Corning Inc., Network Appliance, Inc.* and Inotera Memories, Inc., in addition to an underweight in Microsoft Corp.

In terms of positioning, our bottom-up approach to stock selection has led to overweights in communications equipment, semiconductors and Internet software, and underweights in the computers and peripherals, software, information technology services, and electronic equipment subsectors. We have been finding the most attractive opportunities in the communications equipment area, while we have been paring back the Portfolio's position in semiconductors. We continue to seek opportunities in areas that are not as heavily followed by the analyst community, including mid caps, small caps and overseas technology companies.

Kelly P. Davis, CFA Brian S. Peters, CFA
Lead Portfolio Manager Portfolio Manager

Deutsche Investment Management Americas Inc.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the product's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

Investments by the Portfolio in small companies present greater risk of loss than investments in larger, more established companies. Concentration of the Portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the Portfolio in emerging technology companies present greater risk than investments in more established technology companies. This Portfolio is non-diversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of all dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*Not held in the Portfolio at the end of the reporting period.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Technology VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	98%	95%
Cash Equivalents	2%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Information Technology	99%	100%
Industrials	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 50. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Technology VIP

	Shares	Value ($)

Common Stocks 96.3%
Industrials 0.8%
Electrical Equipment
Cheng Uei Precision Industry Co., Ltd.	332,000	1,348,406
Information Technology 95.2%
Communications Equipment 16.8%
Cisco Systems, Inc.*	373,800	7,300,314
Corning, Inc.* (a)	254,500	6,156,355
Foundry Networks, Inc.*	180,500	1,924,130
Motorola, Inc.	241,484	4,865,903
QUALCOMM, Inc.	186,816	7,485,717
Research In Motion Ltd.*	31,300	2,183,801
		29,916,220
Computers & Peripherals 15.5%
Apple Computer, Inc.*	103,900	5,934,768
EMC Corp.*	447,200	4,905,784
Hewlett-Packard Co.	210,900	6,681,312
Inotera Memories, Inc.	1,492,000	1,486,125
Network Appliance, Inc.*	70,700	2,495,710
QLogic Corp.*	112,420	1,938,121
SanDisk Corp.* (a)	32,700	1,667,046
Sun Microsystems, Inc.*	604,300	2,507,845
		27,616,711
Electronic Equipment & Instruments 1.5%
Hon Hai Precision Industry Co., Ltd.	446,000	2,755,000
Internet Software & Services 14.3%
Akamai Technologies, Inc.* (a)	61,000	2,207,590
eBay, Inc.*	210,600	6,168,474
Google, Inc. "A"*	22,500	9,434,925
Yahoo!, Inc.*	235,700	7,778,100
		25,589,089
IT Services 7.4%
Automatic Data Processing, Inc.	150,530	6,826,535
Cognizant Technology Solutions Corp. "A"*	62,800	4,230,836
Patni Computer Systems Ltd. (ADR)*	9,300	132,804
Paychex, Inc.	51,900	2,023,062
		13,213,237
Semiconductors & Semiconductor Equipment 22.4%
Advanced Micro Devices, Inc.*	114,700	2,800,974
Applied Materials, Inc.	234,200	3,812,776
ASML Holding NV (NY Registered)* (a)	102,500	2,072,550
	Shares	Value ($)

Broadcom Corp. "A"*	101,687	3,055,694
Intel Corp.	377,589	7,155,311
Intersil Corp. "A"	87,900	2,043,675
Marvell Technology Group Ltd.* (a)	75,100	3,329,183
Maxim Integrated Products, Inc.	158,934	5,103,371
MKS Instruments, Inc.*	49,600	997,952
National Semiconductor Corp.	73,600	1,755,360
SiRF Technology Holdings, Inc.* (a)	71,000	2,287,620
Spansion, Inc. "A"* (a)	83,500	1,330,990
Texas Instruments, Inc.	134,300	4,067,947
		39,813,403
Software 17.3%
Adobe Systems, Inc.*	206,600	6,272,376
Autodesk, Inc.*	79,700	2,746,462
Business Objects SA (ADR)* (a)	89,800	2,442,560
Cadence Design Systems, Inc.* (a)	110,200	1,889,930
Electronic Arts, Inc.*	99,600	4,286,784
Microsoft Corp.	161,646	3,766,352
Quest Software, Inc.*	190,100	2,669,004
Symantec Corp.*	233,577	3,629,786
Take-Two Interactive Software, Inc.* (a)	196,700	2,096,822
TIBCO Software, Inc.*	144,400	1,018,020
		30,818,096
Materials 0.3%
Chemicals
SODIFF Advanced Materials Co., Ltd.	28,944	600,997
Total Common Stocks (Cost $163,199,469)		171,671,159

Securities Lending Collateral 8.3%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $14,844,065)	14,844,065	14,844,065

Cash Equivalents 1.6%
Cash Management QP Trust, 5.07% (d) (Cost $2,789,003)	2,789,003	2,789,003
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $180,832,537)+	106.2	189,304,227
Other Assets and Liabilities, Net	(6.2)	(11,122,000)
Net Assets	100.0	178,182,227

* Non-income producing security.

+ The cost for federal income tax purposes was $195,280,699. At June 30, 2006, net unrealized depreciation for all securities based on tax cost was $5,976,472. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,297,624 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,274,096.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $14,481,987 which is 8.1% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $163,199,469) — including $14,481,987 of securities loaned	$ 171,671,159
Investment in Daily Assets Fund Institutional (cost $14,844,065)*	14,844,065
Investment in Cash Management QP Trust (cost $2,789,003)	2,789,003
Total investments in securities, at value (cost $180,832,537)	189,304,227
Foreign currency, at value (cost $3,616,416)	3,640,467
Receivable for investments sold	102,663
Dividends receivable	105,715
Interest receivable	25,913
Receivable for Portfolio shares sold	66,363
Foreign taxes recoverable	274
Other assets	4,351
Total assets	193,249,973
Liabilities
Payable for Portfolio shares redeemed	36,640
Payable upon return of securities loaned	14,844,065
Accrued management fee	108,211
Other accrued expenses and payables	78,830
Total liabilities	15,067,746
Net assets, at value	$ 178,182,227
Net Assets
Net assets consist of: Net investment loss	(331,145)
Net unrealized appreciation (depreciation) on: Investments	8,471,690
Foreign currency related transactions	24,341
Accumulated net realized gain (loss)	(267,632,083)
Paid-in capital	437,649,424
Net assets, at value	$ 178,182,227
Class A Net Asset Value, offering and redemption price per share ($163,752,096 ÷ 19,542,814 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.38
Class B Net Asset Value, offering and redemption price per share ($14,430,131 ÷ 1,741,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.28

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $10,334)	$ 439,017
Interest	100
Interest — Cash Management QP Trust	156,791
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8,568
Total Income	604,476
Expenses: Management fee	768,193
Custodian and accounting fees	44,707
Distribution service fees (Class B)	19,931
Record keeping fees (Class B)	10,504
Auditing	22,908
Legal	10,044
Trustees' fees and expenses	11,798
Reports to shareholders	40,610
Other	8,525
Total expenses before expense reductions	937,220
Expense reductions	(2,001)
Total expenses after expense reductions	935,219
Net investment income (loss)	(330,743)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,957,029
Written options	60,573
Foreign currency related transactions	(12,210)
4,005,392
Net unrealized appreciation (depreciation) during the period on: Investments	(23,336,481)
Written options	(51,984)
Foreign currency related transactions	23,148
(23,365,317)
Net gain (loss) on investment transactions	(19,359,925)
Net increase (decrease) in net assets resulting from operations	$ (19,690,668)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ (330,743)	$ (837,802)
Net realized gain (loss)	4,005,392	13,020,687
Net unrealized appreciation (depreciation) during the period on investment transactions	(23,365,317)	(6,202,419)
Net increase (decrease) in net assets resulting from operations	(19,690,668)	5,980,466
Distributions to shareholders from: Net investment income: Class A	—	(979,061)
Class B	—	(18,255)
Portfolio share transactions: Class A Proceeds from shares sold	1,207,974	13,734,734
Reinvestment of distributions	—	979,061
Cost of shares redeemed	(18,522,282)	(50,111,493)
Net increase (decrease) in net assets from Class A share transactions	(17,314,308)	(35,397,698)
Class B Proceeds from shares sold	1,488,870	2,549,674
Reinvestment of distributions	—	18,255
Cost of shares redeemed	(1,904,408)	(2,984,180)
Net increase (decrease) in net assets from Class B share transactions	(415,538)	(416,251)
Increase (decrease) in net assets	(37,420,514)	(30,830,799)
Net assets at beginning of period	215,602,741	246,433,540
Net assets at end of period (including net investment loss and accumulated distributions in excess of net investment income of $331,145 and $402, respectively)	$ 178,182,227	$ 215,602,741
Other Information
Class A Shares outstanding at beginning of period	21,420,473	25,536,462
Shares sold	128,547	1,583,343
Shares issued to shareholders in reinvestment of distributions	—	119,107
Shares redeemed	(2,006,206)	(5,818,439)
Net increase (decrease) in Class A shares	(1,877,659)	(4,115,989)
Shares outstanding at end of period	19,542,814	21,420,473
Class B Shares outstanding at beginning of period	1,782,726	1,832,122
Shares sold	168,183	296,780
Shares issued to shareholders in reinvestment of distributions	—	2,234
Shares redeemed	(209,181)	(348,410)
Net increase (decrease) in Class B shares	(40,998)	(49,396)
Shares outstanding at end of period	1,741,728	1,782,726

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 9.30	$ 9.01	$ 8.84	$ 6.02	$ 9.36	$ 13.87
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.03)	.04	(.04)	(.03)	.01
Net realized and unrealized gain (loss) on investment transactions	(.91)	.36	.13	2.86	(3.30)	(4.50)
Total from investment operations	(.92)	.33	.17	2.82	(3.33)	(4.49)
Less distributions from: Net investment income	—	(.04)	—	—	(.01)	(.02)
Net asset value, end of period	$ 8.38	$ 9.30	$ 9.01	$ 8.84	$ 6.02	$ 9.36
Total Return (%)	(9.89)**	3.74	1.92	46.84	(35.52)	(32.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	164	199	230	257	219	351
Ratio of expenses (%)	.88*	.86	.83	.86	.80	.81
Ratio of net investment income (%)	(.29)*	(.36)	.43	(.50)	(.37)	.12
Portfolio turnover rate (%)	73*	135	112	66	64	56
[a] For the six months ended June 30, 2006 (Unaudited). [b] Based on average shares outstanding during the period. * Annualized ** Not annualized
Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.21	$ 8.93	$ 8.80	$ 6.01	$ 6.32
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.07)	.01	(.07)	(.02)
Net realized and unrealized gain (loss) on investment transactions	(.90)	.36	.12	2.86	(.29)
Total from investment operations	(.93)	.29	.13	2.79	(.31)
Less distributions from: Net investment income	—	(.01)	—	—	—
Net asset value, end of period	$ 8.28	$ 9.21	$ 8.93	$ 8.80	$ 6.01
Total Return (%)	(10.10)**	3.27	1.48	46.42	(4.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16	16	11.3
Ratio of expenses before expense reductions (%)	1.27*	1.26	1.22	1.25	1.06*
Ratio of expenses after expense reductions (%)	1.27*	1.26	1.21	1.25	1.06*
Ratio of net investment income (%)	(0.68)*	(.76)	.05	(.89)	(.79)*
Portfolio turnover rate (%)	73*	135	112	66	64

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

Information About Your Portfolio's Expenses

DWS Templeton Foreign Value VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,096.90	$ 1,096.00
Expenses Paid per $1,000*	$ 6.29	$ 7.33
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,018.79	$ 1,017.80
Expenses Paid per $1,000*	$ 6.06	$ 7.05

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Templeton Foreign Value VIP	1.21%	1.41%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Templeton Foreign Value VIP

Global economic growth remained strong during the six months ended June 30, 2006, although signs of moderation appeared in the latter part of the period. Early in the period, robust economic growth sustained strong demand for oil and other commodities. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and emerging markets in Asia and Latin America. In May, however, an uncertain economic outlook led to a pullback in commodity prices, which impacted the prices of related stocks.

In this environment, global equity markets performed strongly, particularly outside the United States, with the MSCI World ex-US Index returning 10.06% for the six months ending June 30, 2006. Class A shares of DWS Templeton Foreign Value Portfolio returned 9.69% (unadjusted for contract charges).

During the period, the Portfolio benefited from stock selection in the consumer discretionary, health care and industrials sectors. The US dollar fell in value versus most foreign currencies during the period, which also helped the Portfolio's performance because investments in securities with non-US currency exposure increased in value as the dollar declined.

Detractors from performance included stock selection and an underweight position in the energy sector. Stock selection in the materials sector, one of the strongest performing sectors in the MSCI World ex-US Index, also hurt performance.

Our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter, we may continue to find "bargain" investment opportunities.

Antonio Docal, CFA
Lead Portfolio Manager

Templeton Investment Counsel LLC, Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Portfolio returns during the period reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The MSCI World ex-US Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The index is calculated using closing local market prices and translates to US dollars using the London close foreign exchange rates. As of May 2005 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Index returns assume reinvested dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

"Overweight" means the Portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Portfolio holds a lower weighting.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Templeton Foreign Value VIP

Asset Allocation	6/30/06	12/31/05

Common Stocks	96%	95%
Cash Equivalents	4%	5%
	100%	100%
Geographical Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Europe (excluding United Kingdom)	49%	46%
United Kingdom	24%	21%
Pacific Basin	12%	11%
Japan	9%	12%
Latin America	2%	2%
Australia	1%	2%
Other	3%	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Financials	21%	22%
Consumer Discretionary	15%	15%
Industrials	14%	14%
Telecommunications Services	12%	12%
Health Care	8%	7%
Materials	7%	11%
Energy	7%	5%
Information Technology	6%	6%
Utilities	5%	4%
Consumer Staples	5%	4%
	100%	100%
Asset allocation, geographical and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 58. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Templeton Foreign Value VIP

	Shares	Value ($)

Common Stocks 95.4%
Australia 1.1%
National Australia Bank Ltd. (Cost $157,836)	6,719	175,550
Bermuda 0.9%
ACE Ltd. (Cost $135,302)	2,780	140,640
Brazil 0.9%
Empresa Brasiliera de Aeronautica SA (Preferred) (ADR) (Cost $131,456)	3,800	138,586
Canada 1.0%
BCE, Inc.	4,940	116,740
Jean Coutu Group (PJC), Inc. "A"	4,200	44,021
(Cost $163,300)		160,761
Cayman Islands 0.7%
XL Capital Ltd. "A" (Cost $135,696)	1,980	121,374
China 0.7%
China Telecom Corp., Ltd. "H" (Cost $121,068)	326,000	105,990
Denmark 1.7%
Vestas Wind Systems AS* (Cost $171,040)	10,160	277,874
Finland 2.3%
Stora Enso Oyj	13,140	181,669
UPM-Kymmene Oyj	8,860	190,951
(Cost $354,359)		372,620
France 9.2%
Accor SA	1,501	91,366
Arkema*	83	3,239
Axa	7,680	252,061
Compagnie Generale des Etablissements Michelin "B"	2,502	150,408
France Telecom SA	9,680	208,128
Sanofi-Aventis	2,488	242,808
Suez SA	3,779	157,090
Thomson*	6,030	99,725
Total SA	3,356	220,849
Valeo SA	2,134	75,989
(Cost $1,383,063)		1,501,663
Germany 8.0%
BASF AG	1,415	113,623
Bayerische Motoren Werke AG	3,755	187,599
Celesio AG	1,026	93,265
Deutsche Post AG (Registered)	7,249	194,337
E.ON AG	2,375	273,458
Infineon Technologies AG*	7,030	78,318
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	970	132,517
Siemens AG (Registered)	2,610	227,106
(Cost $1,140,202)		1,300,223
Hong Kong 2.6%
Cheung Kong (Holdings) Ltd.	14,000	151,784
Hutchison Whampoa Ltd.	15,000	136,745
	Shares	Value ($)

Swire Pacific Ltd. "A"	12,500	129,003
(Cost $398,979)		417,532
Israel 0.7%
Check Point Software Technologies Ltd.* (Cost $148,078)	6,840	120,247
Italy 3.0%
Eni SpA	8,798	259,158
UniCredito Italiano SpA	28,849	225,824
(Cost $405,684)		484,982
Japan 8.6%
Fuji Photo Film Co., Ltd.	5,500	184,551
KDDI Corp.	27	165,860
Mabuchi Motor Co., Ltd.	3,399	203,156
NEC Corp.	10,000	53,303
Nintendo Co., Ltd.	900	150,996
Nippon Telegraph & Telephone Corp.	8	39,217
Olympus Corp.	4,000	106,956
Sompo Japan Insurance, Inc.	9,000	125,830
Sony Corp.	4,700	207,401
Takeda Chemical Industries Ltd.	2,700	167,983
(Cost $1,205,073)		1,405,253
Korea 5.4%
Kookmin Bank (ADR)	2,540	210,972
Korea Electric Power Corp. (ADR)	6,430	121,913
POSCO (ADR)	1,740	116,406
Samsung Electronics Co., Ltd. (GDR), 144A	1,107	347,875
SK Telecom Co., Ltd. (ADR)	3,870	90,635
(Cost $715,247)		887,801
Mexico 0.7%
Telefonos de Mexico SA de CV "L" (ADR) (Cost $114,987)	5,670	118,106
Netherlands 6.9%
Akzo Nobel NV	2,097	113,080
ING Groep NV	6,573	258,353
Koninklijke (Royal) Philips Electronics NV	6,486	202,670
Reed Elsevier NV	7,425	111,684
Royal Dutch Shell PLC "B"	6,425	224,672
Unilever NV	9,741	220,902
(Cost $1,002,822)		1,131,361
Norway 2.4%
Norske Skogindustrier ASA	11,670	171,071
Telenor ASA	18,470	223,276
(Cost $338,936)		394,347
Portugal 1.3%
Portugal Telecom, SGPS SA (Registered) (Cost $177,310)	17,552	211,927
Singapore 0.9%
DBS Group Holdings Ltd. (Cost $118,911)	13,000	148,656
	Shares	Value ($)

Spain 4.3%
Banco Santander Central Hispano SA	16,074	234,789
Iberdrola SA	3,714	127,928
Repsol YPF SA	7,089	203,014
Telefonica SA (ADR)	2,752	136,885
(Cost $632,231)		702,616
Sweden 3.0%
Atlas Copco AB "A"	6,380	177,302
Nordea Bank AB	15,869	189,632
Securitas AB "B"	6,500	124,640
(Cost $367,688)		491,574
Switzerland 4.9%
Lonza Group AG (Registered)	2,751	188,680
Nestle SA (Registered)	594	186,574
Swiss Re (Registered)	3,065	214,228
UBS AG (Registered)	1,903	208,582
(Cost $703,559)		798,064
Taiwan 1.7%
Chunghwa Telecom Co., Ltd. (ADR)	6,820	125,966
Compal Electronics, Inc. (GDR), 144A	31,160	152,686
(Cost $283,333)		278,652
United Kingdom 22.5%
Alliance Unichem PLC	13,027	246,195
BAE Systems PLC	27,011	184,686
Boots Group PLC	9,330	132,755
BP PLC	17,929	209,038
British Sky Broadcasting Group PLC	34,503	365,910
	Shares	Value ($)

Cadbury Schweppes PLC	14,520	140,025
Compass Group PLC	67,828	328,934
GKN PLC	8,446	42,638
GlaxoSmithKline PLC	7,272	203,190
Group 4 Securicor PLC	36,350	112,759
HSBC Holdings PLC (Hong Kong Registered)	9,600	168,111
Kingfisher PLC	10,130	44,677
National Grid PLC	12,589	136,190
Pearson PLC	9,489	129,234
Rentokil Initial PLC	60,482	174,476
Rolls-Royce Group PLC*	21,579	165,201
Royal Bank of Scotland Group PLC	6,935	228,015
Shire PLC	10,104	147,419
Smiths Group PLC	6,449	106,256
Vodafone Group PLC	123,082	262,313
William Morrison Supermarkets PLC	12,460	44,815
Yell Group PLC	10,597	100,233
(Cost $3,373,927)		3,673,070
Total Common Stocks (Cost $13,880,087)		15,559,469

Cash Equivalents 4.3%
Cash Management QP Trust, 5.07% (a) (Cost $700,047)	700,047	700,047
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $14,580,134)+	99.7	16,259,516
Other Assets and Liabilities, Net	0.3	51,866
Net Assets	100.0	16,311,382

* Non-income producing security

+ The cost for federal income tax purposes was $14,595,345. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $1,664,171. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,912,520 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $248,349.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $13,880,087)	$ 15,559,469
Investment in Cash Management QP Trust (cost $700,047)	700,047
Total investments in securities, at value (cost $14,580,134)	16,259,516
Foreign currency, at value (cost $9,347)	8,546
Receivable for investments sold	55,890
Dividends receivable	54,829
Interest receivable	2,528
Foreign taxes recoverable	16,870
Due from Advisor	17,880
Other assets	262
Total assets	16,416,321
Liabilities
Payable for investments purchased	59,407
Payable for Portfolio shares redeemed	1,913
Due to custodian	13
Accrued management fee	175
Other accrued expenses and payables	43,431
Total liabilities	104,939
Net assets, at value	$ 16,311,382
Net Assets
Net assets consist of: Undistributed net investment income	311,704
Net unrealized appreciation (depreciation) on: Investments	1,679,382
Foreign currency related transactions	(620)
Accumulated net realized gain (loss)	1,548,802
Paid-in capital	12,772,114
Net assets, at value	$ 16,311,382
Class A Net Asset Value, offering and redemption price per share ($7,284,386 ÷ 583,398 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.49
Class B Net Asset Value, offering and redemption price per share ($9,026,996 ÷ 723,568 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.48
Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $43,125)	$ 432,234
Interest — Cash Management QP Trust	18,520
Interest	853
Total Income	451,607
Expenses: Management fee	96,284
Custodian and accounting fees	74,362
Distribution service fees (Class B)	10,193
Record keeping fees (Class B)	4,216
Auditing	9,628
Legal	6,420
Trustees' fees and expenses	4,985
Reports to shareholders	2,690
Registration fees	1,150
Other	14,412
Total expenses before expense reductions	224,340
Expense reductions	(93,756)
Total expenses after expense reductions	130,584
Net investment income (loss)	321,023
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,564,994
Foreign currency related transactions	6,421
1,571,415
Net unrealized appreciation (depreciation) during the period on: Investments	107,720
Foreign currency related transactions	(351)
107,369
Net gain (loss) on investment transactions	1,678,784
Net increase (decrease) in net assets resulting from operations	$ 1,999,807

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 321,023	$ 167,397
Net realized gain (loss) on investment transactions	1,571,415	129,296
Net unrealized appreciation (depreciation) during the period on investment transactions	107,369	1,275,307
Net increase (decrease) in net assets resulting from operations	1,999,807	1,572,000
Distributions to shareholders from: Net investment income: Class A	—	(109,492)
Class B	—	(45,602)
Net realized gains: Class A	(49,793)	(57,627)
Class B	(31,133)	(31,845)
Portfolio share transactions: Class A Proceeds from shares sold	2,440,000	11,598,184
Reinvestment of distributions	49,793	167,119
Cost of shares redeemed	(9,807,500)	(1,908,590)
Net increase (decrease) in net assets from Class A share transactions	(7,317,707)	9,856,713
Class B Proceeds from shares sold	1,469,421	4,140,045
Reinvestment of distributions	31,133	77,446
Cost of shares redeemed	(498,810)	(241,047)
Net increase (decrease) in net assets from Class B share transactions	1,001,744	3,976,444
Increase (decrease) in net assets	(4,397,082)	15,160,591
Net assets at beginning of period	20,708,464	5,547,873
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $311,704 and $9,319, respectively)	$ 16,311,382	$ 20,708,464
Other Information
Class A Shares outstanding at beginning of period	1,167,164	250,000
Shares sold	207,901	1,074,821
Shares reissued to shareholders in reinvestment of distributions	4,085	14,621
Shares redeemed	(795,752)	(172,278)
Net increase (decrease) in Class A shares	(583,766)	917,164
Shares outstanding at end of period	583,398	1,167,164
Class B Shares outstanding at beginning of period	643,963	275,227
Shares sold	118,290	383,957
Shares reissued to shareholders in reinvestment of distributions	2,554	6,776
Shares redeemed	(41,239)	(21,997)
Net increase (decrease) in Class B shares	79,605	368,736
Shares outstanding at end of period	723,568	643,963

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.43	$ 10.56	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.20	.17	.01
Net realized and unrealized gain (loss) on investment transactions	.91	.85	.55
Total from investment operations	1.11	1.02	.56
Less distributions from: Net investment income	—	(.10)	—
Net realized gain on investment transactions	(.05)	(.05)	—
Total distributions	(.05)	(.15)	—
Net asset value, end of period	$ 12.49	$ 11.43	$ 10.56
Total Return (%)[d]	9.69**	9.61	5.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	13	3
Ratio of expenses before expense reductions (%)	2.07*	2.88	7.34*
Ratio of expenses after expense reductions (%)	1.21*	1.15	1.14*
Ratio of net investment income (%)	1.61[e]	1.49	.41*
Portfolio turnover rate (%)	36*	15	—

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

e The ratio for the six months ended June 30, 2006 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.

* Annualized ** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.43	$ 10.56	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.18	.14	—
Net realized and unrealized gain (loss) on investment transactions	.92	.85	.56
Total from investment operations	1.10	.99	.56
Less distributions from: Net investment income	—	(.07)	—
Net realized gain on investment transactions	(.05)	(.05)	—
Total distributions	(.05)	(.12)	—
Net asset value, end of period	$ 12.48	$ 11.43	$ 10.56
Total Return (%)[d]	9.60**	9.39	5.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	7	3
Ratio of expenses before expense reductions (%)	2.43*	3.17	7.74*
Ratio of expenses after expense reductions (%)	1.41*	1.35	1.34*
Ratio of net investment income (%)	1.51[e]	1.29	.21*
Portfolio turnover rate (%)	36*	15	—

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from November 15, 2004 (commencement of operations) to December 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

e The ratio for the six months ended June 30, 2006 has not been annualized since the Portfolio believes it would not be appropriate because the Portfolio's dividend income is not earned ratably throughout the fiscal year.

* Annualized ** Not annualized

Information About Your Portfolio's Expenses

DWS Turner Mid Cap Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2006 to June 30, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended June 30, 2006
Actual Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,041.70	$ 1,039.40
Expenses Paid per $1,000*	$ 4.76	$ 6.73
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 1/1/06	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/06	$ 1,020.13	$ 1,018.20
Expenses Paid per $1,000*	$ 4.71	$ 6.66

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Turner Mid Cap Growth VIP	.94%	1.33%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option.

Management Summary June 30, 2006

DWS Turner Mid Cap Growth VIP

After a strong first quarter, the equity markets lost some ground during the second quarter, largely due to concerns that continued interest rate increases would slow economic growth, which in turn could hurt corporate profits and lower stock prices.

Despite the difficult environment, DWS Turner MidCap Growth VIP performed well relative to its benchmark, the Russell Mid Cap Growth Index. For the six-month period ending June 30, 2006, Class A shares of the Portfolio returned 4.17% (unadjusted for contract charges) to the index's 2.56%.

During the period, seven of the Portfolio's 10 sector positions beat their corresponding index sectors. Stock selection was strongest in the producer durables, consumer staples and financial sectors.

Growth-oriented holdings in the producer durables, consumer staples, and financial sectors contributed the most to performance. The greatest detractors from performance were health care and automotive and transportation stocks. Biotechnology, pharmaceutical, medical instrument, air freight/courier and railroad transportation stocks also lost ground.

Looking forward, we believe the earnings outlook is especially promising: The companies in the Russell Midcap Growth Index are expected to increase their earnings over the next 12 months, according to a consensus of Wall Street analysts. If healthy earnings growth does indeed continue, we believe it will lead to synchronized global economic expansion. If, at the same time, productivity gains keep inflation low, the overall environment should be good for stocks. Our emphasis will continue to be on owning stocks that we think have the strongest earnings prospects.

William C. McVail
Christopher K. McHugh Robert E. Turner

Lead Manager Portfolio Managers

Turner Investment Partners, Inc., Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-scudder.com for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Stocks of medium-sized companies involve greater risk than securities of larger, more established companies, as they often have limited product lines, markets or financial resources and may be subject to more-erratic and more-abrupt market movements. Additionally, it is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this Portfolio's prospectus for specific details regarding this product's investments and risk profile.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of June 30, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions.

Portfolio Summary

DWS Turner Mid Cap Growth VIP

Asset Allocation (Excludes Securities Lending Collateral)	6/30/06	12/31/05

Common Stocks	99%	96%
Cash Equivalents	1%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	6/30/06	12/31/05

Information Technology	21%	25%
Consumer Discretionary	18%	17%
Industrials	16%	14%
Health Care	15%	17%
Energy	10%	10%
Financials	10%	10%
Telecommunication Services	4%	2%
Consumer Staples	4%	2%
Materials	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 66. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio June 30, 2006 (Unaudited)

DWS Turner Mid Cap Growth VIP

	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 17.9%
Hotels Restaurants & Leisure 8.9%
Burger King Holdings, Inc.* (a)	40,320	635,040
Ctrip.com International Ltd. (ADR) (a)	19,200	980,160
International Game Technology	86,450	3,279,913
Panera Bread Co. "A"* (a)	10,150	682,486
Scientific Games Corp. "A"*	45,170	1,608,955
Starwood Hotels & Resorts Worldwide, Inc.	47,120	2,843,221
Station Casinos, Inc. (a)	27,540	1,874,923
Wynn Resorts Ltd.* (a)	21,950	1,608,935
		13,513,633
Internet & Catalog Retail 2.8%
Coldwater Creek, Inc.* (a)	41,860	1,120,174
Nutri/System, Inc.* (a)	33,950	2,109,313
VistaPrint Ltd.* (a)	36,910	986,973
		4,216,460
Media 0.5%
Lamar Advertising Co. "A"* (a)	13,900	748,654
Multiline Retail 1.2%
Nordstrom, Inc.	50,290	1,835,585
Specialty Retail 2.0%
AnnTaylor Stores Corp.*	13,910	603,416
Circuit City Stores, Inc. (a)	55,190	1,502,272
Gymboree Corp.*	25,870	899,241
		3,004,929
Textiles, Apparel & Luxury Goods 2.5%
Coach, Inc.*	93,310	2,789,969
Under Armour, Inc. "A"*	22,040	939,345
		3,729,314
Consumer Staples 4.0%
Beverages 1.6%
Hansen Natural Corp.* (a)	12,500	2,379,625
Food & Staples Retailing 1.6%
Whole Foods Market, Inc.	38,040	2,458,906
Personal Products 0.8%
Avon Products, Inc.	36,210	1,122,510
Energy 9.8%
Energy Equipment & Services 3.9%
Cameron International Corp.*	31,530	1,506,188
Diamond Offshore Drilling, Inc. (a)	14,670	1,231,253
Grant Prideco, Inc.*	29,540	1,321,915
National-Oilwell Varco, Inc.*	28,430	1,800,188
		5,859,544
Oil, Gas & Consumable Fuels 5.9%
Arch Coal, Inc.	29,790	1,262,202
CNX Gas Corp.* (a)	26,000	780,000
CONSOL Energy, Inc.	32,240	1,506,253
Denbury Resources, Inc.*	28,700	908,929
Frontier Oil Corp. (a)	32,680	1,058,832
Range Resources Corp. (a)	61,364	1,668,487
	Shares	Value ($)

Southwestern Energy Co.* (a)	20,690	644,700
Ultra Petroleum Corp.*	19,550	1,158,729
		8,988,132
Financials 9.8%
Capital Markets 3.7%
Affiliated Managers Group, Inc.* (a)	17,274	1,500,938
Investment Technology Group, Inc.*	17,190	874,283
Northern Trust Corp.	15,760	871,528
T. Rowe Price Group, Inc.	60,560	2,289,774
		5,536,523
Commercial Banks 2.0%
Colonial BancGroup, Inc.	53,550	1,375,164
East West Bancorp., Inc.	29,860	1,131,992
Whitney Holding Corp.	14,980	529,843
		3,036,999
Diversified Financial Services 1.5%
Chicago Mercantile Exchange Holdings, Inc.	2,750	1,350,662
Nasdaq Stock Market, Inc.* (a)	28,430	850,057
		2,200,719
Insurance 0.7%
HCC Insurance Holdings, Inc.	37,890	1,115,482
Real Estate Investment Trusts 0.8%
Host Hotels & Resorts, Inc. (REIT)	56,186	1,228,788
Real Estate Management & Development 1.1%
CB Richard Ellis Group, Inc. "A"*	69,400	1,728,060
Health Care 14.6%
Biotechnology 1.5%
Celgene Corp.*	49,710	2,357,745
Health Care Equipment & Supplies 3.0%
Dade Behring Holdings, Inc.	25,100	1,045,164
Intuitive Surgical, Inc.* (a)	11,020	1,300,029
ResMed, Inc.* (a)	29,070	1,364,837
Varian Medical Systems, Inc.*	17,450	826,258
		4,536,288
Health Care Providers & Services 4.6%
DaVita, Inc.*	36,260	1,802,122
Express Scripts, Inc.*	26,290	1,886,045
Quest Diagnostics, Inc.	53,600	3,211,712
		6,899,879
Life Sciences Tools & Services 2.5%
Covance, Inc.*	19,840	1,214,605
Pharmaceutical Product Development, Inc.	32,440	1,139,293
Thermo Electron Corp.*	40,430	1,465,183
		3,819,081
Pharmaceuticals 3.0%
Allergan, Inc.	19,820	2,125,893
Forest Laboratories, Inc.*	26,990	1,044,243
Shire PLC (ADR) (a)	30,270	1,338,842
		4,508,978
	Shares	Value ($)

Industrials 15.9%
Aerospace & Defense 1.3%
Precision Castparts Corp.	33,700	2,013,912
Air Freight & Logistics 1.5%
C.H. Robinson Worldwide, Inc.	41,710	2,223,143
Airlines 0.6%
US Airways Group, Inc.* (a)	16,180	817,737
Commercial Services & Supplies 2.6%
Manpower, Inc.	26,580	1,717,068
Monster Worldwide, Inc.*	29,010	1,237,567
Republic Services, Inc.	24,910	1,004,869
		3,959,504
Electrical Equipment 3.4%
AMETEK, Inc.	47,360	2,243,917
General Cable Corp.*	33,300	1,165,500
Roper Industries, Inc.	35,270	1,648,872
		5,058,289
Industrial Conglomerates 1.5%
McDermott International, Inc.*	33,225	1,510,741
Textron, Inc.	8,460	779,843
		2,290,584
Machinery 2.6%
Bucyrus International, Inc. "A"	16,260	821,130
Harsco Corp.	13,820	1,077,407
Joy Global, Inc.	20,555	1,070,710
Oshkosh Truck Corp.	3,300	156,816
Trinity Industries, Inc. (a)	20,495	827,998
		3,954,061
Road & Rail 1.1%
CSX Corp.	10,810	761,456
Landstar System, Inc.	19,260	909,650
		1,671,106
Trading Companies & Distributors 1.3%
WESCO International, Inc.*	28,440	1,962,360
Information Technology 20.9%
Communications Equipment 3.2%
Ciena Corp.* (a)	204,990	986,002
F5 Networks, Inc.* (a)	15,940	852,471
Finisar Corp.* (a)	225,230	736,502
JDS Uniphase Corp.*	505,050	1,277,777
Redback Networks, Inc.* (a)	52,170	956,798
		4,809,550
Computers & Peripherals 1.4%
Rackable Systems, Inc.* (a)	21,600	852,984
SanDisk Corp.*	24,520	1,250,030
		2,103,014
Electronic Equipment & Instruments 0.7%
Itron, Inc.* (a)	17,930	1,062,532
Internet Software & Services 2.5%
Akamai Technologies, Inc.* (a)	66,610	2,410,616
aQuantive, Inc.* (a)	53,980	1,367,313
		3,777,929
	Shares	Value ($)

IT Services 2.5%
CheckFree Corp.*	30,710	1,521,987
Fidelity National Information Services, Inc.	15,170	537,018
Global Payments, Inc.	18,320	889,436
MPS Group, Inc.*	57,760	869,866
		3,818,307
Semiconductors & Semiconductor Equipment 5.7%
ASML Holding NV (NY Shares) (Registered)* (a)	45,300	915,966
Atheros Communications* (a)	46,310	878,037
Cymer, Inc.* (a)	29,180	1,355,703
Micron Technology, Inc.*	89,080	1,341,545
PMC-Sierra, Inc.* (a)	112,630	1,058,722
Silicon Laboratories, Inc.*	28,190	990,878
SiRF Technology Holdings, Inc.* (a)	25,440	819,677
Varian Semiconductor Equipment Associates, Inc.* (a)	39,480	1,287,443
		8,647,971
Software 4.9%
BEA Systems, Inc.*	109,760	1,436,758
Citrix Systems, Inc.*	51,140	2,052,760
Nuance Communications, Inc.* (a)	110,320	1,109,819
Red Hat, Inc.* (a)	67,480	1,579,032
Salesforce.com, Inc.* (a)	42,300	1,127,718
		7,306,087
Materials 1.8%
Chemicals 0.5%
Ecolab, Inc.	20,090	815,252
Construction Materials 0.7%
Martin Marietta Materials, Inc.	10,810	985,332
Metals & Mining 0.6%
Allegheny Technologies, Inc. (a)	14,050	972,821
Telecommunication Services 4.0%
Wireless Telecommunication Services
Crown Castle International Corp.*	52,510	1,813,695
Leap Wireless International, Inc.*	17,460	828,477
NII Holdings, Inc.*	60,520	3,412,118
		6,054,290
Total Common Stocks (Cost $123,055,799)		149,129,615

Securities Lending Collateral 24.3%
Daily Assets Fund Institutional, 5.1% (b) (c) (Cost $36,681,862)	36,681,862	36,681,862
Cash Equivalents 1.4%
Cash Management QP Trust, 5.07% (d) (Cost $2,181,356)	2,181,356	2,181,356
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $161,919,017)+	124.4	187,992,833
Other Assets and Liabilities, Net	(24.4)	(36,836,559)
Net Assets	100.0	151,156,274

* Non-income producing security.

+ The cost for federal income tax purposes was $161,924,270. At June 30, 2006, net unrealized appreciation for all securities based on tax cost was $26,068,563. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,172,272 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,103,709.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2006 amounted to $36,434,945 which is 24.1% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $123,055,799) — including $36,434,945 of securities loaned	$ 149,129,615
Investment in Daily Assets Fund Institutional (cost $36,681,862)*	36,681,862
Investment in Cash Management QP Trust (cost $2,181,356)	2,181,356
Total investments in securities, at value (cost $161,919,017)	187,992,833
Cash	17,865
Receivable for investments sold	4,339,990
Receivable for Portfolio shares sold	80,448
Dividends receivable	54,622
Interest receivable	9,112
Other assets	2,381
Total assets	192,497,251
Liabilities
Payable upon return of securities loaned	36,681,862
Payable for investments purchased	4,419,344
Payable for Portfolio shares redeemed	68,919
Accrued management fee	98,309
Other accrued expenses and payables	72,543
Total liabilities	41,340,977
Net assets, at value	$ 151,156,274
Net Assets
Net assets consist of: Undistributed net investment income	114,940
Net unrealized appreciation (depreciation) on investments	26,073,816
Accumulated net realized gain (loss)	9,766,950
Paid-in capital	115,200,568
Net assets, at value	$ 151,156,274
Class A Net Asset Value, offering and redemption price per share ($123,520,559 ÷ 11,569,329 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.68
Class B Net Asset Value, offering and redemption price per share ($27,635,715 ÷ 2,628,982 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.51

* Represents collateral on securities loaned.

Statement of Operations for the six months ended June 30, 2006 (Unaudited)
Investment Income
Income: Dividends	$ 798,359
Interest — Cash Management QP Trust	68,047
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	49,544
Total Income	915,950
Expenses: Management fee	633,811
Custodian and accounting fees	57,538
Distribution service fees (Class B)	36,048
Record keeping fees (Class B)	19,655
Auditing	22,263
Legal	7,629
Trustees' fees and expenses	4,804
Reports to shareholders	13,394
Other	7,997
Total expenses before expense reductions	803,139
Expense reductions	(2,215)
Total expenses after expense reductions	800,924
Net investment income (loss)	115,026
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	9,788,906
Net unrealized appreciation (depreciation) during the period on investments	(3,857,459)
Net gain (loss) on investment transactions	5,931,447
Net increase (decrease) in net assets resulting from operations	$ 6,046,473

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2006 (Unaudited)	Year Ended December 31, 2005
Operations: Net investment income (loss)	$ 115,026	$ (848,873)
Net realized gain (loss) on investment transactions	9,788,906	15,832,516
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,857,459)	(148,045)
Net increase (decrease) in net assets resulting from operations	6,046,473	14,835,598
Distributions to shareholders from: Net realized gains: Class A	(9,522,910)	—
Class B	(2,156,952)	—
Portfolio share transactions: Class A Proceeds from shares sold	6,574,523	10,529,915
Reinvestment of distributions	9,522,910	—
Cost of shares redeemed	(9,601,583)	(18,562,756)
Net increase (decrease) in net assets from Class A share transactions	6,495,850	(8,032,841)
Class B Proceeds from shares sold	1,681,402	6,985,137
Reinvestment of distributions	2,156,952	—
Cost of shares redeemed	(2,363,031)	(5,854,761)
Net increase (decrease) in net assets from Class B share transactions	1,475,323	1,130,376
Increase (decrease) in net assets	2,337,784	7,933,133
Net assets at beginning of period	148,818,490	140,885,357
Net assets at end of period (including net investment income and accumulated net investment loss of $114,940 and $86, respectively)	$ 151,156,274	$ 148,818,490
Other Information
Class A Shares outstanding at beginning of period	11,034,621	11,918,058
Shares sold	563,298	997,835
Shares issued to shareholders in reinvestment of distributions	829,522	—
Shares redeemed	(858,112)	(1,881,272)
Net increase (decrease) in Class A shares	534,708	(883,437)
Shares outstanding at end of period	11,569,329	11,034,621
Class B Shares outstanding at beginning of period	2,497,836	2,386,654
Shares sold	150,536	684,539
Shares issued to shareholders in reinvestment of distributions	190,543	—
Shares redeemed	(209,933)	(573,357)
Net increase (decrease) in Class B shares	131,146	111,182
Shares outstanding at end of period	2,628,982	2,497,836

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.02	$ 9.86	$ 8.88	$ 5.98	$ 8.82	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.02	(.05)	(.07)	(.06)	(.06)	(.04)
Net realized and unrealized gain (loss) on investment transactions	.50	1.21	1.05	2.96	(2.78)	(1.14)
Total from investment operations	.52	1.16	.98	2.90	(2.84)	(1.18)
Less distributions from: Net realized gain on investment transactions	(.86)	—	—	—	—	—
Net asset value, end of period	$ 10.68	$ 11.02	$ 9.86	$ 8.88	$ 5.98	$ 8.82
Total Return (%)	4.17**	11.76	11.04	48.49	(32.20)	(11.80)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	124	122	118	110	61	48
Ratio of expenses before expense reductions (%)	.94*	1.11	1.19	1.18	1.13	1.82*
Ratio of expenses after expense reductions (%)	.94*	1.11	1.19	1.18	1.13	1.30*
Ratio of net investment income (loss) (%)	.22*	(.56)	(.82)	(.90)	(.82)	(.76)*
Portfolio turnover rate (%)	126*	151	174	155	225	205*

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period from May 1, 2001 (commencement of operations) to December 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B Years Ended December 31,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.88	$ 9.78	$ 8.84	$ 5.97	$ 6.60
Income (loss) from investment operations: Net investment income (loss)[c]	(.00)***	(.09)	(.10)	(.09)	(.02)
Net realized and unrealized gain (loss) on investment transactions	.49	1.19	1.04	2.96	(.61)
Total from investment operations	.49	1.10	.94	2.87	(.63)
Less distributions from: Net realized gain on investment transactions	(.86)	—	—	—	—
Net asset value, end of period	$ 10.51	$ 10.88	$ 9.78	$ 8.84	$ 5.97
Total Return (%)	3.94**	11.25[d]	10.63	48.07	(9.55)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	27	23	13.6
Ratio of expenses before expense reductions (%)	1.33*	1.51	1.56	1.57	1.38*
Ratio of expenses after expense reductions (%)	1.33*	1.48	1.56	1.57	1.38*
Ratio of net investment income (loss) (%)	(.17)*	(.93)	(1.19)	(1.29)	(.81)*
Portfolio turnover rate (%)	126*	151	174	155	225

[a] For the six months ended June 30, 2006 (Unaudited).

[b] For the period July 1, 2002 (commencement of operations of Class B shares) to December 31, 2002.

[c] Based on an average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Variable Series II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers twenty-nine portfolios (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"), including four Portfolios that invest primarily in existing DWS Portfolios ("Underlying Portfolios"). Each Underlying Portfolio's accounting policies and investment holdings are outlined in the Underlying Portfolio's financials statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Trust offers two classes of shares (Class A shares and Class B shares) except DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP, which offer Class B shares only. Sales of Class B shares are subject to record keeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25%, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable 12b-1 fee and record keeping fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Trust's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Trust in the preparation of its financial statements.

Security Valuation. DWS Money Market VIP values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

Investments in securities and Underlying Portfolios are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Portfolios. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Investments in the Underlying Portfolios are valued at the net asset value per share of each class of the Underlying Portfolios as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Portfolios may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Trust are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Portfolios may enter into repurchase agreements with certain banks and broker/dealers whereby the Portfolios, through their custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Portfolios have the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Portfolios' claims on the collateral may be subject to legal proceedings.

Securities Lending. Each Portfolio, except DWS Money Market VIP, DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP, DWS Conservative Allocation VIP, DWS Mercury Large Cap Core VIP and DWS Templeton Foreign Value VIP, may lend securities to financial institutions. The Portfolios retain beneficial ownership of the securities they have loaned and continue to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolios receive compensation for lending their securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolios or the borrower may terminate the loan. The Portfolios are subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Portfolio may buy or sell credit default swap contracts to seek to increase the Portfolio's income, to add leverage to the Portfolio, or to hedge the risk of default on Portfolio securities. As a seller in the credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Portfolio. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. The Portfolio may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Portfolio would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. When the Portfolio sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Portfolio.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the DWS Balanced VIP and DWS Strategic Income VIP is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the DWS Balanced VIP and DWS Strategic Income VIP is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Portfolio receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. The Portfolios may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Portfolio writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolios may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Portfolios may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Portfolios may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios invest in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Portfolios having a contractual relationship only with the Lender, not with the sovereign borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios assume the credit risk of both the borrower and the Lender that is selling the Participation.

Mortgage Dollar Rolls. DWS Core Fixed Income VIP, DWS Government & Agency Securities VIP and DWS Balanced VIP may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Portfolio will not be entitled to earn interest and receive principal payment on securities sold. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. Several of the Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Portfolios' policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Portfolio is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to each Portfolio and is not in a position at this time to estimate the significance of its impact, if any, on each Portfolio's financial statements.

At December 31, 2005, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforward ($)	Expiration Date
DWS Balanced VIP*	4,703,100	12/31/2008
	6,354,400	12/31/2009
	18,679,700	12/31/2010
	46,269,100	12/31/2011
DWS Davis Venture Value VIP	3,600,000	12/31/2010
	1,400,000	12/31/2011
	1,100,000	12/31/2012
DWS Dreman High Return Equity VIP	6,700,000	12/31/2011
DWS Government & Agency Securities VIP	14,000	12/31/2013
DWS High Income VIP	3,945,000	12/31/2007
	16,114,000	12/31/2008
	22,935,000	12/31/2009
	55,108,000	12/31/2010
	13,877,000	12/31/2011
DWS International Select Equity VIP**	6,900,000	12/31/2009
	10,600,000	12/31/2010
	4,401,000	12/31/2011
DWS Janus Growth & Income VIP	3,482,000	12/31/2009
	29,907,000	12/31/2010
	6,934,000	12/31/2011
DWS Janus Growth Opportunities VIP	22,695,000	12/31/2009
	42,499,000	12/31/2010
	19,473,000	12/31/2011
DWS Large Cap Value VIP	7,347,000	12/31/2010
	6,438,000	12/31/2011
DWS Mid Cap Growth VIP	8,893,000	12/31/2010
	23,998,000	12/31/2011
DWS Oak Strategic Equity VIP	3,525,000	12/31/2010
	2,522,000	12/31/2011
	3,689,000	12/31/2012
DWS Small Cap Growth VIP	59,486,000	12/31/2009
	71,888,400	12/31/2010
	4,154,600	12/31/2011
DWS Technology VIP	87,259,000	12/31/2009
	93,499,000	12/31/2010
	71,516,000	12/31/2011

* Certain of these losses may be subject to limitations under Sections 381-384 of the Internal Revenue Code.

** Certain of these losses may be subject to limitations under Sections 381-383 of the Internal Revenue Code.

For the period from November 1, 2005 through December 31, 2005, the following Portfolios incurred approximate net realized capital losses as follows:

Portfolio	Net Realized Capital Loss ($)
DWS Core Fixed Income VIP	293,200
DWS Government & Agency Securities VIP	12,000
DWS High Income VIP	40,500
DWS Janus Growth & Income VIP	240,400
DWS Mercury Large Cap Core VIP	10,500
DWS MFS Strategic Value VIP	616,000
DWS Technology VIP	2,685,000

As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2006.

Distribution of Income and Gains. Distributions of net investment income, if any, for all Portfolios except the DWS Money Market VIP, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to shareholders at least annually. All of the net investment income of the DWS Money Market VIP is declared as a daily dividend and is distributed to shareholders monthly.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, a Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Expenses. Expenses arising in connection with a specific Portfolio are allocated to that Portfolio. Trust expenses are allocated between the Portfolios in proportion to their relative net assets.

Contingencies. In the normal course of business, the Portfolios may enter into contracts with service providers that contain general indemnification clauses. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet been made. However, based on experience, the Portfolios expect the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for all Portfolios, with the exception of securities in default of principal. Distributions of income and capital gains from the Underlying Portfolios are recorded on the ex-dividend date.

B. Purchases and Sales of Securities

During the six months ended June 30, 2006, purchases and sales of investment transactions (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Balanced VIP excluding US Treasury Obligations and mortgage dollar roll transactions	341,584,249	376,615,365
US Treasury Obligations	1,334,951	1,350,000
DWS Blue Chip VIP	377,282,416	393,353,635
DWS Conservative Allocation VIP	10,499,138	5,760,000
DWS Core Fixed Income VIP excluding US Treasury Obligations and mortgage dollar roll transactions	158,207,685	117,819,428
US Treasury Obligations	281,797,774	267,670,806
mortgage dollar roll transactions	23,144,470	22,654,473
DWS Davis Venture Value VIP	38,399,101	43,349,907
DWS Dreman Financial Services VIP	415,019	13,829,125
DWS Dreman High Return Equity VIP	103,385,988	83,957,254
DWS Dreman Small Cap Value VIP	199,422,756	235,377,296
DWS Global Thematic VIP	109,418,964	95,755,624
DWS Government & Agency Securities VIP excluding US Treasury Obligations and mortgage dollar roll transactions	191,860,966	249,913,401
US Treasury Obligations	42,468,419	45,574,473
mortgage dollar roll transactions	218,636,661	187,861,994
DWS Growth Allocation VIP	62,239,252	53,120,000
DWS High Income VIP excluding US Treasury Obligations	238,081,914	262,918,975
US Treasury Obligations	2,023,721	1,953,002
DWS Income Allocation VIP	2,188,589	1,280,000
DWS International Select Equity VIP	144,089,048	158,752,042
DWS Janus Growth & Income VIP	59,831,563	64,099,592
DWS Janus Growth Opportunities VIP	51,579,232	64,081,894
DWS Large Cap Value VIP	113,995,883	113,579,854
DWS Legg Mason Aggressive Growth VIP	7,767,256	2,153,483
DWS Mercury Large Cap Core VIP	3,480,930	2,370,415
DWS MFS Strategic Value VIP	17,455,783	20,170,414
DWS Mid Cap Growth VIP	15,218,259	18,706,484
DWS Moderate Allocation VIP	45,923,301	27,820,000
DWS Oak Strategic Equity VIP	3,924,670	10,332,753
DWS Small Cap Growth VIP	132,862,988	155,816,490
DWS Strategic Income VIP excluding US Treasury Securities	57,674,007	54,961,682
US Treasury Securities	18,735,735	16,046,957
DWS Technology VIP	71,813,931	85,525,631
DWS Templeton Foreign Value VIP	3,592,126	9,442,724
DWS Turner Mid Cap Growth VIP	99,567,037	98,597,238

For the six months ended June 30, 2006, transactions for written options on securities were as follows for the DWS Technology VIP:

	Number of Contracts	Premium
Outstanding, beginning of period	403	$ 69,716
Options written	1,349	189,045
Options closed	(1,042)	(100,767)
Options exercised	(307)	(88,278)
Options expired	(403)	(69,716)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Accordingly, for the six months ended June 30, 2006, the fees pursuant to the Management Agreement were equivalent to the annual rates shown below of the Portfolios' average daily net assets, accrued daily and payable monthly:

Portfolio	Annual Management Fee Rate
DWS Balanced VIP $0-$250 million	.470%
next $750 million	.445%
over $1 billion	.410%
DWS Blue Chip VIP	.650%
DWS Conservative Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Core Fixed Income VIP	.600%
DWS Davis Venture Value VIP $0-$250 million	.950%
next $250 million	.925%
next $500 million	.900%
next $1.5 billion	.875%
over $2.5 billion	.850%
DWS Dreman Financial Services VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Dreman High Return Equity VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Dreman Small Cap Value VIP	.750%
DWS Global Thematic VIP $0-$250 million	1.000%
next $500 million	.950%
next $750 million	.900%
next $1.5 billion	.850%
over $3 billion	.800%
DWS Government & Agency Securities VIP	.550%
DWS Growth Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS High Income VIP	.600%
DWS Income Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS International Select Equity VIP	.750%
DWS Janus Growth & Income VIP $0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
over $2.5 billion	.675%
DWS Janus Growth Opportunities VIP $0-$250 million	.750%
next $750 million	.725%
next $1.5 billion	.700%
over $2.5 billion	.675%
DWS Large Cap Value VIP	.750%
DWS Legg Mason Aggressive Growth VIP $0-$250 million	.800%
next $500 million	.775%
next $750 million	.750%
next $1.5 billion	.725%
DWS Mercury Large Cap Core VIP $0-$250 million	.900%
next $250 million	.850%
next $500 million	.800%
next $1 billion	.750%
next $500 million	.700%
over $2.5 billion	.650%
DWS MFS Strategic Value VIP $0-$250 million	.950%
next $250 million	.925%
next $500 million	.900%
next $500 million	.825%
next $1 billion	.800%
over $2.5 billion	.775%
DWS Mid Cap Growth VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Moderate Allocation VIP $0-$500 million	.150%
next $500 million	.140%
next $500 million	.130%
next $1 billion	.120%
over $2.5 billion	.110%
DWS Money Market VIP $0-$215 million	.500%
next $335 million	.375%
next $250 million	.300%
over $800 million	.250%
DWS Oak Strategic Equity VIP $0-$250 million	.750%
next $250 million	.735%
next $500 million	.720%
over $1 billion	.705%
DWS Small Cap Growth VIP $0-$250 million	.650%
next $750 million	.625%
over $1 billion	.600%
DWS Strategic Income VIP	.650%
DWS Technology VIP $0-$250 million	.750%
next $750 million	.720%
next $1.5 billion	.700%
next $2.5 billion	.680%
next $2.5 billion	.650%
next $2.5 billion	.640%
next $2.5 billion	.630%
over $12.5 billion	.620%
DWS Templeton Foreign Value VIP $0-$250 million	.950%
next $250 million	.900%
next $500 million	.850%
next $1 billion	.750%
next $500 million	.700%
over $2.5 billion	.650%
DWS Turner Mid Cap Growth VIP $0-$250 million	.800%
next $250 million	.785%
next $500 million	.770%
over $1 billion	.755%

Aberdeen Asset Management PLC serves as subadvisor to DWS Core Fixed Income VIP and is paid by the Advisor for its services.

Dreman Value Management, L.L.C. serves as sub-advisor to the DWS Dreman Financial Services, DWS Dreman High Return Equity and DWS Dreman Small Cap Value VIPs and is paid by the Advisor for its services.

Salomon Brothers Asset Management Inc. serves as sub-advisor to DWS Legg Mason Aggressive Growth VIP and is paid by the Advisor for its services.

Janus Capital Management, L.L.C., serves as sub-advisor to the DWS Janus Growth & Income and DWS Janus Growth Opportunities VIPs and is paid by the Advisor for its services.

Turner Investment Partners, Inc. serves as sub-advisor to the DWS Turner Mid Cap Growth VIP and is paid by the Advisor for its services.

Oak Associates, Ltd. serves as sub-advisor to the DWS Oak Strategic Equity VIP and is paid by the Advisor for its services.

Davis Selected Advisers, L.P., serves as sub-advisor to the DWS Davis Venture Value VIP and is paid by the Advisor for its services.

Massachusetts Financial Services Company ("MFS") serves as sub-advisor to the DWS MFS Strategic Value VIP and is paid by the Advisor for its services.

Fund Asset Management, L.P., a division of Merrill Lynch Investment Managers ("MLIM"), serves as sub-advisor to the DWS Mercury Large Cap Core VIP and is paid by the Advisor for its services.

Templeton Investment Counsel L.L.C. serves as sub-advisor to the DWS Templeton Foreign Value VIP and is paid by the Advisor for its services.

For the period ended June 30, 2006, the Advisor has agreed to waive 0.05% of average daily net assets of the Portfolio against the monthly management fee of Class B of the DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP.

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period January 1, 2006 through April 30, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annualized Rate
DWS Blue Chip VIP
Class A	.950%
Class B	1.350%
DWS Core Fixed Income VIP
Class A	.800%
Class B	1.200%
DWS Dreman Small Cap Value VIP
Class A	.840%
Class B	1.240%
DWS Growth Allocation VIP
Class B	.750%
DWS Janus Growth & Income VIP
Class A	.950%
DWS Large Cap Value VIP
Class A	.800%
Class B	1.200%
DWS Moderate Allocation VIP
Class B	.750%
DWS Strategic Income VIP
Class A	1.050%
DWS Technology VIP
Class A	.950%
Class B	1.350%

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period January 1, 2006 through September 30, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annualized Rate
DWS Davis Venture Value VIP
Class A	.853%
Class B	1.253%
DWS Global Thematic VIP
Class A	1.040%
Class B	1.440%
DWS Janus Growth & Income VIP
Class B	1.253%

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period January 1, 2006 through November 30, 2006 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annualized Rate
DWS Conservative Allocation VIP
Class B	.750%
DWS Dreman Financial Services VIP
Class A	.990%
Class B	1.390%
DWS Dreman High Return Equity VIP
Class A	.870%
Class B	1.270%
DWS Income Allocation VIP
Class B	.750%
DWS Janus Growth Opportunities VIP
Class A	.950%
Class B	1.35%
DWS Legg Mason Aggressive Growth VIP
Class A	.908%
Class B	1.308%
DWS Mercury Large Cap Core VIP
Class A	.873%
Class B	1.20%
DWS MFS Strategic Value VIP
Class A	.860%
Class B	1.260%
DWS Mid Cap Growth VIP
Class A	.950%
Class B	1.308%
DWS Oak Strategic Equity VIP
Class A	1.150%
Class B	1.301%
DWS Strategic Income VIP
Class B	1.199%
DWS Templeton Foreign Value VIP
Class A	1.140%
Class B	1.340%
DWS Turner Mid Cap Growth VIP
Class A	1.300%
Class B	1.337%

The Advisor, the underwriter and accounting agent contractually agreed to waive all or a portion of their respective fees and reimburse or pay certain operating expenses to the extent necessary to maintain the operating expenses of each class for the period January 1, 2006 through April 30, 2008 (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annualized Rate
DWS Balanced VIP
Class A	.510%
Class B	.890%
DWS Small Cap Growth VIP
Class A	.720%
Class B	1.090%

Accordingly, for the six months ended June 30, 2006, the effective management fees are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annualized Effective Rate
DWS Balanced VIP	1,514,532	139,411.41%
DWS Blue Chip VIP	1,106,327	—	.65%
DWS Conservative Allocation VIP	35,472	11,824.10%
DWS Core Fixed Income VIP	1,030,698	—	.60%
DWS Davis Venture Value VIP	1,847,984	322,097.78%
DWS Dreman Financial Services VIP	505,826	—	.75%
DWS Dreman High Return Equity VIP	3,355,424	—	.73%
DWS Dreman Small Cap Value VIP	2,329,508	—	.75%
DWS Global Thematic VIP	605,686	225,036.63%
DWS Government & Agency Securities VIP	738,735	—	.55%
DWS Growth Allocation VIP	153,288	51,096.10%
DWS High Income VIP	1,156,822	—	.60%
DWS Income Allocation VIP	9,433	9,433.00%
DWS International Select Equity VIP	1,045,525	—	.75%
DWS Janus Growth & Income VIP	880,325	—	.75%
DWS Janus Growth Opportunities VIP	557,969	—	.75%
DWS Large Cap Value VIP	1,165,357	—	.75%
DWS Legg Mason Aggressive Growth VIP	208,248	75,451.51%
DWS Mercury Large Cap Core VIP	26,302	26,302.00%
DWS MFS Strategic Value VIP	286,279	112,665.58%
DWS Mid Cap Growth VIP	248,521	12,542.71%
DWS Moderate Allocation VIP	134,345	44,782.10%
DWS Money Market VIP	703,169	—	.46%
DWS Oak Strategic Equity VIP	265,231	—	.75%
DWS Small Cap Growth VIP	926,143	—	.65%
DWS Strategic Income VIP	314,533	—	.65%
DWS Technology VIP	768,193	—	.75%
DWS Templeton Foreign Value VIP	96,284	87,131.09%
DWS Turner Mid Cap Growth VIP	633,811	—	.80%

In addition, for the six months ended June 30, 2006, Class B shares of the Portfolios waived record keeping expenses as follows:

Portfolio	Waived ($)
DWS Income Allocation VIP	8,141
DWS Mercury Large Cap Core VIP	1,158
DWS Mid Cap Growth VIP	920
DWS Oak Strategic Equity VIP	8,311
DWS Small Cap Growth VIP	1,294
DWS Strategic Income VIP	6,927
DWS Templeton Foreign Value VIP	4,216

In addition, for the six months ended June 30, 2006, the Advisor waived $518 of other expenses for DWS Mercury Large Cap Core VIP.

DWS Income Allocation VIP, DWS Moderate Allocation VIP, DWS Growth Allocation VIP and DWS Conservative Allocation VIP do not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Portfolio. At June 30, 2006, the DWS Portfolios held the following percentage of the Underlying Portfolios' outstanding shares as follows:

Underlying Portfolio	DWS Conservative Allocation VIP	DWS Growth Allocation VIP	DWS Moderate Allocation VIP
DWS Blue Chip VIP	N/A	5%	5%
DWS Core Fixed Income VIP	5%	9%	15%
DWS Janus Growth Opportunities VIP	N/A	7%	5%
DWS Growth & Income VIP	N/A	8%	6%
DWS Large Cap Value VIP	N/A	9%	6%
DWS MFS Strategic Value VIP	N/A	19%	12%
DWS Templeton Foreign Value VIP	N/A	18%	6%

N/A represents investments less than 5%.

Service Provider Fees. DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the Portfolio and general accounting records of each Portfolio. In turn, DWS-SFAC has delegated certain fund accounting functions to a third-party service provider. For the six months ended June 30, 2006, DWS-SFAC received the following fee for its services for the following Portfolios:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at June 30, 2006 ($)
DWS Conservative Allocation VIP	21,825	—	3,570
DWS Davis Venture Value VIP	43,811	—	5,094
DWS Dreman Financial Services VIP	39,260	—	10,028
DWS Dreman High Return Equity VIP	65,476	—	8,583
DWS Global Thematic VIP	90,360	—	16,328
DWS Growth Allocation VIP	22,630	—	3,980
DWS Income Allocation VIP	20,889	4,091	856
DWS Janus Growth & Income VIP	35,435	—	6,588
DWS Janus Growth Opportunities VIP	31,321	—	5,139
DWS Legg Mason Aggressive Growth VIP	29,865	—	4,907
DWS Mercury Large Cap Core VIP	43,976	43,976	—
DWS MFS Strategic Value VIP	35,680	—	4,498
DWS Mid Cap Growth VIP	29,402	—	5,100
DWS Moderate Allocation VIP	22,079	—	3,747
DWS Oak Strategic Equity VIP	26,202	—	4,440
DWS Technology VIP	32,706	—	5,771
DWS Templeton Foreign Value VIP	45,567	—	7,596
DWS Turner Mid Cap Growth VIP	46,702	—	9,991

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Investments Service Company ("DWS-SISC") receives a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the six months ended June 30, 2006, the Distribution Service Fee was as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at June 30, 2006 ($)
DWS Balanced VIP	41,342	—	6,376
DWS Blue Chip VIP	56,438	—	8,560
DWS Conservative Allocation VIP	59,120	—	9,645
DWS Core Fixed Income VIP	106,749	—	15,514
DWS Davis Venture Value VIP	98,170	—	15,235
DWS Dreman Financial Services VIP	22,334	—	3,466
DWS Dreman High Return Equity VIP	170,662	—	26,519
DWS Dreman Small Cap Value VIP	112,185	—	16,678
DWS Global Thematic VIP	27,471	—	4,226
DWS Government & Agency Securities VIP	51,515	—	7,372
DWS Growth Allocation VIP	255,480	—	39,124
DWS High Income VIP	67,588	—	10,635
DWS Income Allocation VIP	15,721	15,721	—
DWS International Select Equity VIP	84,855	—	12,765
DWS Janus Growth & Income VIP	41,556	—	6,239
DWS Janus Growth Opportunities VIP	13,417	—	2,011
DWS Large Cap Value VIP	50,692	—	7,713
DWS Legg Mason Aggressive Growth VIP	10,410	—	1,930
DWS Mercury Large Cap Core VIP	6,542	—	1,148
DWS MFS Strategic Value VIP	39,832	—	2,980
DWS Mid Cap Growth VIP	9,358	—	1,544
DWS Moderate Allocation VIP	223,908	—	34,676
DWS Money Market VIP	75,679	—	12,527
DWS Oak Strategic Equity VIP	24,976	—	3,759
DWS Small Cap Growth VIP	50,146	—	7,518
DWS Strategic Income VIP	30,845	—	4,484
DWS Technology VIP	19,931	—	2,913
DWS Templeton Foreign Value VIP	10,193	1,919	3,300
DWS Turner Mid Cap Growth VIP	36,047	—	5,302

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the six months ended June 30, 2006, the amounts charged to the Portfolios by DeIM included in reports to shareholders were as follows:

Portfolio	Amount ($)	Unpaid at June 30, 2006 ($)
DWS Balanced VIP	2,690	1,366
DWS Blue Chip VIP	2,690	1,366
DWS Conservative Allocation VIP	2,690	1,366
DWS Core Fixed Income VIP	2,690	1,366
DWS Davis Venture Value VIP	2,690	1,366
DWS Dreman Financial Services VIP	2,690	1,366
DWS Dreman High Return Equity VIP	2,690	1,366
DWS Dreman Small Cap Value VIP	2,690	1,366
DWS Global Thematic VIP	2,690	1,366
DWS Government & Agency Securities VIP	2,690	1,366
DWS Growth Allocation VIP	2,690	1,366
DWS High Income VIP	2,690	1,366
DWS Income Allocation VIP	2,690	1,366
DWS International Select Equity VIP	2,690	1,366
DWS Janus Growth & Income VIP	2,690	1,366
DWS Janus Growth Opportunities VIP	2,690	1,366
DWS Large Cap Value VIP	2,690	1,366
DWS Legg Mason Aggressive Growth VIP	2,690	1,366
DWS Mercury Large Cap Core VIP	2,690	1,366
DWS MFS Strategic Value VIP	2,690	1,366
DWS Mid Cap Growth VIP	2,690	1,366
DWS Moderate Allocation VIP	2,690	1,366
DWS Money Market VIP	2,690	1,366
DWS Oak Strategic Equity VIP	2,690	1,366
DWS Small Cap Growth VIP	2,690	1,366
DWS Strategic Income VIP	2,690	1,366
DWS Technology VIP	2,690	1,366
DWS Templeton Foreign Value VIP	2,690	1,366
DWS Turner Mid Cap Growth VIP	2,690	1,366

Trustees' Fees and Expenses. The Portfolios paid each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolios may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Expense Reductions

For the six months ended June 30, 2006, the Advisor agreed to reimburse the Portfolios which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider in the following amounts:

Portfolio	Amount ($)
DWS Balanced VIP	6,781
DWS Blue Chip VIP	3,242
DWS Core Fixed Income VIP	3,009
DWS Davis Venture Value VIP	3,420
DWS Dreman Financial Services VIP	1,638
DWS Dreman High Return Equity VIP	7,202
DWS Dreman Small Cap Value VIP	5,294
DWS Global Thematic VIP	1,831
DWS Government & Agency Securities VIP	2,221
DWS High Income VIP	2,761
DWS International Select Equity VIP	3,018
DWS Janus Growth & Income VIP	2,555
DWS Janus Growth Opportunities VIP	2,055
DWS Large Cap Value VIP	2,543
DWS Legg Mason Aggressive Growth VIP	1,745
DWS MFS Strategic Value VIP	1,374
DWS Mid Cap Growth VIP	1,742
DWS Money Market VIP	3,107
DWS Oak Strategic Equity VIP	1,555
DWS Small Cap Growth VIP	4,137
DWS Strategic Income VIP	1,972
DWS Technology VIP	1,954
DWS Turner Mid Cap Growth VIP	2,058

In addition, the Portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Portfolios' expenses. During the six months ended June 30, 2006, the Portfolios' custodian fees were reduced under these arrangements as follows:

Portfolio	Amount ($)
DWS Balanced VIP	483
DWS Blue Chip VIP	19
DWS Core Fixed Income VIP	257
DWS Davis Venture Value VIP	238
DWS Dreman Financial Services VIP	34
DWS Dreman High Return Equity VIP	254
DWS Dreman Small Cap Value VIP	814
DWS Government & Agency Securities VIP	1,199
DWS High Income VIP	3,048
DWS Janus Growth & Income VIP	670
DWS Janus Growth Opportunities VIP	59
DWS Large Cap Value VIP	55
DWS Legg Mason Aggressive Growth VIP	113
DWS Mercury Large Cap Core VIP	18
DWS MFS Strategic Value VIP	13
DWS Mid Cap Growth VIP	32
DWS Money Market VIP	64
DWS Oak Strategic Equity VIP	8
DWS Small Cap Growth VIP	429
DWS Strategic Income VIP	840
DWS Technology VIP	47
DWS Turner Mid Cap Growth VIP	157

G. Ownership of the Portfolios

At June 30, 2006, the beneficial ownership in the Portfolios was as follows:

DWS Balanced VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 40%, 25% and 17%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 72% and 27%.

DWS Blue Chip VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 54%, 31% and 11%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 75% and 25%.

DWS Conservative Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 72% and 28%.

DWS Core Fixed Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 37%, 28% and 25%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 18%.

DWS Davis Venture Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 72% and 19%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 71% and 29%.

DWS Dreman Financial Services VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 38%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 73% and 27%.

DWS Dreman High Return Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 25%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 79% and 18%.

DWS Dreman Small Cap Value VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 57%, 23% and 15%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 73% and 22%.

DWS Global Thematic VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 61% and 37%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 66% and 34%.

DWS Government & Agency Securities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 35% and 18%. Two Participating Insurance Companies were the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 84% and 10%.

DWS Growth Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 85% and 15%.

DWS High Income VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 35%, 33% and 25%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 22%.

DWS Income Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 65% and 35%.

DWS International Select Equity VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47%, 27% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 56% and 44%.

DWS Janus Growth & Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 72% and 27%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 84% and 16%.

DWS Janus Growth Opportunities VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 59%, 25%, and 14%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 88%.

DWS Large Cap Value VIP: Four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 37%, 29%, 17% and 14%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

DWS Legg Mason Aggressive Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 76% and 14%. Two Participating Insurance Companies were the owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 86% and 13%.

DWS Mercury Large Cap Core VIP: One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 100%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 63%, 26% and 11%.

DWS MFS Strategic Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 75% and 19%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 87% and 13%.

DWS Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 66% and 30%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 76% and 23%.

DWS Moderate Allocation VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 81% and 19%.

DWS Money Market VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 44%, 31% and 24%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 65% and 35%.

DWS Oak Strategic Equity VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 80% and 20%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 77% and 23%.

DWS Small Cap Growth VIP: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 48%, 22% and 21%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 82% and 18%.

DWS Strategic Income VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 56% and 37%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 63% and 36%.

DWS Technology VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 64% and 32%. Two Participating Insurance Companies were owners of record of 10% or more of the outstanding Class B shares of the Portfolio, each owning 79% and 20%.

DWS Templeton Foreign Value VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 52% and 44%. Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 38%, 35% and 27%.

DWS Turner Mid Cap Growth VIP: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 81% and 19%. Two Participating Insurance Companies were the owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 83% and 17%.

H. Line of Credit

The Trust and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The facility borrowing limit for each Portfolio as a percent of net assets is as follows:

Portfolio	Facility Borrowing Limit
DWS Balanced VIP	33%
DWS Blue Chip VIP	33%
DWS Conservative Allocation VIP	33%
DWS Core Fixed Income VIP	33%
DWS Davis Venture Value VIP	33%
DWS Dreman Financial Services VIP	33%
DWS Dreman High Return Equity VIP	33%
DWS Dreman Small Cap Value VIP	33%
DWS Global Thematic VIP	33%
DWS Government & Agency Securities VIP	33%
DWS Growth Allocation VIP	33%
DWS High Income VIP	33%
DWS Income Allocation VIP	33%
DWS International Select Equity VIP	33%
DWS Janus Growth & Income VIP	33%
DWS Janus Growth Opportunities VIP	33%
DWS Large Cap Value VIP	33%
DWS Legg Mason Aggressive Growth VIP	33%
DWS Mercury Large Cap Core VIP	33%
DWS MFS Strategic Value VIP	33%
DWS Mid Cap Growth VIP	33%
DWS Moderate Allocation VIP	33%
DWS Money Market VIP	33%
DWS Oak Strategic Equity VIP	33%
DWS Small Cap Growth VIP	33%
DWS Strategic Income VIP	33%
DWS Technology VIP	5%
DWS Templeton Foreign Value VIP	33%
DWS Turner Mid Cap Growth VIP	33%

At June 30, 2006, DWS Dreman High Return Equity VIP had a $2,500,000 outstanding loan. Interest expense incurred on the borrowing was $1,876 for the six months ended June 30, 2006. The average dollar amount of the borrowings was $2,920,000, the weighted average interest rate on these borrowings was 5.62% and the Portfolio had a loan outstanding for thirty three days throughout the period.

At June 30, 2006, DWS High Income VIP had an $8,000,000 outstanding loan. Interest expense incurred on the borrowing was $42,343 for the six months ended June 30, 2006. The average dollar amount of the borrowings was $8,646,970, the weighted average interest rate on these borrowings was 5.62% and the Portfolio had a loan outstanding for five days throughout the period.

I. Payments Made by Affiliates

During the six months ended June 30, 2006, the Advisor fully reimbursed DWS Balanced VIP, DWS High Income VIP, DWS International Select Equity VIP and DWS Strategic Income VIP $50, $463, $101 and $25, respectively, for losses incurred on trades executed incorrectly.

In addition, the Advisor fully reimbursed DWS Strategic Income VIP $566 for a loss incurred in violation of investment restrictions.

The amounts of the losses were less than 0.01% of each Portfolio's average net assets, thus having no impact on each Portfolio's total return.

J. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

K. Acquisition of Assets

On April 29, 2005, the DWS Small Cap Growth VIP acquired all of the net assets of Scudder Variable Series I 21st Century Growth Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 7,739,831 Class A shares and 1,627,657 Class B shares of the Scudder Variable Series I 21st Century Growth Portfolio for 3,256,621 Class A shares and 680,062 Class B shares of the DWS Small Cap Growth VIP outstanding on April 29, 2005. Scudder Variable Series I 21st Century Growth Portfolio's net assets at that date of $45,435,834, including $4,404,910 of net unrealized appreciation, were combined with those of the DWS Small Cap Growth VIP. The aggregate net assets of the DWS Small Cap Growth VIP immediately before the acquisition were $209,671,733. The combined net assets of the DWS Small Cap Growth VIP immediately following the acquisitions were $255,107,567.

On April 29, 2005, the DWS Balanced VIP acquired all of the net assets of Scudder Variable Series I Balanced Portfolio pursuant to a plan of reorganization approved by shareholders on April 20, 2005. The acquisition was accomplished by a tax-free exchange of 10,773,456 Class A shares of the Scudder Variable Series I Balanced Portfolio for 5,591,767 Class A shares of the DWS Balanced VIP outstanding on April 29, 2005. Scudder Variable Series I Balanced Portfolio's net assets at that date of $118,997,707, including $9,126,657 of net unrealized appreciation, were combined with those of the DWS Balanced VIP. The aggregate net assets of the DWS Balanced VIP immediately before the acquisition were $598,273,318. The combined net assets of the DWS Balanced VIP immediately following the acquisitions were $717,271,025.

L. Portfolio Mergers

On May 12, 2006, the Board of the Portfolios approved, in principle, the following mergers into the Acquiring DWS Portfolios:

Acquired Portfolios	Acquiring Portfolios
DWS Dreman Financial Services VIP	DWS Dreman High Return Equity VIP
DWS Income Allocation VIP	DWS Conservative Allocation VIP
DWS MFS Strategic Value VIP	DWS Dreman High Return Equity VIP

Completion of each merger is subject to a number of conditions, including final approval by the Portfolios' Board and approval by shareholders of the Acquired Portfolios at a shareholder meeting expected to be held on or about August 24, 2006.

On July 12, 2006, the Board of the Portfolios approved, in principle, the following mergers into the Acquiring DWS Portfolios of DWS Variable Series I:

Acquired Portfolios	Acquiring Portfolios
DWS Janus Growth Opportunities VIP	DWS Capital Growth VIP
DWS Legg Mason Aggressive Growth VIP	DWS Capital Growth VIP
DWS Mercury Large Cap Core VIP	DWS Growth & Income VIP
DWS Oak Strategic Equity VIP	DWS Capital Growth VIP
DWS Templeton Foreign Value VIP	DWS International VIP

Completion of each merger is subject to a number of conditions, including final approval by each participating Portfolio's Board and approval by shareholders of the Acquired Portfolios at a shareholder meeting expected to be held on or about October 12, 2006.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Proxy Voting

A description of the Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

About the Portfolios' Advisor

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

An investment in DWS Money Market VIP is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although DWS Money Market VIP seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

SVS2-3 (45949) 8/06

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 22, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series II

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 22, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 22, 2006